Exhibit 4.1

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                                    Depositor




                           AMERIQUEST MORTGAGE COMPANY
                           LONG BEACH MORTGAGE COMPANY
                        NEW CENTURY MORTGAGE CORPORATION
                             OCWEN FEDERAL BANK FSB

                                Master Servicers


                                       and


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                     Trustee



                    -----------------------------------------

                         POOLING AND SERVICING AGREEMENT
                            Dated as of April 1, 1999

                    -----------------------------------------



                Floating Rate Mortgage Pass-Through Certificates

                                  Series 1999-3

                                                 TABLE OF CONTENTS

SECTION                                                                                                        PAGE
-------                                                                                                        ----
ARTICLE I

         DEFINITIONS

         1.01.     Defined Terms..................................................................................4
                   Accrued Certificate Interest...................................................................4
                   Adjustable Rate Mortgage Loan..................................................................4
                   Adjustment Date................................................................................4
                   Affiliate......................................................................................4
                   Aggregate Loss Severity Percentage.............................................................5
                   Agreement......................................................................................5
                   Allocated Realized Loss Amount.................................................................5
                   Assignment.....................................................................................5
                   Available Distribution Amount..................................................................5
                   Balloon Loan...................................................................................6
                   Balloon Payment................................................................................6
                   Bankruptcy Code................................................................................6
                   Bankruptcy Loss................................................................................6
                   Book-Entry Certificate.........................................................................6
                   Book-Entry Custodian...........................................................................6
                   Business Day...................................................................................6
                   Certificate....................................................................................6
                   Certificate Factor.............................................................................6
                   Certificateholder" or "Holder..................................................................7
                   Certificate Owner..............................................................................7
                   Certificate Principal Balance..................................................................7
                   Certificate Register" and "Certificate Registrar...............................................7
                   Class   .......................................................................................7
                   Class A Certificate............................................................................7
                   Class A Principal Distribution Amount..........................................................7
                   Class CE Certificate...........................................................................8
                   Class Exemption................................................................................8
                   Class M-1 Certificate..........................................................................8
                   Class M-1 Principal Distribution Amount........................................................8
                   Class M-2 Certificate..........................................................................8
                   Class M-2 Principal Distribution Amount........................................................8
                   Class M-3 Certificate..........................................................................9
                   Class M-3 Principal Distribution Amount........................................................9
                   Class P Certificate............................................................................9
                   Class R-I Certificate..........................................................................9
                   Class R-II Certificate.........................................................................9
                   Class R-III Certificates.......................................................................9


                                                         i



SECTION                                                                                                        PAGE
-------                                                                                                        ----

                   Closing Date...................................................................................9
                   Code    .......................................................................................9
                   Collection Account.............................................................................9
                   Commission....................................................................................10
                   Corporate Trust Office........................................................................10
                   Corresponding Certificate.....................................................................10
                   Credit Enhancement Percentage.................................................................10
                   Cumulative Loss Percentage....................................................................10
                   Custodial Agreement...........................................................................10
                   Custodian.....................................................................................11
                   Cut-off Date..................................................................................11
                   DCR     ......................................................................................11
                   Debt Service Reduction........................................................................11
                   Deficient Valuation...........................................................................11
                   Definitive Certificates.......................................................................11
                   Deleted Mortgage Loan.........................................................................11
                   Delinquency Percentage........................................................................11
                   Depositor.....................................................................................11
                   Depository....................................................................................11
                   Depository Institution........................................................................12
                   Depository Participant........................................................................12
                   Determination Date............................................................................12
                   Directly Operate..............................................................................12
                   Disqualified Organization.....................................................................12
                   Distribution Account..........................................................................12
                   Distribution Date.............................................................................13
                   Due Date......................................................................................13
                   Due Period....................................................................................13
                   Eligible Account..............................................................................13
                   ERISA   ......................................................................................13
                   Estate in Real Property.......................................................................13
                   Excess Overcollateralized Amount..............................................................13
                   Expense Adjusted Mortgage Rate................................................................13
                   Fannie Mae....................................................................................13
                   FDIC    ......................................................................................13
                   Final Recovery Determination..................................................................13
                   Freddie Mac...................................................................................14
                   Gross Margin..................................................................................14
                   Independent...................................................................................14
                   Independent Contractor........................................................................14
                   Index   ......................................................................................14
                   Initial Deposit...............................................................................14
                   Insurance Proceeds............................................................................15
                   Interest Accrual Period.......................................................................15


                                                        ii



SECTION                                                                                                        PAGE
-------                                                                                                        ----

                   Interest Carry Forward Amount.................................................................15
                   Interest Determination Date...................................................................15
                   Interest Distribution Amount..................................................................15
                   Interest Remittance Amount....................................................................15
                   Late Collections..............................................................................15
                   Liquidation Event.............................................................................16
                   Liquidation Proceeds..........................................................................16
                   Loan-to-Value Ratio...........................................................................16
                   London Business Day...........................................................................16
                   Loss Severity Percentage......................................................................16
                   Majority Class CE Certificateholder...........................................................16
                   Master Servicers..............................................................................16
                   Master Servicer Event of Default..............................................................17
                   Master Servicer Prepayment Charge Payment Amount..............................................17
                   Master Servicer Remittance Date...............................................................17
                   Master Servicer Termination Test..............................................................17
                   Maximum I-LT6 Uncertificated Interest Deferral Amount.........................................17
                   Maximum Mortgage Rate.........................................................................17
                   Mezzanine Certificate.........................................................................17
                   Minimum Mortgage Rate.........................................................................17
                   Monthly Payment...............................................................................17
                   Mortgage......................................................................................18
                   Mortgage File.................................................................................18
                   Mortgage Loan.................................................................................18
                   Mortgage Loan Purchase Agreements.............................................................18
                   Mortgage Loan Schedule........................................................................18
                   Mortgage Note.................................................................................20
                   Mortgage Pool.................................................................................20
                   Mortgage Rate.................................................................................20
                   Mortgaged Property............................................................................20
                   Mortgagor.....................................................................................20
                   Net Monthly Excess Cashflow...................................................................20
                   Net Mortgage Rate.............................................................................21
                   New Lease.....................................................................................21
                   Nonrecoverable P&I Advance....................................................................21
                   Non-United States Person......................................................................21
                   Notional Amount...............................................................................21
                   Officers' Certificate.........................................................................21
                   One-Month LIBOR...............................................................................21
                   One-Month LIBOR Pass-Through Rate.............................................................22
                   Opinion of Counsel............................................................................23
                   Original Mortgage Loan........................................................................23
                   Originators...................................................................................23
                   Overcollateralized Amount.....................................................................23


                                                        iii



SECTION                                                                                                        PAGE
-------                                                                                                        ----

                   Overcollateralization Deficiency Amount.......................................................23
                   Overcollateralization Increase Amount.........................................................23
                   Overcollateralization Reduction Amount........................................................23
                   Ownership Interest............................................................................23
                   Pass-Through Rate.............................................................................24
                   Percentage Interest...........................................................................24
                   Periodic Rate Cap.............................................................................25
                   Permitted Investments.........................................................................25
                   Permitted Transferee..........................................................................26
                   Person  ......................................................................................26
                   P&I Advance...................................................................................26
                   Plan    ......................................................................................26
                   Prepayment Assumption.........................................................................26
                   Prepayment Charge.............................................................................27
                   Prepayment Charge Schedule....................................................................27
                   Prepayment Interest Shortfall.................................................................27
                   Prepayment Period.............................................................................27
                   Principal Distribution Amount.................................................................27
                   Principal Prepayment..........................................................................28
                   PTCE    ......................................................................................28
                   Purchase Price................................................................................28
                   Qualified Substitute Mortgage Loan............................................................29
                   Rating Agency or Rating Agencies..............................................................30
                   Realized Loss.................................................................................30
                   Record Date...................................................................................31
                   Reference Banks...............................................................................31
                   Refinanced Mortgage Loan......................................................................31
                   Regular Certificate...........................................................................31
                   Regular Interest..............................................................................31
                   Relief Act....................................................................................31
                   Relief Act Interest Shortfall.................................................................31
                   REMIC   ......................................................................................31
                   REMIC I ......................................................................................32
                   REMIC I Interest Loss Allocation Amount.......................................................32
                   REMIC I Overcollateralized Amount.............................................................32
                   REMIC I Principal Loss Allocation Amount......................................................32
                   REMIC I Regular Interest......................................................................32
                   REMIC I Regular Interest I-LT1................................................................33
                   REMIC I Regular Interest I-LT2................................................................33
                   REMIC I Regular Interest I-LT3................................................................33
                   REMIC I Regular Interest I-LT4................................................................33
                   REMIC I Regular Interest I-LT5................................................................33
                   REMIC I Regular Interest I-LT6................................................................33
                   REMIC I Regular Interest I-LTP................................................................34


                                                        iv



SECTION                                                                                                        PAGE
-------                                                                                                        ----

                   REMIC I Remittance Rate.......................................................................34
                   REMIC I Required Overcollateralized Amount....................................................34
                   REMIC II......................................................................................34
                   REMIC II Regular Interest.....................................................................34
                   REMIC II Regular Interest II-LT1..............................................................34
                   REMIC II Regular Interest II-LT2..............................................................34
                   REMIC II Regular Interest II-LT3..............................................................35
                   REMIC II Regular Interest II-LT4..............................................................35
                   REMIC II Regular Interest II-LT5..............................................................35
                   REMIC II Regular Interest II-LT6..............................................................35
                   REMIC II Regular Interest II-LTP..............................................................35
                   REMIC II Regular Interest II-LT2S.............................................................35
                   REMIC II Regular Interest II-LT3S.............................................................35
                   REMIC II Regular Interest II-LT4S.............................................................36
                   REMIC II Regular Interest II-LT5S.............................................................36
                   REMIC II Remittance Rate......................................................................36
                   REMIC III.....................................................................................36
                   REMIC III Certificate.........................................................................36
                   REMIC III Certificateholder...................................................................36
                   Remittance Report.............................................................................36
                   Rents from Real Property......................................................................37
                   REO Account...................................................................................37
                   REO Disposition...............................................................................37
                   REO Imputed Interest..........................................................................37
                   REO Principal Amortization....................................................................37
                   REO Property..................................................................................37
                   Request for Release...........................................................................37
                   Required Overcollateralized Amount............................................................37
                   Reserve Interest Rate.........................................................................37
                   Residential Dwelling..........................................................................38
                   Residual Certificate..........................................................................38
                   Residual Interest.............................................................................38
                   Responsible Officer...........................................................................38
                   Scheduled Principal Balance...................................................................38
                   Seller  ......................................................................................39
                   Senior Interest Distribution Amount...........................................................39
                   Servicing Account.............................................................................39
                   Servicing Advances............................................................................39
                   Servicing Fee.................................................................................39
                   Servicing Fee Rate............................................................................39
                   Servicing Officer.............................................................................39
                   Single Certificate............................................................................40
                   S&P     ......................................................................................40
                   Startup Day...................................................................................40


                                                         v



SECTION                                                                                                        PAGE
-------                                                                                                        ----

                   Stated Principal Balance......................................................................40
                   Stayed Funds..................................................................................40
                   Stepdown Date.................................................................................41
                   Sub-Servicer..................................................................................41
                   Sub-Servicing Account.........................................................................41
                   Sub-Servicing Agreement.......................................................................41
                   Substitution Shortfall Amount.................................................................41
                   Tax Returns...................................................................................41
                   Telerate Page 3750............................................................................41
                   Termination Price.............................................................................41
                   Terminator....................................................................................41
                   Transfer......................................................................................41
                   Transferee....................................................................................41
                   Transferor....................................................................................41
                   Trigger Event.................................................................................42
                   Trust Fund....................................................................................42
                   Trustee ......................................................................................42
                   Trustee's Fee.................................................................................42
                   Trustee's Fee Rate............................................................................42
                   Uncertificated Balance........................................................................42
                   Uncertificated Corresponding Component........................................................42
                   Uncertificated Interest.......................................................................42
                   Uncertificated Notional Amount................................................................43
                   Uninsured Cause...............................................................................43
                   United States Person..........................................................................43
                   Value   ......................................................................................43
                   Voting Rights.................................................................................44
         1.02.     Allocation of Certain Interest Shortfalls.....................................................45

ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS;
         ORIGINAL ISSUANCE OF CERTIFICATES

         2.01.     Conveyance of Mortgage Loans..................................................................46
         2.02.     Acceptance of REMIC I by the Trustee..........................................................48
         2.03.     Repurchase or Substitution of Mortgage Loans by the Originators, the Seller or the
                   Depositor; Payment of Prepayment Charges in the event of breach...............................49
         2.04.     Representations and Warranties of the Depositor...............................................54
         2.05.     Representations, Warranties and Covenants of the Master Servicers.............................56
         2.06.     Issuance of Class R-I Certificates............................................................58
         2.07.     Conveyance of REMIC I Regular Interests; Acceptance of REMIC II by the Trustee................58
         2.08.     Issuance of Class R-II Certificates...........................................................58


                                                        vi



SECTION                                                                                                        PAGE
-------                                                                                                        ----

         2.09.     Conveyance of REMIC II Regular Interests; Acceptance of REMIC III by the
                   Trustee.......................................................................................59
         2.10.     Issuance of REMIC III Certificates............................................................59

ARTICLE III

         ADMINISTRATION AND SERVICING
         OF THE MORTGAGE LOANS

         3.01.     Master Servicers to Act as Master Servicers...................................................60
         3.02.     Sub-Servicing Agreements Between the Master Servicer and Sub-Servicers........................62
         3.03.     Successor Sub-Servicers.......................................................................63
         3.04.     Liability of the Master Servicer..............................................................63
         3.05.     No Contractual Relationship Between Sub-Servicers and Trustee or
                   Certificateholders............................................................................64
         3.06.     Assumption or Termination of Sub-Servicing Agreements by Trustee..............................64
         3.07.     Collection of Certain Mortgage Loan Payments..................................................64
         3.08.     Sub-Servicing Accounts........................................................................65
         3.09.     Collection of Taxes, Assessments and Similar Items; Servicing Accounts........................65
         3.10.     Collection Account and Distribution Account...................................................66
         3.11.     Withdrawals from the Collection Account and Distribution Account..............................69
         3.12.     Investment of Funds in the Collection Account and the Distribution Account
                    .............................................................................................71
         3.13.     [intentionally omitted].......................................................................72
         3.14.     Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage
                                                                                                                 72
         3.15.     Enforcement of Due-On-Sale Clauses; Assumption Agreements.....................................74
         3.16.     Realization Upon Defaulted Mortgage Loans.....................................................75
         3.17.     Trustee to Cooperate; Release of Mortgage Files...............................................77
         3.18.     Servicing Compensation........................................................................78
         3.19.     Reports to the Trustee; Collection Account Statements.........................................79
         3.20.     Statement as to Compliance....................................................................79
         3.21.     Independent Public Accountants' Servicing Report..............................................79
         3.22.     Access to Certain Documentation...............................................................80
         3.23.     Title, Management and Disposition of REO Property.............................................80
         3.24.     Obligations of the Master Servicer in Respect of Prepayment Interest Shortfalls...............83
         3.25.     Obligations of the Master Servicer in Respect of Mortgage Rates and Monthly
                   Payments......................................................................................84

ARTICLE IV

         PAYMENTS TO CERTIFICATEHOLDERS



                                                        vii



SECTION                                                                                                        PAGE
-------                                                                                                        ----

         4.01.     Distributions.................................................................................85
         4.02.     Statements to Certificateholders..............................................................91
         4.03.     Remittance Reports; P&I Advances..............................................................94
         4.04.     Allocation of Realized Losses.................................................................96
         4.05.     Compliance with Withholding Requirements......................................................97
         4.06.     Commission Reporting..........................................................................98

ARTICLE V

         THE CERTIFICATES

         5.01.     The Certificates..............................................................................99
         5.02.     Registration of Transfer and Exchange of Certificates........................................101
         5.03.     Mutilated, Destroyed, Lost or Stolen Certificates............................................106
         5.04.     Persons Deemed Owners........................................................................106
         5.05.     Certain Available Information................................................................106

ARTICLE VI

         THE DEPOSITOR AND THE MASTER SERVICERS

         6.01.     Liability of the Depositor and the Master Servicers..........................................108
         6.02.     Merger or Consolidation of the Depositor or the Master Servicers.............................108
         6.03.     Limitation on Liability of the Depositor, the Master Servicers and Others....................108
         6.04.     Limitation on Resignation of the Master Servicers............................................109
         6.05.     Rights of the Depositor in Respect of the Master Servicers...................................110

ARTICLE VII

         DEFAULT

         7.01.     Master Servicer Events of Default............................................................111
         7.02.     Trustee to Act; Appointment of Successor.....................................................113
         7.03.     Notification to Certificateholders...........................................................115
         7.04.     Waiver of Master Servicer Events of Default..................................................115

ARTICLE VIII

         CONCERNING THE TRUSTEE

         8.01.     Duties of Trustee............................................................................116
         8.02.     Certain Matters Affecting the Trustee........................................................117
         8.03.     Trustee Not Liable for Certificates or Mortgage Loans........................................118
         8.04.     Trustee May Own Certificates.................................................................118


                                                       viii



SECTION                                                                                                        PAGE
-------                                                                                                        ----

         8.05.     Trustee's Fees and Expenses..................................................................118
         8.06.     Eligibility Requirements for Trustee.........................................................119
         8.07.     Resignation and Removal of the Trustee.......................................................119
         8.08.     Successor Trustee............................................................................120
         8.09.     Merger or Consolidation of Trustee...........................................................121
         8.10.     Appointment of Co-Trustee or Separate Trustee................................................121
         8.11.     Appointment of Custodians....................................................................122
         8.12.     Appointment of Office or Agency..............................................................122
         8.13.     Representations and Warranties of the Trustee................................................123

ARTICLE IX

         TERMINATION

         9.01      Termination Upon Repurchase or Liquidation of All Mortgage Loans.............................124
         9.02      Additional Termination Requirements..........................................................126

ARTICLE X

         REMIC PROVISIONS

         10.01.    REMIC Administration.........................................................................127
         10.02.    Prohibited Transactions and Activities.......................................................130
         10.03.    Master Servicer and Trustee Indemnification..................................................130

ARTICLE XI

         MISCELLANEOUS PROVISIONS

         11.01.    Amendment....................................................................................131
         11.02.    Recordation of Agreement; Counterparts.......................................................132
         11.03.    Limitation on Rights of Certificateholders...................................................132
         11.04.    Governing Law................................................................................133
         11.05.    Notices......................................................................................133
         11.06.    Severability of Provisions...................................................................134
         11.07.    Notice to Rating Agencies....................................................................134
         11.08.    Article and Section References...............................................................135
         11.09.    Grant of Security Interest...................................................................135

Exhibits
--------

Exhibit A-1       Form of Class A Certificate
Exhibit A-2       Form of Class M-1 Certificate
Exhibit A-3       Form of Class M-2 Certificate
Exhibit A-4       Form of Class M-3 Certificate
Exhibit A-5       Form of Class CE Certificate
Exhibit A-6       Form of Class P Certificate
Exhibit A-7       Form of Class R-I Certificate
Exhibit A-8       Form of Class R-II Certificate
Exhibit A-9       Form of Class R-III Certificate
Exhibit B-1       Representations and Warranties regarding Prepayment Charges by
                  Ameriquest
Exhibit B-2       Representations and Warranties regarding Prepayment Charges by
                  Long Beach
Exhibit B-3       Representations and Warranties regarding Prepayment Charges by
                  Ocwen
Exhibit B-4       Representations and Warranties regarding Prepayment Charges by
                  New Century
Exhibit C-1A      Form of Trustee's Initial Certification (for use with a
                  Custodian)
Exhibit C-1B      Form of Trustee's Initial Certification (for use if Trustee is
                  Custodian)
Exhibit C-2       Form of Trustee's Final Certification
Exhibit D-1       Form of Mortgage Loan Purchase Agreement between the Depositor and the Seller with respect to the Mortgage Loans on Part A,
                  Part C, Part D and Part E of Schedule 1
Exhibit D-2       Form of Mortgage Loan Purchase Agreement among
                  the Depositor, Ameriquest and the Seller with respect
                  to the Mortgage Loans on Part B of Schedule 1
Exhibit           D-3 Form of Mortgage Loan Purchase Agreement among
                  the Depositor, New Century and the Seller with
                  respect to the Mortgage Loans on Part F of Schedule 1
Exhibit E-1       Request for Release
Exhibit E-2       Request for Release Mortgage Loans paid in full
Exhibit E-3       Request for Release if Mortgage Loan is being held directly by the Trustee
Exhibit           F-1 Form of Transferor Representation Letter and Form
                  of Transferee Representation Letter in Connection
                  with Transfer of the Class CE Certificates, Class P
                  Certificates and Residual Certificates Pursuant to
                  Rule 144A Under the 1933 Act
Exhibit F-2       Form of Transfer Affidavit and Agreement and Form of
                  Transferor Affidavit in Connection with Transfer of Residual
                  Certificates
Exhibit G         Form of Certification with respect to ERISA and the Code
Exhibit H         Form of Custodial Agreement

Schedule 1        Mortgage Loan Schedule
Schedule 2        Prepayment Charge Schedule for benefit of Class P
                  Certificateholders
Schedule 3        Prepayment Charge Schedule for benefit of Ameriquest

                   This Pooling and Servicing Agreement, is dated and effective as of April 1, 1999, among SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. as Depositor, AMERIQUEST MORTGAGE COMPANY, LONG BEACH MORTGAGE COMPANY, OCWEN FEDERAL BANK FSB and NEW CENTURY MORTGAGE CORPORATION, as Master Servicers and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee.

                             PRELIMINARY STATEMENT:

                   The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in each REMIC (as defined herein) created hereunder. The Trust Fund will consist of a segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement.

                   As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets (other than the Master Servicer Prepayment Charge Payment Amount) subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests (as defined herein). None of the REMIC I Regular Interests will be certificated.


                                     REMIC I                      Initial                 Latest Possible
      Designation                Remittance Rate           Uncertificated Balance        Maturity Date(1)
      -----------                ---------------           ----------------------        ----------------
         I-LT1                     Variable(2)                $859,568,681.71             May 25, 2029

         I-LT2                     Variable(2)                  $6,955,490.00             May 25, 2029

         I-LT3                     Variable(2)                    $649,060.00             May 25, 2029

         I-LT4                     Variable(2)                    $390,310.00             May 25, 2029

         I-LT5                     Variable(2)                    $298,230.00             May 25, 2029

         I-LT6                     Variable(2)                  $9,249,127.99             May 25, 2029

         I-LTP                         (3)                            $100.00             May 25, 2029

-----------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

(2) Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.

(3)   The REMIC I Regular Interest I-LTP will not accrue interest.

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II". The Class R-II Certificates will evidence the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the REMIC II Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G- 1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC II Regular Interests. None of the REMIC II Regular Interests will be certificated.


                                    REMIC II                      Initial                 Latest Possible
      Designation                Remittance Rate           Uncertificated Balance        Maturity Date(1)
      -----------                ---------------           ----------------------        ----------------
         II-LT1                    Variable(2)                $859,568,681.71              May 25, 2029

         II-LT2                    Variable(2)                  $6,955,490.00              May 25, 2029

         II-LT3                    Variable(2)                    $649,060.00              May 25, 2029

         II-LT4                    Variable(2)                    $390,310.00              May 25, 2029

         II-LT5                    Variable(2)                    $298,230.00              May 25, 2029

         II-LT6                    Variable(2)                  $9,249,127.99              May 25, 2029

         II-LTP                        (3)                            $100.00              May 25, 2029

        II-LT2S                    Variable(2)                      (4)                    May 25, 2029

        II-LT3S                    Variable(2)                      (4)                    May 25, 2029

        II-LT4S                    Variable(2)                      (4)                    May 25, 2029

        II-LT5S                    Variable(2)                      (4)                    May 25, 2029

-----------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II Regular Interest.

(2) Calculated in accordance with the definition of "REMIC II Remittance Rate" herein.

(3)   The REMIC II Regular Interest II-LTP will not accrue interest.

(4) This REMIC II Regular Interest has no Uncertificated Balance but will accrue interest at the related REMIC II Remittance Rate on the related Uncertificated Notional Amount, which is equal to the Uncertificated Balance of the Uncertificated Corresponding Component.

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III". The Class R-III Certificates will evidence the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Pass-Through Rate, the initial aggregate Certificate Principal Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for the indicated Classes of Certificates.


                                                                  Initial Aggregate               Latest Possible
     Designation                       Pass-through Rate    Certificate Principal Balance        Maturity Date(1)
     -----------                       -----------------    -----------------------------        ----------------
    Class A                                Variable(2)           $695,549,000.00                  May 25, 2029

    Class M-1                              Variable(2)            $64,906,000.00                  May 25, 2029

    Class M-2                              Variable(2)            $39,031,000.00                  May 25, 2029

    Class M-3                              Variable(2)            $29,823,000.00                  May 25, 2029

    Class CE                               Variable(2)            $47,801,899.70(3)               May 25, 2029

    Class P                                  (4)                      $100.00                     May 25, 2029

-----------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loans with the latest maturity date has been designated as the "latest possible maturity date" for each Class of Certificates.

(2) Calculated in accordance with the definition of "Pass-Through Rate" herein.

(3) The Class CE Certificates will accrue interest at their variable Pass-Through Rate on the Notional Amount of the Class CE Certificates outstanding from time to time which shall equal the Uncertificated Balance of REMIC II Regular Interests (other than the Uncertificated Balance of the REMIC II Regular Interest II-LTP). The Class CE Certificates will not accrue interest on their Certificate Principal Balance.

(4)   The Class P Certificates will not accrue interest.


                  As of the Cut-off Date, the Original Mortgage Loans had an aggregate Scheduled Principal Balance equal to $877,110,999.70.

                  In consideration of the mutual agreements herein contained, the Depositor, the Master Servicers and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Defined Terms.

                  Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

                  "Accrued Certificate Interest": With respect to any Class A Certificate, Mezzanine Certificate or Class CE Certificate and each Distribution Date, interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Certificate for such Distribution Date on the Certificate Principal Balance, in the case of the Class A Certificates and the Mezzanine Certificates, or on the Notional Amount, in the case of the Class CE Certificates, of such Certificate immediately prior to such Distribution Date. The Class P Certificates are not entitled to distributions in respect of interest and, accordingly, will not accrue interest. All distributions of interest on the Class A Certificates and the Mezzanine Certificates will be calculated on the basis of a 360-day year and the actual number of days in the applicable Interest Accrual Period. Accrued Certificate Interest with respect to each Distribution Date, as to any Class A Certificate, Mezzanine Certificate or Class CE Certificate, shall be reduced by an amount equal to the portion allocable to such Certificate pursuant to Section 1.02 hereof of the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.24 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to any Class CE Certificate, shall be reduced by an amount equal to the portion allocable to such Class CE Certificate of Realized Losses, if any, pursuant to Section 4.04 hereof.

                  "Adjustable Rate Mortgage Loan": Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is subject to adjustment.

                  "Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the day of the month on which the Mortgage Rate of a Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedule.

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Aggregate Loss Severity Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred on any Mortgage Loans from the Cut-off Date to the last day of the preceding calendar month and the denominator of which is the aggregate principal balance of such Mortgage
Loans immediately prior to the liquidation of such Mortgage Loans.

                  "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

                  "Allocated Realized Loss Amount": With respect to any Distribution Date and any Class of Mezzanine Certificates, the sum of (i) any Realized Losses allocated to such Class of Certificates on any Distribution Date and (ii) the amount of any Allocated Realized Loss Amount for such Class of Certificates remaining unpaid from previous Distribution Dates plus accrued interest on such amount calculated at the related Pass-Through Rate for each Interest Accrual Period such amount remained outstanding.

                  "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

                  "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the Collection Account and Distribution Account as of the close of business on the related Determination Date, (b) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Distribution Account for such Distribution Date pursuant to
Section 3.23, (c) the aggregate of any amounts deposited in the Distribution Account by the Master Servicers in respect of Prepayment Interest Shortfalls for such Distribution Date pursuant to Section 3.24, (d) the aggregate of any P&I Advances made by the Master Servicers for such Distribution Date pursuant to
Section 4.03, (e) the aggregate of any advances made by the Trustee for such Distribution Date pursuant to Section 7.02(b) and (f) with respect to the initial Distribution Date, the Initial Deposit, reduced (to not less than zero) by (2) the sum of (x) the portion of the amount described in clause (1)(a) above that represents (i) Monthly Payments on the Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Mortgage Loans during a period subsequent to the related Prepayment Period), (iii) Liquidation Proceeds and Insurance Proceeds received in respect of the Mortgage Loans after the related Prepayment Period, (iv) amounts reimbursable or payable to the Depositor, the Master Servicers, the Trustee, the Originators, the Seller or any Sub- Servicer pursuant to Section 3.11 or Section 3.12 or otherwise payable in respect of extraordinary Trust Fund expenses, (v) Stayed Funds, (vi) the Trustee Fee payable from the Distribution Account pursuant to Section 8.05, (vii) amounts deposited in the Collection Account or the Distribution

Account in error and (viii) the amount of any Prepayment Charges collected by the Master Servicers in connection with the voluntary Principal Prepayment in full (or any Principal Prepayment, in the case of Ocwen and New Century) of any of the Mortgage Loans or any Master Servicer Prepayment Charge Payment Amount, and (y) amounts reimbursable to the Trustee for an advance made pursuant to
Section 7.02(b) which advance the Trustee has determined to be nonrecoverable from the Stayed Funds in respect of which it was made.

                  "Balloon Loan": Any Mortgage Loan that provided on the date of origination for an amortization schedule extending beyond its stated maturity date.

                  "Balloon Payment": With respect to any Balloon Loan, as of any date of determination, the Monthly Payment payable on the stated maturity date of such Mortgage Loan.

                  "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

                  "Bankruptcy Loss": With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation (i.e. "principal cramdown") or Debt Service Reduction (i.e. "interest cramdown").

                  "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee. Initially, the Book-Entry Certificates will be the Class A Certificates and the Mezzanine Certificates.

                  "Book-Entry Custodian": The custodian appointed pursuant to
Section 5.01.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of Florida, the State of Maryland or the State of New York, or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

                  "Certificate": Any one of the Depositor's Floating Rate Mortgage Pass-Through Certificates, Series 1999-3, Class A, Class M-1, Class M-2, Class M-3, Class CE, Class P, Class R-I, Class R-II or Class R-III, issued under this Agreement.

                  "Certificate Factor": With respect to any Class of Regular Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Certificate Principal Balance (and in the case of the Class CE Certificates, the Notional Amount) of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses in reduction of the Certificate Principal Balance (and in the case of the Class CE Certificates, the Notional Amount) of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance (and in the case of the Class CE Certificates, the Notional Amount) of such Class of Certificates as of the Closing Date.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any Master Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee may conclusively rely upon a certificate of the Depositor or any Master Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                  "Certificate Principal Balance": With respect to each Class A Certificate, Mezzanine Certificate or Class P Certificate as of any date of determination, the Certificate Principal Balance of such Certificate on the Distribution Date immediately prior to such date of determination, minus all distributions allocable to principal made thereon and Realized Losses allocated thereto on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof). With respect to each Class CE Certificate as of any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Uncertificated Balances of the REMIC II Regular Interests over (B) the then aggregate Certificate Principal Balances of the Class A Certificates, the Mezzanine Certificates and the Class P Certificates then outstanding.

                  "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

                  "Class": Collectively, all of the Certificates bearing the same class designation.

                  "Class A Certificate": Any one of the Class A Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 58.60% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus
$6,578,332.

                  "Class CE Certificate": Any one of the Class CE Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-5 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class Exemption": A class exemption granted by the DOL, which provides relief from certain of the prohibited transaction provisions of ERISA and the related excise tax provisions of the Code.

                  "Class M-1 Certificate": Any one of the Class M-1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class M-1 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 73.40% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $6,578,332.

                  "Class M-2 Certificate": Any one of the Class M-2 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-3 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class M-2 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) 82.30% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $6,578,332.

                  "Class M-3 Certificate": Any one of the Class M-3 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-4 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class M-3 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 89.10% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $6,578,332.

                  "Class P Certificate": Any one of the Class P Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-6 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class R-I Certificate": Any one of the Class R-I Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-7 and evidencing the Residual Interest in REMIC I for purposes of the REMIC Provisions.

                  "Class R-II Certificate": Any one of the Class R-II Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-8 and evidencing the Residual Interest in REMIC II for purposes of the REMIC Provisions.

                  "Class R-III Certificates": Any one of the Class R-III Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-9 and evidencing the Residual Interest in REMIC III for purposes of the REMIC Provisions.

                  "Closing Date": May 14, 1999.

                  "Code":  The Internal Revenue Code of 1986.

                  "Collection Account": The account or accounts created and maintained by each Master Servicer pursuant to Section 3.10(a), which shall be entitled as appropriate, "Ameriquest Mortgage Company, as a Master Servicer for Norwest Bank Minnesota, National Association, as

Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-3", "Long Beach Mortgage Company, as a Master Servicer for Norwest Bank Minnesota, National Association, as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-3", "Ocwen Federal Bank FSB, as a Master Servicer for Norwest Bank Minnesota, National Association, as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-3" or "New Century Mortgage Corporation, as a Master Servicer for Norwest Bank Minnesota, National Association, as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-3". The Collection Account must be an Eligible Account.

                  "Commission": The Securities and Exchange Commission.

                  "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Master Servicers.

                  "Corresponding Certificate": With respect to REMIC I Regular Interest I-LT2, REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4, REMIC I Regular Interest I-LT5 and REMIC I Regular Interest I-LTP, the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class P Certificates, respectively. With respect to REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT5 and REMIC II Regular Interest II-LTP, the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class P Certificates, respectively.

                  "Credit Enhancement Percentage": For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of the aggregate Certificate Principal Balances of the Mezzanine Certificates and the Class CE Certificates, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans, calculated after taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution Date.

                  "Cumulative Loss Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred from the Cut-off Date to the last day of the preceding calendar month and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  "Custodial Agreement": An agreement that may be entered into in the form of Exhibit H annexed hereto or an agreement assigned to the Trustee with respect to the Mortgage Loans.

                  "Custodian": A Custodian, which shall not be any Originator, the Depositor, any Master Servicer, the Seller or any affiliate of any of them, appointed pursuant to a Custodial Agreement.

                  "Cut-off Date": With respect to each Original Mortgage Loan, April 1, 1999. With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

                  "DCR": Duff & Phelps Credit Rating Co., or its successor in interest.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                  "Definitive Certificates":  As defined in Section 5.01(b).

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  "Delinquency Percentage": As of the last day of the related Due Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days delinquent, are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the previous calendar month; provided, however, that any Mortgage Loan purchased by any Master Servicer pursuant to Section 3.16(c) shall not be included in either the numerator or the denominator for purposes of calculating the Delinquency Percentage.

                  "Depositor": Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation, or its successor in interest.

                  "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Depository Institution": Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated D-1+ by DCR (if rated by DCR) and A-1 by S&P (or comparable ratings if DCR and S&P are not the Rating Agencies).

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": With respect to each Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I other than through an Independent Contractor; provided, however, that the Trustee (or any Master Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or any Master Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause any of REMIC I, REMIC II or REMIC III or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.10(b) which shall be entitled "Norwest Bank Minnesota, National

Association, as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-3". The Distribution Account must be an Eligible Account.

                  "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in May 1999.

                  "Due Date": With respect to each Distribution Date, the first day of the calendar month in which such Distribution Date occurs, which is generally the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the related Due Date.

                  "Eligible Account": Any of (i) an account or accounts maintained with a Depository Institution, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Estate in Real Property": A fee simple estate in a parcel of land.

                  "Excess Overcollateralized Amount": With respect to the Class A Certificates and the Mezzanine Certificates and any Distribution Date, the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date over (ii) the Required Overcollateralized Amount for such Distribution Date.

                  "Expense Adjusted Mortgage Rate": With respect to any Mortgage Loan or REO Property, the then applicable Mortgage Rate thereon minus the sum of
(i) the Trustee's Fee Rate and (ii) the Servicing Fee Rate.

                  "Fannie Mae": Fannie Mae, formally known as the Federal National Mortgage Association, or any successor thereto.

                  "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

                  "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by any Originator, the Seller, the Depositor, the Majority Class CE Certificateholder or any Master Servicer pursuant to or as contemplated by
Section 2.03, Section 3.16(c) or Section 9.01), a determination made by the related Master Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which such Master Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. Each Master Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

                  "Freddie Mac": Freddie Mac, formally known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

                  "Gross Margin": With respect to each Adjustable-Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

                  "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, each Master Servicer, each Originator and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, any Originator, any Master Servicer or any Affiliate thereof, and (c) is not connected with the Depositor, any Originator, any Master Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, any Originator, any Master Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, such Originator or such Master Servicer or any Affiliate thereof, as the case may be.

                  "Independent Contractor": Either (i) any Person (other than the Master Servicers) that would be an "independent contractor" with respect to REMIC I within the meaning of Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as REMIC I does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Master Servicers) if the Trustee has received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

                  "Index": With respect to each Adjustable-Rate Mortgage Loan and each related Adjustment Date, the average of the interbank offered rates for six-month United States dollar deposits in the London market as published in THE WALL STREET JOURNAL and as most recently available as of a date as specified in the related Mortgage Note.

                  "Initial Deposit": $8,604.08 in cash to be deposited by the Depositor with the Trustee on or before the Closing Date, which represents with respect to each Mortgage Loan having a first payment date due in June 1999, interest accrued at the Net Mortgage Rate for each such Mortgage Loan for the initial Interest Accrual Period.

                  "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the related Master Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

                  "Interest Accrual Period": With respect to any Distribution Date and the Class A Certificates, the Mezzanine Certificates, REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT5, REMIC II Regular Interest II-LT2S, REMIC II Regular Interest II-LT3S, REMIC II Regular Interest II-LT4S and REMIC II Regular Interest II-LT5S, the period commencing on the Distribution Date of the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the Closing Date) and ending on the day preceding such Distribution Date. With respect to any Distribution Date and REMIC II Regular Interest II-LT1, REMIC II Regular Interest II-LT6 and the REMIC I Regular Interests, the one-month period ending on the last day of the calendar month preceding the month in which such Distribution Date occurs.

                  "Interest Carry Forward Amount": With respect to any Distribution Date and any Class of Class A Certificates or Mezzanine Certificates, the sum of (i) the amount, if any, by which (a) the Interest Distribution Amount for such Class of Certificates as of the immediately preceding Distribution Date exceeded (b) the actual amount distributed on such Class of Certificates in respect of interest on such immediately preceding Distribution Date and (ii) the amount of any Interest Carry Forward Amount for such Class of Certificates remaining unpaid from previous Distribution Dates plus accrued interest on such amount calculated at the related Pass-Through Rate for each Interest Accrual Period such amount remained outstanding.

                  "Interest Determination Date": With respect to the Class A Certificates, the Mezzanine Certificates, REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT2S, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT3S, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT4S, REMIC II Regular Interest II-LT5 and REMIC II Regular Interest II-LT5S and any Interest Accrual Period therefor, the second London Business Day preceding the commencement of such Interest Accrual Period.

                  "Interest Distribution Amount": With respect to any Distribution Date and any Class A Certificates, any Mezzanine Certificates and any Class CE Certificates, the aggregate Accrued Certificate Interest on the Certificates of such Class for such Distribution Date.

                  "Interest Remittance Amount": With respect to any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date allocable to interest.

                  "Late Collections": With respect to any Mortgage Loan and any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent for such Due Period and not previously recovered.

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from REMIC I by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from REMIC I by reason of its being purchased pursuant to
Section 9.01.

                  "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the applicable Master Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or
Section 9.01.

                  "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

                  "London Business Day": Any day on which banks in the City of London are open and conducting transactions in United States dollars.

                  "Loss Severity Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the amount of Realized Losses incurred on a Mortgage Loan and the denominator of which is the principal balance of such Mortgage Loan immediately prior to the liquidation of such Mortgage Loan.

                  "Majority Class CE Certificateholder": Any single Holder or group of Holders of Class CE Certificates representing a greater than 50% Percentage Interest in such Class.

                  "Master Servicers": Ameriquest Mortgage Company ("Ameriquest") or any successor master servicer appointed as herein provided, in its capacity as Master Servicer hereunder with respect to the Mortgage Loans identified on Part A and Part B of Schedule 1 hereto and the Prepayment Charges identified on Part A of Schedule 2 and the Prepayment Charges identified on Schedule 3, Long Beach Mortgage Company ("Long Beach") or any successor master servicer appointed as herein provided, in its capacity as Master Servicer hereunder with respect to the Mortgage Loans identified on Part C of Schedule 1 hereto and the Prepayment Charges identified on Part B of Schedule 2, Ocwen Federal Bank FSB ("Ocwen") or any successor master servicer appointed as herein provided, in its capacity as Master Servicer hereunder with respect to the

Mortgage Loans identified on Part D and Part E of Schedule 1 hereto and the Prepayment Charges identified on Part C of Schedule 2 and New Century Mortgage Corporation ("New Century") or any successor master servicer appointed as herein provided, in its capacity as Master Servicer hereunder with respect to the Mortgage Loans identified on Part F of Schedule 1 hereto and the Prepayment Charges identified on Part D of Schedule 2. References to "related Master Servicer", "applicable Master Servicer" and similar terms shall mean the Master Servicer only with respect to the Mortgage Loans serviced by it.

                  "Master Servicer Event of Default": One or more of the events described in Section 7.01.

                  "Master Servicer Prepayment Charge Payment Amount": The amounts payable by any Master Servicer in respect of any waived Prepayment Charges pursuant to Section 2.05.

                  "Master Servicer Remittance Date": With respect to any Distribution Date, 3:00 p.m. New York time on the 18th day of the calendar month in which such Distribution Date occurs or, if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day; provided, however, that if such immediately preceding Business Day is the Determination Date, the Master Servicer Remittance Date shall be the next succeeding Business Day.

                  "Master Servicer Termination Test": With respect to any Distribution Date and any Master Servicer, the Master Servicer Termination Test will be failed with respect to such Master Servicer if the Cumulative Loss Percentage with respect to the Mortgage Loans master serviced by such Master Servicer exceeds 6.75%.

                  "Maximum I-LT6 Uncertificated Interest Deferral Amount": With respect to any Distribution Date, the excess of (i) accrued interest at the REMIC I Remittance Rate applicable to REMIC I Regular Interest I-LT6 for such Distribution Date on a balance equal to the Uncertificated Balance of REMIC I Regular Interest I-LT6 minus the REMIC I Overcollateralized Amount, in each case for such Distribution Date, over (ii) Uncertificated Interest on REMIC II Regular Interest II- LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4 and REMIC II Regular Interest II-LT5 for such Distribution Date.

                  "Maximum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

                  "Mezzanine Certificate": Any Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

                  "Minimum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any

Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the related Master Servicer pursuant to
Section 3.07; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

                  "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) of this Agreement, as held from time to time as a part of REMIC I, the Mortgage Loans so held being identified in the Mortgage Loan Schedule, including each REO Property unless the context otherwise requires.

                  "Mortgage Loan Purchase Agreements": The agreement between the Seller and the Depositor, regarding the sale of the Mortgage Loans set forth on Part A, Part C, Part D and Part E of Schedule 1 attached hereto by the Seller to the Depositor, substantially in the form of Exhibit D-1 annexed hereto, the agreement among Ameriquest, in its capacity as an Originator, the Seller and the Depositor, regarding the sale of the Mortgage Loans set forth on Part B of
Schedule 1 attached hereto by the Seller to the Depositor, substantially in the form of Exhibit D-2 annexed hereto and the agreement among New Century, in its capacity as an Originator, the Seller and the Depositor, regarding the sale of the Mortgage Loans set forth on Part F of Schedule 1 attached hereto by the Seller to the Depositor, substantially in the form of Exhibit D-3 annexed hereto.

                  "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in REMIC I on such date, attached hereto as Schedule 1. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

              (i)     the related Originator's Mortgage Loan identifying number;

              (ii)    the Mortgagor's name;

              (iii) the street address of the Mortgaged Property including the state and zip code;

              (iv) a code indicating whether the Mortgaged Property is owner-occupied;

              (v) the type of Residential Dwelling constituting the Mortgaged Property;

              (vi)    the original months to maturity;

              (vii)   the Loan-to-Value Ratio at origination;

              (viii) the Mortgage Rate in effect immediately following the Cut-off Date;

              (ix) the date on which the first Monthly Payment was due on the Mortgage Loan;

              (x)     the stated maturity date;

              (xi) the amount of the Monthly Payment due on the first Due Date after the Cutoff Date;

              (xii) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

              (xiii)  the original principal amount of the Mortgage Loan;

              (xiv) the Scheduled Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

              (xv) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

              (xvi) a code indicating the purpose of the Mortgage Loan (I.E., purchase financing, rate/term refinancing, cash-out refinancing);

              (xvii) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate;

              (xviii) with respect to each Adjustable Rate Mortgage Loan, the
                      Minimum Mortgage Rate;

              (xix)   the Mortgage Rate at origination;

              (xx) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap and the maximum first Adjustment Date Mortgage Rate adjustment;

              (xxi)   a code indicating the documentation program;

              (xxii) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date;

              (xxii)  the risk grade;

              (xxiii) the Value of the Mortgaged Property; and

              (xxv)   the sale price of the Mortgaged Property, if applicable.

                  The Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

                  "Mortgage Note": The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Pool": The pool of Mortgage Loans, identified on
Schedule 1 from time to time, and any REO Properties acquired in respect thereof.

                  "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate with respect to each Adjustable Rate Mortgage Loan (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cutoff Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date equal to the sum, rounded to the nearest 0.125% as provided in the Mortgage Note, of the Index, as most recently available as of a date prior to the Adjustment Date as set forth in the related Mortgage Note, plus the related Gross Margin; provided that the Mortgage Rate on such Mortgage Loan on any Adjustment Date shall never be more than the lesser of (i) the sum of the Mortgage Rate in effect immediately prior to the Adjustment Date plus the related Periodic Rate Cap, if any, and (ii) the related Maximum Mortgage Rate, and shall never be less than the greater of (i) the Mortgage Rate in effect immediately prior to the Adjustment Date less the Periodic Rate Cap, if any, and
(ii) the related Minimum Mortgage Rate. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

                  "Mortgagor":  The obligor on a Mortgage Note.

                  "Net Monthly Excess Cashflow": With respect to any Distribution Date, the sum of (i) any Overcollateralization Reduction Amount for such Distribution Date and (ii) the excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of
(A) the Interest Distribution Amount payable to the holders of the Class A Certificates and the Mezzanine Certificates and (B) the sum of the amounts described in clauses (b)(i) through (iii) of the definition of Principal Distribution Amount.

                  "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property) as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Servicing Fee Rate.

                  "Net WAC Pass-Through Rate": With respect to REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II- LT5, the Class A Certificates and the Mezzanine Certificates and any Distribution Date, a per annum rate equal to the fraction, expressed as a percentage, the numerator of which is (i) an amount equal to 1/12 of the aggregate Scheduled Principal Balance of the then outstanding Mortgage Loans and REO Properties multiplied by the weighted average of the Expense Adjusted Mortgage Rates on such Mortgage Loans and REO Properties, and the denominator of which is (ii) an amount equal to (A) the sum of the aggregate Scheduled Principal Balance of the then outstanding Mortgage Loans and REO Properties multiplied by (B) the actual number of days elapsed in the related Interest Accrual Period divided by 360.

                  "New Lease": Any lease of REO Property entered into on behalf of REMIC I, including any lease renewed or extended on behalf of REMIC I, if REMIC I has the right to renegotiate the terms of such lease.

                  "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the related Master Servicer, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Non-United States Person": Any Person other than a United States Person.

                  "Notional Amount": With respect to the Class CE Certificates and any Distribution Date, the Uncertificated Balance of the REMIC II Regular Interests (other than the Uncertificated Balance of REMIC II Regular Interest II-LTP) for such Distribution Date.

                  "Officers' Certificate": With respect to the Depositor and the Seller, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a vice president (however denominated) or an authorized agent, and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor or Seller, as applicable. With respect to any Master Servicer, any officer who is authorized to act for such Master Servicer in matters relating to this Agreement, and whose action is binding upon such Master Servicer, initially including those individuals whose names appear on the list of authorized officers delivered at the closing.

                  "One-Month LIBOR": With respect to the Class A Certificates, the Mezzanine Certificates, REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4 and REMIC II Regular Interest II-LT5 and any Interest Accrual Period therefor, the rate determined by the Trustee on the related Interest Determination Date (or with respect to the initial Interest Accrual Period, on the Closing Date based on information available on the related Interest Determination Date) on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date. In such event, the Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on such Interest Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate. Notwithstanding the foregoing, if, under the priorities described above, LIBOR for an Interest Determination Date would be based on LIBOR for the previous Interest Determination Date for the third consecutive Interest Determination Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

                  "One-Month LIBOR Pass-Through Rate": With respect to the Class A Certificates and REMIC II Regular Interest II-LT2, a per annum rate equal to One-Month LIBOR plus 0.38%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties remaining in the Trust Fund is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus 0.76%, in the case of any Distribution Date thereafter.

                  With respect to the Class M-1 Certificates and REMIC II Regular Interest II-LT3, a per annum rate equal to One-Month LIBOR plus 0.78%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties remaining in the Trust Fund is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus 1.17%, in the case of any Distribution Date thereafter.

                  With respect to the Class M-2 Certificates and REMIC II Regular Interest II-LT4, a per annum rate equal to One-Month LIBOR plus 1.30%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties remaining in the Trust Fund is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus 1.95%, in the case of any Distribution Date thereafter.

                  With respect to the Class M-3 Certificates and REMIC II Regular Interest II-LT5, a per annum rate equal to One-Month LIBOR plus 3.25%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties remaining in the Trust Fund is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus 4.875%, in the case of any Distribution Date thereafter.

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor or any Master Servicer acceptable to the Trustee (which acceptance shall not be unreasonably withheld), except that any opinion of counsel relating to (a) the qualification of any of REMIC I, REMIC II or REMIC III as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

                  "Original Mortgage Loan": Any of the Mortgage Loans included in REMIC I as of the Closing Date.

                  "Originators": Ameriquest, or its successor in interest, in its capacity as an originator. Long Beach, or its successor in interest, in its capacity as an originator. National Mortgage Corporation, or its successor in interest, in its capacity as an originator. New Century, or its successor in interest, in its capacity as an originator.

                  "Overcollateralized Amount": With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans and REO Properties immediately following such Distribution Date over (b) the sum of the aggregate Certificate Principal Balances of the Class A Certificates, the Mezzanine Certificates and the Class P Certificates as of such Distribution Date (after taking into account the payment of the amounts described in clauses (b)(i) through (iv) of the definition of Principal Distribution Amount on such Distribution Date).

                  "Overcollateralization Deficiency Amount": With respect to any Distribution Date, the excess, if any, of (a) the Required Overcollateralized Amount applicable to such Distribution Date over (b) the Overcollateralized Amount applicable to such Distribution Date prior to taking into account the payment of any Overcollateralization Increase Amount on such Distribution Date.

                  "Overcollateralization Increase Amount": With respect to any Distribution Date, the lesser of (a) the Overcollateralization Deficiency Amount as of such Distribution Date (after taking into account the payment of the Principal Distribution Amount on such Distribution Date, exclusive of the payment of any Overcollateralization Increase Amount) and (b) the amount of Accrued Certificate Interest payable on the Class CE Certificates on such Distribution Date as reduced by Realized Losses allocated thereto with respect to such Distribution Date pursuant to Section 4.04.

                  "Overcollateralization Reduction Amount": With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the sum of the amounts available for distribution specified in clauses (b)(i) through (iii) of the definition of Principal Distribution Amount.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Pass-Through Rate": With respect to the Class A Certificates and the Mezzanine Certificates and any Distribution Date, a rate per annum equal to the lesser of (i) the related One- Month LIBOR Pass-Through Rate for such Distribution Date and (ii) the Net WAC Pass-Through Rate for such Distribution Date. With respect to the Class CE Certificates and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (i) through
(vii) below, and the denominator of which is the Uncertificated Balance of the REMIC II Regular Interests (other than the Uncertificated Balance of REMIC II Regular Interest II-LTP). For purposes of calculating the Pass-Through Rate for the Class CE Certificates, the numerator is equal to the sum of the following components:

                  (i) the REMIC II Remittance Rate for REMIC II Regular Interest II-LT1 minus two (2) times the weighted average of the REMIC II Remittance Rates for REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT5 and REMIC II Regular Interest II-LT6, with the rate on REMIC II Regular Interest II-LT6 equal to zero for the purpose of this calculation, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LT1;

                  (ii) the weighted average of the REMIC II Remittance Rates for REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4 and REMIC II Regular Interest II-LT5 minus two (2) times the weighted average of the REMIC II Remittance Rates for REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT5 and REMIC II Regular Interest II-LT6, with the rate on REMIC II Regular Interest II-LT6 equal to zero for the purpose of this calculation, applied to an amount equal to the sum of the Uncertificated Balances of REMIC II Regular Interest II-LT2, REMIC II Regular Interest II- LT3, REMIC II Regular Interest II-LT4 and REMIC II Regular Interest II-LT5;

                  (iii) the REMIC II Remittance Rate for REMIC II Regular Interest II-LT6 minus two (2) times the weighted average of the REMIC II Remittance Rates for REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4, REMIC II Regular Interest II-LT5 and REMIC II Regular Interest II-LT6, with the rate on REMIC II Regular Interest II-LT6 equal to zero for the purpose of this calculation, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LT6;

                  (iv) 100% of the interest on REMIC II Regular Interest
         II-LT2S;

                  (v) 100% of the interest on REMIC II Regular Interest II-LT3S;

                  (vi) 100% of the interest on REMIC II Regular Interest II-LT4S; and

                  (vii) 100% of the interest on REMIC II Regular Interest
         II-LT5S.

                  "Percentage Interest": With respect to any Class of Certificates (other than the Residual Certificates), the undivided percentage ownership in such Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Principal

Balance represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance of all of the Certificates of such Class. The Class A Certificates and the Mezzanine Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $10,000 and integral multiples of $1.00 in excess thereof. The Class P Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $20 and integral multiples thereof. The Class CE Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $10,000 and integral multiples of $1.00 in excess thereof; provided, however, that a single Certificate of such Class of Certificates may be issued having a Percentage Interest corresponding to the remainder of the aggregate initial Certificate Principal Balance of such Class or to an otherwise authorized denomination for such Class plus such remainder. With respect to any Residual Certificate, the undivided percentage ownership in such Class evidenced by such Certificate, as set forth on the face of such Certificate. The Residual Certificates are issuable in Percentage Interests of 20% and multiples thereof.

                  "Periodic Rate Cap": With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

                  "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, any Master Servicer, the Trustee or any of their respective Affiliates:

                           (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                           (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars and issued by, any Depository Institution;

                           (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

                           (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                           (v) commercial paper (including both
         non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

                           (vi) units of money market funds, including money market funds advised by the Trustee or an Affiliate thereof, that have been rated "AAA" by DCR (if rated by DCR) and "AAA" by S&P; and

                           (viii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                  "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "P&I Advance": As to any Mortgage Loan or REO Property, any advance made by the related Master Servicer in respect of any Distribution Date representing the aggregate of all payments of principal and interest, net of the Servicing Fee, that were due during the related Due Period on the Mortgage Loans and that were delinquent on the related Determination Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure as determined pursuant to Section 4.03.

                  "Plan": Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA and Section 4975 of the Code.

                  "Prepayment Assumption": A prepayment rate for the Mortgage Loans of 25% CPR. The Prepayment Assumption is used solely for determining the accrual of original issue discount on the Certificates for federal income tax purposes. A CPR (or Constant Prepayment Rate) represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its outstanding principal balance for the life of such pool.

                  "Prepayment Charge": With respect to any Prepayment Period, any prepayment premium, penalty or charge collected by the related Master Servicer from a Mortgagor in connection with any voluntary Principal Prepayment in full (or in the case of Ocwen and New Century, any voluntary Principal Prepayment in full or in part) pursuant to the terms of the related Mortgage Note. Any Prepayment Charge listed on the Prepayment Charge Schedule as from time to time are held as a part of the Trust Fund and any Prepayment Charge listed on Schedule 3 attached hereto is not part of the Trust Fund and will be retained by Ameriquest as additional servicing compensation.

                  "Prepayment Charge Schedule": As of any date, the list of Prepayment Charges included in the Trust Fund on such date, attached hereto as
Schedule 2 (including the prepayment charge summary attached thereto). The Prepayment Charge Schedule shall set forth the following information with respect to each Prepayment Charge:

              (i)   the related Originator's Mortgage Loan identifying number;

              (ii)  a code indicating the type of Prepayment Charge;

              (iii) the date on which the first Monthly Payment was due on the related Mortgage Loan;

              (iv)  the term of the Prepayment Charge;

              (v)   the original principal balance of the related Mortgage Loan;

              (vi) the principal balance of the related Mortgage Loan as of the Cut-off Date;

                  The Prepayment Charge Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement.

              "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full or in part that was applied by the related Master Servicer to reduce the outstanding principal balance of such loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to interest at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Prepayment Period. The obligations of each Master Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.24.

              "Prepayment Period": With respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

              "Principal Distribution Amount": With respect to any Distribution Date, the lesser of:

              (a) the excess of the Available Distribution Amount over the amount payable on the Class A Certificates and the Mezzanine Certificates pursuant to Section 4.01(a)(2); and

              (b)     the sum of:

                  (i) the principal portion of each Monthly Payment on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related
                  Determination Date;

                  (ii) the Stated Principal Balance of any Mortgage Loan that was purchased during the related Prepayment Period pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section
                  9.01 and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 during the related Prepayment Period;

                  (iii) the principal portion of all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and REO Principal Amortization) received during the related Prepayment Period, net of any portion thereof that represents a recovery of principal for which an advance was made by any Master Servicer pursuant to Section 4.03 in respect of a preceding Distribution Date;

                  (iv) the principal portion of any Realized Losses incurred on the Mortgage Loans in the calendar month preceding such Distribution Date; and

                  (v) the amount of any Overcollateralization Increase Amount for such Distribution Date;

                  minus:

                  (vi) the amount of any Overcollateralization Reduction Amount for such Distribution Date.

              "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest (without regard to any Prepayment Charge that may have been collected by the related Master Servicer in connection with such payment of principal) representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

              "PTCE":  A Prohibited Transaction Class Exemption.

              "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01, and as confirmed by an Officers' Certificate from the related Master Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 9.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the related Master Servicer, which payment or advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the related Master Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and P&I Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to Section 4.01, (iii) any unreimbursed Servicing Advances and P&I Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.11(a)(ix) and Section 3.16(b), and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the related Master Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation.

              "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Scheduled Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) with respect to each Adjustable Rate Mortgage Loan have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) with respect to each Adjustable Rate Mortgage Loan have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (v) with respect to each Adjustable Rate Mortgage Loan have a Gross Margin equal to the Gross Margin of the Deleted Mortgage Loan, (vi) with respect to each Adjustable Rate Mortgage Loan have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (viii) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (ix) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (x) have a risk grading determined by the related Master Servicer at least equal to the risk grading assigned on the Deleted Mortgage Loan and (xi) conform to each representation and warranty set forth in Section 6 of the related Mortgage Loan Purchase Agreement applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the terms described in clause
(vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such Mortgage Loan, the risk gradings described in clause
(x) hereof shall be satisfied as to each such Mortgage Loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xi) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

              "Rating Agency or Rating Agencies": DCR and S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicers.

              "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus
(ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the related Master Servicer with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii).

              With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of REMIC I, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the Collection Account in respect of the related Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus
(v) the aggregate of all P&I Advances made by the related Master Servicer in respect of such REO Property or the related Mortgage Loan for which such Master Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 out of rental income, Insurance Proceeds and Liquidation

Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to Section 3.23.

              With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

              With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

              "Record Date": With respect to each Distribution Date and any Book-Entry Certificate, the Business Day immediately preceding such Distribution Date. With respect to each Distribution Date and any other Class of Certificates, including any Definitive Certificates, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

              "Reference Banks": Bankers Trust Company, Barclay's Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Depositor or any Affiliate thereof and (iii) which have been designated as such by the Trustee.

              "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

              "Regular Certificate": Any Class A Certificate, Mezzanine Certificate, Class P Certificate or Class CE Certificate.

              "Regular Interest": A "regular interest" in a REMIC within the meaning of Section 860G(a)(1) of the Code.

              "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

              "Relief Act Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

              "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

              "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) such Mortgage Loans and Prepayment Charges as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Mortgage Loan Purchase Agreements (including any security interest created thereby) to the extent conveyed pursuant to Section
2.01 and (v) the Collection Account (other than any amounts representing any Master Servicer Prepayment Charge Payment Amount), the Distribution Account (other than any amounts representing any Master Servicer Prepayment Charge Payment Amount) and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, REMIC I specifically excludes all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date and all Prepayment Charges payable in connection with Principal Prepayments made on or before the Cut-off Date.

              "REMIC I Interest Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and (ii) the REMIC I Remittance Rate for REMIC I Regular Interest I-LT1 minus two (2) times the weighted average of the REMIC II Remittance Rates for REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II- LT4, REMIC II Regular Interest II-LT5 and REMIC II Regular Interest II-LT6, with the rate on REMIC II Regular Interest II-LT6 equal to zero for purposes of this calculation, divided by (b) 12.

              "REMIC I Overcollateralized Amount": With respect to any date of determination, (i) 1% of the aggregate Uncertificated Balances of the REMIC I Regular Interests minus (ii) the aggregate of the Uncertificated Balances of REMIC I Regular Interest I-LT2, REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4 and REMIC I Regular Interest I-LT5, in each case as of such date of determination.

              "REMIC I Principal Loss Allocation Amount": With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties then outstanding and
(ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Balances of REMIC I Regular Interest I-LT2, REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4 and REMIC I Regular Interest I-LT5 and the denominator of which is the aggregate of the Uncertificated Balances of REMIC I Regular Interest I-LT2, REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4, REMIC I Regular Interest I-LT5 and REMIC I Regular Interest I-LT6.

              "REMIC I Regular Interest": Any of the seven separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest (other than REMIC I Regular Interest I-LTP, with respect to interest) shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LT1": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT1 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LT2": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT2 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LT3": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT3 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LT4": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT4 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LT5": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT5 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LT6": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT6 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Regular Interest I-LTP": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LTP shall be entitled to any Prepayment Charges listed on the Prepayment Charge Schedule and collected by the Master Servicers in respect of Principal Prepayments made after the Cut-off Date and to a distribution of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC I Remittance Rate": With respect to each REMIC I Regular Interest, the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Mortgage Loans and REO Properties.

              "REMIC I Required Overcollateralized Amount": 1% of the Required Overcollateralization Amount.

              "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of REMIC III, as holder of the REMIC II Regular Interests, and the Class R-II Certificateholders pursuant to Section 2.07, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

              "REMIC II Regular Interest": Any of the eleven separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest (other than REMIC II Regular Interest II-LTP, with respect to interest) shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

              "REMIC II Regular Interest II-LT1": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT1 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC II Regular Interest II-LT2": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT2 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC II Regular Interest II-LT3": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT3 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC II Regular Interest II-LT4": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT4 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC II Regular Interest II-LT5": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT5 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC II Regular Interest II-LT6": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT6 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC II Regular Interest II-LTP": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LTP shall be entitled to any Prepayment Charges listed on the Prepayment Charge Schedule and collected by the Master Servicers in respect of Principal Prepayments made after the Cut-off Date and to a distribution of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

              "REMIC II Regular Interest II-LT2S": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT2S shall accrue interest at the related REMIC II Remittance Rate in effect from time to time on its related Uncertificated Notional Amount.

              "REMIC II Regular Interest II-LT3S": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT3S shall accrue interest at the related REMIC II Remittance Rate in effect from time to time on its related Uncertificated Notional Amount.

              "REMIC II Regular Interest II-LT4S": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT4S shall accrue interest at the related REMIC II Remittance Rate in effect from time to time on its related Uncertificated Notional Amount.

              "REMIC II Regular Interest II-LT5S": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT5S shall accrue interest at the related REMIC II Remittance Rate in effect from time to time on its related Uncertificated Notional Amount.

              "REMIC II Remittance Rate": With respect to REMIC II Regular Interest II-LT1 and REMIC II Regular Interest II-LT6, the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Mortgage Loans and REO Properties. With respect to REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4 and REMIC II Regular Interest II-LT5, the lesser of (i) the related One-Month LIBOR Pass-Through Rate (based on the actual number of days elapsed in the applicable Interest Accrual Period and a 360-day year) and (ii) the Net WAC Pass-Through Rate, multiplied by the actual number of days elapsed in the related Interest Accrual Period divided by 360. With respect to REMIC II Regular Interest II-LT2S, REMIC II Regular Interest II-LT3S, REMIC II Regular Interest II-LT4S and REMIC II Regular Interest II-LT5S, a rate per annum equal to excess of the REMIC I Remittance Rate for the related Uncertificated Corresponding Component over the REMIC II Remittance Rate for REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4 and REMIC II Regular Interest II-LT5, respectively.

              "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of the REMIC III Certificateholders pursuant to Section 2.09, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

              "REMIC III Certificate": Any Regular Certificate or Class R-III Certificate.

              "REMIC III Certificateholder": The Holder of any REMIC III Certificate.

              "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

              "Remittance Report": A report in form mutually agreed to between the Trustee and the related Master Servicer on a magnetic disk or tape prepared by the related Master Servicer pursuant to Section 4.03 with such additions, deletions and modifications as agreed to by the Trustee and such Master Servicer.

              "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term "rents from real property."

              "REO Account": Each of the accounts maintained, or caused to be maintained, by the related Master Servicer in respect of an REO Property pursuant to Section 3.23.

              "REO Disposition": The sale or other disposition of an REO Property on behalf of REMIC I.

              "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of REMIC I, one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

              "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 9.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the related Master Servicer pursuant to Section 3.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and P&I Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

              "REO Property": A Mortgaged Property acquired by the related Master Servicer on behalf of REMIC I through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

              "Request for Release": A release signed by a Servicing Officer, or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer, in the form of Exhibit E-1, Exhibit E-2 or Exhibit E-3 attached hereto.

              "Required Overcollateralized Amount": With respect to any Distribution Date (i) prior to the Stepdown Date, $47,801,899.70, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 10.90% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (y) $6,578,332 and (iii) on or after the Stepdown Date if a Trigger Event is in effect, the Required Overcollateralized Amount for the immediately preceding Distribution Date.

              "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Trustee determines to be either
(i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York

City banks selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

              "Residential Dwelling": Any one of the following: (i) an attached or detached one-family dwelling, (ii) a detached two- to four-family dwelling,
(iii) a one-family dwelling unit in a condominium project or (iv) a detached one-family dwelling in a planned unit development, none of which is a co-operative, mobile or manufactured home (unless such mobile or manufactured home is treated as real property under applicable state law).

              "Residual Certificate": Any one of the Class R-I Certificates, Class R-II Certificates or Class R-III Certificates.

              "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

              "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

              "Scheduled Principal Balance": With respect to any Mortgage Loan:
(a) as of the Cut- off Date, the outstanding principal balance of such Mortgage Loan as of such date, net of the principal portion of all unpaid Monthly Payments, if any, due on or before such date; (b) as of any Due Date subsequent to the Cut-off Date up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such Mortgage Loan, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, minus the sum of (i) the principal portion of each Monthly Payment due on or before such Due Date but subsequent to the Cut-off Date, whether or not received, (ii) all Principal Prepayments received before such Due Date but after the Cut-off Date, (iii) the principal portion of all Liquidation Proceeds and Insurance Proceeds received before such Due Date but after the Cut-off Date, net of any portion thereof that represents principal due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) on a Due Date occurring on or before the date on which such proceeds were received and
(iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation occurring before such Due Date, but only to the extent such Realized Loss represents a reduction in the portion of principal of such Mortgage Loan not yet due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) as of the date of such Deficient Valuation; and (c) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such Mortgage Loan, zero. With respect to any REO Property: (a) as of any Due Date subsequent to the date of its acquisition on behalf of the Trust Fund up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such REO Property, an amount (not less than zero) equal to the Scheduled Principal Balance of the related Mortgage Loan as of the Due Date in the calendar month in which such REO Property was acquired, minus the aggregate amount of REO Principal Amortization, if any, in respect of such REO Property for all previously ended calendar months; and (b) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such REO Property, zero.

              "Seller": Salomon Brothers Realty Corp., or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreements.

              "Senior Interest Distribution Amount": With respect to any Distribution Date, an amount equal to the sum of (i) the Interest Distribution Amount for such Distribution Date for the Class A Certificates and (ii) the Interest Carry Forward Amount with respect to the Class A
Certificates.

              "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

              "Servicing Advances": The reasonable "out-of-pocket" costs and expenses incurred by a Master Servicer in the performance of its servicing obligations in connection with a default, delinquency or other unanticipated event, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property and (iv) the performance of its obligations under Section 3.01, Section 3.09, Section 3.14, Section 3.16 and
Section 3.23. None of the Master Servicers shall be required to make any Servicing Advance in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of such Master Servicer, would not be ultimately recoverable from related Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

              "Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the applicable Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month. A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

              "Servicing Fee Rate": 0.50% per annum.

              "Servicing Officer": Any employee of a Master Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by such Master Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

              "Single Certificate": With respect to any Class of Certificates (other than the Class P Certificates and the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance or Notional Amount of $1,000. With respect to the Class P Certificates and the Residual Certificates, a hypothetical Certificate of such Class evidencing a 20% Percentage Interest in such Class.

              "S&P": Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

              "Startup Day": With respect to each of REMIC I, REMIC II and REMIC III, the day designated as such pursuant to Section 10.01(b) hereof.

              "Stated Principal Balance": With respect to any Mortgage Loan: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of
(i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the related Master Servicer and distributed pursuant to Section 4.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 4.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the related Master Servicer as recoveries of principal in accordance with the provisions of Section 3.16, to the extent distributed pursuant to Section 4.01 on or before such date of determination and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Prepayment Period for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of REMIC I, minus the sum of (i) if such REO Property was acquired before the Distribution Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the related Master Servicer and distributed pursuant to Section 4.01 on or before such date of determination, and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

              "Stayed Funds": If any Master Servicer is the subject of a proceeding under the federal Bankruptcy Code and the making of a Remittance (as defined in Section 7.02(b)) is prohibited by Section 362 of the federal Bankruptcy Code, funds that are in the custody of such Master Servicer, a trustee in bankruptcy or a federal bankruptcy court and should have been the subject of such Remittance absent such prohibition.

              "Stepdown Date": The later to occur of (i) the Distribution Date occurring in May 2002 and (ii) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans but prior to any distribution of the Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution Date) is equal to or greater than 41.40%.

              "Sub-Servicer": Any Person with which any Master Servicer has entered into a Sub- Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

              "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the applicable Master Servicer.

              "Sub-Servicing Agreement": The written contract between any Master Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

              "Substitution Shortfall Amount":  As defined in Section 2.03(d).

              "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

              "Telerate Page 3750": The display designated as page "3750" on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

              "Termination Price":  As defined in Section 9.01.

              "Terminator":  As defined in Section 9.01.

              "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

              "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

              "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

              "Trigger Event": A Trigger Event has occurred with respect to a Distribution Date if the Delinquency Percentage exceeds the lesser of (i) 40% of the Credit Enhancement Percentage and (ii) 16.56%.

              "Trust Fund": Collectively, all of the assets of REMIC I, REMIC II and REMIC III.

              "Trustee": Norwest Bank Minnesota, National Association, a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

              "Trustee's Fee": The amount payable to the Trustee on each Distribution Date pursuant to Section 8.05 as compensation for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder, which amount shall equal one twelfth of the product of (i) the Trustee's Fee Rate, multiplied by (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans and any REO Properties as of the second preceding Due Date (or, in the case of the initial Distribution Date, as of the Cut-off Date).

              "Trustee's Fee Rate":   0.0035% per annum.

              "Uncertificated Balance": The amount of any REMIC I Regular Interest or REMIC II Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC I Regular Interest and each REMIC II Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial uncertificated balance. On each Distribution Date, the Uncertificated Balance of each REMIC I Regular Interest and each REMIC II Regular Interest shall be reduced by all distributions of principal made on such REMIC I Regular Interest or such REMIC II Regular Interest, as applicable, on such Distribution Date pursuant to
Section 4.01 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in
Section 4.04 and the Uncertificated Balances of the REMIC I Regular Interest I-LT6 and REMIC II Regular Interest II-LT6 shall be increased by interest deferrals as provided in Section 4.01(a)(1)(A)(i) and Section 4.01(a)(1)(B)(i), respectively. The Uncertificated Balance of each REMIC I Regular Interest and each REMIC II Regular Interest shall never be less than zero.

              "Uncertificated Corresponding Component": With respect to: REMIC II Regular Interest II-LT1, REMIC I Regular Interest I-LT1; REMIC II Regular Interest II-LT2 and REMIC II Regular Interest II-LT2S, REMIC I Regular Interest I-LT2; REMIC II Regular Interest II-LT3 and REMIC II Regular Interest II-LT3S, REMIC I Regular Interest I-LT3; REMIC II Regular Interest II- LT4 and REMIC II Regular Interest II-LT4S, REMIC I Regular Interest I-LT4; REMIC II Regular Interest II-LT5 and REMIC II Regular Interest II-LT5S, REMIC I Regular Interest I-LT5; REMIC II Regular Interest II-LT6, REMIC I Regular Interest I-LT6; and REMIC II Regular Interest II-LTP, REMIC I Regular Interest I-LTP.

              "Uncertificated Interest": With respect to any REMIC I Regular Interest for any Distribution Date, one month's interest at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Balance thereof immediately prior to such Distribution Date. With respect to any REMIC II Regular Interest for any Distribution Date, one month's interest at the REMIC II Remittance Rate applicable to such REMIC II Regular Interest for such Distribution Date, accrued on the Uncertificated Balance thereof immediately prior to such Distribution Date. Uncertificated Interest in respect of any REMIC I Regular Interest (other than REMIC I Regular Interest I-LTP), REMIC II Regular Interest II-LT1, REMIC II Regular Interest II-LT6, REMIC II Regular Interest II-LT2S, REMIC II Regular Interest II-LT3S, REMIC II Regular Interest II-LT4S and REMIC II Regular Interest II-LT5S shall accrue on the basis of a 360-day year consisting of twelve 30-day months; Uncertificated Interest in respect of REMIC II Regular Interest II-LT2, REMIC II Regular Interest II-LT3, REMIC II Regular Interest II-LT4 and REMIC II Regular Interest II-LT5, shall accrue on the basis of a 360-day year and the actual number of days in the applicable Interest Accrual Period. Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest or REMIC II Regular Interest, shall be reduced by an amount equal to the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.24 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any allocated, in each case, to such REMIC I Regular Interest or REMIC II Regular Interest pursuant to Section 1.02. In addition, Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest or REMIC II Regular Interest, shall be reduced by Realized Losses, if any, allocated to such REMIC I Regular Interest or REMIC II Regular Interest pursuant to Section 1.02 and Section 4.04.

              "Uncertificated Notional Amount": With respect to REMIC II Regular Interest II-LT2S, REMIC II Regular Interest II-LT3S, REMIC II Regular Interest II-LT4S and REMIC II Regular Interest II-LT5S, the Uncertificated Balance of REMIC I Regular Interest I-LT2, REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4 and REMIC I Regular Interest I-LT5, respectively.

              "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.14.

              "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence. The term "United States" shall have the meaning set forth in Section 7701 of the Code.

              "Value": With respect to any Mortgaged Property relating to a Mortgage Loan serviced by New Century, the lesser of (i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (b) the value thereof as determined by a review appraisal conducted by New Century (in its capacity as an Originator) in accordance with New Century's underwriting guidelines, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, (A) in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (2) the value thereof as determined by a review appraisal conducted by New Century (in its capacity as an Originator) in accordance with New Century's underwriting guidelines, and (B) in the case of a Mortgage Loan originated in connection with a "lease-option purchase," such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination or the sale price of such Mortgaged Property if the "lease option purchase price" was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination if the "lease option purchase price" was set 12 months or more prior to origination.

         With respect to any Mortgaged Property relating to a Mortgage Loan serviced by Ameriquest, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989.

         With respect to any Mortgaged Property relating to a Mortgage Loan serviced by either Long Beach or Ocwen, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac.

              "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. With respect to any date of determination, 98% of all Voting Rights will be allocated among the holders of the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, 1% of all Voting Rights will be allocated to the holders of the Class P Certificates and 1/3 of 1% of all Voting Rights will be allocated among the holders of each Class of Residual Certificates. The Voting Rights allocated to each Class of Certificate shall be allocated among Holders of each such Class in accordance with their respective Percentage Interests as of the most recent Record Date.

              SECTION 1.02. Allocation of Certain Interest Shortfalls.

              For purposes of calculating the amount of Accrued Certificate Interest and the amount of the Interest Distribution Amount for the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates for any Distribution Date, (1) the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Master Servicers pursuant to Section 3.24) and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, among the Class CE Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Notional Amount of each such Certificate and thereafter, among the Class A Certificates and the Mezzanine Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance of each such Certificate and (2) the aggregate amount of any Realized Losses incurred for any Distribution Date shall be allocated among the Class CE Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Notional Amount of each such Certificate.

              For purposes of calculating the amount of Uncertificated Interest for the REMIC I Regular Interests for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Master Servicers pursuant to Section 3.24) and Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Interest payable to REMIC I Regular Interest I-LT1 and REMIC I Regular Interest I-LT6 up to an aggregate amount equal to the REMIC I Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among REMIC I Regular Interest I- LT1, REMIC I Regular Interest I-LT2, REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4, REMIC I Regular Interest I-LT5 and REMIC I Regular Interest I-LT6 PRO RATA based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Uncertificated Balance of each such REMIC I Regular Interest.

         All Prepayment Interest Shortfalls and Relief Act Interest Shortfalls on the REMIC II Regular Interests shall be allocated by the Trustee on each Distribution Date among the REMIC II Regular Interests in the proportion that Prepayment Interest Shortfalls and Relief Act Interest Shortfalls are allocated to the related Uncertificated Corresponding Component.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

              SECTION 2.01. Conveyance of Mortgage Loans.

              The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Mortgage Loan Purchase Agreements, and all other assets included or to be included in REMIC I. Such assignment includes all interest and principal received by the Depositor or any Master Servicer on or with respect to the Mortgage Loans (other than payments of principal and interest due on such Mortgage Loans on or before the Cut-off Date). The Depositor herewith delivers to the Trustee an executed copy of the Mortgage Loan Purchase Agreements.

              In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, the Trustee, or to one or more Custodians as the agent or agents of the Trustee, the following documents or instruments with respect to each Mortgage Loan so transferred and assigned (a "Mortgage File"):

                (a) the original Mortgage Note, endorsed in one of the following forms: (i) in blank, (ii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee, without recourse,"
              (iii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3, without recourse" or (iv) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1, without recourse, in each case with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing in the form as provided above;

                (b) the original Mortgage with evidence of recording thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                (c) an original Assignment of the Mortgage executed in one of the following forms: (i) in blank, (ii) "Norwest Bank Minnesota, National Association, as Trustee", (iii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3" or (iv) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1";

                (d) the original recorded Assignment or Assignments of the
              Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee or in blank as contemplated by the immediately preceding clause (c);

                (e) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

                (f) the original lender's title insurance policy, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

              The related Master Servicer, in its capacity as an Originator, (or in the case of the Mortgage Loans serviced by Ocwen, the Seller) shall promptly (and in no event later than thirty (30) Business Days, subject to extension upon a mutual agreement between the related Master Servicer or the Seller, as the case may be, and the Trustee, following the later of the Closing Date and the date of receipt by such Master Servicer or the Seller, as the case may be, of the recording information for a Mortgage, including the unrecorded original Assignment) submit or cause to be submitted for recording, at no expense to the Trust Fund, the Trustee or the Depositor, in the appropriate public office for real property records, each Assignment referred to in Sections 2.01(iii) and
(iv) above. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the related Master Servicer, in its capacity as an Originator, (or in the case of the Mortgage Loans serviced by Option, the Seller) shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

              If any of the documents referred to in Sections 2.01(ii), (iii) or
(iv) above has as of the Closing Date been submitted for recording but either
(x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee, or to the appropriate Custodian on behalf of the Trustee, of a copy of each such document certified by the related Originator or the Seller, as the case may be, in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the related Originator or the Seller, as the case may be, delivery to the Trustee, or to the appropriate Custodian on behalf of the Trustee, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender's title insurance policy was not delivered pursuant to Section 2.01(vi) above, the Depositor shall deliver or cause to be delivered to the Trustee, or to the appropriate Custodian on behalf of the Trustee, promptly after receipt thereof, the original lender's title insurance policy. The Depositor shall deliver or cause to be delivered to the Trustee, or to the appropriate Custodian on behalf of the Trustee, promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any

Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

              All original documents relating to the Mortgage Loans that are not delivered to the Trustee, or to the appropriate Custodian on behalf of the Trustee, are and shall be held by or on behalf of such Originator, the Seller, the Depositor or such Master Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee, or to the appropriate Custodian on behalf of the Trustee. Any such original document delivered to or held by the Depositor that is not required pursuant to the terms of this Section to be a part of a Mortgage File, shall be delivered promptly to the related Master Servicer.

              SECTION 2.02. Acceptance of REMIC I by the Trustee.

              Subject to the provisions of Section 2.01 and subject to any exceptions noted on the exception report described in the next paragraph below, the Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01 (other than such documents described in Section 2.01(v)) above and all other assets included in the definition of "REMIC I" under clauses (i), (iii), (iv) and (v) (to the extent of amounts deposited into the Distribution Account) and declares that it, or such Custodian as its agent, holds and will hold such documents and the other documents delivered to it constituting the Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "REMIC I" in trust for the exclusive use and benefit of all present and future Certificateholders.

              The Trustee agrees, for the benefit of the Certificateholders, to review (or cause a Custodian on its behalf to review) each Mortgage File on or before the Closing Date and to certify in substantially the form attached hereto as Exhibit C-1 (or cause the Custodian to certify in the form of the Initial Certification attached to the Custodial Agreement) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(v)) required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it or such Custodian and are not mutilated, torn or defaced unless initialed by the related borrower and relate to such Mortgage Loan, (iii) based on its or the Custodian's examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii), (vi), (ix),
(x), (xiii), (xv) and (xvii) through (xx) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File; provided, however, with respect to any Mortgage Loan directly held by the Trustee, it shall not verify items (vi) or (xx) listed above. It is herein acknowledged that, in conducting such review, the Trustee or such Custodian was under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose (including with respect to Section 2.01(f), whether such title insurance policy insures the priority of the Mortgage as a first lien) or whether they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in clause (v) of
Section 2.01.

              Prior to the first anniversary date of this Agreement the Trustee shall deliver to the Depositor and each Master Servicer a final certification in the form annexed hereto as Exhibit C-2 (or shall cause the Custodian to deliver to the Trustee, the Depositor and each Master Servicer a final certification in the form attached to the Custodial Agreement) evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

              If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee or any Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee (or a Custodian on behalf of the Trustee) shall so notify the Depositor and the applicable Master Servicer. In addition, upon the discovery by the Depositor, any Master Servicer or the Trustee of a breach of any of the representations and warranties made by any Originator or the Seller in the Mortgage Loan Purchase Agreements in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

              The Trustee (or a Custodian on behalf of the Trustee) shall, at the written request and expense of any Certificateholder, provide a written report to such Certificateholder, of all Mortgage
Files released to a Master Servicer for servicing purposes.

              SECTION 2.03. Repurchase or Substitution of Mortgage Loans by the
                            Originators, the Seller or the Depositor; Payment of Prepayment Charges in the event of breach.

              (a) Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, the Mortgage File or of the breach by any Originator or the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreements in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders (in the case of any such representation or warranty made to the knowledge or the best of knowledge of such Originator or the Seller, as to which such Originator or the Seller has no knowledge, without regard to such Originator's or the Seller's lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time it was made), the Trustee (or a Custodian on behalf of the Trustee) shall promptly notify the related Originator or the Seller, as the case may be, and the related Master Servicer of such defect, missing document or breach and request that such Originator or the Seller, as the case may be, deliver such missing document or cure such defect or breach within 90 days from the date such Originator or the Seller, as the case may be, was notified of such missing document, defect or breach, and if such Originator or the Seller, as the case may be, does not deliver such missing document or cure such defect or breach in all material respects during such period, the related Master Servicer (or, in accordance with Section 3.02(b), the Trustee) shall enforce the obligations of such Originator or the Seller, as the case may be, under the related Mortgage Loan Purchase Agreement to repurchase such Mortgage Loan from REMIC I at the Purchase Price within 90 days after the date on which such Originator or the Seller, as the case may be, was notified (subject to Section 2.03(e)) of such missing document, defect or breach, if and to the extent that such Originator or the Seller, as the case may be, is obligated to do so under the related Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the related Master Servicer of such deposit, shall release to the related Originator or the Seller, as the case may be, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as such Originator or the Seller, as the case may be, shall furnish to it and as shall be necessary to vest in such Originator or the Seller, as the case may be, any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the related Mortgage Loan Purchase Agreement, the related Originator or the Seller, as the case may be, may cause such Mortgage Loan to be removed from REMIC I (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). It is understood and agreed that the obligation of the related Originator or the Seller, as the case may be, to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

              (b) Subject to Section 2.03(e), within 90 days of the earlier of discovery by the Depositor or receipt of notice by the Depositor of the breach of any representation or warranty of the Depositor set forth in Section 2.04 with respect to any Mortgage Loan, which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, the Depositor shall (i) cure such breach in all material respects, (ii) repurchase the Mortgage Loan from REMIC I at the Purchase Price or (iii) remove such Mortgage Loan from REMIC I (in which case it shall become a Deleted Mortgage
Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d). If any such breach is a breach of any of the representations and warranties included in
Section 2.04(a)(iv), and the Depositor is unable to cure such breach, the Depositor shall repurchase or substitute the smallest number of Mortgage Loans as shall be required to make such representation or warranty true and correct. The Purchase Price for any repurchased Mortgage Loan shall be delivered to the related Master Servicer for deposit in the Collection Account, and the Trustee, upon receipt of written certification from such Master Servicer of such deposit, shall at the Depositor's direction release to the Depositor the related Mortgage File and shall execute and deliver such instruments of transfer or assignment furnished by the Depositor, in each case without recourse, as the Depositor shall furnish to it and as shall be necessary to vest in the Depositor any Mortgage Loan released pursuant hereto.

              (c) (i) Within 90 days of the earlier of discovery by a Master Servicer or receipt of notice by a Master Servicer of the breach of any representation, warranty or covenant of such Master Servicer set forth in
Section 2.05 which materially and adversely affects the interests of the

Certificateholders in any Mortgage Loan, such Master Servicer shall cure such breach in all material respects.

                      (ii) Within 90 days of the earlier of discovery by a Master Servicer or receipt of notice by a Master Servicer of the breach of any representation, warranty or covenant of such Master Servicer set forth in
Section 2.05 which materially and adversely affects the interests of the Holders of the Class P Certificates to any Prepayment Charge, such Master Servicer shall cure such breach in all material respects. If the representation made by such Master Servicer in Section 2.05(vii) is breached, such Master Servicer must pay into the Collection Account the amount of the scheduled Prepayment Charge, less any amount previously collected and paid by such Master Servicer into the Collection Account; and if the covenant made by such Master Servicer in Section 2.05(viii) is breached, such Master Servicer must pay into the Collection Account the amount of the waived Prepayment Charge.

              (d) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a), in the case of an Originator or the Seller, or Section 2.03(b), in the case of the Depositor, must be effected prior to the date which is two years after the Startup Day for REMIC I.

              As to any Deleted Mortgage Loan for which an Originator or the Seller or the Depositor substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by such Originator or the Seller or the Depositor, as the case may be, delivering to the Trustee (or a Custodian on behalf of the Trustee), for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Trustee (or a Custodian on behalf of the Trustee) shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in Section 2.02 and deliver to the Depositor and the related Master Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit C-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver to the Depositor and the related Master Servicer a certification substantially in the form of Exhibit C-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of REMIC I and will be retained by the Depositor, the related Originator or the Seller, as the case may be. For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Depositor, the related Originator or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Depositor shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the an Originator or the Seller, the related Mortgage Loan Purchase Agreement, including, in the case of a substitution effected by an Originator or the Seller, all applicable representations and warranties thereof included in the related Mortgage Loan Purchase Agreement, and in the case of a substitution effected by the Depositor, all applicable representations and warranties thereof set forth in Section 2.04, in each case as of the date of substitution.

              For any month in which the Depositor, an Originator or the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the related Master Servicer will determine the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, the Scheduled Principal Balance thereof as of the date of substitution, together with one month's interest on such Scheduled Principal Balance at the applicable Net Mortgage Rate, plus all outstanding P&I Advances and Servicing Advances. On the date of such substitution, the Depositor, the related Originator or the Seller, as the case may be, will deliver or cause to be delivered to the related Master Servicer for deposit in the Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by the related Master Servicer of such deposit, shall release to the Depositor, the related Originator or the Seller, as the case may be, the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Depositor, the related Originator or the Seller, as the case may be, shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

              In addition, the Depositor, the related Originator or the Seller, as the case may be, shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any of REMIC I, REMIC II or REMIC III, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code, or (b) any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

              (e) Upon discovery by the Depositor, an Originator, the Seller, a Master Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the related Originator, the Seller or the Depositor shall repurchase or, subject to the limitations set forth in Section 2.03(d), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Such repurchase or substitution shall be made by (i) the related Originator or the Seller, as the case may be, if the affected Mortgage Loan's status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by the related Originator or the Seller, as the case may be, under the related Mortgage Loan Purchase Agreement or (ii) the Depositor, if the affected Mortgage Loan's status as a non-qualified mortgage is a breach of any representation or warranty of the Depositor set forth in Section 2.04, or if its status as a non-qualified mortgage is a breach of no representation or warranty. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a), if made by an Originator or the Seller, or
Section 2.03(b), if made by the Depositor. The Trustee shall reconvey to the Depositor, the related Originator or the Seller, as the case may be, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

              SECTION 2.04. Representations and Warranties of the Depositor.

              (a) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date or as of such other date specifically provided herein:

                (i) The information set forth in the Mortgage Loan Schedule for the Original Mortgage Loans is complete, true and correct in all material respects at the date or dates respecting which such information is furnished;

               (ii) Except with respect to approximately 0.93% of the Original
              Mortgage Loans, by aggregate Stated Principal Balance as of the Cut-off Date, which, as of March 31, 1999, were 30 or more but less than 60 days delinquent and approximately 0.39% of the Original Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, which, as of March 31, 1999, were 60 or more but less than 90 days delinquent, as of March 31, 1999, the Monthly Payment due under each Original Mortgage Loan is not 30 or more days delinquent in payment; except with respect to approximately 5.83% of the Original Mortgage Loans, by aggregate Stated Principal Balance as of the Cut-off Date, no Mortgage Loan has been 30 or more days delinquent in payment more than once in the twelve month period prior to the Cut-off Date (assuming that a "rolling" 30 day delinquency is considered to be one time delinquent);

              (iii) Each Original Mortgage Loan had an original term to maturity of not greater than 30 years; each Original Mortgage Loan is a fixed-rate mortgage loan or an adjustable-rate mortgage loan with payments generally due on the first day of each month and except with respect to 0.92% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, which are Balloon Loans, each such Mortgage Loan is fully amortizing; with respect to each Adjustable Rate Mortgage Loan, effective with the first payment due after each Adjustment Date, the monthly payment amount for each Original Mortgage Loan will be adjusted to an amount which would amortize fully the outstanding principal balance of such Mortgage Loan over its remaining term and pay interest at the Mortgage Rate so adjusted; with respect to each Adjustable Rate Mortgage Loan, on the first Adjustment Date and on each Adjustment Date thereafter the Mortgage Rate on each Original Mortgage Loan will be adjusted to equal the sum of the Index and the related Gross Margin, rounded to the nearest multiple of 0.125%, subject to the Periodic Rate Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate applicable to such Mortgage Loan;

               (iv) (A) No more than approximately 20.39%, approximately 9.14%, approximately 5.39%, approximately 4.71%, approximately 4.70%, approximately 4.31%, approximately 3.82%, approximately 3.63%, approximately 3.48%, approximately 3.23%, approximately 3.16% and approximately 3.08% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, will be secured by Mortgaged Properties located in California, Colorado, Georgia, Massachusetts, Connecticut, Illinois, Florida, Utah, Virginia, New York, Maryland and New Jersey, respectively, and no more than approximately 3.00% of the Original

              Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, will be secured by Mortgaged Properties located in any other single state; (B) as of the Cut-off Date, no more than approximately 0.22% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, are secured by Mortgaged Properties located in any one California zip code area, and no more than approximately 14.97% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date are secured by units in two- to four-family dwellings, condominiums, town houses, planned unit developments or manufactured housing; and (C) at least approximately 85.03% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, are secured by real property with a single family residence erected thereon;

                (v) If the Mortgaged Property securing an Original Mortgage Loan is identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as having special flood hazards, a flood insurance policy is in effect at the Closing Date which met the requirements of FEMA at the time such policy was issued;

               (vi) With respect to each Original Mortgage Loan, the
              Loan-to-Value Ratio was less than or equal to 95.11% at the origination of such Original Mortgage Loan; and

              (vii) With respect to at least approximately 91.77% of the Original Mortgage Loans by outstanding principal balance as of the Cut-off Date, at the time that the Mortgage Loan was made, the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence. With respect to approximately 8.32% of the Original Mortgage Loans by outstanding principal balance as of the Cut-off Date, at the time that the Mortgage Loan was made, the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's secondary residence or that the Mortgaged Property would be an investor property.

              (b) It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee or to a Custodian, as the case may be, and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor, a Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties, and in no event later than two Business Days from the date of such discovery. It is understood and agreed that the obligations of the Depositor set forth in Section 2.03(b) to cure, substitute for or repurchase a Mortgage Loan constitute the sole remedies available to the Certificateholders or to the Trustee on their behalf respecting a breach of the representations and warranties contained in this Section 2.04.

              SECTION 2.05. Representations, Warranties and Covenants of the
                            Master Servicers.

              Each Master Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee, the Certificateholders and to the Depositor, with respect to itself and the Mortgage Loans serviced by it only, that as of the Closing Date or as of such date specifically provided herein:

                (i) Such Master Servicer is a corporation duly organized,
              validly existing and in good standing under the laws of the state of its incorporation or, in the case of Ocwen, a federal savings bank duly organized and validly existing under the laws of the United States, and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Master Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of this Agreement;

               (ii) Such Master Servicer has the full power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Master Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, the Trustee and the other Master Servicers, constitutes a legal, valid and binding obligation of such Master Servicer, enforceable against such Master Servicer in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and
              (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

              (iii) The execution and delivery of this Agreement by such Master Servicer, the servicing of the Mortgage Loans by such Master Servicer hereunder, the consummation by such Master Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of such Master Servicer and will not
              (A) result in a breach of any term or provision of the charter or by-laws of such Master Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which such Master Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to such Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over such Master Servicer; and such Master Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to such Master Servicer's knowledge, would in the future materially and adversely affect,
              (x) the ability of such Master Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of such Master Servicer taken as a whole;

               (iv) Such Master Servicer is an approved seller/servicer for
              Fannie Mae or Freddie Mac in good standing and is a HUD approved mortgagee pursuant to Section 203 and Section 211 of the National Housing Act;

                (v) No litigation is pending against such Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of such Master Servicer to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Master Servicer of, or compliance by such Master Servicer with, this Agreement or the consummation by such Master Servicer of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

              (vii) See Exhibit B-1 with respect to Ameriquest; See Exhibit B-2 with respect to Long Beach; and See Exhibit B-4 with respect to New Century;

              (viii) See Exhibit B-1 with respect to Ameriquest; See Exhibit B-2 with respect to Long Beach; See Exhibit B-3 with respect to Ocwen; and See Exhibit B-4 with respect to New Century; and

               (ix) Such Master Servicer's computer and other systems used in servicing mortgage loans will be modified, if necessary, and maintained to operate in a manner such that at all times, including on and after January 1, 2000 such Master Servicer can service the Mortgage Loans in accordance with the terms of this Agreement; provided that such Master Servicer's ability to meet the requirements of this representation may be limited in circumstances where it relies (after reasonable due diligence in inquiring into and obtaining reasonable compliance representations) on third party systems which are incompatible with those of such Master Servicer on or after January 1, 2000.

              It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee or to a Custodian, as the case may be, and shall inure to the benefit of the Trustee, the Depositor and the Certificateholders. Upon discovery by any of the Depositor, a Master Servicer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Trustee. The obligation of each

Master Servicer set forth in Section 2.03(c) to cure breaches shall constitute the sole remedy against the related Master Servicer available to the Certificateholders, the Depositor or the Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.05. The preceding sentence shall not, however, limit any remedies available to the Certificateholders, the Depositor or the Trustee on behalf of the Certificateholders, pursuant to the related Mortgage Loan Purchase Agreement signed by a Master Servicer in its capacity as an Originator, respecting a breach of the representations, warranties and covenants of such Master Servicer in its capacity as an Originator contained in such Mortgage Loan Purchase Agreement or pursuant to Section 7.01 hereof.

              SECTION 2.06. Issuance of Class R-I Certificates.

              The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it, or any Custodian on its behalf, of the Mortgage Files, subject to the provisions of Section 2.01 and Section 2.02, together with the assignment to it of all other assets included in REMIC I, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the REMIC I Regular Interests, constitute the entire beneficial ownership interest in REMIC I. The rights of the Class R-I Certificateholders and REMIC II (as holder of the REMIC I Regular Interests) to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the REMIC I Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-I Certificates and the REMIC I Regular Interests, shall be as set forth in this Agreement.

              SECTION 2.07. Conveyance of REMIC I Regular Interests; Acceptance
                            of REMIC II by the Trustee.

              The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the Class R-II and REMIC III Certificateholders. The Trustee acknowledges receipt of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class R-II Certificateholders and REMIC III Certificateholders. The rights of the Class R-II Certificateholders and REMIC III (as holder of the REMIC II Regular Interests) to receive distributions from the proceeds of REMIC II in respect of the Class R-II Certificates and REMIC II Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-II Certificates and the REMIC II Regular Interests, shall be as set forth in this Agreement.

              SECTION 2.08. Issuance of Class R-II Certificates.

              The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-II Certificates in authorized denominations. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular Interests, constitute the entire beneficial ownership interest in REMIC II.

              SECTION 2.09. Conveyance of REMIC II Regular Interests; Acceptance
                            of REMIC III by the Trustee.

              The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests for the benefit of the REMIC III Certificateholders. The Trustee acknowledges receipt of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future REMIC III Certificateholders. The rights of the REMIC III Certificateholders to receive distributions from the proceeds of REMIC III in respect of the REMIC III Certificates, and all ownership interests evidenced or constituted by the REMIC III Certificates, shall be as set forth in this Agreement.

              SECTION 2.10. Issuance of REMIC III Certificates.

              The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the REMIC III Certificates in authorized denominations evidencing the entire beneficial ownership interest in REMIC III.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                              OF THE MORTGAGE LOANS

              SECTION 3.01. Master Servicers to Act as Master Servicers.

              (a) Unless otherwise specified, all references to actions to be taken or previously taken by "the Master Servicer" under this Article III or any other provision of this Agreement with respect to a Mortgage Loan or Mortgage Loans or with respect to an REO Property or REO Properties shall be to actions to be taken or previously taken by each Master Servicer with respect to a Mortgage Loan or Mortgage Loans serviced thereby or with respect to an REO Property or REO Properties administered thereby. Furthermore, unless otherwise specified, all references to actions to be taken or previously taken by "the Master Servicer" under this Article III or any other provision of this Agreement with respect to "the Collection Account" or "the Servicing Account" shall be to actions to be taken or previously taken by each Master Servicer with respect to the Collection Account or the Servicing Account to be established and maintained thereby. Consistent with the foregoing, but only insofar as the context so permits, this Article III is to be read with respect to each Master Servicer as if such Master Servicer alone was servicing and administering its respective Mortgage Loans hereunder.

              (b) The Master Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

                (i) any relationship that the Master Servicer, any Sub-Servicer or any Affiliate of the Master Servicer or any Sub-Servicer may have with the related Mortgagor;

               (ii) the ownership or non-ownership of any Certificate by the
              Master Servicer or any Affiliate of the Master Servicer;

               (iii) the Master Servicer's obligation to make P&I Advances or
              Servicing Advances; or

               (iv) the Master Servicer's or any Sub-Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

To the extent consistent with the foregoing, the Master Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Master Servicer shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Master Servicer believes it appropriate in its best judgment in accordance with the servicing standards set forth above, to execute and deliver, on behalf of the Certificateholders and the Trustee, and upon notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee and Certificateholders. The Master Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Master Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.17, the Trustee shall execute, at the written request of the Master Servicer, and furnish to the Master Servicer and any Sub-Servicer such documents as are necessary or appropriate to enable the Master Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder, and the Trustee hereby grants to the Master Servicer a power of attorney to carry out such duties including a power of attorney to take title to Mortgaged Properties after foreclosure on behalf of the Trustee and the Certificateholders. The Trustee shall execute a separate power of attorney in favor of the Master Servicer for the purposes described herein to the extent necessary or desirable to enable the Master Servicer to perform its duties hereunder. The Trustee shall not be liable for the actions of the Master Servicer or any Sub- Servicers under such powers of attorney.

              Subject to Section 3.09 hereof, in accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section
3.11. Any cost incurred by the Master Servicer or by Sub-Servicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

              Notwithstanding anything in this Agreement to the contrary, the Master Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 4.03) and the Master Servicer shall not (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (unless, as provided in Section 3.07, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, reasonably foreseeable) or (ii) permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any of REMIC

I, REMIC II or REMIC III to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.


              The Master Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Master Servicer from the responsibilities or liabilities arising under this Agreement.

              SECTION 3.02. Sub-Servicing Agreements Between the Master Servicer
                            and Sub- Servicers.

              (a) The Master Servicer may enter into Sub-Servicing Agreements (provided that such agreements would not result in a withdrawal or a downgrading by any Rating Agency of the ratings on any Class of Certificates) with Sub-Servicers, for the servicing and administration of the Mortgage Loans. The Trustee is hereby authorized to acknowledge, at the request of the Master Servicer, any Sub-Servicing Agreement that meets the requirements applicable to Sub-Servicing Agreements set forth in this Agreement and that is otherwise permitted under this Agreement.

              Each Sub-Servicer shall be (i) authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub- Servicing Agreement, (ii) an institution approved as a mortgage loan originator by the Federal Housing Administration or an institution the deposit accounts in which are insured by the FDIC and (iii) a Freddie Mac or Fannie Mae approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Master Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement. The Master Servicer and the Sub-Servicers may enter into and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders, without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any variation without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by the Sub-Servicers to the Master Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Master Servicer shall deliver to the Trustee copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Master Servicer's execution and delivery of such instruments.

              (b) As part of its servicing activities hereunder, the Master Servicer (except as otherwise provided in the last sentence of this paragraph), for the benefit of the Trustee and the

Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement and of the related Originator and the Seller under the related Mortgage Loan Purchase Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement, or to purchase a Mortgage Loan on account of missing or defective documentation or on account of a breach of a representation, warranty or covenant, as described in Section 2.03(a). Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed. Enforcement of the related Mortgage Loan Purchase Agreement against the related Originator shall be effected by the Master Servicer to the extent it is not such Originator, and otherwise by the Trustee, in accordance with the foregoing provisions of this paragraph.

              SECTION 3.03. Successor Sub-Servicers.

              The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Master Servicer without any act or deed on the part of such Sub-Servicer or the Master Servicer, and the Master Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub- Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

              Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Trustee without fee, in accordance with the terms of this Agreement, in the event that the Master Servicer shall, for any reason, no longer be the Master Servicer (including termination due to a Master Servicer Event of Default).

              SECTION 3.04. Liability of the Master Servicer.

              Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and primarily liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for



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                                      -64-

indemnification of the Master Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

              SECTION 3.05. No Contractual Relationship Between Sub-Servicers
                            and Trustee or Certificateholders.

              Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section
3.06. The Master Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

              SECTION 3.06. Assumption or Termination of Sub-Servicing
                            Agreements by Trustee.

              In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of the occurrence of a Master Servicer Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under each Sub-Servicing Agreement that the Master Servicer may have entered into, unless the Trustee elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 3.03. Upon such assumption, the Trustee, its designee or the successor servicer for the Trustee appointed pursuant to Section 7.02 shall be deemed, subject to Section 3.03, to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that (i) the Master Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement that arose before it ceased to be the Master Servicer and (ii) none of the Trustee, its designee or any successor Master Servicer shall be deemed to have assumed any liability or obligation of the Master Servicer that arose before it ceased to be the Master Servicer.

              The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

              SECTION 3.07. Collection of Certain Mortgage Loan Payments.

              The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable insurance policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or, if applicable, any penalty interest, or (ii)



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                                      -65-

extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Master Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 4.03 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, subject to Section 4.03(d) pursuant to which the Master Servicer shall not be required to make any such advances that are Nonrecoverable P&I Advances. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable, the Master Servicer, consistent with the standards set forth in
Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan (such payment, a "Short Pay-off") or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor.

              SECTION 3.08. Sub-Servicing Accounts.

              In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub- Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account. The Sub-Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Sub-Servicer's receipt thereof, all proceeds of Mortgage Loans received by the Sub-Servicer less its servicing compensation to the extent permitted by the Sub-Servicing Agreement, and shall thereafter deposit such amounts in the Sub-Servicing Account, in no event more than two Business Days after the deposit of such funds into the clearing account. The Sub- Servicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Master Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the Sub-Servicing Account. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.

              SECTION 3.09. Collection of Taxes, Assessments and Similar Items;
                            Servicing Accounts.

              The Master Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (the "Servicing Accounts"). Servicing Accounts shall be Eligible Accounts. The Master Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Master Servicer's receipt thereof, all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, hazard insurance premiums and comparable items for the account of the Mortgagors ("Escrow Payments") collected on account of the Mortgage Loans and shall thereafter deposit such Escrow Payments in the Servicing Accounts, in no event more than two Business Days after the deposit of such funds in the clearing account, for the purpose of effecting the payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Master Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; (v) clear and terminate the Servicing Account at the termination of the Master Servicer's obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article IX or (vi) recover amounts deposited in error. As part of its servicing duties, the Master Servicer or Sub-Servicers shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. To the extent that a Mortgage does not provide for Escrow Payments, the Master Servicer shall determine whether any such payments are made by the Mortgagor in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure of a tax lien. The Master Servicer assumes full responsibility for the payment of all such bills within such time and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments; provided, however, that such advances are deemed to be Servicing Advances.

              SECTION 3.10. Collection Account and Distribution Account.

              (a) On behalf of the Trust Fund, the Master Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (such account or accounts, the "Collection Account"), held in trust for the benefit of the Trustee and the Certificateholders. On behalf of the Trust Fund, the Master Servicer shall deposit or cause to be deposited in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Master Servicer's receipt thereof, and shall thereafter deposit in the Collection Account, in no event more than two Business Days after the deposit of such funds into the clearing account, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal or interest on the related Mortgage Loans due on or before the Cut-off Date), or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a Due Period subsequent thereto:

               (i) all payments on account of principal, including Principal
              Prepayments, on the Mortgage Loans;

               (ii) all payments on account of interest (net of the related
              Servicing Fee) on each Mortgage Loan;

               (iii) all Insurance Proceeds and Liquidation Proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid by the Master Servicer in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 9.01);

               (iv) any amounts required to be deposited pursuant to Section
              3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

                (v) any amounts required to be deposited by the Master Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;

               (vi) all proceeds of any Mortgage Loan repurchased or purchased in accordance with Section 2.03 or Section 9.01;

               (vii) all Substitution Shortfall Amounts; and

               (viii) all Prepayment Charges listed on the Prepayment Charge
              Schedule collected by the Master Servicer in connection with the voluntary Principal Prepayment in full after the Cut-off Date (or any Principal Prepayment, in the case of Ocwen and New Century) of any of the Mortgage Loans.

For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution.

              The foregoing requirements for deposit in the Collection Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, NSF fees, reconveyance fees, assumption fees and other similar fees and charges need not be deposited by the Master Servicer in the Collection Account and shall, upon collection, belong to the Master Servicer as additional compensation for its servicing activities. In the event the Master Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

              (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Certificateholders. On behalf of the Trust Fund, the Master Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account on or before 3:00 p.m. New York time (i) on the Master Servicer Remittance Date, that portion of the Available Distribution Amount (calculated without regard to the references in clause (2) of the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the Collection Account and the amount of all Prepayment Charges on the Prepayment



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                                      -68-

Charge Schedule collected by the Master Servicer in connection with the voluntary Principal Prepayment in full (or any Principal Prepayment, in the case of Ocwen and New Century) of any of the Mortgage Loans then on deposit in the Collection Account (other than any such Prepayment Charges received after the related Prepayment Period) and (ii) on each Business Day as of the commencement of which the balance on deposit in the Collection Account exceeds $75,000 following any withdrawals pursuant to the next succeeding sentence, the amount of such excess, but only if the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account." If the balance on deposit in the Collection Account exceeds $75,000 as of the commencement of business on any Business Day and the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account," the Master Servicer shall, on or before 3:00 p.m. New York time on such Business Day, withdraw from the Collection Account any and all amounts payable or reimbursable to the Depositor, the Master Servicer, the Trustee, the related Originator, the Seller or any Sub-Servicer pursuant to
Section 3.11 and shall pay such amounts to the Persons entitled thereto.

              (c) Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Master Servicer shall give notice to the Trustee and the Depositor of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Master Servicer and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

              (d) Funds held in the Collection Account at any time may be delivered by the Master Servicer to the Trustee for deposit in an account (which may be the Distribution Account and must satisfy the standards for the Distribution Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of the Collection Account; provided, however, that the Trustee shall have the sole authority to withdraw any funds held pursuant to this subsection (d). In the event the Master Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Master Servicer shall deliver to the Trustee from time to time for deposit, and the Trustee shall so deposit, in the Distribution Account:

               (i) any P&I Advances, as required pursuant to Section 4.03;

               (ii) any amounts required to be deposited pursuant to Section
              3.23(d) or (f) in connection with any REO Property;

               (iii) any amounts to be paid by the Master Servicer in connection with a purchase of Mortgage Loans and REO Properties pursuant to
              Section 9.01;

               (iv) any amounts required to be deposited pursuant to Section
              3.24 in connection with any Prepayment Interest Shortfalls; and

                (v) any Stayed Funds, as soon as permitted by the federal
              bankruptcy court having jurisdiction in such matters.

              (e) Promptly upon receipt of any Stayed Funds, whether from the Master Servicer, a trustee in bankruptcy, federal bankruptcy court or other source, the Trustee shall deposit such funds in the Distribution Account, subject to withdrawal thereof pursuant to Section 7.02(b) or as otherwise permitted hereunder.

              (f) The Master Servicer shall deposit in the Collection Account (and in the case of New Century, the Distribution Account) any amounts required to be deposited pursuant to Section 3.12(b) in connection with losses realized on Permitted Investments with respect to funds held in the Collection Account (and in the case of New Century, the Distribution Account).

              SECTION 3.11. Withdrawals from the Collection Account and
                            Distribution Account.

              (a) The Master Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in
Section 4.03:

                (i) to remit to the Trustee for deposit in the Distribution
              Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

               (ii) subject to Section 3.16(d), to reimburse the Master Servicer for P&I Advances, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments on Mortgage Loans with respect to which such P&I Advances were made in accordance with the provisions of Section 4.03;

              (iii) subject to Section 3.16(d), to pay the Master Servicer or any Sub-Servicer any unpaid Servicing Fees and reimburse any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds, Insurance Proceeds or other amounts as may be collected by the Master Servicer from a Mortgagor, or otherwise received with respect to such Mortgage Loan;

               (iv) to pay to the Master Servicer as servicing compensation (in addition to the Servicing Fee) on the Master Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

                (v) to pay to the Master Servicer, the related Originator, the
              Depositor or the Seller, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or Section 3.16(c) all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

               (vi) to reimburse the Master Servicer for any P&I Advance or
              Servicing Advance previously made which the Master Servicer has determined to be a Nonrecoverable P&I



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                                      -70-

              Advance or a Servicing Advance which is nonrecoverable in accordance with the provisions of Section 4.03;

              (vii) to reimburse the Master Servicer or the Depositor for expenses incurred by or reimbursable to the Master Servicer or the Depositor, as the case may be, pursuant to Section 6.03;

              (viii) to reimburse the Master Servicer or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under
              Section 2.03 or Section 2.04 of this Agreement that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;

               (ix) to pay, or to reimburse the Master Servicer for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b); and

               (x) to clear and terminate the Collection Account pursuant to
              Section 9.01.

              The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (iv), (v), (vi), (viii) and (ix) above. The Master Servicer shall provide written notification to the Trustee, on or prior to the next succeeding Master Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclause (vii) above.

              (b) The Trustee shall, from time to time, make withdrawals from the Distribution Account, for any of the following purposes, without priority:

               (i) to make distributions to Certificateholders in accordance with Section 4.01;

               (ii) to pay to itself amounts to which it is entitled (including the Trustee's Fee) pursuant to Section 8.05;

               (iii) to pay itself any interest income earned on funds deposited in the Distribution Account (other than the portion payable to New Century) pursuant to Section 3.12(c) and to pay to New Century on each Distribution Date as servicing compensation any interest on investment income earned on funds deposited into the Distribution Account by New Century pursuant to Section 3.12(b);

               (iv) to reimburse itself pursuant to Section 7.02 or pursuant to
              Section 7.01 to the extent such amounts in Section 7.01 were not reimbursed by the related Master Servicer;

               (v) to pay any amounts in respect of taxes pursuant to Section
              10.01(g)(iii);




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                                      -71-

               (vi) to remit to the Master Servicer any amount deposited in the
              Distribution Account by the Master Servicer but not required to be deposited therein in accordance with Section 3.10(d); and

               (vii) to clear and terminate the Distribution Account pursuant to
              Section 9.01.

              SECTION 3.12. Investment of Funds in the Collection Account and
                            the Distribution Account.

              (a) The Master Servicer may direct any depository institution maintaining the Collection Account (and with respect to New Century, the Distribution Account to the extent of the funds transferred by it to the Distribution Account) (for purposes of this Section 3.12, an "Investment Account"), and the Trustee, in its individual capacity, may direct any depository institution maintaining the Distribution Account (other than to the extent of the funds transferred by New Century to the Distribution Account) (for purposes of this Section 3.12, also an "Investment Account"), to invest the funds (or related portion of funds with respect to the Distribution Account) (other than the Initial Deposit) in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account and the portion of the funds in the Distribution Account transferred by New Century and any income and gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall:

              (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

              (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

              (b) All income and gain realized from the investment of funds deposited in the Collection Account, the Distribution Account with respect to any funds deposited by New Century and any REO Account held by or on behalf of the Master Servicer, shall be for the benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.11 or Section 3.23, as applicable or withdrawal by the Trustee in accordance with Section 3.11. The Master Servicer shall deposit in the Collection Account, any REO Account or with respect to New Century, the Distribution Account, as applicable, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

              (c) All income and gain realized from the investment of funds deposited in the Distribution Account (other than with respect to the funds deposited by New Century therein) held by or on behalf of the Trustee, shall be for the benefit of the Trustee and shall be subject to its withdrawal at any time. The Trustee shall deposit in the Distribution Account, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

              (d) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section
8.01
and Section 8.02(v), upon the request of the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

              SECTION 3.13. [intentionally omitted]

              SECTION 3.14. Maintenance of Hazard Insurance and Errors and
                            Omissions and Fidelity Coverage.

              (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the least of (i) the current principal balance of such Mortgage Loan, (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (iii) the maximum insurable value of the improvements which are a part of such Mortgaged Property, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Master Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property, plus accrued interest at the Mortgage Rate and related Servicing Advances. The Master Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.23, if received in respect of an REO Property. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Master Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

              In the event that the Master Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:X or better in Best's Key Rating Guide (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

              (b) The Master Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Master Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless the Master Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Master Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Master Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Master Servicer shall provide the Trustee (upon the Trustee's reasonable request) with copies of any such insurance policies and fidelity bond. The Master Servicer shall be deemed to have complied with this provision if an Affiliate of the Master Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Master Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee. The

Master Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.

              SECTION 3.15. Enforcement of Due-On-Sale Clauses; Assumption
                            Agreements.

              The Master Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that the Master Servicer shall not be required to take such action if in its sole business judgment the Master Servicer believes it is not in the best interests of the Trust Fund and shall not exercise any such rights if prohibited by law from doing so. If the Master Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Master Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Master Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Master Servicer and has a credit risk rating at least equal to that of the original Mortgagor. In connection with any assumption, modification or substitution, the Master Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Master Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy, or a new policy meeting the requirements of this Section is obtained. Any fee collected by the Master Servicer in respect of an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Master Servicer shall notify the Trustee and any respective Custodian that any such substitution, modification or assumption agreement has been completed by forwarding to the Trustee or to such Custodian, as the case may be, the executed original of such substitution or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

              Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Master Servicer may be restricted by law from



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                                      -75-

preventing, for any reason whatever. For purposes of this Section 3.15, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

              SECTION 3.16. Realization Upon Defaulted Mortgage Loans.

              (a) The Master Servicer shall use its best efforts consistent with the servicing standard set forth in Section 3.01, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans (including selling any such Mortgage Loan rather than converting the ownership of the related properties if such sale would maximize the timely and complete recovery of principal and interest on the related Mortgage Note in accordance with the servicing standard set forth in Section 3.01) as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. The Master Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Master Servicer as contemplated in
Section 3.11 and Section 3.23. The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole and absolute discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

              (b) Notwithstanding the foregoing provisions of this Section 3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Master Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Master Servicer shall not, on behalf of the Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee, the Trust Fund or the Certificateholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Master Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                (2) there are no circumstances present at such Mortgaged
              Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

              The cost of the environmental audit report contemplated by this
Section 3.16 shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans. It is understood by the parties hereto that any such advance will be deemed a Servicing Advance.

              If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans. It is understood by the parties hereto that any such advance will be deemed a Servicing Advance.

              (c) The Master Servicer may at its option purchase from REMIC I any Mortgage Loan or related REO Property that is 90 days or more delinquent, which the Master Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trustee prior to purchase), at a price equal to the Purchase Price; provided, however, that the Master Servicer shall purchase any such Mortgage Loans or related REO Properties on the basis of delinquency, purchasing the most delinquent Mortgage Loans or related REO Properties first. The Purchase Price for any Mortgage Loan or related REO Property purchased hereunder shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Master Servicer of such deposit, shall release or cause to be released to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Master Servicer shall furnish and as shall be necessary to vest in the Master Servicer title to any Mortgage Loan or related REO Property released pursuant hereto.

              (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: FIRST, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances and P&I Advances, pursuant to Section 3.11(a)(ii) or (a)(iii); SECOND, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and THIRD, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Master Servicer as follows: FIRST, to unpaid Servicing Fees; and SECOND, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to Section 3.11(a)(iii).

              SECTION 3.17. Trustee to Cooperate; Release of Mortgage Files.

              (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee and any related Custodian by a certification in the form of Exhibit E-2 (or, if the Mortgage Loan is being directly held by the Trustee, in the form of Exhibit E-3) (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to
Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee or such Custodian, as the case may be, shall promptly release the related Mortgage File to the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Distribution Account.

              (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Trustee and any related Custodian shall, upon request of the Master Servicer and delivery to the Trustee or such Custodian, as the case may be, of a Request for Release in the form of Exhibit E-l (or, if the Mortgage Loan is being directly held by the Trustee, two copies of such request in the form of Exhibit E-3), release the related Mortgage File to the Master Servicer, and the Trustee shall, at the direction of the Master Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings and the Master Servicer shall retain such Mortgage File in trust for the benefit of the Certificateholders. Such Request for Release shall obligate the Master Servicer to return each and every document previously requested from the Mortgage File to the Trustee or to such Custodian when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee or such Custodian to the Master Servicer or its designee.

              (c) Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity, or shall exercise and deliver to the Master Servicer a power of attorney sufficient to authorize the Master Servicer to execute such documents on its behalf, provided that the Trustee shall be obligated to execute the documents identified above if necessary to enable the Master Servicer to perform its duties hereunder. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

              SECTION 3.18. Servicing Compensation.

              As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.24. In addition, the Master Servicer shall be entitled to recover unpaid Servicing Fees out of Late Collections, Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.11(a)(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23. The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement; provided, however, that the Master Servicer may pay from the Servicing Fee any amounts due to a Sub-Servicer pursuant to a Sub-Servicing Agreement entered into under Section 3.02.

              Additional servicing compensation in the form of assumption or modification fees, late payment charges, NSF fees, reconveyance fees and other similar fees and charges (other than Prepayment Charges, except to the extent of any Prepayment Charges listed on Schedule 3 which shall be additional servicing compensation for Ameriquest) shall be retained by the Master Servicer (subject to Section 3.24) only to the extent such fees or charges are received by the Master Servicer. The Master Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the Collection Account, and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and
Section 3.24. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer, it being understood however, that payment of such premiums by the Master Servicer shall constitute Servicing Advances and servicing compensation of each Sub-Servicer, and to the extent provided herein in Section 8.05, the fees and expenses of the Trustee) and shall not be entitled to reimbursement therefor except as specifically provided herein.




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                                      -79-

              SECTION 3.19. Reports to the Trustee; Collection Account
                            Statements.

              Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement prepared by the Master Servicer setting forth the status of the Collection Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in
Section 3.10(a) and each category of withdrawal specified in Section 3.11. Such statement may be in the form of the then current Fannie Mae Monthly Accounting Report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate of the outstanding principal balances of all of the Mortgage Loans as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trustee to any Certificateholder and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Master Servicer to the Trustee.

              SECTION 3.20. Statement as to Compliance.

              The Master Servicer will deliver to the Trustee, the Depositor and each Rating Agency on or before April 15 of each calendar year commencing in 2000, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Master Servicer during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of any such statement shall be provided by the Trustee to any Certificateholder and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon the request and at the expense of the requesting party, provided that such statement is delivered by the Master Servicer to the Trustee.

              SECTION 3.21. Independent Public Accountants' Servicing Report.

              Not later than April 15 of each calendar year commencing in 2000, the Master Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Master Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer which includes an assertion that the Master Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers. Immediately upon receipt of such report, the Master Servicer shall furnish a copy of such report to the Trustee and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided that such statement is delivered by the Master Servicer to the Trustee. In the event such firm of independent certified public accountants requires the Trustee to agree to the procedures performed by such firm, the Master Servicer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Master Servicer, and the Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

              SECTION 3.22. Access to Certain Documentation.

              The Master Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the documentation regarding the Mortgage Loans serviced by the Master Servicer under this Agreement, as may be required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it. In addition, access to the documentation regarding the Mortgage Loans serviced by the Master Servicer under this Agreement will be provided to any Certificateholder, the Trustee and to any Person identified to the Master Servicer as a prospective transferee of a Certificate, upon reasonable request during normal business hours at the offices of the Master Servicer designated by it at the expense of the Person requesting such access.

              SECTION 3.23. Title, Management and Disposition of REO Property.

              (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, in trust for the benefit of the Certificateholders. The Master Servicer, on behalf of REMIC I (and on behalf of the Trustee for the benefit of the Certificateholders), shall either sell any REO Property before the close of the third taxable year after the year REMIC I acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period, unless the Master Servicer shall have delivered to the Trustee and the Depositor an Opinion of Counsel, addressed to the Trustee and the Depositor, to the effect that the holding by REMIC I of such REO Property subsequent to three years after its acquisition will not result in the imposition on REMIC I, REMIC II or REMIC III of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by REMIC I, REMIC II or REMIC III of any "income from non-permitted assets" within the



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                                      -81-

meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

              (b) The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain, or cause to be established and maintained, with respect to REO Properties an account held in trust for the Trustee for the benefit of the Certificateholders (the "REO Account"), which shall be an Eligible Account. The Master Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Master Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

              (c) The Master Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Master Servicer manages and operates similar property owned by the Master Servicer or any of its Affiliates, all on such terms and for such period as the Master Servicer deems to be in the best interests of Certificateholders. In connection therewith, the Master Servicer shall deposit, or cause to be deposited in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Master Servicer's receipt thereof, and shall thereafter deposit in the REO Account, in no event more than two Business Days after the deposit of such funds into the clearing account, all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

               (i) all insurance premiums due and payable in respect of such REO
              Property;

               (ii) all real estate taxes and assessments in respect of such REO
              Property that may result in the imposition of a lien thereon; and

               (iii) all costs and expenses necessary to maintain such REO
              Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through
(iii) above with respect to such REO Property, the Master Servicer shall advance from its own funds as Servicing Advances such amount as is necessary for such purposes if, but only if, the Master Servicer would make such advances if the Master Servicer owned the REO Property and if in the Master Servicer's sole judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

              Notwithstanding the foregoing, neither the Master Servicer nor the Trustee shall:

                (i) authorize the Trust Fund to enter into, renew or extend any
              New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

               (ii) authorize any amount to be received or accrued under any New
              Lease other than amounts that will constitute Rents from Real Property;

              (iii) authorize any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of
              Section 856(e)(4)(B) of the Code; or

               (iv) authorize any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the Master Servicer has obtained an Opinion of Counsel, provided to the Trustee, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by REMIC I, in which case the Master Servicer may take such actions as are specified in such Opinion of Counsel.

              The Master Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

               (i) the terms and conditions of any such contract shall not be inconsistent herewith;

               (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Master Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

               (iii) none of the provisions of this Section 3.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Master Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

               (iv) the Master Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Master Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Master Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Master Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Master Servicer's compensation pursuant to Section 3.18 is sufficient to pay such fees; provided, however, that to the extent that any payments made by such Independent Contractor would constitute Servicing Advances if made by the Master Servicer, such amounts shall be reimbursable as Servicing Advances made by the Master Servicer.

              (d) In addition to the withdrawals permitted under Section 3.23(c), the Master Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and P&I Advances made in respect of such REO Property or the related Mortgage Loan. On the Master Servicer Remittance Date, the Master Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 4.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

              (e) Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities for similar properties.

              (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Master Servicer or any Sub-Servicer as provided above, shall be deposited in the Distribution Account in accordance with Section 3.10(d)(ii) on the Master Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 4.01. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

              (g) The Master Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

              SECTION 3.24. Obligations of the Master Servicer in Respect of
                            Prepayment Interest Shortfalls.

              The Master Servicer shall deliver to the Trustee for deposit into the Distribution Account on or before 3:00 p.m. New York time on the Master Servicer Remittance Date from its own funds an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting solely from Principal Prepayments during the related Prepayment Period and (ii) the amount of its aggregate Servicing Fee for the most recently ended calendar month.

              SECTION 3.25. Obligations of the Master Servicer in Respect of
                            Mortgage Rates and Monthly Payments.

              In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Master Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Master Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Depositor and any successor master servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this Section 3.25 shall not limit the ability of the Master Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

              SECTION 4.01. Distributions.

              (a)(1)(A) On each Distribution Date, the Trustee shall cause the following amounts, in the following order of priority, to be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests or withdrawn from the Distribution Account and distributed to the holders of the Class R-I Certificates, as the case may be:

               (i) to the Holders of REMIC I Regular Interests (other than REMIC
              I Regular Interest I-LTP), in an amount equal to (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Interest in respect of REMIC I Regular Interest I-LT6 shall be reduced when the REMIC I Overcollateralized Amount is less than the REMIC I Required Overcollateralized Amount, by the lesser of (x) the amount of such difference and (y) the Maximum I-LT6 Uncertificated Interest Deferral Amount; and

               (ii) on each Distribution Date, to the Holders of REMIC I Regular
              Interests, in an amount equal to the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below):

                      (a) to the Holders of the REMIC I Regular Interest I-LTP,
                  on the Distribution Date immediately following the expiration of the latest Prepayment Charge term as identified on the Mortgage Loan Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause;

                      (b) to the Holders of the REMIC I Regular Interest I-LT1,
                  98.00% of the amount remaining after application of clause
                  (a), until the Uncertificated Balance of such REMIC I Regular Interest is reduced to zero and any remaining amount to the Holders of the Class R-I Certificates;

                      (c) to the Holders of the REMIC I Regular Interest I-LT2,
                  REMIC I Regular Interest I-LT3, REMIC I Regular Interest I-LT4 and REMIC I Regular Interest I-LT5, 1.00% of the amount remaining after application of clause (a), in the same proportion as principal payments are allocated to the related Corresponding Certificates, until the Uncertificated Balances of such REMIC I Regular Interests are reduced to zero and any remaining amount to the Holders of the Class R-I Certificates; and

                      (d) to the Holders of the REMIC I Regular Interest I-LT6,
                  1.00% of the amount remaining after application of clause (a), until the Uncertificated Balance of such

                  REMIC I Regular Interest is reduced to zero and any remaining amount to the Holders of the Class R-I Certificates;

provided, however, that 98.00% and 2.00% of any principal payments that are attributable to an Overcollateralization Reduction Amount shall be allocated to Holders of the REMIC I Regular Interest I-LT1 and REMIC I Regular Interest I-LT6, respectively.

              (B) On each Distribution Date, the Trustee shall cause the following amounts to be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests:

                (i) any amounts paid as either Uncertificated Interest paid or accrued to the REMIC I Regular Interests (other than REMIC I Regular Interest I-LTP) shall be deemed to have been paid to the related Uncertificated Corresponding Component in REMIC II in accordance with the REMIC II Remittance Rates and any amounts deferred on REMIC I Regular Interest I-LT6 pursuant to Section 4.01(a)(1)(A) shall be deemed to have been deferred with respect to REMIC II Regular Interest II-LT6; and

               (ii) any amounts paid as principal on the REMIC I Regular
              Interests shall be deemed to have been paid to the related Uncertificated Corresponding Component in REMIC II in accordance with the same priorities and conditions.

              (2) On each Distribution Date, the Trustee shall withdraw from the Distribution Account an amount equal to the Interest Remittance Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

               (i) to the Holders of the Class A Certificates, an amount equal to the Senior Interest Distribution Amount;

               (ii) to the extent of the Interest Remittance Amount remaining after distribution of the Senior Interest Distribution Amount, to the Holders of the Class M-1 Certificates, an amount equal to the Interest Distribution Amount allocable to the Class M-1 Certificates;

              (iii) to the extent of the Interest Remittance Amount remaining after distribution of the Senior Interest Distribution Amount and the Interest Distribution Amount allocable to the Class M-1 Certificates, to the Holders of the Class M-2 Certificates, an amount equal to the Interest Distribution Amount allocable to the Class M-2 Certificates; and

               (iv) to the extent of the Interest Remittance Amount remaining after distribution of the Senior Interest Distribution Amount and the Interest Distribution Amounts allocable to the Class M-1 Certificates and the Class M-2 Certificates, to the Holders of the Class M-3 Certificates, an amount equal to the Interest Distribution Amount allocable to the Class M-3 Certificates.

              (3) On each Distribution Date, the Trustee shall withdraw from the Distribution Account an amount equal to the Principal Distribution Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                (i) On each Distribution Date (a) prior to the Stepdown Date or
              (b) on which a Trigger Event is in effect, the Principal Distribution Amount shall be distributed in the following order of priority;

                  FIRST, to the Holders of the Class A Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                  SECOND, to the Holders of the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                  THIRD, to the Holders of the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

                  FOURTH, to the Holders of the Class M-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

               (ii) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed in the following order of priority;

                  FIRST, the lesser of (x) the Principal Distribution Amount and
                  (y) the Class A Principal Distribution Amount shall be distributed to the Holders of the Class A Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                  SECOND, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Holders of the Class A Certificates pursuant to clause FIRST above and (y) the Class M-1 Principal Distribution Amount shall be distributed to the Holders of the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                  THIRD, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Certificates pursuant to clause FIRST above and to the Holders of the Class M-1 Certificates pursuant to clause SECOND above and (y) the Class M-2 Principal Distribution Amount shall be distributed to the Holders of the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

                  FOURTH, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A Certificates pursuant to clause FIRST above, to the Holders of the Class M-1 Certificates pursuant to clause SECOND above and to the Holders of the Class M-2 Certificates pursuant to clause

                  THIRD above and (y) the Class M-3 Principal Distribution Amount shall be distributed to the Holders of the Class M-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

              (4) On each Distribution Date, the Net Monthly Excess Cashflow (or, in the case of clause (i) below, the Net Monthly Excess Cashflow exclusive of any Overcollateralization Reduction Amount) shall be distributed as follows:

                  (i) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the principal portion of any Realized Losses incurred on the Mortgage Loans, applied to reduce the Certificate Principal Balance of such Certificates until the aggregate Certificate Principal Balance of such Certificates is reduced to zero;

                  (ii) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount, applied to reduce the Certificate Principal Balance of such Certificates until the aggregate Certificate Principal Balance of such Certificates is reduced to zero;

                  (iii) to the Holders of the Class M-1 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Certificates;

                  (iv) to the Holders of the Class M-1 Certificates, in an amount equal to the Allocated Realized Loss Amount allocable to such Class of Certificates;

                  (v) to the Holders of the Class M-2 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Certificates;

                  (vi) to the Holders of the Class M-2 Certificates, in an amount equal to the Allocated Realized Loss Amount allocable to such Class of Certificates;

                  (vii) to the Holders of the Class M-3 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Certificates;

                  (viii) to the Holders of the Class M-3 Certificates, in an amount equal to the Allocated Realized Loss Amount allocable to such Class of Certificates;

                  (ix) to the Holders of the Class A Certificates, in an amount equal to the aggregate of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.24) and any Relief Act Interest Shortfall allocated to such Certificates;

                  (x) to the Holders of the Class M-1 Certificates, in an amount equal to the aggregate of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.24) and any Relief Act Interest Shortfall allocated to such Certificates;

                  (xi) to the Holders of the Class M-2 Certificates, in an amount equal to the aggregate of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.24) and any Relief Act Interest Shortfall allocated to such
                  Certificates;

                  (xii) to the Holders of the Class M-3 Certificates, in an amount equal to the aggregate of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.24) and any Relief Act Interest Shortfall allocated to such Certificates;

                  (xiii) to the Holders of the Class CE Certificates, the Interest Distribution Amount and any Overcollateralization Reduction Amount for such Distribution Date; and

                  (xiv) to the Holders of the Class R-III Certificates, any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest Prepayment Charge term as identified on the Mortgage Loan Schedule or any Distribution Date thereafter, then any such remaining amounts will be distributed FIRST, to the Holders of the Class P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and SECOND, to the Holders of the Class R-III Certificates.

              (b) On each Distribution Date, the Trustee shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Charges collected by the Master Servicers in connection with the Principal Prepayment of any of the Mortgage Loans or any Master Servicer Prepayment Charge Payment Amount and shall distribute such amounts to the Holders of the Class P Certificates. Such distributions shall not be applied to reduce the Certificate Principal Balance of the Class P Certificates.

              (c) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated PRO RATA among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 4.01(e) or Section 9.01 respecting the final distribution on such Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Certificates having an initial aggregate Certificate Principal Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Principal Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

              Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or any Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

              (d) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. None of the Holders of any Class of Certificates, the Trustee or any Master Servicer shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

              (e) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than five (5) days after the related Determination Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that:

            (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date, but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

           (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trustee and credited to the account of the appropriate non- tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(e) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, mail a final notice to remaining non-tendering Certificateholders concerning surrender of their Certificates but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in such trust fund. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to Salomon Smith Barney Inc. all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(e).

              (f) Notwithstanding anything to the contrary herein, (i) in no event shall the Certificate Principal Balance of a Class A Certificate or a Mezzanine Certificate be reduced more than once in respect of any particular amount both (a) allocated to such Certificate in respect of Realized Losses pursuant to Section 4.04 and (b) distributed to the Holder of such Certificate in reduction of the Certificate Principal Balance thereof pursuant to this
Section 4.01 from Net Monthly Excess Cashflow and (ii) in no event shall the Uncertificated Balance of a REMIC I Regular Interest be reduced more than once in respect of any particular amount both (a) allocated to such REMIC I Regular Interest in respect of Realized Losses pursuant to Section 4.04 and (b) distributed on such REMIC I Regular Interest in reduction of the Uncertificated Balance thereof pursuant to this Section 4.01.

              SECTION 4.02. Statements to Certificateholders.

              On each Distribution Date, the Trustee shall prepare and forward by mail to each Holder of the Regular Certificates, a statement as to the distributions made on such Distribution Date setting forth:

               (i) the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to principal, and the amount of distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges;

               (ii) the amount of the distribution made on such Distribution
              Date to the Holders of the Certificates of each Class allocable to interest;

               (iii) the aggregate Servicing Fee received by each Master
              Servicer during the related Due Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable
              Certificateholders to prepare their tax returns;

               (iv) the aggregate amount of P&I Advances for such Distribution
              Date;

               (v) the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the close of business on such Distribution Date;

               (vi) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

               (vii) the number and aggregate unpaid principal balance of
              Mortgage Loans (a) delinquent 30-59 days, (b) delinquent 60-89 days, (c) delinquent 90 or more days in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which the related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

               (viii) with respect to any Mortgage Loan that became an REO
              Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

               (ix) the book value and the Stated Principal Balance of any REO
              Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date;

               (x) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

               (xi) the aggregate amount of Realized Losses incurred during the related Prepayment Period (or, in the case of Bankruptcy Losses allocable to interest, during the related Due Period), separately identifying whether such Realized Losses constituted Bankruptcy Losses and the aggregate amount of Realized Losses incurred since the Closing Date;

               (xii) the aggregate amount of extraordinary Trust Fund expenses withdrawn from the Collection Account or the Distribution Account for such Distribution Date;

               (xiii) the aggregate Certificate Principal Balance of the each
              Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses;

               (xiv) the Certificate Factor for each such Class of Certificates applicable to such Distribution Date;

               (xv) the Interest Distribution Amount in respect of the Class A
              Certificates, the Mezzanine Certificates and the Class CE Certificates for such Distribution Date and the Interest Carry Forward Amount, if any, with respect to the Class A Certificates and the Mezzanine Certificates on such Distribution Date, and in the case of the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates, separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls and Relief Act Interest Shortfalls;

               (xvi) the aggregate amount of any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by payments by the Master Servicers pursuant to Section 3.24;

               (xvii) the Allocated Realized Loss Amount with respect to each
              Class of Mezzanine Certificates for such Distribution Date and the aggregate unpaid Allocated Realized Loss Amount with respect to each Class of Mezzanine Certificates for all prior Distribution Dates;

               (xviii) the aggregate amount of Relief Act Interest Shortfalls for such Distribution Date;

               (xix) the Required Overcollateralized Amount and the Credit
              Enhancement Percentage for such Distribution Date;

               (xx) the Overcollateralization Increase Amount, if any, for such
              Distribution Date;

               (xxi) the Overcollateralization Reduction Amount, if any, for
              such Distribution Date;

               (xxii) with respect to any Mortgage Loan as to which foreclosure proceedings have been concluded, the loan number and unpaid principal balance of such Mortgage Loan as of the date of such conclusion of foreclosure proceedings;

               (xxiii) with respect to Mortgage Loans as to which a Final
              Liquidation has occurred, the number of Mortgage Loans, the unpaid principal balance of such Mortgage Loans as of the date of such Final Liquidation and the amount of proceeds (including Liquidation Proceeds and Insurance Proceeds) collected in respect of such Mortgage Loans;

               (xxiv) the respective Pass-Through Rates applicable to the Class
              A Certificates, the Mezzanine Certificates and the Class CE Certificates for such Distribution Date and the Pass-Through Rate applicable to the Class A Certificates and the Mezzanine Certificates for the immediately succeeding Distribution Date;

               (xxv) the Loss Severity Percentage with respect to each Mortgage
              Loan; and

               (xxvi) the Aggregate Loss Severity Percentage;

              In the case of information furnished pursuant to subclauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class. In addition, the information furnished pursuant to subclause (vii) and subclause (xxvi) shall be provided on a Master Servicer by Master Servicer basis as well as in the aggregate.

              Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

              On each Distribution Date, the Trustee shall forward to the Depositor, each Holder of a Residual Certificate and each Master Servicer, a copy of the reports forwarded to the Regular Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates, respectively, on such Distribution Date.

              Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared by the Trustee and furnished to such Holders pursuant to the rules and regulations of the Code as are in force from time to time.

              The Trustee shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide. For purposes of this Section 4.02, the Trustee's duties are limited to the extent that the Trustee receives timely reports as required from the Master Servicers.

              On each Distribution Date the Trustee shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") CUSIP level factors for each class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg.

              SECTION 4.03. Remittance Reports; P&I Advances.

              (a) On the Master Servicer Remittance Date, each Master Servicer shall deliver to the Trustee by telecopy (or by such other means as such Master Servicer and the Trustee may agree from time to time) a Remittance Report with respect to the related Distribution Date. Such Remittance Report will include
(i) the amount of P&I Advances to be made by such Master Servicer in respect of the related Distribution Date, the aggregate amount of P&I Advances outstanding after giving effect to such P&I Advances, and the aggregate amount of Nonrecoverable P&I Advances in respect of such Distribution Date and (ii) such other information with respect to the Mortgage Loans as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by any Master Servicer.

              (b) The amount of P&I Advances to be made by each Master Servicer for any Distribution Date shall equal, subject to Section 4.03(d), the sum of
(i) the aggregate amount of Monthly Payments (with each interest portion thereof net of the related Servicing Fee), due on the related Due Date in respect of the Mortgage Loans (other than with respect to any Balloon Loan with a delinquent Balloon Payment as described in clause (iii) below), which Monthly Payments were delinquent as of the close of business on the related Determination Date, plus
(ii) with respect to each REO Property (other than with respect to any REO Property relating to a Balloon Loan with a delinquent Balloon Payment as described in clause (iv) below), which REO Property was acquired during or prior to the related Prepayment Period and as to which such REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of the Monthly Payments (with each interest portion thereof net of the related Servicing Fee) that would have been due on the related Due Date in respect of the related Mortgage Loans, over the net income from such REO Property transferred to the Distribution Account pursuant to
Section 3.23 for distribution on such Distribution Date, plus (iii) with respect to each Balloon Loan with a delinquent Balloon Payment, an amount equal to the assumed monthly principal and interest payment (with each interest portion thereof net of the related Servicing Fee) that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Loan assuming such Mortgage Loan was not a Balloon Loan, plus (iv) with respect to each REO Property relating to a Balloon Loan with a delinquent Balloon Payment, which REO Property was acquired during or prior to the related Prepayment Period and as to which REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of the assumed monthly principal and interest payment (with each interest portion thereof net of the related Servicing Fee) that would have been due on the related Due Date based on the original principal amortization schedule for the related Balloon Loan assuming such Mortgage Loan was not a Balloon Loan, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.23 for payment on such Payment Date.

              On or before 3:00 p.m. New York time on the Master Servicer Remittance Date, each Master Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case, it will cause to be made an appropriate entry in the records of Collection Account that amounts held for future distribution have been, as permitted by this Section 4.03, used by such Master Servicer in discharge of any such P&I Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made by such Master Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future distribution and so used shall be appropriately reflected in such Master Servicer's records and replaced by such Master Servicer by deposit in the Collection Account on or before any future Master Servicer Remittance Date to the extent that the Available Distribution Amount for the related Distribution Date (determined without regard to P&I Advances to be made on the Master Servicer Remittance Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.01 on such Distribution Date if such amounts held for future distributions had not been so used to make P&I Advances. The Trustee will provide notice to the applicable Master Servicer by telecopy by the close of business on any Master Servicer Remittance Date in the event that the amount remitted by such Master Servicer to the Trustee on such date is less than the P&I Advances required to be made by such Master Servicer for the related Distribution Date.

              (c) The obligation of each Master Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from REMIC I pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

              (d) Notwithstanding anything herein to the contrary, no P&I Advance shall be required to be made hereunder by any Master Servicer if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. The determination by the related Master Servicer that it has made a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be evidenced by an Officers' Certificate of such Master Servicer delivered to the Depositor and the Trustee.

              SECTION 4.04. Allocation of Realized Losses.

              (a) Prior to each Determination Date, each Master Servicer shall determine as to each Mortgage Loan and REO Property: (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the related Prepayment Period; (ii) whether and the extent to which such Realized Losses constituted Bankruptcy Losses and (iii) the respective portions of such Realized Losses allocable to interest and allocable to principal. Prior to each Determination Date, each Master Servicer shall also determine as to each Mortgage Loan: (A) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the related Prepayment Period and (B) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Due Period. The information described in the two preceding sentences that is to be supplied by a Master Servicer shall be evidenced by an Officers' Certificate delivered to the Trustee by such Master Servicer prior to the Determination Date immediately following the end of (x) in the case of Bankruptcy Losses allocable to interest, the Due Period during which any such Realized Loss was incurred, and (y) in the case of all other Realized Losses, the Prepayment Period during which any such Realized Loss was incurred.

              (b) All Realized Losses on the Mortgage Loans allocated to any REMIC II Regular Interest pursuant to Section 4.04(c), shall be allocated by the Trustee on each Distribution Date as follows: first, to Net Monthly Excess Cashflow; second, to the Class CE Certificates, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and fifth, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero. All Realized Losses to be allocated to the Certificate Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

              Any allocation of Realized Losses to a Mezzanine Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, or in the case of a Class CE Certificate, by reducing the amount otherwise payable in respect thereof pursuant to Section 4.01(a)(4)(xiii). No allocations of any Realized Losses shall be made to the Certificate Principal Balances of the Class A Certificates or the Class P Certificates.

              As used herein, an allocation of a Realized Loss on a "PRO RATA basis" among two or more specified Classes of Certificates means an allocation on a PRO RATA basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

              (c) All Realized Losses on the Mortgage Loans shall be allocated by the Trustee on each Distribution Date to the following REMIC I Regular Interests in the specified percentages, as follows: first, to Uncertificated Interest payable to the REMIC I Regular Interest I-LT1 and REMIC I Regular Interest I-LT6 up to an aggregate amount equal to the REMIC I Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Balances of the REMIC I Regular Interest I-LT1 and REMIC I Regular Interest I-LT6 up to an aggregate amount equal to the REMIC I Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Balances of REMIC I Regular Interest I-LT1, REMIC I Regular Interest I-LT5 and REMIC I Regular Interest I-LT6, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LT5 has been reduced to zero; fourth, to the Uncertificated Balances of REMIC I Regular Interest I-LT1, REMIC I Regular Interest I-LT4 and REMIC I Regular Interest I-LT6, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LT4 has been reduced to zero; and fifth, to the Uncertificated Balances of REMIC I Regular Interest I-LT1, REMIC I Regular Interest I-LT3 and REMIC I Regular Interest I-LT6, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest I-LT3 has been reduced to zero.

              (d) All Realized Losses on the REMIC II Regular Interests shall be allocated by the Trustee on each Distribution Date among the REMIC II Regular Interests in the proportion that Realized Losses are allocated to the related Uncertificated Corresponding Component.

              As used herein, an allocation of a Realized Loss on a "PRO RATA basis" among the REMIC I Regular Interests (other than REMIC I Regular Interest I-LTP) means an allocation on a PRO RATA basis among the REMIC I Regular Interests (other than REMIC I Regular Interest I-LTP) on the basis of their then outstanding Uncertificated Balances, in each case prior to giving effect to distributions to be made on such Distribution Date.

              SECTION 4.05. Compliance with Withholding Requirements.

              Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of

Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

              SECTION 4.06. Commission Reporting.

              Within 15 days after each Distribution Date, the Trustee shall file with the Commission via the Electronic Data Gathering and Retrieval System, a Form 8-K with a copy of the statement to Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2000, the Trustee shall file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 30, 2000, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. At least three Business Days prior to filing any Form 8-K or Form 10-K pursuant to this Section 4.06, the Trustee shall deliver a copy of such Form 8-K or Form 10-K, as the case may be, to the Depositor. The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission.

                                    ARTICLE V

                                THE CERTIFICATES

              SECTION 5.01. The Certificates.

              (a) The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in REMIC I. At the Closing Date, the aggregate Certificate Principal Balance of the Certificates will equal the aggregate Stated Principal
Balance of the Mortgage Loans.

              The Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-9. The Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

              Upon original issue, the Certificates shall be executed and delivered by the Trustee, and the Trustee shall cause the Certificates to be authenticated by the Certificate Registrar to or upon the order of the Depositor. The Certificates shall be executed and attested by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Certificate Registrar by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

              (b) The Class A Certificates and the Mezzanine Certificates shall initially be issued as one or more Certificates held by the Book-Entry Custodian or, if appointed to hold such Certificates as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The Trustee is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and if it is no longer qualified to act as such, the Book- Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, each Master Servicer, the Trustee (if the Trustee is not the Book-Entry Custodian) and any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Certificates by the Book-Entry Custodian.

              The Trustee, each Master Servicer and the Depositor may for all purposes (including the making of payments due on the Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

              If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Master Servicer Event of Default, Certificate Owners representing in the aggregate not less than 51% of the Ownership Interests of the Book-Entry Certificates advise the Trustee through the Depository, in writing, that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book- Entry Certificates by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Such Definitive Certificates will be issued in minimum denominations of $10,000, except that any beneficial ownership that was represented by a Book-Entry Certificate in an amount less than $10,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Certificate. None of the Depositor, any Master Servicer or the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

              SECTION 5.02. Registration of Transfer and Exchange of
                            Certificates.

              (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.12 a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee will initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to each Master Servicer and the Depositor, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee shall at any time not be the Certificate Registrar, the Trustee shall have and maintain the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

              (b) No transfer of any Class CE Certificate, Class P Certificate or Residual Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of a Class CE Certificate, Class P Certificate or Residual Certificate is to be made without registration or qualification (other than in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor), the Trustee and the Certificate Registrar shall each require receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the forms attached hereto as Exhibit F-1; and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Depositor, the Trustee, any Master Servicer, in its respective capacity as such, or the Trust Fund), together with copies of the written certification(s) of the Certificateholder desiring to effect the transfer and/or such Certificateholder's prospective transferee upon which such Opinion of Counsel is based, if any. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class CE Certificates, the Class P Certificates or the Residual Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect the transfer of a Class CE Certificate, a Class P Certificate or a Residual Certificate shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and each Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

              (c) No transfer of a Mezzanine Certificate, Class CE Certificate, Class P Certificate or Residual Certificate or any interest therein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "Plan Assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101 ("Plan Assets") unless the Depositor, each Master Servicer and the Trustee are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and each Master Servicer that the purchase of such Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, any Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, any Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, any prospective Transferee of such Certificates may provide a certification (which in the case of the Mezzanine Certificates, the Transferee will be deemed to have represented such certification) of the foregoing in the form of Exhibit G to this Agreement (or other form acceptable to the Depositor, the Trustee and each Master Servicer), which the Trustee may rely upon without further inquiry or investigation. An Opinion of Counsel, any certification or a deemed representation will not be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor. The Transferee of a Mezzanine Certificate that is a Plan, a Person acting, directly or indirectly, on behalf of any such Plan or a person using Plan Assets to acquire Mezzanine Certificates will be deemed to have represented that such acquisition is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, any Master Servicer, the Trustee or the Trust Fund to any obligation in addition to those undertaken in this Agreement and the following conditions are met: (a) the source of funds used to purchase such Mezzanine Certificates is an "insurance company general account" (as such term is defined in PTCE 95-60), (b) the conditions set forth in PTCE 95-60 have been satisfied and (c) there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of such Mezzanine Certificates.

              (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause
(iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                      (A) Each Person holding or acquiring any Ownership
                  Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                      (B) In connection with any proposed Transfer of any
                  Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it and shall not register the Transfer of any Residual Certificate until its receipt of an affidavit and agreement (a "Transfer Affidavit and Agreement"), in the form attached hereto as Exhibit F-2 from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

                      (C) Notwithstanding the delivery of a Transfer Affidavit
                  and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                      (D) Each Person holding or acquiring any Ownership
                  Interest in a Residual Certificate shall agree (x) to require a transferor affidavit (a "Transferor Affidavit," in the form attached hereto as Exhibit F-2 ) from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit F-2), to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

                      (E) Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder."

               (ii) The Trustee will register the Transfer of any Residual
              Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

               (iii) (A) If any purported Transferee shall become a Holder of a
              Residual Certificate in violation of the provisions of this
              Section 5.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                      (B) If any purported Transferee shall become a holder of a
              Residual Certificate in violation of the restrictions in this
              Section 5.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself or any Affiliate of the Trustee. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its Affiliates), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

               (iv) The Trustee shall make available to the Internal Revenue
              Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Reasonable compensation for providing such information may be accepted by the Trustee.

               (v) The provisions of this Section 5.02(d) set forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee at the expense of the party seeking to modify, add to or eliminate any such provision the following:

                      (A) written notification from each Rating Agency to the
                  effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

                      (B) an Opinion of Counsel, in form and substance
                  satisfactory to the Trustee, to the effect that such modification of, addition to or elimination of such provisions will not cause any of REMIC I, REMIC II or REMIC III to cease to qualify as a REMIC and will not cause any of REMIC I, REMIC II or REMIC III, as the case may be, to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or
                  (y) a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

              (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

              (f) At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and cause the Certificate Registrar to authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

              (g) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              (h) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Certificate Registrar in accordance with its customary procedures.

              (i) The Trustee will cause the Certificate Registrar (unless the Trustee is acting as Certificate Registrar) to provide notice to the Trustee of each transfer of a Certificate and to provide the Trustee with an updated copy of the Certificate Register on the first Business Day in January and June of each year, commencing in January 2000.

              SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

              If (i) any mutilated Certificate is surrendered to the Trustee or the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

              SECTION 5.04. Persons Deemed Owners.

              The Depositor, each Master Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, any Master Servicer, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

              SECTION 5.05. Certain Available Information.

              On or prior to the date of the first sale of any Class CE Certificate, Class P Certificate or Residual Certificate to an Independent third party, the Depositor shall provide to the Trustee ten copies of any private placement memorandum or other disclosure document used by the Depositor in connection with the offer and sale of such Certificate. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Trustee, the Depositor promptly shall inform the Trustee of such event and shall deliver to the Trustee ten copies of the private placement memorandum or disclosure document, as revised, amended or supplemented. The Trustee shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Holder of a Certificate or any Person identified to the Trustee as a prospective transferee of a Certificate, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Class CE Certificate, a Class P Certificate or a Residual Certificate, the related private placement memorandum or other disclosure document relating to such Certificates, if any, in the form most recently provided to the Trustee; and (ii) in all cases, (A) this Agreement and any amendments hereof entered into pursuant to Section 11.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section 4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date, (C) all certifications delivered by a Responsible Officer of the Trustee since the Closing Date pursuant to Section 10.01(h), (D) any and all Officers' Certificates delivered to the Trustee by a Master Servicer since the Closing Date to evidence such Master Servicer's determination that any P&I Advance was, or if made, would be a Nonrecoverable P&I Advance and (E) any and all Officers' Certificates delivered to the Trustee by any Master Servicer since the Closing Date pursuant to Section 4.04(a). Copies and mailing of any and all of the foregoing items will be available from the Trustee upon request at the expense of the person requesting the same.

                                   ARTICLE VI

                     THE DEPOSITOR AND THE MASTER SERVICERS

              SECTION 6.01. Liability of the Depositor and the Master Servicers.

              The Depositor and each Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor and each Master Servicer herein.

              SECTION 6.02. Merger or Consolidation of the Depositor or the
                            Master Servicers.

              Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, each Master Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and its qualification as an approved conventional seller/servicer for Fannie Mae or Freddie Mac in good standing. The Depositor and each Master Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

              The Depositor or any Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or such Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or such Master Servicer, shall be the successor of the Depositor or such Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to such Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that the Rating Agencies' ratings of the Class A Certificates and the Mezzanine Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

              SECTION 6.03. Limitation on Liability of the Depositor, the Master
                            Servicers and Others.

              None of the Depositor, any Master Servicer or any of the directors, officers, employees or agents of the Depositor or any Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, any Master Servicer or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on any Master Servicer pursuant hereto, or against any liability which would otherwise be imposed by



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                                      -109-

reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, any Master Servicer and any director, officer, employee or agent of the Depositor or any Master Servicer may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, any Master Servicer and any director, officer, employee or agent of the Depositor or any Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor nor any Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor and each Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, unless the Depositor or any Master Servicer acts without the consent of Holders of Certificates entitled to at least 51% of the Voting Rights (which consent shall not be necessary in the case of litigation or other legal action by either to enforce their respective rights or defend themselves hereunder), the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and each Master Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Collection Account.

              SECTION 6.04. Limitation on Resignation of the Master Servicers.

              No Master Servicer shall resign from the obligations and duties hereby imposed on it except (i) upon determination that its duties hereunder are no longer permissible under applicable law or (ii) with the written consent of the Trustee and written confirmation from each Rating Agency (which confirmation shall be furnished to the Depositor and the Trustee) that such resignation will not cause such Rating Agency to reduce the then current rating of the Class A Certificates or the Mezzanine Certificates. Any such determination pursuant to clause (i) of the preceding sentence permitting the resignation of any Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the related Master Servicer and delivered to the Trustee. No resignation of any Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed such Master Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

              Except as expressly provided herein, no Master Servicer shall assign or transfer any of its rights, benefits or privileges hereunder to any other Person, nor delegate to or subcontract with, nor authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by such Master Servicer hereunder. The foregoing prohibition on assignment shall not prohibit any Master Servicer from designating a Sub-servicer as payee of any indemnification amount payable to such Master Servicer hereunder; provided, however, that as provided in Section
3.06 hereof, no Subservicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any Subservicer as an indemnitee under this Agreement. If, pursuant to any provision hereof, the duties of any Master Servicer are transferred to a successor master servicer, the entire amount of the Servicing Fee and other compensation payable to such Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer.

              SECTION 6.05. Rights of the Depositor in Respect of the Master
                            Servicers.

              Each Master Servicer shall afford (and any Sub-Servicing Agreement shall provide that each Sub-Servicer shall afford) the Depositor and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by such Master Servicer (and any such Sub-Servicer) in respect of such Master Servicer's rights and obligations hereunder and access to officers of such Master Servicer (and those of any such Sub-Servicer) responsible for such obligations. Upon request, each Master Servicer shall furnish to the Depositor and the Trustee its (and any such Sub-
Servicer's) most recent financial statements and such other information relating to such Master Servicer's capacity to perform its obligations under this Agreement that it possesses. To the extent such information is not otherwise available to the public, the Depositor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the related Master Servicer's (or any such Sub-Servicer's) written consent, except as required pursuant to this Agreement or to the extent that it is necessary to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies, rating agencies or reinsurers or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trustee or the Trust Fund, and in either case, the Depositor or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of any Master Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of any Master Servicer under this Agreement or exercise the rights of any Master Servicer under this Agreement; provided that no Master Servicer shall be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by any Master Servicer and is not obligated to supervise the performance of any Master Servicer under this Agreement or otherwise.

                                   ARTICLE VII

                                     DEFAULT

              SECTION 7.01. Master Servicer Events of Default.

              "Master Servicer Event of Default," wherever used herein, means any one of the following events; provided, however that no Master Servicer shall be obligated or liable for any default by any other Master Servicer:

                (i) any failure by any Master Servicer to remit to the Trustee for distribution to the Certificateholders any payment (other than a P&I Advance required to be made from its own funds on any Master Servicer Remittance Date pursuant to Section 4.03) required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to such Master Servicer by the Depositor or the Trustee (in which case notice shall be provided by telecopy), or to such Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

               (ii) any failure on the part of any Master Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of such Master Servicer contained in this Agreement (or, if such Master Servicer is an Originator, the failure of such Originator to repurchase a Mortgage Loan as to which a breach has been established that requires a repurchase pursuant to the terms of Section 7 of the related Mortgage Loan Purchase Agreement) which continues unremedied for a period of 45 days after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Master Servicer by the Depositor or the Trustee, or to such Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights and (ii) actual knowledge of such failure by a Servicing Officer of the related Master Servicer; or

              (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against any Master Servicer and if such proceeding is being contested by such Master Servicer in good faith, such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or results in the entry of an order for relief or any such adjudication or appointment; or

               (iv) any Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                (v) any Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) any failure by any Master Servicer of the related Master
              Servicer Termination Test; or

              (vii) any failure of any Master Servicer to make any P&I Advance on any Master Servicer Remittance Date required to be made from its own funds pursuant to Section 4.03 which continues unremedied until 3:00 p.m. New York time on the Business Day immediately following the Master Servicer Remittance Date.

If a Master Servicer Event of Default described in clauses (i) through (vi) of this Section shall occur, then, and in each and every such case, so long as such Master Servicer Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the defaulting Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of such Master Servicer in its capacity as a Master Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. If a Master Servicer Event of Default described in clause (vii) hereof shall occur, the Trustee shall, by notice in writing to the defaulting Master Servicer and the Depositor, terminate all of the rights and obligations of such Master Servicer in its capacity as a Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the defaulting Master Servicer of such written notice, all authority and power of such Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver on behalf of and at the expense of such Master Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The defaulting Master Servicer agrees, at its sole cost and expense, promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume such Master Servicer's functions under this Agreement, and to cooperate with the Trustee in effecting the termination of such Master Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Trustee for administration by it of all cash amounts which at the time shall be or should have been credited by such Master Servicer to the Collection Account held by or on behalf of such Master Servicer, the Distribution Account or any REO Account or Servicing Account held by or on behalf of such Master Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property serviced by such Master Servicer

(provided, however, that such Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of P&I Advances or otherwise, and shall continue to be entitled to the benefits of Section 6.03, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Master Servicer Event of Default is received by the Trustee and such notice references the Certificates, REMIC I or this Agreement.

         The Trustee shall be entitled to be reimbursed by the defaulting Master Servicer (or by the Trust Fund if such Master Servicer is unable to fulfill its obligations hereunder) for all costs associated with the transfer of servicing from the predecessor master servicer, including without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans properly and effectively.

              SECTION 7.02. Trustee to Act; Appointment of Successor.

              (a) On and after the time a defaulting Master Servicer receives a notice of termination, the Trustee shall be the successor in all respects to such Master Servicer in its capacity as a Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on such Master Servicer (except for any representations or warranties of such Master Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.03(c) and the obligation to deposit amounts in respect of losses pursuant to Section 3.12) by the terms and provisions hereof including, without limitation, such Master Servicer's obligations to make P&I Advances pursuant to Section 4.03; provided, however, that if the Trustee is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Trustee shall not be obligated to make P&I Advances pursuant to Section 4.03; and provided further, that any failure to perform such duties or responsibilities caused by such Master Servicer's failure to provide information required by Section 7.01 shall not be considered a default by the Trustee as successor to such Master Servicer hereunder; provided, however, it is understood and acknowledged by the parties that there will be a period of transition (not to exceed 90 days) before the servicing transfer is fully effected. As compensation therefor, the Trustee shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans to which such Master Servicer would have been entitled if it had continued to act hereunder (other than amounts which were due or would become due to such Master Servicer prior to its termination or resignation). Notwithstanding the above and subject to the next paragraph, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if it is prohibited by law from making advances regarding delinquent mortgage loans, or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution acceptable to each Rating Agency and having a net worth of not less than $15,000,000 as the successor to such defaulting Master Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of such Master Servicer under this Agreement. No appointment of a successor to a defaulting Master Servicer under this Agreement shall be effective until the assumption by the successor of all of such Master Servicer's responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the applicable Master Servicer as such hereunder. The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to a defaulting Master Servicer under this Agreement, the Trustee shall act in such capacity as hereinabove provided.

              Upon removal or resignation of any Master Servicer, the Trustee, with the cooperation of the Depositor, (x) shall solicit bids for a successor Master Servicer as described below and (y) pending the appointment of a successor Master Servicer as a result of soliciting such bids, shall serve as Master Servicer of the Mortgage Loans serviced by such predecessor Master Servicer. The Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above (including the Trustee or any affiliate thereof). Such public announcement shall specify that the successor Master Servicer shall be entitled to the servicing compensation agreed upon between the Trustee, the successor Master Servicer and the Depositor; provided, however, that no such fee shall exceed the related Servicing Fee. Within thirty days after any such public announcement, the Trustee, with the cooperation of the Depositor, shall negotiate in good faith and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid as to the price they will pay to obtain such servicing. The Trustee upon receipt of the purchase price shall pay such purchase price to the related Master Servicer being so removed, after deducting from any sum received by the Trustee from the successor to such Master Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities reasonably incurred hereunder. After such deductions, the remainder of such sum shall be paid by the Trustee to such Master Servicer at the time of such sale.

              (b) If any Master Servicer fails to remit to the Trustee for distribution to the Certificateholders any payment required to be made under the terms of this Agreement (for purposes of this Section 7.02(b), a "Remittance") because such Master Servicer is the subject of a proceeding under the federal Bankruptcy Code and the making of such Remittance is prohibited by Section 362 of the federal Bankruptcy Code, the Trustee shall upon notice of such prohibition, regardless of whether it has received a notice of termination under
Section 7.01, advance the amount of such Remittance by depositing such amount in the Distribution Account on the related Distribution Date. The Trustee shall be obligated to make such advance only if (i) such advance, in the good faith judgment of the Trustee, can reasonably be expected to be ultimately recoverable from Stayed Funds and (ii) the Trustee is not prohibited by law from making such advance or obligating itself to do so. Upon remittance of the Stayed Funds to the Trustee or the deposit thereof in the Distribution Account by such Master Servicer, a trustee in bankruptcy or a federal bankruptcy court, the Trustee may recover the amount so advanced, without interest, by withdrawing such amount from the

Distribution Account; however, nothing in this Agreement shall be deemed to affect the Trustee's rights to recover from such Master Servicer's own funds interest on the amount of any such advance. If the Trustee at any time makes an advance under this Subsection which it later determines in its good faith judgment will not be ultimately recoverable from the Stayed Funds with respect to which such advance was made, the Trustee shall be entitled to reimburse itself for such advance, without interest, by withdrawing from the Distribution Account, out of amounts on deposit therein, an amount equal to the portion of such advance attributable to the Stayed Funds.

              SECTION 7.03. Notification to Certificateholders.

              (a) Upon any termination of any Master Servicer pursuant to
Section 7.01 above or any appointment of a successor to such Master Servicer pursuant to Section 7.02 above, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

              (b) Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Master Servicer Event of Default or five days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Holders of Certificates notice of each such occurrence, unless such default or Master Servicer Event of Default shall have been cured or waived.

              SECTION 7.04. Waiver of Master Servicer Events of Default.

              The Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any default or Master Servicer Event of Default hereunder may waive such default or Master Servicer Event of Default; PROVIDED, HOWEVER, that a default or Master Servicer Event of Default under clause (i) or (vii) of Section 7.01 may be waived only by all of the Holders of the Regular Certificates. Upon any such waiver of a default or Master Servicer Event of Default, such default or Master Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Master Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.



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                                      -116-

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

              SECTION 8.01. Duties of Trustee.

              The Trustee, prior to the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. During a Master Servicer Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

              The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders.

              No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                (i) Prior to the occurrence of a Master Servicer Event of
              Default, and after the curing of all such Master Servicer Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

              (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

              SECTION 8.02. Certain Matters Affecting the Trustee.

              (a)     Except as otherwise provided in Section 8.01:

                (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of
              Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

              (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Master Servicer Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                (v) Prior to the occurrence of a Master Servicer Event of
              Default hereunder and after the curing of all Master Servicer Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by such Certificateholders, the Trustee may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

               (vi) The Trustee may execute any of the trusts or powers
              hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

              (vii) The Trustee shall not be personally liable for any loss resulting from the investment of funds held in the Collection Account at the direction of any Master Servicer pursuant to
              Section 3.12.

              (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

              SECTION 8.03. Trustee Not Liable for Certificates or Mortgage
Loans.

              The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Certificate Registrar on the Certificates, the acknowledgments of the Trustee contained in Article II and the representations and warranties of the Trustee in Section 8.12) shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.12) or of the Certificates (other than the signature of the Trustee and authentication of the Certificate Registrar on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or any Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by any Master Servicer, other than any funds held by or on behalf of the Trustee in accordance with Section 3.10.

              SECTION 8.04. Trustee May Own Certificates.

              The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

              SECTION 8.05. Trustee's Fees and Expenses.

              (a) The Trustee shall withdraw from the Distribution Account on each Distribution Date and pay to itself the Trustee Fee and, to the extent that the funds therein are at anytime insufficient for such purpose, the Depositor shall pay such fees. The Trustee, or any director, officer, employee or agent of the Trustee, shall be indemnified by REMIC I and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's performance in accordance with the provisions of this Agreement) incurred by the Trustee in connection with any claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement, other than any loss, liability or expense (i) resulting from any Master Servicer's actions or omissions in connection with this Agreement and the Mortgage Loans, (ii) that constitutes a specific liability of the Trustee pursuant to Section 10.01(c) or (iii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or as a result of a breach of the Trustee's obligations under Article X hereof. It is understood by the parties hereto that a "claim" as used in the preceding sentence includes any claim for indemnification made by the Custodian under Section 3.2 of the Custodial Agreement. Any amounts payable to the Trustee, or any director, officer, employee or agent of the Trustee, in respect of the indemnification provided by this paragraph (a), or pursuant to any other right of reimbursement from the Trust Fund that the Trustee, or any director, officer, employee or agent of the Trustee, may have hereunder in its capacity as such, may be withdrawn by the Trustee from the Distribution Account at any time.

              (b) Each Master Servicer agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense resulting from a breach of such Master Servicer's obligations and duties under this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee. Any payment hereunder made by any Master Servicer to the Trustee shall be from such Master Servicer's own funds, without reimbursement from the Trust Fund therefor.

              (c) The Trustee shall pay any annual rating agency fees of DCR and S&P for ongoing surveillance from its own funds without right of reimbursement.

              SECTION 8.06. Eligibility Requirements for Trustee.

              The Trustee hereunder shall at all times be a corporation or an association (other than the Depositor, the Seller, any Originator, any Master Servicer or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.

              SECTION 8.07. Resignation and Removal of the Trustee.

              The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, each Master Servicer and the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and each

Master Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

              If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and each Master Servicer by the Depositor.

              The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and each Master Servicer by the Depositor.

              Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

              SECTION 8.08. Successor Trustee.

              Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements, as well as all moneys, held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

              No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 and the appointment of such successor trustee shall not result in a downgrading of any Class of Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

              Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

              SECTION 8.09. Merger or Consolidation of Trustee.

              Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

              SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

              Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of REMIC I or property securing the same may at the time be located, the applicable Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of REMIC I, and to vest in such Person or Persons, in such capacity, such title to REMIC I, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the applicable Master Servicer and the Trustee may consider necessary or desirable. If the applicable Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case a Master Servicer Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

              In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to a defaulting Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to REMIC I or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

              Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.
Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

              Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

              SECTION 8.11. Appointment of Custodians.

              The Trustee may, with the consent of the Depositor and the related Master Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. The appointment of any Custodian may at any time be terminated and a substitute Custodian appointed therefor upon the reasonable request of the related Master Servicer to the Trustee, the consent to which shall not be unreasonably withheld. The Trustee shall pay any and all fees and expenses of any Custodian in accordance with each Custodial Agreement. The Trustee initially appoints Chase Bank of Texas, N.A. and U.S. Bank National Association, as Custodians, and the Depositor and the related Master Servicers consent to such appointment. Subject to Article VIII hereof, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders having an interest in any Mortgage File held by such Custodian. Each Custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in
Section 11.01. In no event shall the appointment of any Custodian pursuant to a Custodial Agreement diminish the obligations of the Trustee hereunder.

              SECTION 8.12. Appointment of Office or Agency.

              The Trustee will appoint an office or agency in the City of New York where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution, and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served.

              SECTION 8.13. Representations and Warranties of the Trustee.

              The Trustee hereby represents and warrants to each Master Servicer and the Depositor, as of the Closing Date, that:

              (i) The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

              (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

              (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

              (iv) This Agreement, assuming due authorization, execution and delivery by each Master Servicer and the Depositor, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

              (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

              (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                                   ARTICLE IX

                                   TERMINATION

              SECTION 9.01 Termination Upon Repurchase or Liquidation of All
                           Mortgage Loans.

              (a) Subject to Section 9.02, the respective obligations and responsibilities under this Agreement of the Depositor, each Master Servicer and the Trustee (other than the obligations of each Master Servicer to the Trustee pursuant to Section 8.05 and of each Master Servicer to provide for and the Trustee to make payments in respect of the REMIC I Regular Interests, the REMIC II Regular Interests or the Classes of Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Terminator (as defined below) of all Mortgage Loans and each REO Property remaining in REMIC I and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. The purchase by the Terminator of all Mortgage Loans and each REO Property remaining in REMIC I shall be at a price (the "Termination Price") equal to the greater of (A) the aggregate Purchase Price of all the Mortgage Loans included in REMIC I, plus the appraised value of each REO Property, if any, included in REMIC I, such appraisal to be conducted by an appraiser mutually agreed upon by the Terminator and the Trustee in their reasonable discretion and (B) the aggregate fair market value of all of the assets of REMIC I (as determined by the Terminator and the Trustee, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01).

              (b) The Majority Class CE Certificateholder shall have the right (the "Terminator"), to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Terminator may elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I pursuant to clause (i) above only if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Fund at the time of such election is less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date. By acceptance of the Residual Certificates, the Holders of the Residual Certificates agree, in connection with any termination hereunder, to assign and transfer any amounts in excess of par, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the Class CE Certificates.

              (c) Notice of the liquidation of the REMIC I Regular Interests shall be given promptly by the Trustee by letter to Certificateholders mailed
(a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Terminator, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment in respect of the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the REMIC I Regular Interests, the REMIC II Regular Interests or the Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in REMIC I by the Terminator, the Terminator shall deliver to the Trustee for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described purchase price. The Trustee shall remit to the related Master Servicer from such funds deposited in the Distribution Account (i) any amounts which such Master Servicer would be permitted to withdraw and retain from the Collection Account pursuant to Section 3.11 and (ii) any other amounts otherwise payable by the Trustee to such Master Servicer from amounts on deposit in the Distribution Account pursuant to the terms of this Agreement, in each case prior to making any final distributions pursuant to Section 10.01(d) below. Upon certification to the Trustee by a Servicing Officer of the making of such final deposit, the Trustee shall promptly release or cause to be released to the Terminator the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

              (d) Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with
Section 4.01 in respect of the Certificates so presented and surrendered. Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trustee and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, mail a final notice to remaining related non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust funds. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to Salomon Smith Barney Inc. all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on



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                                      -126-

any amount held in trust by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

              Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

              SECTION 9.02 Additional Termination Requirements.

              (a) In the event that the Terminator purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in REMIC I pursuant to Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements:

                (i) The Trustee shall specify the first day in the 90-day
              liquidation period in a statement attached to REMIC I's, REMIC II's and REMIC III's final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Terminator;

               (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to the Terminator for cash; and

               (iii) At the time of the making of the final payment on the
              Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

              (b) At the expense of the applicable Terminator (or in the event of termination under Section 9.01(a)(ii), at the expense of the Trustee), the Trustee shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each of REMIC I, REMIC II and REMIC III pursuant to this Section 9.02.

              (c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each of REMIC I, REMIC II and REMIC III, which authorization shall be binding upon all successor Certificateholders.



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                                      -127-

                                    ARTICLE X

                                REMIC PROVISIONS

              SECTION 10.01. REMIC Administration.

              (a) The Trustee shall elect to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of REMIC I, the REMIC I Regular Interests shall be designated as the Regular Interests in REMIC I and the Class R-I Certificates shall be designated as the Residual Interests in REMIC I. The REMIC II Regular Interests shall be designated as the Regular Interests in REMIC II and the Class R-II Certificates shall be designated as the Residual Interests in REMIC II. The Class A Certificates, the Mezzanine Certificates, the Class CE Certificates and the Class P Certificates shall be designated as the Regular Interests in REMIC III and the Class R-III Certificates shall be designated as the Residual Interests in REMIC III. The Trustee shall not permit the creation of any "interests" in REMIC I, REMIC II or REMIC III (within the meaning of Section 860G of the Code) other than the REMIC I Regular Interests, the REMIC II Regular Interests and the interests represented by the Certificates.

              (b) The Closing Date is hereby designated as the "Startup Day" of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

              (c) The Trustee shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to any of REMIC I, REMIC II or REMIC III that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel except as specified herein. The Trustee, as agent for all of REMIC I's, REMIC II's and REMIC III's tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving any of REMIC I, REMIC II or REMIC III and
(ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest Percentage Interest of each Class of Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of the related REMIC created hereunder. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Trustee or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

              (d) The Trustee shall prepare, sign and file all of the Tax Returns in respect of each REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. Each Master Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the assets of the Trust Fund as



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                                      -128-

is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this Article.

              (e) The Trustee shall perform on behalf of each of REMIC I, REMIC II and REMIC III all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of REMIC I, REMIC II and REMIC
III. Each Master Servicer shall provide on a timely basis to the Trustee such information with respect to the assets of the Trust Fund, including, without limitation, the Mortgage Loans, as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

              (f) The Trustee shall take such action and shall cause each REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and each Master Servicer shall assist the Trustee, to the extent reasonably requested by the Trustee to do specific actions in order to assist in the maintenance of such status). The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of REMIC I, REMIC II or REMIC III as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to take such action but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to any of REMIC I, REMIC II or REMIC III, endanger such status or result in the imposition of such a tax, nor shall any Master Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action; provided that each Master Servicer may conclusively rely on such Opinion of Counsel and shall incur no liability for its action or failure to act in accordance with such Opinion of Counsel. In addition, prior to taking any action with respect to REMIC I, REMIC II or REMIC III or the respective assets of each, or causing REMIC I, REMIC II or REMIC III to take any action, which is not contemplated under the terms of this Agreement, each Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to REMIC I, REMIC II or REMIC III, and no Master Servicer shall take any such action or cause either REMIC I, REMIC II or REMIC III to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur; provided that each Master Servicer may conclusively rely on such writing and shall incur no liability for its action or failure to act in accordance with such writing. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee. At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of both REMIC I and REMIC II will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

              (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the applicable Master Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by such Master Servicer of any of its obligations under Article III or this Article X, or otherwise (iii) against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

              (h) On or before April 15 of each calendar year, commencing April 15, 2000, the Trustee shall deliver to each Master Servicer and each Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article X.

              (i) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each of REMIC I, REMIC II and REMIC III on a calendar year and on an accrual basis.

              (j) Following the Startup Day, the Trustee shall not accept any contributions of assets to any of REMIC I, REMIC II or REMIC III other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the related REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

              (k) Neither the Trustee nor any Master Servicer shall enter into any arrangement by which REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

              SECTION 10.02. Prohibited Transactions and Activities.

              None of the Depositor, any Master Servicer or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, (iii) the termination of REMIC I pursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to
Article II or III of this Agreement), nor acquire any assets for any of REMIC I, REMIC II or REMIC III (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Collection Account or the Distribution Account for gain, nor accept any contributions to any of REMIC I, REMIC II or REMIC III after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any of REMIC I, REMIC II or REMIC III as a REMIC or (b) cause any of REMIC I, REMIC II or REMIC III to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

              SECTION 10.03. Master Servicer and Trustee Indemnification.

              (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and each Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or each Master Servicer, as a result of a breach of the Trustee's covenants set forth in this Article X.

              (b) Each Master Servicer agrees to indemnify the Trust Fund, the Depositor, the other Master Servicers and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor, the other Master Servicers or the Trustee, as a result of a breach of such Master Servicer's covenants set forth in Article III or this Article X.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

              SECTION 11.01. Amendment.

              This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicers, the Trustee and, if applicable, the Custodian without the consent of any of the Certificateholders, (i) to cure any ambiguity or defect, (ii) to correct, modify or supplement any provisions herein (including to give effect to the expectations of Certificateholders), or in any Custodial Agreement, or (iii) to make any other provisions with respect to matters or questions arising under this Agreement or in any Custodial Agreement which shall not be inconsistent with the provisions of this Agreement or such Custodial Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder. No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel shall be required to address the effect of any such amendment on any such consenting Certificateholder.

               This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner, other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor or any Master Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

              Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not result in the imposition of any tax on any of REMIC I, REMIC II or REMIC III pursuant to the REMIC Provisions or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding.

              Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Certificateholder.

              It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

              The cost of any Opinion of Counsel to be delivered pursuant to this Section 11.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee.

              The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

              SECTION 11.02. Recordation of Agreement; Counterparts.

              To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicers at the expense of the Certificateholders, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

              For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

              SECTION 11.03. Limitation on Rights of Certificateholders.

              The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

              No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

              No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless (i) such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and (ii) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

              SECTION 11.04. Governing Law.

              This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

              SECTION 11.05. Notices.

              All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered in any other manner specified herein, to (a) in the case of the Depositor, 390 Greenwich Street, 4th Floor, New York, New York 10013, Attention: Mortgage Finance Group (telecopy number (212) 723-8604), or such other address or telecopy number as may hereafter be furnished to the Master Servicers and the Trustee in writing by the Depositor, (b) in the case of Ameriquest Mortgage Company, 1100 Town & Country Road, 11th Floor, Orange, California 92868, Attention: General Counsel (telecopy number: (714) 564-9639), or such other address or telecopy number as may hereafter be furnished to the Trustee, the other Master Servicers and the Depositor in writing by Ameriquest Mortgage Company, (c) in the case of Long Beach Mortgage Company, 1100 Town & Country Road, Suite 900, Orange, California 92868, Attention: General Counsel (telecopy number: (714) 543-6847), or such other address or telecopy number as may hereafter be furnished to the Trustee, the other Master Servicers and the Depositor in writing by Long Beach Mortgage Company, (d) in the case of Ocwen Federal Bank FSB, 1675 Palm Beach Lakes Blvd., Suite 1002, West Palm Beach, Florida 33401, Attention: Secretary (telecopy number: (561) 682-8177), or such other address or telecopy number as may hereafter be furnished to the Trustee, the other Master Servicers and the Depositor in writing by Ocwen, (e) in the case of New Century Mortgage Corporation, 18400 Von Karman, Suite 1000, Irvine, California

92612 (telecopy number: (949) 225-7878), or such other address or telecopy number as may hereafter be furnished to the Trustee, the other Master Servicers and the Depositor in writing by New Century Mortgage Corporation and (f) in the case of the Trustee, Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55479-0070, Attention: Corporate Trust Services (telecopy number (612) 832-3539), with a copy to the Trustee at 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention: Securities Administration Services (telecopy number
(410) 884-2360), or such other address or telecopy number as may hereafter be furnished to the Master Servicers and the Depositor in writing by the Trustee. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

              SECTION 11.06. Severability of Provisions.

              If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

              SECTION 11.07. Notice to Rating Agencies.

              The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

              1.  Any material change or amendment to this Agreement;

              2. The occurrence of any Master Servicer Event of Default that has not been cured or waived;

              3. The resignation or termination of any Master Servicer or the Trustee;

              4. The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by
                  Section 2.03;

              5.  The final payment to the Holders of any Class of Certificates;

              6. Any change in the location of the Collection Account or the Distribution Account;

              7. Any event that would result in the inability of the Trustee, were it to succeed as a Master Servicer, to make advances regarding delinquent Mortgage Loans; and

              8. The filing of any claim under any Master Servicer's blanket bond and errors and omissions insurance policy required by
                  Section 3.14 or the cancellation or material modification of coverage under any such instrument.

              In addition, the Trustee shall promptly furnish to each Rating Agency copies of each report to Certificateholders described in Section 4.02 and each Master Servicer, as required pursuant to Section 3.20 and Section 3.21, shall promptly furnish to each Rating Agency copies of the following:

              1. Each annual statement as to compliance described in Section 3.20; and

              2. Each annual independent public accountants' servicing report described in Section
                  3.21.

              Any such notice pursuant to this Section 11.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Duff & Phelps Credit Rating Company, 17 State Street, New York, New York 10004 and to Standard & Poor's, a division of the McGraw-Hill Companies, Inc., 25 Broadway, New York, New York 10004, or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

              SECTION 11.08. Article and Section References.

              All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

              SECTION 11.09. Grant of Security Interest.

              It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Depositor to the Trustee be, and be construed as, a sale of the Mortgage Loans by the Depositor and not a pledge of the Mortgage Loans by the Depositor to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.01 hereof shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Distribution Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor's obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and assets constituting the Trust Fund by the Depositor to the Trustee.

              IN WITNESS WHEREOF, the Depositor, the Master Servicers and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.


SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.,
as Depositor


By:      /s/ Matthew R. Bollo
         ------------------------
Name:    Matthew R. Bollo
Title:   Assistant Vice President



AMERIQUEST MORTGAGE COMPANY,
as Master Servicer


By:      /s/ Judith L. Hopkinson
         ------------------------
Name:    Judith L. Hopkinson
Title:   Executive Vice President



LONG BEACH MORTGAGE COMPANY,
as Master Servicer


By:      /s/ Jeffery A. Sorensen
         ------------------------
Name:    Jeffery A. Sorenson
Title:   Vice President



NEW CENTURY
MORTGAGE CORPORATION,
as Master Servicer


By:      /s/ Jeff Lemieux
         ------------------------
Name:    Jeff Lemieux
Title:   V.P. Finance



OCWEN FEDERAL BANK FSB,
as Master Servicer


By:      /s/ Scott W. Anderson
         ------------------------
Name:    Scott W. Anderson
Title:   Vice President



NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION,
as Trustee


By:      /s/ Randall S. Reider
         ------------------------
Name:    Randall S. Reider
Title:   Assistant Vice President

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF NEW YORK    )



              On the 14th day of May 1999, before me, a notary public in and for said State, personally appeared Matthew R. Bollo, known to me to be an Assistant Vice President of Salomon Brothers Mortgage Securities VII, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                              _______________________________
                                       Notary Public

[Notarial Seal]

STATE OF CALIFORNIA    )
                       ) ss.:
COUNTY OF LOS ANGELES  )



              On the 14th day of May 1999, before me, a notary public in and for said State, personally appeared Judith L. Hopkinson, known to me to be an Executive Vice President of Ameriquest Mortgage Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                              _______________________________
                                       Notary Public

[Notarial Seal]

STATE OF CALIFORNIA  )
                     ) ss.:
COUNTY OF ORANGE     )



              On the 14th day of May 1999, before me, a notary public in and for said State, personally appeared Jeffery A. Sorensen, known to me to be a Vice President of Long Beach Mortgage Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                              _______________________________
                                       Notary Public

[Notarial Seal]

STATE OF FLORIDA         )
                         ) ss.:
COUNTY OF PALM BEACH     )



              On the 14th day of May 1999, before me, a notary public in and for said State, personally appeared Scott W. Anderson, known to me to be a Vice President of Ocwen Federal Bank FSB, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                              _______________________________
                                       Notary Public

[Notarial Seal]

STATE OF CALIFORNIA  )
                     ) ss.:
COUNTY OF ORANGE     )



              On the 14th day of May 1999, before me, a notary public in and for said State, personally appeared Jeff Lemieux, known to me to be a V.P. Finance of New Century Mortgage Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                              _______________________________
                                       Notary Public

[Notarial Seal]

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )



              On the 14th day of May, before me, a notary public in and for said State, personally appeared Randall S. Reider, known to me to be an Assistant Vice President of Norwest Bank Minnesota, National Association, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such entity executed the within instrument.

              IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                              _______________________________
                                       Notary Public

[Notarial Seal]

                                   EXHIBIT A-1
                                   -----------

                           FORM OF CLASS A CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 1999-3, Class A                    Aggregate Certificate Principal
                                          Balance of the Class A Certificates as
Pass-Through Rate: Variable               of the Issue Date: $_____________

Date of Pooling and Servicing Agreement   Denomination: $_____________
and Cut-off Date: April 1, 1999
                                          Master Servicers:
First Distribution Date:                  Ameriquest Mortgage Company
May 25, 1999                              Long Beach Mortgage Company
                                          New Century Mortgage Corporation
No. ___                                   Ocwen Federal Bank, FSB

                                          Trustee:  Norwest Bank Minnesota,
                                          National Association

                                          Issue Date: May 14, 1999

                                          CUSIP: 79548K



        DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                 FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family fixed-rate and adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

        THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the One-Month LIBOR plus 0.38%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One- Month LIBOR plus 0.76% per annum, in the case of any Distribution Date thereafter, and (ii) the Net WAC Pass-Through Rate for such Distribution Date.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicers, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 1999

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                          as Trustee


                                          By:_______________________________
                                                    Authorized Officer




                     CERTIFICATE OF AUTHENTICATION
                     -----------------------------

          This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                          as Certificate Registrar


                                          By:_______________________________
                                                    Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -   CUSTODIAN
                                                             -------------
                                                             (Cust)  (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                 _________________
          if survivorship and not as                       (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Floating Rate Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________.

Dated:


                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _____________________, account number _____________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or ___________________________________, as its agent.

                                   EXHIBIT A-2

                          FORM OF CLASS M-1 CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES AND THE RESIDUAL CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

        NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SHALL BE MADE EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 1999-3, Class M-1                  Aggregate Certificate Principal
                                          Balance of the Class M-1 Certificates
Pass-Through Rate: Variable               as of the Issue Date: $___________

Date of Pooling and Servicing Agreement   Denomination:  $_____________
and Cut-off Date: April 1, 1999
                                          Master Servicers:
First Distribution Date:                  Ameriquest Mortgage Company
May 25, 1999                              Long Beach Mortgage Company
                                          New Century Mortgage Corporation
No. ___                                   Ocwen Federal Bank, FSB

                                          Trustee:  Norwest Bank Minnesota,
                                          National Association

                                          Issue Date: May __, 1999

                                          CUSIP: 79548K


        DISTRIBUTIONS  IN  REDUCTION  OF  THE  CERTIFICATE   PRINCIPAL
        BALANCE OF THIS  CERTIFICATE  MAY BE MADE MONTHLY AS

        SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                 FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family fixed-rate and adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

        THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-1 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-1 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class M-1 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the One-Month LIBOR plus 0.78%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One- Month LIBOR plus 1.17% per annum, in the case of any Distribution Date thereafter, and (ii) the Net WAC Pass-Through Rate for such Distribution Date.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any person using Plan Assets to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicers, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 1999

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                          as Trustee


                                          By:_________________________________
                                                  Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class M-1 Certificates referred to in the within-mentioned Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                          as Certificate Registrar


                                          By:_________________________________
                                                  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -   CUSTODIAN
                                                             -------------
                                                             (Cust)  (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                 _________________
          if survivorship and not as                       (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Floating Rate Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________.

Dated:


                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _____________________, account number _____________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or ___________________________________, as its agent.

                                   EXHIBIT A-3
                                   -----------

                          FORM OF CLASS M-2 CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS M-1 CERTIFICATES AND THE RESIDUAL CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

        NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE SHALL BE MADE EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 1999-3, Class M-2                  Aggregate Certificate Principal
                                          Balance of the Class M-2 Certificates
Pass-Through Rate: Variable               as of the Issue Date: $___________

Date of Pooling and Servicing Agreement   Denomination:  $_____________
and Cut-off Date: April 1, 1999
                                          Master Servicers:
First Distribution Date:                  Ameriquest Mortgage Company
May 25, 1999                              Long Beach Mortgage Company
                                          New Century Mortgage Corporation
No. ___                                   Ocwen Federal Bank, FSB

                                          Trustee:  Norwest Bank Minnesota,
                                          National Association

                                          Issue Date: May __, 1999


        DISTRIBUTIONS  IN  REDUCTION  OF  THE  CERTIFICATE   PRINCIPAL
        BALANCE OF THIS  CERTIFICATE  MAY BE MADE MONTHLY AS

        SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                 FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family fixed-rate and adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

        THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-2 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-2 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class M-2 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the One-Month LIBOR plus 1.30%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One- Month LIBOR plus 1.95% per annum, in the case of any Distribution Date thereafter, and (ii) the Net WAC Pass-Through Rate for such Distribution Date.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any person using Plan Assets to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicers, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 1999

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                          as Trustee


                                          By:_________________________________
                                                   Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class M-2 Certificates referred to in the within-mentioned Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                          as Certificate Registrar


                                          By:_________________________________
                                                   Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -   CUSTODIAN
                                                             -------------
                                                             (Cust)  (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                 _________________
          if survivorship and not as                       (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Floating Rate Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________.

Dated:


                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _____________________, account number _____________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or ___________________________________, as its agent.

                                   EXHIBIT A-4
                                   -----------

                          FORM OF CLASS M-3 CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES AND THE RESIDUAL CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

        NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE SHALL BE MADE EXCEPT IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 1999-3, Class M-3                  Aggregate Certificate Principal
                                          Balance of the Class M-3 Certificates
Pass-Through Rate: Variable               as of the Issue Date: $__________

Date of Pooling and Servicing Agreement   Denomination: $_____________
and Cut-off Date: April 1, 1999
                                          Master Servicers:
First Distribution Date:                  Ameriquest Mortgage Company
May 25, 1999                              Long Beach Mortgage Company
                                          New Century Mortgage Corporation
No. ___                                   Ocwen Federal Bank, FSB

                                          Trustee:  Norwest Bank Minnesota,
                                          National Association

                                          Issue Date: May __, 1999

                                          CUSIP: 79548K

        DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                 FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family fixed-rate and adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

        THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-3 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class M-3 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-3 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-3 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class M-3 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the One-Month LIBOR plus 3.25%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One- Month LIBOR plus 4.875% per annum, in the case of any Distribution Date thereafter, and (ii) the Net WAC Pass-Through Rate for such Distribution Date.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any person using Plan Assets to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicers, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage

Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 1999

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                          as Trustee


                                          By:_________________________________
                                                   Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class M-3 Certificates referred to in the within-mentioned Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                          as Certificate Registrar


                                          By:_________________________________
                                                  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -   CUSTODIAN
                                                             -------------
                                                             (Cust)  (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                 _________________
          if survivorship and not as                       (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Floating Rate Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________.

Dated:


                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _____________________, account number _____________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or ___________________________________, as its agent.

                                   EXHIBIT A-5
                                   -----------

                          FORM OF CLASS CE CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 14, 1999. BASED ON THE OID REGULATIONS AND ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 25% CONSTANT PREPAYMENT RATE, USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $100,000 OF INITIAL NOTIONAL AMOUNT, THE YIELD TO MATURITY IS ______% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $100,000 OF INITIAL NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

        THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE MEZZANINE CERTIFICATES AND THE RESIDUAL CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 1999-3, Class CE                   Aggregate Certificate Principal
                                          Balance of the Class CE Certificates
Pass-Through Rate: Variable               as of the Issue Date: $_____________

Date of Pooling and Servicing Agreement   Denomination: $_____________
and Cut-off Date: April 1, 1999
                                          Master Servicers:
First Distribution Date:                  Ameriquest Mortgage Company
May 25, 1999                              Long Beach Mortgage Company
                                          New Century Mortgage Corporation
No. ___                                   Ocwen Federal Bank, FSB

Aggregate Notional Amount of the Class    Trustee:  Norwest Bank Minnesota,
CE Certificates as of the Issue Date:     National Association
$__________________
                                          Issue Date: May __, 1999
Notional Amount: $_____________


        DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                 FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family fixed-rate and adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

        THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class CE Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class CE Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class CE Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class CE Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Master Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Master Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement .

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 1999

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                          as Trustee


                                          By:_________________________________
                                                   Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class CE Certificates referred to in the within-mentioned Agreement.


                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                          as Certificate Registrar


                                          By:_________________________________
                                                   Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -   CUSTODIAN
                                                             -------------
                                                             (Cust)  (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                 _________________
          if survivorship and not as                       (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Floating Rate Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________.

Dated:


                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _____________________, account number _____________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or ___________________________________, as its agent.

                                   EXHIBIT A-6
                                   -----------

                           FORM OF CLASS P CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 14, 1999. BASED ON THE OID REGULATIONS AND ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 25% CONSTANT PREPAYMENT RATE, USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $100,000 OF INITIAL NOTIONAL AMOUNT, THE YIELD TO MATURITY IS ______% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $100,000 OF INITIAL NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE

        REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES  DESCRIBED
        HEREIN.

Series 1999-3, Class P                    Aggregate Certificate Principal
                                          Balance of the Class P Certificates as
Pass-Through Rate: Variable               of the Issue Date: $100.00

Date of Pooling and Servicing Agreement   Denomination: $_____________
and Cut-off Date: April 1, 1999
                                          Master Servicers:
First Distribution Date:                  Ameriquest Mortgage Company
May 25, 1999                              Long Beach Mortgage Company
                                          New Century Mortgage Corporation
No. ___                                   Ocwen Federal Bank, FSB

                                          Trustee:  Norwest Bank Minnesota,
                                          National Association

                                          Issue Date: May __, 1999


        DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                 FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family fixed-rate and adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

        THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class P Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class P Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class P Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate

Principal Balance of the Class P Certificates, orotherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Master Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Master Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 1999

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                          as Trustee


                                          By:__________________________________
                                                   Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class P Certificates referred to in the within-mentioned Agreement.


                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                          as Certificate Registrar


                                          By:_________________________________
                                                   Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -   CUSTODIAN
                                                             -------------
                                                             (Cust)  (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                 _________________
          if survivorship and not as                       (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Floating Rate Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________.

Dated:


                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _____________________, account number _____________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or ___________________________________, as its agent.

                                   EXHIBIT A-7
                                   -----------

                          FORM OF CLASS R-I CERTIFICATE

        THIS  CERTIFICATE  MAY  NOT BE  TRANSFERRED  TO A NON-  UNITED
        STATES PERSON.

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION
        5.02  OF THE  POOLING  AND  SERVICING  AGREEMENT  REFERRED  TO
        HEREIN.

        NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX

        IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.


Series 1999-3, Class R-I                 Aggregate Certificate Principal Balance
                                         of the Class R-I Certificates as of the
Date of Pooling and Servicing Agreement Issue Date: 100% Percentage Interest and Cut-off Date: April 1, 1999
                                         Denomination:  100% Percentage Interest
First Distribution Date: May 25, 1999
                                         Master Servicers:
No. ___                                  Ameriquest Mortgage Company
                                         Long Beach Mortgage Company
                                         New Century Mortgage Corporation
                                         Ocwen Federal Bank, FSB

                                         Trustee:  Norwest Bank Minnesota,
                                         National Association

Issue Date: May __, 1999

CUSIP: 79548K

            FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family fixed-rate and adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

            SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

        THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R-I Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R-I Certificates in REMIC I created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-I Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R-I Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class R-I Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Master Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Master Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Master Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Master Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R-I Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a PRO RATA share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R-I Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

          The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 1999

                                         NORWEST BANK MINNESOTA,
                                         NATIONAL ASSOCIATION
                                         as Trustee


                                         By:_________________________________
                                                  Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class R-I Certificates referred to in the within-mentioned Agreement.

                                         NORWEST BANK MINNESOTA,
                                         NATIONAL ASSOCIATION
                                         as Certificate Registrar


                                         By:__________________________________
                                                    Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -   CUSTODIAN
                                                             -------------
                                                             (Cust)  (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                 _________________
          if survivorship and not as                       (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Floating Rate Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________.

Dated:


                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _____________________, account number _____________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or ___________________________________, as its agent.

                                   EXHIBIT A-7
                                   -----------

                         FORM OF CLASS R-II CERTIFICATE

        THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES
        PERSON.

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION
        5.02  OF THE  POOLING  AND  SERVICING  AGREEMENT  REFERRED  TO
        HEREIN.

        NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX

        IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.


Series 1999-3, Class R-II                 Aggregate Certificate Principal
                                          Balance of the Class R-II Certificates
Date of Pooling and Servicing Agreement   as of the Issue Date: 100% Percentage
and Cut-off Date: April 1, 1999           Interest

First Distribution Date:                  Denomination: 100% Percentage Interest
May 25, 1999
                                          Master Servicers:
No. ___                                   Ameriquest Mortgage Company
                                          Long Beach Mortgage Company
                                          New Century Mortgage Corporation
                                          Ocwen Federal Bank, FSB

                                          Trustee:  Norwest Bank Minnesota,
                                          National Association

Issue Date: May __, 1999

CUSIP: 79548K



                 FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family fixed-rate and adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

        THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R-II Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R-II Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-II Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R-II Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class R-II Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Master Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Master Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R-II Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a PRO RATA share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R-II Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

          The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, any Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 1999

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                          as Trustee


                                          By:__________________________________
                                                    Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class R-II Certificates referred to in the within-mentioned Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                          as Certificate Registrar


                                          By:__________________________________
                                                    Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -   CUSTODIAN
                                                             -------------
                                                             (Cust)  (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                 _________________
          if survivorship and not as                       (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Floating Rate Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________.

Dated:


                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _____________________, account number _____________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or ___________________________________, as its agent.

                                   EXHIBIT A-8
                                   -----------

                         FORM OF CLASS R-III CERTIFICATE

        THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES
        PERSON.

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION
        5.02  OF THE  POOLING  AND  SERVICING  AGREEMENT  REFERRED  TO
        HEREIN.

        NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX

        IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.


Series 1999-3, Class R-III               Aggregate Certificate Principal Balance
                                         of the Class R-III Certificates as of
Date of Pooling and Servicing Agreement  the Issue Date: 100.00% Percentage
and Cut-off Date: April 1, 1999          Interest

First Distribution Date:                 Denomination: 100.00% Percentage
May 25, 1999                             Interest

No. ___                                  Master Servicers:
                                         Ameriquest Mortgage Company
                                         Long Beach Mortgage Company
                                         New Century Mortgage Corporation
                                         Ocwen Federal Bank, FSB

                                         Trustee:  Norwest Bank Minnesota,
                                         National Association

Issue Date: May __, 1999

CUSIP: 79548K

                 FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family fixed-rate and adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

        THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE MASTER SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R-III Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R-III Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Master Servicers and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-III Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R-III Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class R-III Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Floating Rate Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R-III Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a PRO RATA share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R-III Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

          The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Master Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, any Master Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May __, 1999

                                         NORWEST BANK MINNESOTA,
                                         NATIONAL ASSOCIATION
                                         as Trustee


                                         By:__________________________________
                                                    Authorized Officer




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class R-III Certificates referred to in the within-mentioned Agreement.

                                         NORWEST BANK MINNESOTA,
                                         NATIONAL ASSOCIATION
                                         as Certificate Registrar


                                         By:__________________________________
                                                    Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -   CUSTODIAN
                                                             -------------
                                                             (Cust)  (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                 _________________
          if survivorship and not as                       (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Floating Rate Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________
_______________________________________________________________________________.

Dated:


                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _____________________, account number _____________________ , or, if mailed by check, to ____________________________________________________
______________________________________________________________________________ .
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or ___________________________________, as its agent.

                                   EXHIBIT B-1
                                   -----------

                  AMERIQUEST PREPAYMENT CHARGE REPRESENTATIONS

          SECTION 2.05. Representations, Warranties and Covenants of the Master
                        Servicers.

          Ameriquest hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee, the Certificateholders and to the Depositor, with respect to itself and the Mortgage Loans serviced by it only, that as of the Closing Date or as of such date specifically provided herein:

               (vii) The information set forth in the applicable part of the Prepayment Charge Schedule (including the prepayment charge summary attached thereto) is complete, true and correct in all material respects at the date or dates respecting which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally, (ii) the collectability thereof may be limited due to acceleration in connection with a foreclosure or other involuntary payment and (iii) subsequent changes in applicable law may limit or prohibit the enforceability thereof) under applicable state law;

               (viii) Such Master Servicer will not waive any Prepayment Charge or part of a Prepayment Charge unless, in such Master Servicer's reasonable judgment as described in Section 3.01 of the Agreement, such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and related Mortgage Loan and doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default) and in no event will it waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default;

                                   EXHIBIT B-2
                                   -----------

                  LONG BEACH PREPAYMENT CHARGE REPRESENTATIONS

          SECTION 2.05. Representations, Warranties and Covenants of the Master
                        Servicers.

          Long Beach hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee, the Certificateholders and to the Depositor, with respect to itself and the Mortgage Loans serviced by it only, that as of the Closing Date or as of such date specifically provided herein:

               (vii) The information set forth in the applicable part of the Prepayment Charge Schedule (including the prepayment charge summary attached thereto) is complete, true and correct in all material respects at the date or dates respecting which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally) under applicable state law;

               (viii) Such Master Servicer will not waive any Prepayment Charge or part of a Prepayment Charge unless such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and related Mortgage Loan and doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default) and in no event will it waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default;

                                   EXHIBIT B-3
                                   -----------

                     OCWEN PREPAYMENT CHARGE REPRESENTATIONS

          SECTION 2.05. Representations, Warranties and Covenants of the Master
                        Servicers.

          Ocwen hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee, the Certificateholders and to the Depositor, with respect to itself and the Mortgage Loans serviced by it only, that as of the Closing Date or as of such date specifically provided herein:

               (vii) [intentionally omitted];

               (viii) Such Master Servicer will not waive any Prepayment Charge or part of a Prepayment Charge unless such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and related Mortgage Loan and doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default) and in no event will it waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default;

                                   EXHIBIT B-4
                                   -----------

                  NEW CENTURY PREPAYMENT CHARGE REPRESENTATIONS

          SECTION 2.05. Representations, Warranties and Covenants of the Master
                        Servicers.

          New Century hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee, the Certificateholders and to the Depositor, with respect to itself and the Mortgage Loans serviced by it only, that as of the Closing Date or as of such date specifically provided herein:

               (vii) The information set forth in the applicable part of the Prepayment Charge Schedule (including the applicable part of the prepayment charge summary attached thereto) is complete, true and correct in all material respects on the date or dates when such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally or the collectability thereof may be limited due to acceleration in connection with a foreclosure) under applicable state law;

               (viii) Such Master Servicer shall waive (or permit a subservicer to waive) a Prepayment Charge only under the following circumstances:
          (i) such waiver is standard and customary in servicing similar Mortgage Loans and (ii) either (A) such waiver would, in the reasonable judgement of such Master Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan and, if such waiver is made in connection with a refinancing of the related Mortgage Loan, such refinancing is related to a default or a reasonably foreseeable default or (B) such waiver is made in connection with a refinancing of the related Mortgage Loan unrelated to a default or a reasonably foreseeable default where (x) the related mortgagor has stated to such Master Servicer or an applicable subservicer an intention to refinance the related Mortgage Loan and (y) such Master Servicer has concluded in its reasonable judgement that the waiver of such Prepayment Charge would induce such mortgagor to refinance with such Master Servicer. If a Prepayment Charge is waived as permitted by meeting the standards described in clauses (i) and (ii)(B) above, then such Master Servicer is required to pay the amount of such waived Prepayment Charge, for the benefit of the Holders of the Class P Certificates, by depositing such amount into the Collection Account together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Collection Account. Notwithstanding any other provisions of this Agreement, any payments made by such Master Servicer in respect of any waived Prepayment Charges pursuant to clauses (i) and (ii)(B) shall be deemed to be paid outside of the Trust Fund;

                                  EXHIBIT C-1A
                                  ------------

                     FORM OF TRUSTEE'S INITIAL CERTIFICATION
                     (ATTACHING CUSTODIANS' CERTIFICATIONS)


                                                       [Date]

Salomon Brothers Mortgage                     Long Beach Mortgage Company
  Securities VII, Inc.                        1100 Town & Country Road
390 Greenwich Street, 4th Floor               Orange, California 92868
New York, New York  10013

Ameriquest Mortgage Company                   New Century Mortgage Corporation
1100 Town & Country Road                      18400 Von Karman, Suite 1000
Orange, California  92868                     Irvine, California 92612

Ocwen Federal Bank FSB
1675 Palm Beach Lakes Boulevard
West Palm Beach, Florida 33401

       Re: Pooling and Servicing Agreement, dated as of April 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc., Ameriquest Mortgage Company, Long Beach Mortgage
                Company, New Century Mortgage Corporation, Ocwen
                Federal Bank FSB and Norwest Bank Minnesota, National Association, Floating Rate Mortgage Pass-Through Certificates Series 1999-3
                -------------------------------------------------------------

Ladies and Gentlemen:

          Pursuant to Section 2.02 of the Pooling and Servicing Agreement, attached hereto is the Custodial Initial Certification delivered by [Chase Bank of Texas, National Association][U.S. Bank National Association], as Custodian, pursuant to the Custodial Agreement dated as of April __, 1999, [by and among Norwest Bank Minnesota, National Association, Salomon Brothers Mortgage Securities VII, Inc., Ameriquest Mortgage Company, Long Beach Mortgage Company and Chase Bank of Texas, National Association] [by and among Norwest Bank Minnesota, National Association, Salomon Brothers Mortgage Securities VII, Inc., New Century Mortgage and U.S. Bank National Association].

          The Trustee (nor the Custodian on its behalf) has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to:

(i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuine ness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                                         NORWEST BANK MINNESOTA,
                                         NATIONAL ASSOCIATION

                                         By:____________________________
                                         Name:
                                         Title:

                                  EXHIBIT C-1B
                                  ------------

                     FORM OF TRUSTEE'S INITIAL CERTIFICATION

                                                  [Date]


Salomon Brothers Mortgage                      Salomon Brothers Realty Corp.
  Securities VII, Inc.                         390 Greenwich Street, 4th Floor
390 Greenwich Street, 4th Floor                New York, New York  10013
New York, New York  10013

                Pooling and Servicing Agreement, dated as of April 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc., Ameriquest Mortgage Company, Long Beach Mortgage Company, New Century Mortgage Corporation, Ocwen Federal Bank FSB and Norwest Bank Minnesota, National Association, Floating Rate Mortgage Pass-Through Certificates, Series 1999-3
                --------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.02 of the above-referenced Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies, subject to the exceptions noted on the attached report, that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report as not being covered by this certification), it has reviewed the Mortgage File and determined that (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(v)) required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and are not mutilated, torn or defaced unless initialed by the related borrower and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii), (vi),
(ix), (x), (xiii), (xv) and (xvii) through (xx) of the definition of "Mortgage Loan Schedule" in the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clause (v) of Section 2.01 of the Pooling and Servicing Agreement.

          Capitalized words and phrases used herein shall have the meanings assigned to them in the above-captioned Custodial Agreement.


                                         NORWEST BANK MINNESOTA,
                                         NATIONAL ASSOCIATION

                                         By:__________________________
                                         Name:
                                         Title:

                                   EXHIBIT C-2
                                   -----------


                       FORM OF TRUSTEE FINAL CERTIFICATION


                                                       [Date]

Salomon Brothers Mortgage                     Long Beach Mortgage Company
  Securities VII, Inc.                        1100 Town & Country Road
390 Greenwich Street, 4th Floor               Orange, California 92868
New York, New York  10013

Ameriquest Mortgage Company                   New Century Mortgage Corporation
1100 Town & Country Road                      18400 Von Karman, Suite 1000
Orange, California  92868                     Irvine, California 92612

Ocwen Federal Bank FSB
1675 Palm Beach Lakes Boulevard
West Palm Beach, Florida 33401

           Re: Pooling and Servicing Agreement, dated as of April 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc., Ameriquest Mortgage Company, Long Beach Mortgage
                 Company, New Century Mortgage Corporation, Ocwen
                 Federal Bank FSB and Norwest Bank Minnesota, National Association Floating Rate Mortgage Pass-Through Certificates, Series 1999-3
                 -------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), it or a Custodian on its behalf has received:

               (i) the original recorded Mortgage, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, or a certified copy thereof in those instances where the public recording office retains the original or where the original has been lost; and

               (ii) an original recorded Assignment of the Mortgage to the Trustee together with the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator, or a certified copy of such Assignments in those instances where the public recording retains the original or where original has been lost; and

               (iii) the original lender's title insurance policy.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                         NORWEST BANK MINNESOTA,
                                         NATIONAL ASSOCIATION



                                         By:___________________________
                                         Name:
                                         Title:

                                    EXHIBIT D
                                    ---------


                    FORM OF MORTGAGE LOAN PURCHASE AGREEMENTS

                        MORTGAGE LOAN PURCHASE AGREEMENT


                  This is a Mortgage Loan Purchase Agreement (this "Agreement"), dated May 11, 1999, between Salomon Brothers Realty Corp., a New York corporation (the "Seller") and Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation (the "Purchaser").

                              Preliminary Statement
                              ---------------------

                  The Seller intends to sell the Mortgage Loans (as hereinafter identified) to the Purchaser on the terms and subject to the conditions set forth in this Agreement. The Purchaser intends to deposit the Mortgage Loans into a mortgage pool comprising the Trust Fund. The Trust Fund will be evidenced by a single series of mortgage pass-through certificates designated as Series 1999-3 (the "Certificates"). The Certificates will consist of nine classes and will be issued pursuant to a Pooling and Servicing Agreement for Series 1999-3, dated as of April 1, 1999 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, Ameriquest Mortgage Company, Long Beach Mortgage Company, New Century Mortgage Corporation and Ocwen Federal Bank FSB as master servicers (in such capacity, the "Master Servicers") and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                  The parties hereto agree as follows:

                  SECTION 1. AGREEMENT TO PURCHASE. The Seller agrees to sell, and the Purchaser agrees to purchase, on or before May 14, 1999 (the "Closing Date"), certain conventional, one- to four-family, adjustable-rate and fixed-rate, residential mortgage loans (the "Mortgage Loans"), having an aggregate principal balance as of the close of business on April 1, 1999, (the "Cut-off Date") of approximately $____________ (the "Closing Balance"), after giving effect to all payments due on the Mortgage Loans on or before the Cut-off Date, whether or not received including the right to any Prepayment Charges payable by the related Mortgagors in connection with any Principal Prepayments on the Mortgage Loans.

                  SECTION 2. MORTGAGE LOAN SCHEDULE. The Purchaser and the Seller have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Purchaser pursuant to this Agreement and the Seller will prepare or cause to be prepared on or prior to the Closing Date a final schedule (the "Closing Schedule") that shall describe such Mortgage Loans and set forth all of the Mortgage Loans to be purchased under this Agreement, including the Prepayment Charges. The Closing Schedule will conform to the requirements set forth in this Agreement and to the definition of "Mortgage Loan Schedule" under the Pooling and Servicing Agreement. The Closing Schedule shall be used as part of the Mortgage Loan Schedule under the Pooling and Servicing Agreement.

                  SECTION 3. CONSIDERATION.

                  (a) In consideration for the Mortgage Loans to be purchased hereunder, the Purchaser shall, as described in Section 8, pay to or upon the order of the Seller in immediately available funds an amount (the "Purchase Price") equal to approximately _____% times the Closing Balance, plus accrued interest thereon from the Cut-off Date up to but not including the Closing Date.

                  (b) The Purchaser or any assignee, transferee or designee of the Purchaser shall be entitled to all scheduled payments of principal due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans allocable to the period after the Cut-off Date. All scheduled payments of principal and interest due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.

                  (c) Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Mortgage Loans, together with its rights under this Agreement, to the Trustee for the benefit of the Certificateholders.

                  SECTION 4. TRANSFER OF THE MORTGAGE LOANS.

                  (a) POSSESSION OF MORTGAGE FILES. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Mortgage Loans, including the related Prepayment Charges. The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser. Upon the sale of the Mortgage Loans, the ownership of each Mortgage Note, the related Mortgage and the other contents of the related Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

                  (b) DELIVERY OF MORTGAGE LOAN DOCUMENTS. The Seller will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Mortgage Loan:

                         (i) the original Mortgage Note, endorsed in one of the
                  following forms: (i) in blank, (ii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee, without recourse," (ii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3, without recourse" or (iii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1, without recourse, in each case with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing in the form as provided above;

                        (ii) the original Mortgage with evidence of recording
                  thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                       (iii) an original Assignment of the Mortgage executed in
                  one of the following forms: (i) in blank, (ii) "Norwest Bank Minnesota, National Association, as Trustee", (iii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996- LB3" or (iv) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1";

                        (iv) the original recorded Assignment or Assignments of
                  the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee or in blank as contemplated by the immediately preceding clause (c);

                         (v) the original or copies of each assumption,
                  modification, written assurance or substitution agreement, if any; and

                        (vi) the original lender's title insurance policy,
                  together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

                  The Seller shall promptly (and in no event later than thirty
(30) Business Days, subject to extension upon a mutual agreement between the Seller and the Trustee, following the later of the Closing Date and the date of receipt by the Seller of the recording information for a Mortgage) submit or cause to be submitted for recording, at no expense to the Purchaser (or the Trust Fund or the Trustee under the Pooling and Servicing Agreement), in the appropriate public office for real property records, each Assignment referred to in clauses (b)(iii) and (b)(iv) of this Section 4. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller promptly shall prepare a substitute Assignment or cure such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

                  If any document referred to in Section 4(b)(ii), 4(b)(iii) or 4(b)(iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or
(y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller hereunder shall be deemed to have been satisfied upon (1) delivery to the Purchaser or any assignee, transferee or designee of the Purchaser of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller delivery to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt thereof by or on behalf of the Seller of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original.

                  In the event that the original lender's title insurance policy was not delivered pursuant to Section 4(vi) above, the Seller shall deliver or cause to be delivered to the Purchaser or any assignee, transferree or designee of the Purchaser promptly upon receipt by the Seller of any such original title insurance policy.

                  Each original document relating to a Mortgage Loan which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Seller, shall be so held for the benefit of the Purchaser, its assignee, transferee or designee.

                  (c) ACCEPTANCE OF MORTGAGE LOANS. The documents delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date, within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

                  (d) TRANSFER OF INTEREST IN AGREEMENTS. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Trustee, as may be required to effect the purposes of the Pooling and Servicing Agreement, without the consent of the Seller, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser or the Trustee in connection with enforcing any obligations of the Seller under this Agreement will be promptly reimbursed by the Seller.

                  (e) EXAMINATION OF MORTGAGE FILES. Prior to the Closing Date, the Seller shall either (i) deliver in escrow to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination the Mortgage File pertaining to each Mortgage Loan, or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination. Such examination may be made by the Purchaser or the Trustee, and their respective designees, upon reasonable notice to the Seller during normal business hours before the Closing Date and within 60 days after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any Mortgage Loans that do not conform to the requirements of the Purchaser as described in this Agreement, such Mortgage Loans shall be deleted from the Closing Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Pooling and Servicing Agreement.

                  SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                             SELLER.

         The Seller hereby represents and warrants, as of the date hereof and as of the Closing Date, and covenants, that:

                           (i) The Seller is a corporation, duly organized and
validly existing and in good standing under the laws of the State of New York with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Seller had the full corporate power and authority to acquire the Mortgage Loans. The Seller has the full corporate power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement;

                           (ii) This Agreement has been duly and validly
authorized, executed and delivered by the Seller, all requisite corporate action having been taken, and (assuming the due authorization, execution and delivery hereof by the Purchaser and the Originator) constitutes the valid, legal and binding obligation of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities;

                           (iii) No consent, approval, authorization or order
of, registration or filing with, or notice to any governmental authority or court is required, under federal laws or the laws of the State of New York, for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation by the Seller of any other transaction con templated hereby and by the Pooling and Servicing Agreement; provided, however, that the Seller makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates;

                           (iv) No certificate of an officer, statement or other
information furnished in writing or report delivered by the Seller to the Purchaser, any affiliate of the Purchaser or the Trustee for use in connection with the purchase of the Mortgage Loans and the transactions contemplated hereunder and under the Pooling and Servicing Agreement will contain any untrue statement of a material fact, or omit a material fact necessary to make the information, certificate, statement or report not misleading in any material respect.

                           (v) Neither the sale of the Mortgage Loans to the
Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the certificate of incorporation or by-laws of the Seller, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which the Seller or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or any of its property, or results or will result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

                           (vi) The Seller has not dealt with any broker,
investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

                           (vii) There is no litigation currently pending or, to
the best of the Seller's knowledge, threatened against the Seller that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery, performance or enforceability of this Agreement or that would result in a material adverse change in the financial condition of the Seller;

                           (viii) Each Mortgage Note, each Mortgage, each
Assignment and any other document required to be delivered by or on behalf of the Seller under this Agreement or the Pooling and Servicing Agreement to the Purchaser or any assignee, transferee or designee of the Purchaser for each Mortgage Loan has been or will be, in accordance with Section 4(b) hereof, delivered to the Purchaser or any such assignee, transferee or designee. With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File in compliance with the Pooling and Servicing Agreement, except for such documents that (A) have been delivered (1) to the Purchaser or any assignee, transferee or designee of the Purchaser or (2) for recording to the appropriate public recording office and have not yet been returned or (B) are not required to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser until 90 days following the Closing Date or such later date as provided in Section 4;

                           (ix) The transfer, assignment and conveyance of the
Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any relevant jurisdiction, except any as may have been complied with;

                           (x) The Seller (A) is a solvent entity and is paying
its debts as they become due and (B) after giving effect to the transfer of the Mortgage Loans, will be a solvent entity and will have sufficient resources to pay its debts as they become due;

                           (xi) The form of endorsement of each Mortgage Note
satisfied the requirement, if any, of endorsement in order to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note; and each Assignment to be delivered hereunder is in recordable form and is sufficient to effect the assignment of and to transfer to the assignee thereunder the benefits of the assignor, as mortgagee or assignee thereof, under each Mortgage to which that Assignment relates;

                           (xii) The transfer of the Mortgage Loans to the
Purchaser at the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a sale of assets; and

                           (xiii) Immediately prior to the sale of the Mortgage
Loans to the Purchaser as herein contemplated, the Seller had good title to, and was the sole owner of, the Mortgage Loans, and such sale validly transfers the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest.

                           (xiv) With respect to the Mortgage Loans, the Seller
hereby represents and warrants, as of the date hereof and as of the Closing Date, that each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860(G)(a)(3) of the Code.


                  SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE SELLER
                             RELATING TO THE MORTGAGE LOANS.

                  The Seller hereby represents and warrants to the Purchaser that as to each Mortgage Loan as of the Closing Date, the information set forth in Exhibit 4 is true and correct in all material respects as of the Closing Date.

                  SECTION 7. REPURCHASE OBLIGATION FOR DEFECTIVE DOCUMENTATION
                             AND FOR BREACH OF REPRESENTATION AND WARRANTY.

                  (a) The representations and warranties contained in Section 6 shall not be impaired by any review and examination of loan files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Trustee for the benefit of holders of the Certificates. With respect to the representations and warranties contained herein as to which the Seller has no knowledge, if it is discovered that the substance of any such representation and warranty was inaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, then notwithstanding the lack of knowledge by the Seller with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, the Seller shall take such action described in the following paragraph in respect of such Mortgage Loan.

                  Upon discovery by the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document was not transferred by the Seller (as listed on the Trustee's Preliminary Exception Report), as part of any Mortgage File, or of a breach of any of the representations and warranties contained in Section 6 that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering such breach shall give prompt written notice to the other parties hereto. If the representations made by the Seller in paragraph 41 of Exhibit C or paragraph 41 of Exhibit D is breached, the Seller must pay to the Purchaser or its designee the amount of the Scheduled Prepayment Charge, less any amount previously collected and paid by the related servicer of the related Mortgage Loan. Within ninety (90) days of its discovery or its receipt of notice of any such missing documentation that was not transferred to the Purchaser as described above, or of materially defective documentation, or of any such breach of a representation and warranty, the Seller promptly shall deliver such missing document or cure such defect or breach in all material respects or, in the event the Seller cannot deliver such missing document or cannot cure such defect or breach, the Seller shall, within ninety (90) days of its discovery or receipt of notice, repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Pooling and Servicing Agreement). The Seller shall amend the Closing Schedule to reflect the withdrawal of such Mortgage Loan from the terms of this Agreement and the Pooling and Servicing Agreement. The Seller shall deliver to the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Pooling and Servicing Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 7(a) shall be accomplished by transfer to an account designated by the Purchaser of the amount of the Purchase Price in accordance with Section 2.03 of the Pooling and Servicing Agreement. Any repurchase required by this Section shall be made in a manner consistent with Section 2.03 of the Pooling and Servicing Agreement.

                  (b) It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure or repurchase a defective Mortgage Loan constitute the sole remedies of the Purchaser against the Seller respecting a missing document or a breach of the representations and warranties contained in Section 6.

                  SECTION 8. CLOSING; PAYMENT FOR THE MORTGAGE LOANS. The closing of the purchase and sale of the Mortgage Loans shall be held at the New York City office of Thacher Proffitt & Wood at 10:00 a.m. New York City time on the Closing Date.

                  The closing shall be subject to each of the following conditions:

                  (a) All of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

                  (b) The Purchaser shall have received, or the attorneys of the Purchaser shall have received in escrow (to be released from escrow at the time of closing), all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

                  (c) The Seller shall have delivered or caused to be delivered and released to the Purchaser or to its designee, all documents (including without limitation, the Mortgage Loans) required to be so delivered by the Purchaser pursuant to Section 2.01 of the Pooling and Servicing Agreement; and

                  (d) All other terms and conditions of this Agreement and the Pooling and Servicing Agreement shall have been complied with.

                  Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Trustee of all documents required pursuant to the Pooling and Servicing Agreement, the consideration for the Mortgage Loans as specified in Section 3 of this Agreement, by delivery to the Seller of the Purchase Price in immediately available funds.

                  SECTION 9. CLOSING DOCUMENTS. Without limiting the generality of Section 8 hereof, the closing shall be subject to delivery of each of the following documents:

                  (a) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Originator, the Purchaser and Salomon Smith Barney Inc. (the "Underwriter") may rely, in the form of Exhibit 1 hereto, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of the Seller under the laws of New York;

                  (b) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Originator, the Purchaser and the Underwriter may rely, in the form of Exhibit 2 hereto, with respect to certain facts regarding the sale of the Mortgage Loans by the Seller to the Purchaser;

                  (c) An Opinion of Counsel of the Seller, dated the Closing Date and addressed to the Originator, the Purchaser and the Underwriter, substantially in the form attached hereto as Exhibit 3;

                  (d) Such opinions of counsel as the Rating Agencies or the Trustee may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement;

                  (e) A letter from Deloitte & Touche L.L.P., certified public accountants, dated the date hereof and to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement under the captions "Summary of Prospectus Supplement--The Mortgage Loans", "Risk Factors", "The Mortgage Pool", "Yield on the Certificates" and "Description of the Certificates" agrees with the records of the Seller; and

                  (f) Such further information, certificates, opinions and documents as the Purchaser or the Underwriter may reasonably request.

                  SECTION 10. Costs. The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation, recording fees, fees for title policy endorsements and continuations and the fees for recording Assignments of Mortgage, the fees and expenses of the Seller's accountants and attorneys. The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) the costs and expenses of printing (or otherwise reproducing) and delivering this Agreement, the Pooling and Servicing Agreement, the Certificates, the prospectus, prospectus supplement, and private placement memorandum relating to the Certificates and other related documents, the initial fees, costs and expenses of the Trustee, the fees and expenses of the Seller's counsel in connection with the preparation of all documents relating to the securitization of the Mortgage Loans, the filing fee charged by the Securities and Exchange Commission for registration of the Certificates, the cost of obtaining the documents referred to in Section 9(g) and the fees charged by any rating agency to rate the Certificates. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

                  SECTION 11. MANDATORY DELIVERY; GRANT OF SECURITY INTEREST. The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller's failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller's interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser's (i) right, prior to the Closing Date, to reject any Mortgage Loan to the extent permitted by this Agreement, and (ii) obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 8 hereof. Any Mortgage Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

                  Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 8 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Purchase Price, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Purchase Price, the Purchaser shall immediately effect the re-delivery of the Mortgage Loans, if delivery to the Purchaser has occurred, and the security interest created by this Section 12 shall be deemed to have been released.

                  SECTION 12. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by fax and, receipt of which is confirmed by telephone, if to the Purchaser, addressed to the Purchaser at 390 Greenwich Street, 4th Floor, New York, New York 10013, fax (212) 723-8603/4, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to the Seller at 390 Greenwich Street, 4th Floor, New York, New York 10013, fax (212) 723-8603/4, or to such other address as the Seller may designate in writing to the Purchaser.

                  SECTION 13. SEVERABILITY OF PROVISIONS. Any part, provision, representation or warranty of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  SECTION 14. AGREEMENT OF PARTIES. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

                  SECTION 15. SURVIVAL. The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.


                  SECTION 16. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING THE CHOICE OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                  SECTION 17. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in
Section 4 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account whether in the form of cash, instruments, securities or other property; (3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and
(4) notifications to persons holding such property and acknowledgments, receipts or confirmations from persons holding such property shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

                  IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.


                                         SALOMON BROTHERS MORTGAGE
                                         SECURITIES VII, INC.


                                         By:
                                            -----------------------------
                                         Name:   Matthew R. Bollo
                                         Title:  Assistant Vice President



                                         SALOMON BROTHERS REALTY CORP.


                                         By:
                                            -----------------------------
                                         Name:   Matthew R. Bollo
                                         Title:  Authorized Agent

                                                                       EXHIBIT 1

                  [FORM OF OFFICER'S CERTIFICATE OF THE SELLER]

                  I, ________________, hereby certify that I am a duly Authorized Agent of Salomon Brothers Realty Corp., a New York corporation (the "Seller"), and further certify as follows:

                  1. Attached hereto is a true and correct copy of the Certificate of Incorporation and By-laws of the Seller, all of which are in full force and effect on the date hereof. There has been no amendment or other document filed affecting the Certificate of Incorporation of the Seller since December 20, 1982, and no such amendment has been authorized. There has been no amendment or other document filed affecting the By-laws of the Seller since October 7, 1986, and no such amendment has been authorized. Attached hereto is a good standing certificate issued by the Secretary of State of the State of New York with respect to the Seller. No event has occurred since the date thereof that, to the best knowledge of the undersigned, has affected the good standing of the Seller under the laws of New York.

                  2. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Seller which, if adversely determined, individually or in the aggregate, would materially and adversely affect the Seller's ability to perform its obligations under (i) the Mortgage Loan Purchase Agreement (the "Ameriquest Mortgage Loan Purchase Agreement"), dated May __, 1999, among the Seller, Ameriquest Mortgage Company and Salomon Brothers Mortgage Securities VII, Inc (the "Depositor"), (ii) the Mortgage Loan Purchase Agreement (the "New Century Mortgage Loan Purchase Agreement"), dated May __, 1999, among the Seller, New Century Mortgage Corporation and the Depositor and (iii) the Mortgage Loan Purchase Agreement (the "SBMSVII Mortgage Loan Purchase Agreement"; collectively with the Ameriquest Mortgage Loan Purchase Agreement and the New Century Mortgage Loan Purchase Agreements, the "Mortgage Loan Purchase Agreements"), dated May __, 1999, between the Seller and the Depositor. No proceedings looking toward merger, consolidation or liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

                  3. Each person who, as an officer or representative of the Seller, signed the Mortgage Loan Purchase Agreements and any other document delivered prior hereto or on the date hereof in connection with the purchase described in the Mortgage Loan Purchase Agreements was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  4. All of the representations and warranties of the Seller under the Mortgage Loan Purchase Agreements are true and correct in all material respects as of the Closing Date subject, in the case of the Closing Schedule delivered pursuant to the Mortgage Loan Purchase Agreements, to such amendments thereto as were duly made on or before the date hereof and no event has occurred with respect to the Seller which, with notice or the passage of time or both, would constitute a default under the Mortgage Loan Purchase Agreements.

                  5. The information set forth in the Mortgage Loan Schedule attached as an exhibit to the Pooling and Servicing Agreement is true and correct in all material respects.

                  6. The transactions contemplated in the Mortgage Loan Purchase Agreements will be reported as a sale in the Seller's financial reports.

                  7. The information contained in the Depositor's Prospectus Supplement, Floating Rate Mortgage Pass-Through Certificates, Series 1999-3, dated May __, 1999, and the Depositor's Private Placement Memorandum, dated May __, 1999, relating to the Mortgage Loans, the Seller and its loan portfolio, specifically the information in the summary under the captions "Summary of Prospectus Supplement--The Mortgage Loans", "Risk Factors", "The Mortgage Pool", "Yield on the Certificates" and "Description of the Certificates" is true and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  8. With respect to its sale of the Mortgage Loans and the transactions and undertakings contemplated by the Mortgage Loan Purchase Agreements, the Seller has complied in all material respects with all the obligations by which it is bound and has satisfied in all material respects all the conditions on its part to be performed or satisfied prior to the Closing Date.

                  9. Capitalized terms used but not defined herein shall have the meanings assigned in the Mortgage Loan Purchase Agreements.

                  IN WITNESS WHEREOF, I have hereunto signed my name.


Dated:  May __, 1999
                                                By:_____________________
                                                Name:
                                                Title:     Authorized Agent



                  I, __________________, an ________________ of Salomon Brothers
Realty Corp., hereby certify that ________________ is a duly appointed, qualified and acting Authorized Agent of the Seller and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:  May __, 1999
                                                By:______________________
                                                Name:
                                                Title:

                                                                       EXHIBIT 2

      [FORM OF OFFICER'S CERTIFICATE OF THE SELLER WITH RESPECT TO CERTAIN
                 FACTS REGARDING THE SALE OF THE MORTGAGE LOANS]

                 Salomon Brothers Mortgage Securities VII, Inc.
                Floating Rate Mortgage Pass-Through Certificates
                                  Series 1999-3

                                 CERTIFICATE OF
                          SALOMON BROTHERS REALTY CORP.

         This Certificate is being delivered to Thacher Proffitt & Wood ("TPW") for reliance hereon by TPW in rendering its opinion letter to which this Certificate is annexed, dated the date hereof (the "Opinion Letter"). The undersigned and the individual signing on its behalf understand, acknowledge and agree that the facts set forth in the Opinion Letter have been relied upon by TPW in rendering the Opinion Letter and by the addressee thereof and other parties to the transactions to which the Opinion Letter relates in the consummation of those transactions.

         Reference is made to the sale of mortgage loans (the "Mortgage Loans") by Salomon Brothers Realty Corp. ("SBRC") to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") pursuant to (i) the Mortgage Loan Purchase Agreement (the "Ameriquest Mortgage Loan Purchase Agreement"), dated May __, 1999, among the Seller, Ameriquest Mortgage Company and Salomon Brothers Mortgage Securities VII, Inc (the "Depositor"), (ii) the Mortgage Loan Purchase Agreement (the "New Century Mortgage Loan Purchase Agreement"), dated May __, 1999, among the Seller, New Century Mortgage Corporation and the Depositor and
(iii) the Mortgage Loan Purchase Agreement (the "SBMSVII Mortgage Loan Purchase Agreement"; collectively with the Ameriquest Mortgage Loan Purchase Agreement and the New Century Mortgage Loan Purchase Agreements, the "Purchase Agreements"), dated May __, 1999, between the Seller and the Depositor, and the simultaneous issuance of Floating Rate Mortgage Pass-Through Certificates, Series 1999-3, Class A, Class M-1, Class M-2, Class M-3, Class CE, Class P, Class R-I, Class R-II and Class R-III (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of April 1, 1999 (the "Pooling and Servicing Agreement") among the Depositor as depositor, Ameriquest Mortgage Company, Long Beach Mortgage Company, New Century Mortgage Corporation and Ocwen Federal Bank FSB as master servicers (the "Master Servicers") and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). In consideration for its purchase of the Mortgage Loans, the Depositor will deliver to SBRC immediately available funds. The Depositor will sell the Certificates to Salomon Smith Barney Inc. (the "Underwriter") for offer and sale pursuant to the terms of an Underwriting Agreement, dated May __, 1999 (the "Underwriting Agreement"), between the Depositor and the Underwriter. The Purchase Agreement, the Pooling and Servicing Agreement and the Underwriting Agreement together, are hereinafter collectively referred to as the "Agreements". Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreements.

                  The undersigned is a duly appointed Authorized Agent of Salomon Brothers Realty Corp. and hereby certifies after reasonable investigation that:

         1. There is not any other agreement that modifies or supplements the agreements expressed in the Agreements and other documents to which the Opinion Letter relates and that renders any of the opinions expressed in the Opinion Letter inconsistent with such documents as so modified or supplemented. The undersigned has not acquired and does not presently intend to acquire at any time any ownership interest in the Mortgage Loans or the Certificates or any other economic interest in or obligation with respect to the Mortgage Loans or the Certificates, except as described in the Agreements.

         2. The transfer of the Mortgage Loans by the undersigned pursuant to the Mortgage Loan Purchase Agreement was intended to be a sale in which the undersigned received new value and consideration constituting reasonably equivalent value and fair consideration for the Mortgage Loans.

         3. The undersigned was solvent at all relevant times prior to, was not rendered insolvent by, had a valid business reason for and did not have any intent to hinder, delay or defraud any of the undersigned's creditors in connection with the transfer of the Mortgage Loans by the undersigned pursuant to the Mortgage Loan Purchase Agreement.

         4. Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the undersigned will report the transfer of the Mortgage Loans by the undersigned to the Depositor pursuant to the Mortgage Loan Purchase Agreement as a sale of the Mortgage Loans. The undersigned has been advised by, or has confirmed with, its independent public accountants that such transfer can be so reported under GAAP.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of May __, 1999.


                                              SALOMON BROTHERS REALTY CORP.


                                              By:____________________________
                                              Name:
                                              Title:    Authorized Agent

                                                                       EXHIBIT 3

                   [FORM OF OPINION OF COUNSEL TO THE SELLER]

                                                                       EXHIBIT 4

        Representations and Warranties with respect to the Mortgage Loans

PART A-1          REPRESENTATIONS AND WARRANTIES PURSUANT TO THE MORTGAGE
                  LOAN PURCHASE AGREEMENT DATED JANUARY 22, 1997, AMONG SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., AMERIQUEST MORTGAGE COMPANY AND SALOMON BROTHERS REALTY CORP.

         All references to "Mortgage Loan" or "Mortgage Loans" on this Part A-1 of Exhibit 4 shall be a reference to the Mortgage Loans on Part A-1 of the Mortgage Loan Schedule and references to percentages of the Mortgage Loans unless otherwise noted are calculated based on the aggregate principal balance of the Mortgage Loans on this Part A-1 as of the Cut-off Date.

                  1. The information set forth on Part A-1 of the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects;

                  2. Except with respect to approximately ____% of the Mortgage Loans, as of the Cut-off Date, the payment due under each Mortgage Loan is not 30 or more days delinquent;

                  3. Each Mortgage is a valid and enforceable first lien on the Mortgaged Property, including all improvements thereon, subject only to (a) the lien of nondelinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  4. Immediately prior to the assignment of the Mortgage Loans to the Seller pursuant to the Purchase and Servicing Agreement, the Originator had good title to, and was the sole legal and beneficial owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and has full right and authority, subject to no interest or participation of, or agreement with, any other party to sell and assign the same;

                  5. To the best of the Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property;

                  6. There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  7. To the best of the Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except those which are insured against by the title insurance policy referred to in (11) below;

                  8. To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and is in average repair;

                  9. Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws;

                  10. Neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary, to protect the interests of the Purchaser and which has been delivered to the Custodian); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto;

                  11. A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, and an adjustable rate mortgage endorsement in an amount at least equal to the Cut-off Date Principal Balance of each Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, the transfer of the related Mortgage Loan to the Seller and Purchaser will not affect the validity or enforceability of such policy and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and in a form acceptable to FNMA or FHLMC, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                  12. Each Mortgage Loan was originated by Ameriquest Mortgage Company or by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act and, if originated on behalf of Ameriquest Mortgage Company by a Person other than Ameriquest Mortgage Company, is subject to the same standards and procedures used by the Ameriquest Mortgage Company in originating mortgage loans directly;

                  13. With respect to each Mortgage Loan on each Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the Index plus the Margin, rounded to the nearest 0.125%, subject to the Periodic Rate Cap, the Maximum Rate and the Minimum Rate. Except for Balloon Loans, the related Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, and requires a Monthly Payment which is sufficient to fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term and to pay interest at the applicable Mortgage Interest Rate. No Mortgage Loan is subject to negative amortization. All rate adjustments have been performed in accordance with the terms of the related Mortgage Note or subsequent modifications, if any.

                  14. To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                  15. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  16. All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located;

                  17. The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and with applicable laws. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                  18. The proceeds of each Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                  19. The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                  20. With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  21. There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note;

                  22. The origination, underwriting and collection practices used by Ameriquest Mortgage Company with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business;

                  23. There is no pledged account or other security other than real estate securing the Mortgagor's obligations;

                  24. No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

                  25. No Mortgage Loan provides for primary mortgage insurance;

                  26. The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage not less than the lesser of the outstanding principal balance of the related Mortgage Loan or the minimum amount required to compensate for damage or loss on a replacement cost basis. All individual insurance policies and flood policies referred to in clause (27) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                  27. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

                  28. There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration;

                  29. Each Mortgaged Property is improved by a one- to four-family residential dwelling, including condominium units and dwelling units in planned unit developments, which, to the best of the Seller's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law;

                  30. There is no obligation on the part of the Seller or any other party under the terms of the Mortgage or related Mortgage Note to make payments in addition to those made by the Mortgagor;

                  31. Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on Part A-1 of the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

                  32. Each Mortgage Loan was underwritten in accordance with the underwriting guidelines of Ameriquest Mortgage Company as described in the Prospectus Supplement;

                  33. The Mortgage File contains an appraisal which was performed by an appraiser who satisfied, and which was conducted in accordance with, all of the applicable requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended;

                  34. None of the Mortgage Loans is a graduated payment mortgage loan, nor is any Mortgage Loan subject to a temporary buydown or similar arrangement;

                  35. With respect to each Mortgage Loan, no loan junior in lien priority to such Mortgage Loan and secured by the related Mortgaged Property was originated by Long Beach Mortgage Company at the time of origination of such Mortgage Loan;

                  36. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

                  37. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the mortgagor, directly or indirectly, for the payment of any amount required under the mortgage loan; and

                  38. There is no proceeding pending, or to best of the Seller's knowledge threatened, for the total or partial condemnation of the Mortgaged Property or the taking by eminent domain of any Mortgaged Property.

PART A-2          REPRESENTATIONS AND WARRANTIES PURSUANT TO THE MORTGAGE
                  LOAN PURCHASE AGREEMENT DATED NOVEMBER 20, 1996, AMONG SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., AMERIQUEST MORTGAGE COMPANY AND SALOMON BROTHERS REALTY CORP. (1996-LB3).

         All references to "Mortgage Loan" or "Mortgage Loans" on this Part A-2 of Exhibit 4 shall be a reference to the Mortgage Loans on Part A-2 of the Mortgage Loan Schedule and references to percentages of the Mortgage Loans unless otherwise noted are calculated based on the aggregate principal balance of the Mortgage Loans on this Part A-2 as of the Cut-off Date.

                  1. The information set forth on Part A-2 Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects;

                  2. Except with respect to approximately ____% of the Mortgage Loans, as of the Cut-off Date, the payment due under each Mortgage Loan is not 30 or more days delinquent;

                  3. Each Mortgage is a valid and enforceable first lien on the Mortgaged Property, including all improvements thereon, subject only to (a) the lien of nondelinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  4. Immediately prior to the assignment of the Mortgage Loans to the Purchaser pursuant to the Purchase and Servicing Agreement, the Seller had good title to, and was the sole legal and beneficial owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and has full right and authority, subject to no interest or participation of, or agreement with, any other party to sell and assign the same;

                  5. To the best of the Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property;

                  6. There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  7. To the best of the Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except those which are insured against by the title insurance policy referred to in (11) below;

                  8. To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and is in average repair;

                  9. Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws;

                  10. Neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary, to protect the interests of the Seller and the Purchaser and which has been delivered to the Custodian); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto;

                  11. A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, and, with respect to each Mortgage Loan, an adjustable rate mortgage endorsement in an amount at least equal to the Cut-off Date Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, the transfer of the related Mortgage Loan to the Seller and Purchaser will not affect the validity or enforceability of such policy and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and in a form acceptable to FNMA or FHLMC, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                  12. Each Mortgage Loan was originated by Ameriquest Mortgage Company or by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act and, if originated on behalf of Ameriquest Mortgage Company by a Person other than Ameriquest Mortgage Company, is subject to the same standards and procedures used by Ameriquest Mortgage Company in originating mortgage loans directly;

                  13. With respect to each Mortgage Loan on each Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the Index plus the Margin, rounded to the nearest 0.125%, subject to the Periodic Rate Cap, the Maximum Rate and the Minimum Rate. Except for Balloon Loans, the related Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, and requires a Monthly Payment which is sufficient to fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term and to pay interest at the applicable Mortgage Interest Rate. No Mortgage Loan is subject to negative amortization. All rate adjustments have been performed in accordance with the terms of the related Mortgage Note or subsequent modifications, if any.

                  14. To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                  15. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  16. All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located;

                  17. The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and with applicable laws. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                  18. The proceeds of each Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                  19. The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                  20. With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  21. There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note;

                  22. The origination, underwriting and collection practices used by Long Beach Mortgage Company with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business;

                  23. There is no pledged account or other security other than real estate securing the Mortgagor's obligations;

                  24. No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

                  25. No Mortgage Loan provides for primary mortgage insurance;

                  26. The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage not less than the lesser of the outstanding principal balance of the related Mortgage Loan or the minimum amount required to compensate for damage or loss on a replacement cost basis. All individual insurance policies and flood policies referred to in clause (27) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                  27. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

                  28. There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration;

                  29. Each Mortgaged Property is improved by a one- to four-family residential dwelling, including condominium units and dwelling units in planned unit developments, which, to the best of the Seller's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law;

                  30. There is no obligation on the part of the Seller or any other party under the terms of the Mortgage or related Mortgage Note to make payments in addition to those made by the Mortgagor;

                  31. Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on Part A-2 of the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

                  32. Each Mortgage Loan was underwritten in accordance with the underwriting guidelines of Ameriquest Mortgage Company as described in the Prospectus Supplement;

                  33. The Mortgage File contains an appraisal which was performed by an appraiser who satisfied, and which was conducted in accordance with, all of the applicable requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended;

                  34. None of the Mortgage Loans is a graduated payment mortgage loan, nor is any Mortgage Loan subject to a temporary buydown or similar arrangement;

                  35. With respect to each Mortgage Loan, no loan junior in lien priority to such Mortgage Loan and secured by the related Mortgaged Property was originated by Long Beach Mortgage Company at the time of origination of such Mortgage Loan;

                  36. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

                  37. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the mortgagor, directly or indirectly, for the payment of any amount required under the mortgage loan; and

                  38. There is no proceeding pending, or to best of the Seller's knowledge threatened, for the total or partial condemnation of the Mortgaged Property or the taking by eminent domain of any Mortgaged Property.

PART A-3 REPRESENTATIONS AND WARRANTIES PURSUANT TO THE MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT, DATED AS OF JUNE 1, 1997, BETWEEN SALOMON BROTHERS REALTY CORP. AND AMERIQUEST MORTGAGE COMPANY.

         All references to "Mortgage Loan" or "Mortgage Loans" on this Part A-3 of Exhibit 4 shall be a reference to the Mortgage Loans on Part A-3 of the Mortgage Loan Schedule and references to percentages of the Mortgage Loans unless otherwise noted are calculated based on the aggregate principal balance of the Mortgage Loans on this Part A-3 as of the Cut-off Date.

         1. The information set forth on Part A-3 of the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects;

         2. Except with respect to approximately ____% of the Mortgage Loans, as of the Cutoff Date, the payment due under each Mortgage Loan is not 30 or more days delinquent;

         3. Each Mortgage is a valid and enforceable first lien on the Mortgaged Property, including all improvements thereon, subject only to (a) the lien of nondelinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

         4. Immediately prior to the assignment of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole legal and beneficial owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and has full right and authority, subject to no interest or participation of, or agreement with, any other party to sell and assign the same;

         5. To the best of the Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property;

         6. There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         7. To the best of the Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except those which are insured against by the title insurance policy referred to in (11) below;

         8. To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and is in good repair;

         9. Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws;

         10. Neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary, to protect the interests of the Purchaser and which has been delivered to the Custodian); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto;

         11. A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, and, with respect to each Adjustable Rate Mortgage Loan, an adjustable rate mortgage endorsement in an amount at least equal to the related Cut-off Date Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, the transfer of the related Mortgage Loan to the Purchaser will not affect the validity or enforceability of such policy and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and in a form acceptable to FNMA or FHLMC, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

         12. Each Mortgage Loan was originated by Ameriquest Mortgage Company (or, if generated on behalf of Ameriquest Mortgage Comapany by a Person other than Ameriquest Mortgage Company, is subject to the same standards and procedures used by Ameriquest Mortgage Company in originating mortgage loans directly) or by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

         13. With respect to each Adjustable Rate Mortgage Loan on each Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the Index plus the Margin, rounded to the nearest 0.125%, subject to the Periodic Rate Cap, the Maximum Rate and the Minimum Rate. Except for Balloon Loans, the related Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, and requires a Monthly Payment which is sufficient to fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term and to pay interest at the applicable Mortgage Interest Rate. No Mortgage Loan is subject to negative amortization;

         14. To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property, except those, if any, which are insured against by the title insurance policy referred to in
                  (11) above.

         15. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

         16. All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located;

         17. The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and with applicable laws. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

         18. The proceeds of each Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with, excepting therefrom any Mortgaged Property or Mortgage Loan subject to an Escrow Withhold as defined in the

                  Underwriting Guidelines of Ameriquest Mortgage Company and administrated in accordance with FNMA guidelines. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid.

         19. The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

         20. With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         21. There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note;

         22. The origination, collection and servicing practices used by Ameriquest Mortgage Company with respect to each Mortgage Loan have been in all material respects legal, proper, prudent and customary in the mortgage origination and servicing business;

         23. There is no pledged account or other security other than real estate securing the Mortgagor's obligations;

         24. No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

         25.      No Mortgage Loan provides for primary mortgage insurance;

         26. The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage not less than the lesser of the outstanding principal balance of the related Mortgage Loan or the minimum amount required to compensate for damage or loss on a replacement cost basis. All individual insurance policies and flood policies referred to in clause (bb) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, except as may be limited or restricted by applicable law.

         27. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

         28. To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration;

         29. Each Mortgaged Property is improved by a one- to four-family residential dwelling, including condominium units and dwelling units in planned unit developments, which, to the best of the Seller's knowledge, does not include cooperatives or mobile homes which are treated as other than real property under the applicable state law;

         30. There is no obligation on the part of the Seller or any other party under the terms of the Mortgage or related Mortgage Note to make payments in addition to those made by the Mortgagor;

         31. Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on Part A-3 of the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

         32. Each Mortgage Loan was underwritten in accordance with the underwriting guidelines of Ameriquest Mortgage Company set forth in the Prospectus Supplement;

         33. The Mortgage File contains an appraisal which was performed by an appraiser who satisfied, and which was conducted in accordance with, all of the applicable requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended;

         34. None of the Mortgage Loans is a graduated payment mortgage loan, nor is any Mortgage Loan subject to a temporary buydown or similar arrangement;

         35. With respect to each Mortgage Loan, no loan junior in lien priority to such Mortgage Loan and secured by the related Mortgaged Property was originated by Ameriquest Mortgage Company at the time of origination of such Mortgage Loan;

         36. Except as set forth in the related Confirmation, on the Final Closing Date, the Mortgage Loans comply with the conditions set forth in Section 2 of the related Commitment Letter; and

         37. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, except as may be limited by applicable law.

PART B REPRESENTATIONS AND WARRANTIES PURSUANT TO THE MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT, DATED AS OF JUNE 1, 1997, BETWEEN SALOMON BROTHERS REALTY CORP. AND LONG BEACH MORTGAGE COMPANY.

         All references to "Mortgage Loan" or "Mortgage Loans" on this Part B of
Exhibit 4 shall be a reference to the Mortgage Loans on Part B of the Mortgage Loan Schedule and references to percentages of the Mortgage Loans unless otherwise noted are calculated based on the aggregate principal balance of the Mortgage Loans on this Part B as of the Cut-off Date.

         1. The information set forth on Part B Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects;

         2. Except with respect to approximately ____% of the Mortgage Loans, as of the Cutoff Date, the payment due under each Mortgage Loan is not 30 or more days delinquent;

         3. Each Mortgage is a valid and enforceable first lien on the Mortgaged Property, including all improvements thereon, subject only to (a) the lien of nondelinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

         4. Immediately prior to the assignment of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole legal and beneficial owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and has full right and authority, subject to no interest or participation of, or agreement with, any other party to sell and assign the same;

         5. To the best of the Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property;

         6. There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         7. To the best of the Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except those which are insured against by the title insurance policy referred to in (11) below;

         8. To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and is in good repair;

         9. Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws;

         10. Neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary, to protect the interests of the Purchaser and which has been delivered to the Custodian); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto;

         11. A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, and, with respect to each Adjustable Rate Mortgage Loan, an adjustable rate mortgage endorsement in an amount at least equal to the related Cut-off Date Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, the transfer of the related Mortgage Loan to the Purchaser will not affect the validity or enforceability of such policy and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and in a form acceptable to FNMA or FHLMC, which policy insures the Company and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

         12. Each Mortgage Loan was originated by Long Beach Mortgage Company (or, if generated on behalf of Long Beach Mortgage Company by a Person other than Long Beach Mortgage Company, is subject to the same standards and procedures used by Long Beach Mortgage Company in originating mortgage loans directly) or by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

         13. With respect to each Adjustable Rate Mortgage Loan on each Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the Index plus the Margin, rounded to the nearest 0.125%, subject to the Periodic Rate Cap, the Maximum Rate and the Minimum Rate. Except for Balloon Loans, the related Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, and requires a Monthly Payment which is sufficient to fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term and to pay interest at the applicable Mortgage Interest Rate. No Mortgage Loan is subject to negative amortization;

         14. To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

         15. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

         16. All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located;

         17. The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and with applicable laws. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

         18. The proceeds of each Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

         19. The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the

                  Mortgaged Property of the benefits of the security, including,
                  (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

         20. With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         21. There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note;

         22. The origination, underwriting and collection practices used by Long Beach Mortgage Company with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business;

         23. There is no pledged account or other security other than real estate securing the Mortgagor's obligations;

         24. No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

         25.      No Mortgage Loan provides for primary mortgage insurance;

         26. The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage not less than the lesser of the outstanding principal balance of the related Mortgage Loan or the minimum amount required to compensate for damage or loss on a replacement cost basis. All individual insurance policies and flood policies referred to in clause (27) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

         27. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

         28. There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration;

         29. Each Mortgaged Property is improved by a one- to four-family residential dwelling, including condominium units and dwelling units in planned unit developments, which, to the best of the Seller's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law;

         30. There is no obligation on the part of the Seller or any other party under the terms of the Mortgage or related Mortgage Note to make payments in addition to those made by the Mortgagor;

         31. Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on Part B of the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

         32. Each Mortgage Loan was underwritten in accordance with the underwriting guidelines of Long Beach Mortgage Company set forth in the Prospectus Supplement;

         33. The Mortgage File contains an appraisal which was performed by an appraiser who satisfied, and which was conducted in accordance with, all of the applicable requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended;

         34. None of the Mortgage Loans is a graduated payment mortgage loan, nor is any Mortgage Loan subject to a temporary buydown or similar arrangement;

         35. With respect to each Mortgage Loan, no loan junior in lien priority to such Mortgage Loan and secured by the related Mortgaged Property was originated by Long Beach Mortgage Company at the time of origination of such Mortgage Loan;

         36. Except as set forth in the related Confirmation, on the Final Closing Date, the Mortgage Loans comply with the conditions set forth in Section 2 of the related Commitment Letter; and

         37. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

PART C REPRESENTATIONS AND WARRANTIES PURSUANT TO THE MORTGAGE LOAN PURCHASE AND INTERIM SERVICING AGREEMENT, DATED AS OF SEPTEMBER 1, 1998, BETWEEN SALOMON BROTHERS REALTY CORP. AND NATIONAL MORTGAGE CORPORATION.

         All references to "Mortgage Loan" or "Mortgage Loans" on this Part C of
Exhibit 4 shall be a reference to the Mortgage Loans on Part C of the Mortgage Loan Schedule and references to percentages of the Mortgage Loans unless otherwise noted are calculated based on the aggregate principal balance of the Mortgage Loans on this Part C as of the Cut-off Date.

         1.       The information set forth in Part C of the Mortgage Loan
                  Schedule is complete, true and correct;

         2. Except with respect to approximately ____% of the Mortgage Loans, as of the Cutoff Date, the payment due under each Mortgage Loan is not 30 or more days delinquent;

         3. There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

         4. The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Purchaser or its designee; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on Part C of the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Purchaser or its designee and the terms of which are reflected in Part C of the Mortgage Loan Schedule;

         5. The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         6. All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Subsection 11.10 of the Interim Servicing Agreement, dated as of September 1, 1998, between Salomon Brothers Realty Corp. and National Mortgage Corporation. All such insurance policies contain a standard mortgagee clause naming the loan originator, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect, which policy conforms to the requirements of the NMC Non-Conforming Program Guide. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

         7. Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans have been complied with;

         8. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

         9. The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable,
                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. Except to the extent that Part C of the Mortgage Loan Schedule reflects a difference between the Loan-to-Value Ratio and the combined Loan-to-Value Ratio, the Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

         10. The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency or reorganization laws or other similar laws affecting creditors' rights generally or (B) general principles of equity, whether considered in a proceeding at law or in equity;

         11. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person;

         12. The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

         13. The Seller is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage (and National Mortgage Corporation is the sole record owner thereof) and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

         14. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

         15. The Mortgage Loan is covered by an American Land Title Association lender's title insurance policy acceptable under the NMC Non-Conforming Program Guide, issued by a title insurer acceptable under the NMC Non-Conforming Program Guide and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(a) and (b) above) the loan originator, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured under such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

         16. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration (other than a payment delinquency of less than thirty (30) days), and the Seller has not waived any default, breach, violation or event of acceleration;

         17. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

         18. All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. Each appraisal has been performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

         19. The Mortgage Loan was originated by National Mortgage Corporation or by a savings and loan association, a savings bank, a commercial bank or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD;

         20. Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. With respect to each Mortgage Loan, the Mortgage Note is payable on the first day of each month in Monthly Payments which are changed on each Adjustment Date to an amount which will fully amortize the Stated Principal Balance of the Mortgage Loan over its remaining term at the Mortgage Interest Rate. The Mortgage Note does not permit negative amortization. No Mortgage Loan is convertible to a fixed rate mortgage loan;

         21. The origination and collection practices used by National Mortgage Corporation and the loan originator with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry;

         22. The Mortgaged Property is free of damage and waste that would materially adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use of which the premises were intended and there is no proceeding pending for the total or partial condemnation thereof;

         23. The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws, in either case since the origination of the related Mortgage Loan. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

         24. The Mortgage Loan was underwritten in accordance with underwriting standards which are acceptable under the NMC Non-Conforming Program Guide; and the Mortgage Note and Mortgage are on forms acceptable under the NMC NonConforming Program Guide;

         25. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (9) above;

         26. The Mortgage File contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the Mortgage Loan's originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of the NMC NonConforming Program Guide;

         27. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         28. No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor or (b) paid by any source other than the Mortgagor or contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

         29. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans and rescission materials with respect to Refinanced Mortgage Loans, and such statement is and will remain in the Mortgage File;

         30. No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

         31. Except for the credit rating of the related Mortgagor, the Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that should reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

         32. At origination, the Mortgaged Property was lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

         33. No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

         34. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

         35. Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable under the NMC Non-Conforming Program Guide. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

         36.      No Mortgage Loan has a balloon payment feature;

         37. Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

         38. If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the applicable Qualified Insurer's eligibility requirements under the NMC NonConforming Program Guide;

         39.      The Mortgage Loan was not prepaid in full prior to the Closing
                  Date;

         40. To the Seller's actual knowledge, without independent investigation, the Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller's actual knowledge, without independent investigation, the related Mortgagor, has received any notice of any violation or potential violation of such law; and

         41. The information set forth in the Prepayment Charge Schedule attached hereto (including the prepayment charge summary attached thereto) is complete, true and correct in all material respects at the date or dates respecting which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally) under applicable state law.

PART D REPRESENTATIONS AND WARRANTIES PURSUANT TO THE MORTGAGE LOAN PURCHASE AND INTERIM SERVICING AGREEMENT, DATED AS OF NOVEMBER 1, 1998, BETWEEN SALOMON BROTHERS REALTY CORP. AND NATIONAL MORTGAGE CORPORATION


         All references to "Mortgage Loan" or "Mortgage Loans" on this Part D of
Exhibit 4 shall be a reference to the Mortgage Loans on Part D of the Mortgage Loan Schedule and references to percentages of the Mortgage Loans unless otherwise noted are calculated based on the aggregate principal balance of the Mortgage Loans on this Part D as of the Cut-off Date.

         1.       The information set forth in part D of the Mortgage Loan
                  Schedule is complete, true and correct;

         2. Except with respect to approximately ____% of the Mortgage Loans, as of the Cutoff Date, the payment due under each Mortgage Loan is not 30 or more days delinquent;

         3. There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

         4. The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Purchaser or its designee; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on part D of the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Purchaser or its designee or the Custodian and the terms of which are reflected in part D of the Mortgage Loan Schedule;

         5. The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         6. All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Subsection 11.10 of the Interim Servicing Agreement, dated November 1, 1998, between Salomon Brothers Realty Corp. and National Mortgage Corporation. All such insurance policies contain a standard mortgagee clause naming the loan originator, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect, which policy conforms to the requirements of the "NMC Non-Conforming Program Guide" (as defined in the Purchase and Servicing Agreements). The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

         7. Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans have been complied with;

         8. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

         9. The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable,
                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller full right to sell and assign the same to the Purchaser. Except to the extent that part D of the Mortgage Loan Schedule reflects a difference between the loan-to-value ratio and the combined loan-to-value ratio, the Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

         10. The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency or reorganization laws or other similar laws affecting creditors' rights generally or (B) general principles of equity, whether considered in a proceeding at law or in equity;

         11. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person;

         12. The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

         13. The Seller is the sole, legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

         14. All parties which had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

         15. The Mortgage Loan is covered by an American Land Title Association lender's title insurance policy (which, in the case of an adjustable rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1) acceptable under the "NMC Non-Conforming Program Guide" (as defined in the Purchase and Servicing Agreements), issued by a title insurer acceptable under the "NMC Non- Conforming Program Guide" (as defined in the Purchase and Servicing Agreement) and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(a) and (b) above) the loan originator, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and, with respect to any adjustable rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured under such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

         16. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration (other than a payment delinquency of less than thirty (30) days), and the Seller has not waived any default, breach, violation or event of acceleration;

         17. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

         18. All improvements which were considered in determining the Appraised Value of the related Mortgaged Property for purposes of the appraisal obtained in connection with the origination of the Mortgage Loan lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. Each such appraisal was performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

         19. The Mortgage Loan was originated by the National Mortgage Corporation or by a savings and loan association, a savings bank, a commercial bank or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD;

         20. Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Rate. With respect to each Mortgage Loan, the Mortgage Note is payable monthly in Monthly Payments which, in the case of a fixed rate

                  Mortgage Loans, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Rate, and, in the case of an adjustable rate Mortgage Loan, are changed on each Adjustment Date to an amount which will fully amortize the Stated Principal Balance of such adjustable rate Mortgage Loan over its remaining term at the Mortgage Rate, and in the case of a Balloon Loan includes, a final Monthly Payment substantially greater than the preceding Monthly Payments which is sufficient to repay the remaining Stated Principal Balance of the Balloon Loan as of the Due Date of such Monthly Payment (the "Balloon Amount"). The Mortgage Note does not permit negative amortization. No adjustable rate Mortgage Loan is convertible to a fixed rate Mortgage Loan;

         21. The origination and collection practices used by the National Mortgage Corporation and the loan originator with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry;

         22. The Mortgaged Property is free of damage and waste that would materially adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use of which the premises were intended and there is no proceeding pending for the total or partial condemnation thereof;

         23. The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws, in either case since the origination of the related Mortgage Loan. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

         24. The Mortgage Loan was underwritten in accordance with underwriting standards which are acceptable under the "NMC Non-Conforming Program Guide" (as defined in the Purchase and Servicing Agreement); and the Mortgage Note and Mortgage are on forms acceptable under the "NMC Non-Conforming Program Guide" (as defined in the Purchase and Servicing Agreements);

         25. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (9) above;

         26. The Mortgage File contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the Mortgage Loan's originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of the "NMC NonConforming Program Guide" (as defined in the Purchase and Servicing Agreements);

         27. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         28. No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor or (b) paid by any source other than the Mortgagor or contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

         29. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans in the case of a fixed rate Mortgage Loan, and adjustable rate mortgage loans in the case of an adjustable rate Mortgage Loan and rescission materials with respect to any refinanced Mortgage Loan, and such statement is and will remain in the Mortgage File;

         30. No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

         31. Except for the credit rating of the related Mortgagor, the Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that should reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

         32. At origination, the Mortgaged Property was lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

         33. No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

         34. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

         35. Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable under the "NMC Non-Conforming Program Guide" (as defined in the Purchase and Servicing Agreements). The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

         36. Except with respect to Balloon Loans, no Mortgage Loan has a balloon payment feature;

         37. Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

         38. If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the applicable qualified insurer's eligibility requirements under the "NMC NonConforming Program Guide" (as defined in the Purchase and Servicing Agreements);

         39.      The Mortgage Loan was not prepaid in full prior to the Closing
                  Date;

         40. To the Seller's actual knowledge, without independent investigation, the Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller's actual knowledge, without independent investigation, the related Mortgagor, has received any notice of any violation or potential violation of such law; and

         41. The information set forth in the Prepayment Charge Schedule attached hereto (including the prepayment charge summary attached thereto) is complete, true and correct in all material respects at the date or dates respecting which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally) under applicable state law.

                        MORTGAGE LOAN PURCHASE AGREEMENT

                  This is a Mortgage Loan Purchase Agreement (the "Agreement"), dated May 11, 1999, among Ameriquest Mortgage Company, a Delaware corporation (the "Originator"), Salomon Brothers Realty Corp., a New York corporation (the "Seller") and Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation (the "Purchaser").

                              Preliminary Statement
                              ---------------------

                  The Seller intends to sell the Mortgage Loans (as hereinafter defined) to the Purchaser on the terms and subject to the conditions set forth in this Agreement. The Mortgage Loans were purchased by the Seller from the Originator pursuant to a Mortgage Loan Purchase and Servicing Agreement, dated as of March 1, 1999 between the Seller as purchaser and the Originator seller and servicer. The Purchaser will deposit the Mortgage Loans into a mortgage pool comprising the Trust Fund. The Trust Fund will be evidenced by a single series of floating rate mortgage pass-through certificates designated as Series 1999-3, (the "Certificates"). The Certificates will consist of nine classes of certificates and will be issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 1999 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor (in such capacity, the "Depositor"), the Originator as a master servicer (in such capacity the "Master Servicer") Long Beach Mortgage Company, New Century Mortgage Corporation and Ocwen Federal Bank FSB as master servicers and Norwest Bank Minnesota, National Association as trustee. Capi talized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                  The parties hereto agree as follows:

                  SECTION 1. AGREEMENT TO PURCHASE. The Seller agrees to sell, and the Purchaser agrees to purchase, on or before May 14, 1999 (the "Closing Date"), certain adjustable-rate and fixed-rate conventional residential mortgage loans (the "Mortgage Loans"), having an aggregate principal balance as of the close of business on April 1, 1999 (the "Cut-off Date") of approximately $____________ (the "Closing Balance"), after giving effect to all payments due on the Mortgage Loans on or before the Cut-off Date, whether or not received including the right to any Prepayment Charges payable by the related Mortgagors in connection with any Principal Prepayments on the Mortgage Loans.

                  SECTION 2. MORTGAGE LOAN SCHEDULE. The Purchaser and the Seller have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Purchaser pursuant to this Agreement and the Seller will prepare or cause to be prepared on or prior to the Closing Date a final schedule (the "Closing Schedule") that shall describe such Mortgage Loans and set forth all of the Mortgage Loans to be purchased under this Agreement, including the Prepayment Charges. The Closing Schedule will conform to the requirements set forth in this Agreement and to the definition of "Mortgage Loan Schedule" under the Pooling and Servicing Agreement. The Closing Schedule shall be used as part of the Mortgage Loan Schedule under the Pooling and Servicing Agreement.

                  SECTION 3. CONSIDERATION.

                           (a) In consideration for the Mortgage Loans to be
purchased hereunder, the Purchaser shall, as described in Section 8, pay to or upon the order of the Seller in immediately available funds an amount (the "Purchase Price") equal to approximately _____% times the Closing Balance, plus accrued interest thereon from the Cut-off Date up to but not including the Closing Date.

                           (b) The Purchaser or any assignee, transferee or
designee of the Purchaser shall be entitled to all scheduled payments of principal due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans allocable to the period after the Cut-off Date. All scheduled payments of principal and interest due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.

                           (c) Pursuant to the Pooling and Servicing Agreement,
the Purchaser will assign all of its right, title and interest in and to the Mortgage Loans, together with its rights under this Agreement, to the Trustee for the benefit of the Certificateholders.

                  SECTION 4. TRANSFER OF THE MORTGAGE LOANS.

                           (a) POSSESSION OF MORTGAGE FILES. The Seller does
hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Mortgage Loans, including the related Prepayment Charges. The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the other contents of the related Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

                           (b) DELIVERY OF MORTGAGE LOAN DOCUMENTS. The Seller
will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Mortgage Loan:

                         (i) the original Mortgage Note, endorsed in one of the
                  following forms: (i) in blank, (ii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee, without recourse," (ii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers

                  Mortgage Securities VII, Inc., Series 1996-LB3, without recourse" or (iii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1, without recourse, in each case with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing in the form as provided above;

                        (ii) the original Mortgage with evidence of recording
                  thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                       (iii) an original Assignment of the Mortgage executed in
                  one of the following forms: (i) in blank, (ii) "Norwest Bank Minnesota, National Association, as Trustee", (iii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996- LB3" or (iv) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1";

                        (iv) the original recorded Assignment or Assignments of
                  the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee or in blank as contemplated by the immediately preceding clause (iii);

                         (v) the original or copies of each assumption,
                  modification, written assurance or substitution agreement, if any; and

                        (vi) the original lender's title insurance policy,
                  together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

                  The Originator promptly shall (within thirty (30) Business Days following the later of the Closing Date and the date of receipt by the Seller of the recording information for a Mortgage (including the unrecorded original assignment), subject to extension upon a mutual agreement between the Originator and the Trustee) submit or cause to be submitted for recording, at no expense to the Purchaser (or the Trust Fund or the Trustee under the Pooling and Servicing Agreement), in the appropriate public office for real property records, each Assignment referred to in clauses (b)(iii) and (b)(iv) of this Section 4. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Originator promptly shall prepare a substitute Assignment or cure such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

                  Notwithstanding anything to the contrary contained in this
Section 4, if any document referred to in Section 4(b)(ii) or 4(b)(iv) above has been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Originator hereunder shall be deemed to have been satisfied upon (1) delivery by or on behalf of the Originator promptly upon receipt thereof to or on behalf of the Purchaser or any assignee, transferee or designee of the Purchaser of either the original or a copy of such document certified by the Originator in the case of (x) above or the public recording office in the case of (y) above to be a true and complete copy of the recorded original thereof and (2) if such copy is certified by the Originator delivery promptly upon receipt thereof of either the original or a copy of such document certified by the public recording office to be a true and complete copy of the original.

                  In the event that the original lender's title insurance policy has not yet been issued, the Originator shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company. The Originator shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt by the Originator of any such original title insurance policy or original Primary Mortgage Insurance Policy.

                  Each original document relating to a Mortgage Loan which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Seller or the Originator, shall be so held for the benefit of the Purchaser or its assignee, transferee or designee.

                           (c) ACCEPTANCE OF MORTGAGE LOANS. The documents
delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

                           (d) TRANSFER OF INTEREST IN AGREEMENTS. The Purchaser
has the right to assign its interest under this Agreement, in whole or in part, to the Trustee, as may be required to effect the purposes of the Pooling and Servicing Agreement, without the consent of the Seller or the Originator, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser or the Trustee in connection with enforcing any obligations of the Seller or the Originator under this Agreement will be promptly reimbursed by the Seller or the Originator, as applicable.

                           (e) EXAMINATION OF MORTGAGE FILES. Prior to the
Closing Date, the Seller shall either (i) deliver in escrow to the Purchaser or to any assignee, transferee or designee of the Purchaser, for examination, the Mortgage File pertaining to each Mortgage Loan or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination. Such examination may be made by the Purchaser or the Trustee, and their respective designees, upon reasonable notice to the Seller during normal business hours before the Closing Date and within 60 days after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any Mortgage Loans that do not conform to the requirements of the Purchaser as described in this Agreement, such Mortgage Loans shall be deleted from the Closing Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Pooling and Servicing Agreement.

                  SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                             ORIGINATOR AND THE SELLER.

                  (a) The Originator hereby represents and warrants to the Seller and the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that:

                           (i) The Originator is a corporation duly organized,
validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Originator in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement;

                           (ii) The Originator had the full corporate power and
authority to originate, hold and sell each Mortgage Loan and has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Originator the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Purchaser, constitutes a legal, valid and binding obligation of the Originator, enforceable against the Originator in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and
(b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                           (iii) The execution and delivery of this Agreement by
the Originator, the servicing of the Mortgage Loans by the Originator under the Pooling and Servicing Agreement, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Originator and will not (A) result in a breach of any term or provision of the charter or by-laws of the Originator or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Originator is a party or by which it may be bound, or any statute, order or regulation applicable to the Originator of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Originator; and the Originator is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Originator's knowledge, would in the future materially and adversely affect, (x) the ability of the Originator to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Originator taken as a whole;

                           (iv) No consent, approval, authorization or order of
any court or governmental agency or body is required for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Originator has obtained the same;

                           (v) The Originator is an approved Originator/servicer
for Fannie Mae or Freddie Mac in good standing and is a HUD approved mortgagee pursuant to Section 203 and Section 211 of the National Housing Act; and

                           (vi) No litigation is pending against the Originator
that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Originator to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof.

                  (b) The Seller hereby represents and warrants, as of the date hereof and as of the Closing Date, and covenants, that:

                           (i) The Seller is a corporation, duly organized and
validly existing and in good standing under the laws of the State of New York with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Seller had the full corporate power and authority to acquire the Mortgage Loans. The Seller has the full corporate power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement;

                           (ii) This Agreement has been duly and validly
authorized, executed and delivered by the Seller, all requisite corporate action having been taken, and (assuming the due authorization, execution and delivery hereof by the Purchaser and the Originator) constitutes the valid, legal and binding obligation of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities;

                           (iii) No consent, approval, authorization or order
of, registration or filing with, or notice to any governmental authority or court is required, under federal laws or the laws of the State of New York, for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation by the Seller of any other transaction contemplated hereby and by the Pooling and Servicing Agreement; provided, however, that the Seller makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates;

                           (iv) No certificate of an officer, statement or other
information furnished in writing or report delivered by the Seller to the Purchaser, any affiliate of the Purchaser or the Trustee for use in connection with the purchase of the Mortgage Loans and the transactions contemplated hereunder and under the Pooling and Servicing Agreement will contain any untrue statement of a material fact, or omit a material fact necessary to make the information, certificate, statement or report not misleading in any material respect.

                           (v) Neither the sale of the Mortgage Loans to the
Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the certificate of incorporation or by-laws of the Seller, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which the Seller or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or any of its property, or results or will result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any docu ments or instruments evidencing or securing the Mortgage Loans;

                           (vi) The Seller has not dealt with any broker,
investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

                           (vii) There is no litigation currently pending or, to
the best of the Seller's knowledge, threatened against the Seller that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery, performance or enforceability of this Agreement or that would result in a material adverse change in the financial condition of the Seller;

                           (viii) Each Mortgage Note, each Mortgage, each
Assignment and any other document required to be delivered by or on behalf of the Seller under this Agreement or the Pooling and Servicing Agreement to the Purchaser or any assignee, transferee or designee of the Purchaser for each Mortgage Loan has been or will be, in accordance with Section 4(b) hereof, delivered to the Purchaser or any such assignee, transferee or designee. With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File in compliance with the Pooling and Servicing Agreement, except for such documents that (A) have been delivered (1) to the Purchaser or any assignee, transferee or designee of the Purchaser or (2) for recording to the appropriate public recording office and have not yet been returned or (B) are not required to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser until 30 days following the Closing Date or such later date as provided in Section 4;

                           (ix) The transfer, assignment and conveyance of the
Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any relevant jurisdiction, except any as may have been complied with;

                           (x) The Seller (A) is a solvent entity and is paying
its debts as they become due and (B) after giving effect to the transfer of the Mortgage Loans, will be a solvent entity and will have sufficient resources to pay its debts as they become due;

                           (xi) The form of endorsement of each Mortgage Note
satisfied the requirement, if any, of endorsement in order to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note; and each Assignment to be delivered hereunder is in recordable form and is sufficient to effect the assignment of and to transfer to the assignee thereunder the benefits of the assignor, as mortgagee or assignee thereof, under each Mortgage to which that Assignment relates;

                           (xii) The transfer of the Mortgage Loans to the
Purchaser at the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a sale of assets;

                           (xiii) Immediately prior to the sale of the Mortgage
Loans to the Purchaser as herein contemplated, the Seller had good title to, and was the sole owner of, the Mortgage Loans, and such sale validly transfers the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest; and

                           (xiv) With respect to the Mortgage Loans, the Seller
hereby represents and warrants, as of the date hereof and as of the Closing Date, that each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860(G)(a)(3) of the Code.

                  SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR
                             RELATING TO THE MORTGAGE LOANS.

         The Originator hereby represents and warrants to the Purchaser, that as of the Closing Date:

                  (i) The information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects;

                  (ii) The Mortgage Loans were not originated in compliance with the Originator's underwriting guidelines (and no acceptable exception was granted) for reasons including: (i) the Mortgage Loans have defects relating to the property (including valuation and appraisal issues), (ii) the Mortgage Loans fall outside the Originator's usual underwriting guidelines without an acceptable variance, offset and/or exception (including excessive loan-to-value ratios, excessive debt ratios, principal balances and borrower credit ratings) and (iii) the Mortgage Loans have defects with respect to income verification or sufficiency and although all of Mortgage Loans have a "paid-to- date" of March 1, 1999, 82.83% of the Mortgage Loans have been contractually delinquent on one or more occasion in the last twelve months prior to the Cut-off Date;

                  (iii) No material error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                  (iv) All monthly payments due prior to the Cut-off Date have been made and, except with respect to the Mortgage Loans set forth on Schedule 1 attached hereto, no Mortgage Loan is delinquent with respect to any monthly payments as of the Cut-off Date;

                  (v) Each Mortgage is a valid and enforceable first lien on the Mortgaged Property, including all improvements thereon, subject only to (a) the lien of nondelinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (vi) Immediately prior to the assignment of the Mortgage Loans to the Seller pursuant to that certain Mortgage Loan Purchase and Servicing Agreement dated March 1, 1999, the Originator had good title to, and was the sole legal and beneficial owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and has full right and authority, subject to no interest or participation of, or agreement with, any other party to sell and assign the same;

                  (vii) To the best of the Originator's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property;

                  (viii) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (ix) To the best of the Originator's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except those which are insured against by the title insurance policy referred to in (xiii) below;

                  (x) Subject to the Escrow Withhold referred to in (xx) below, to the best of the Originator's knowledge, each Mortgaged Property is free of material damage and is in good repair;


                  (xi) Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws;

                  (xii) Neither the Originator nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary, to protect the interests of the Purchaser and which has been delivered to the Custodian); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto;

                  (xiii) A lender's policy of title insurance together with a condominium endorsement, extended coverage endorsement and/or an adjustable rate mortgage endorsement, if applicable, in an amount at least equal to the Cut-off Date principal balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, the transfer of the related Mortgage Loan to the Purchaser will not affect the validity or enforceability of such policy and each such policy was issued by a title insurer licensed and qualified to do business in the jurisdiction where the Mortgaged Property is located, which policy insures the Originator and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage; to the best of the Originator's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Originator, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                  (xiv) Each Mortgage Loan was originated by the Originator (or, if generated on behalf of the Originator by a person other than the Originator, is subject to the same standards and procedures used by the Originator in originating mortgage loans directly) or by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act;

                  (xv) With respect to each adjustable rate Mortgage Loan, on each adjustment date, the mortgage interest rate will be adjusted to equal the index plus the margin, rounded to the nearest 0.125%, subject to the periodic rate cap, the maximum rate and the minimum rate. With respect to all of the Mortgage Loans, the related Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, and requires a Monthly Payment which is sufficient to fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term and to pay interest at the applicable Mortgage Interest Rate. No Mortgage Loan is subject to negative amortization;

                  (xvi) To the best of the Originator's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property, except those, if any, which are insured against by the title insurance policy referred to in (xiii) above.

                  (xvii) All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under such certificates of occupancy;

                  (xviii) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located;

                  (xix) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and with applicable laws. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                  (xx) The proceeds of each Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with, excepting therefrom any Mortgaged Property or Mortgage Loan subject to an Escrow Withhold (including "Holdbacks") as defined in the Originator's underwriting guidelines and administrated in a manner acceptable to Fannie Mae. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                  (xxi) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                  (xxii) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (xxiii) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Originator have been capitalized under the Mortgage or the related Mortgage Note;

                  (xxiv) The origination, collection and servicing practices used by the Originator with respect to each Mortgage Loan have been in all material respects legal, proper, prudent and customary in the mortgage origination and servicing business;

                  (xxv) There is no pledged account or other security other than real estate securing the Mortgagor's obligations;

                  (xxvi) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

                  (xxvii) No Mortgage Loan provides for primary mortgage insurance;

                  (xxviii)The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage not less than the lesser of the outstanding principal balance of the related Mortgage Loan or the minimum amount required to compensate for damage or loss on a replacement cost basis. All individual insurance policies and flood policies referred to in clause (xxix) below contain a standard mortgagee clause naming the Originator or the original mortgagee, and its successors in interest, as mortgagee, and the Originator has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, except as may be limited or restricted by applicable law;

                  (xxix) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or
(C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

                  (xxx) To the best of the Originator's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note; and the Originator has not waived any default, breach, violation or event of acceleration;

                  (xxxi) Each Mortgaged Property is improved by a one- to four-family residential dwelling, including condominium units and dwelling units in planned unit developments, which, to the best of the Originator's knowledge, does not include (a) cooperatives, (b) mobile homes and (c) manufactured homes which are treated as other than real property under the applicable state law;

                  (xxxii) There is no obligation on the part of the Originator or any other party under the terms of the Mortgage or related Mortgage Note to make payments in addition to those made by the Mortgagor;

                  (xxxiii)Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

                  (xxxiv) The Mortgage File contains an appraisal which was performed by an appraiser who satisfied, and which was conducted in accordance with, all of the applicable requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended;

                  (xxxv) None of the Mortgage Loans is a graduated payment mortgage loan, nor is any Mortgage Loan subject to a temporary buydown;

                  (xxxvi) With respect to each Mortgage Loan, no loan junior in lien priority to such Mortgage Loan and secured by the related Mortgaged Property was originated by the Originator at the time of origination of such Mortgage Loan;

                  (xxxvii) The Mortgage Loans comply with the characteristics set forth on Exhibit 1 hereto;

                  (xxxviii) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, except as may be limited by applicable law; and

                  (xxxix) The information set forth in the Mortgage Loan Schedule relating to the existence of a prepayment charge is complete, true and correct in all material respects at the date or dates respecting which such information is furnished and each prepayment charge is permissible and enforceable in accordance with its terms upon the Mortgagor's full and voluntary principal prepayment (except to the extent that: (1) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally; (2) the collectability thereof may be limited due to acceleration in connection with a foreclosure or other involuntary prepayment; or (3) subsequent changes in applicable law may limit or prohibit enforceability thereof) under applicable law.

                  SECTION 7. REPURCHASE OBLIGATION FOR DEFECTIVE DOCUMENTATION
                             AND FOR BREACH OF REPRESENTATION AND WARRANTY.

                  (a) The representations and warranties contained in Section 6 shall not be materially impaired by any review and examination of loan files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Seller or Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Trustee for the benefit of the Certificateholders. With respect to the representations and warranties contained herein which are made to the knowledge or the best of knowledge of the Originator, or as to which the Originator, has no knowledge, if it is discovered that the substance of any such representation and warranty was materially inaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, then notwithstanding the lack of knowledge by the Originator, with respect to the substance of such representation and warranty being materially inaccurate at the time the representation and warranty was made, the Originator shall take such action described in the following paragraph in respect of such Mortgage Loan.

                  Upon discovery by the Originator, the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document was not transferred by the Seller (as listed on the Trustee's Preliminary Exception Report), as part of, any Mortgage File or of a breach of any of the representations and warranties contained in Section 5 or Section 6 that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering the breach shall give prompt written notice to the other. Within ninety (90) days of its discovery or its receipt of notice of any such missing documentation which was not transferred to the Purchaser as described above or materially defective documentation or any such breach of a representation and warranty the Originator promptly shall deliver such missing document or cure such defect or breach in all material respects, or in the event the Originator cannot deliver such missing document or such defect or breach cannot be cured, the Originator shall, within 90 days of its discovery or receipt of notice, either (i) repurchase the affected Mortgage Loan at a price equal to the Purchase Price (as such term is defined in the Pooling and Servicing Agreement) or (ii) pursuant to the provisions of the Pooling and Servicing Agreement, cause the removal of such Mortgage Loan from the Trust Fund and substitute one or more Qualified Substitute Mortgage Loans.

                  The Originator shall amend the Closing Schedule to reflect the withdrawal of such Mortgage Loan from the terms of this Agreement and the Pooling and Servicing Agreement and the addition, if any, of a Qualified Substitute Mortgage Loan. The Originator shall deliver to the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Pooling and Servicing Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 7(a) shall be accomplished by deposit in the Collection Account of the amount of the Purchase Price in accordance with Section 2.03 of the Pooling and Servicing Agreement. Any repurchase or substitution required by this Section shall be made in a manner consistent with Section 2.03 of the Pooling and Servicing Agreement.

                  In addition, upon discovery by the Originator, the Seller, the Purchaser, or any assignee, transferee or designee of the Purchaser that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code, the party discovering the breach shall give prompt written notice within two Business Days to the others. Within ninety (90) days of its discovery or its receipt of notice, the Seller promptly shall either
(i) repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Pooling and Servicing Agreement) or (ii) pursuant to the provisions of the Pooling and Servicing Agreement, cause the removal of such Mortgage Loan from the Trust Fund and substitute one or more Qualified Substitute Mortgage Loans.

                  (b) It is understood and agreed that the obligations of the Originator set forth in this Section 7 to cure, repurchase or substitute for a defective Mortgage Loan constitute the sole rem edies of the Seller or the Purchaser against the Originator respecting a missing or defective document or a breach of the representations and warranties contained in Section 5 or Section
6. It is understood and agreed that the obligations of the Originator set forth in this Section 7 to repurchase or substitute for a Mortgage Loan as to which a material document is missing constitute the sole remedies of the Purchaser against the Originator respecting a missing document.

                  SECTION 8. CLOSING; PAYMENT FOR THE MORTGAGE LOANS. The closing of the purchase and sale of the Mortgage Loans shall be held at the New York City office of Thacher Proffitt & Wood at 10:00 AM New York City time on the Closing Date.

                  The closing shall be subject to each of the following conditions:

                  (a) All of the representations and warranties of the Seller and the Originator under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

                  (b) The Purchaser shall have received, or the attorneys of the Purchaser shall have received in escrow (to be released from escrow at the time of closing), all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

                  (c) The Seller shall have delivered or caused to be delivered and released to the Purchaser or to its designee, all documents (including without limitation, the Mortgage Loans) required to be so delivered by the Purchaser pursuant to Section 2.01 of the Pooling and Servicing Agreement; and

                  (d) All other terms and conditions of this Agreement and the Pooling and Servicing Agreement shall have been complied with.

                  Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Trustee of all documents required pursuant to the Pooling and Servicing Agreement, the consideration for the Mortgage Loans as specified in Section 3 of this Agreement, by delivery to the Seller of the Purchase Price in immediately available funds.

                  SECTION 9. CLOSING DOCUMENTS. Without limiting the generality of Section 8 hereof, the closing shall be subject to delivery of each of the following documents:

                           (a) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Purchaser and Salomon Smith Barney Inc. (the "Underwriter") may rely, in the form of
                                    Exhibit 2 hereto, and attached thereto
                                    copies of the certificate of formation,
                                    by-laws and certificate of good standing of the Seller under the laws of New York;

                           (b) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Purchaser and the Underwriter may rely, in the form of Exhibit 3 hereto, with respect to certain facts regarding the sale of the Mortgage Loans by the Seller to the Purchaser;

                           (c) An Opinion of Counsel of the Seller, dated the Closing Date and addressed to the Purchaser and the Underwriter, substantially in the form attached hereto as Exhibit 4;

                           (d)      (i) an Officers' Certificate of the
                                    Originator, dated the Closing Date, upon which the Purchaser and Salomon Smith Barney Inc. (the

                                    "Underwriter") may rely, in the form of
                                    Exhibit 5 hereto, and attached thereto
                                    copies of the certificate of incorporation, by-laws and certificate of good standing of the Originator under the laws of Delaware and (ii) if the Class CE Certificates and Class P Certificates are offered pursuant to a Private Placement Memorandum and the Originator has been given an opportunity to review such Private Placement Memorandum, the Originator shall deliver an Officer's Certificate stating that the same information contained in such Private Placement Memorandum as that which appears under the subheadings: (1) "Summary of the Prospectus Supplement--The Mortgage Loans";
                                    (2) "Risk Factors--Certain Mortgage Loans
                                    Have High Loan-to-Value Ratios Which May
                                    Present a Greater Risk of Loss With Respect to Such Mortgage Loans, --Certain Mortgage Loans Are Delinquent as of the Cut-off Date, Which May Present a Greater Risks of Loss Relating to Such Mortgage Loans, --The Mortgage Loans Are Concentrated in the State of California, Which May Present a Greater Risk of Loss With Respect to Such Mortgage Loans, --The Rate and Timing of Principal Distributions on the Offered Certificates Will Be Affected by Prepayment Speeds (solely to the extent that such section sets forth the percentage of Mortgage Loans which, by aggregate principal balance as of the Cut-off Date, contain Prepayment Charges), --Violation of Various Federal and State Laws May Result in Losses on the Mortgage Loans"; (3)"The Mortgage Pool" and
                                    (4) "Pooling and Servicing
                                    Agreement--Ameriquest Mortgage Company", as of the date of the Prospectus Supplement is true and accurate in all material respects;

                           (e) An Opinion of Counsel of the Originator, dated the Closing Date and addressed to the Purchaser and the Underwriter, substantially in the form attached hereto as Exhibit 6;

                           (f) Such opinions of counsel as the Rating Agencies or the Trustee may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement;

                            (g) A letter from Deloitte & Touche L.L.P., certified public accountants, dated the date hereof and to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement, dated May 11, 1999 in the

                                    Summary under the subheading "Pooling and Servicing Agreement--Ameriquest Mortgage
                                    Company", agrees with the records of the Originator;

                            (h) The Originator shall deliver for inclusion in the Prospectus Supplement for Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-3, under the captions "The Mortgage Pool--Underwriting Standards; Representations--Ameriquest
                                    Underwriting Programs" and "Pooling and
                                    Servicing Agreement--The Master
                                    Servicers--Ameriquest Mortgage Company", or for inclusion in other offering material such publicly available information regarding the Originator, its financial condition and its mortgage loan delinquency, foreclosure and loss experience, underwriting standards, lending activities and loan sales, production, and servicing and collection practices, and any similar nonpublic, unaudited financial information;

                            (i) A letter from Deloitte & Touche L.L.P., certified public accountants, dated the date hereof and to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement, dated May 11, 1999 under the captions "Summary of Prospectus Supplement--The Mortgage Loans", "Risk Factors", "The Mortgage Pool", "Yield on the Certificates" and "Description of the Certificates" agrees with the records of the Seller; and

                           (j) Such further information, certificates, opinions and documents as the Purchaser or the Underwriter may reasonably request.

                  SECTION 10. Costs. The Originator shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation, recording fees, fees for title policy endorsements and continuations and the fees for recording Assignments of Mortgage (unless the Originator has previously paid the fees for recording Assignments of Mortgage in connection with a previous securitization or the related Assignment was previously recorded in connection with a previous securitization, in which case, such cost or additional cost shall be borne by the Seller), the fees and expenses of the Originator's accountants and attorneys, the costs and expenses incurred in connection with producing the Originator's loan loss, foreclosure and delinquency experience, and the costs and expenses incurred in connection with obtaining the documents referred to in Sections 9(d) and 9(e). The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) the costs and expenses of printing (or otherwise reproducing) and delivering this Agreement, the Pooling and Servicing Agreement, the Certificates, the prospectus, prospectus supplement, and private placement memorandum relating to the Certificates and other related documents, the initial fees, costs and expenses of the Trustee, the fees and expenses of the Seller's counsel in connection with the preparation of all documents relating to the securitization of the Mortgage Loans, the filing fee charged by the Securities and Exchange Commission for registration of the Certificates, the cost of outside special counsel that may be required for the Originator, the cost of obtaining the documents referred to in Section 9(g) and the fees charged by any rating agency to rate the Certificates. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

                  SECTION 11. SERVICING. The Originator has represented to the Purchaser that the Mortgage Loans are being serviced by the Originator in its capacity as Master Servicer in accordance with the terms and provisions set forth in the Pooling and Servicing Agreement.

                  SECTION 12. INDEMNIFICATION. (a) The Originator will indemnify and hold harmless each of (i) Salomon Smith Barney Inc. ("Salomon"), (ii) the Purchaser and (iii) each person, if any, who controls Salomon or the Purchaser within the meaning of the Securities Act of 1933, as amended (the "1933 Act") ((i) through (iii) collectively, the "Indemnified Party"), against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement dated May 11, 1999 (or in any revision or amendment thereof or supplement thereto) or in any other offering document (a "Private Placement Memorandum") relating to the offering by the Purchaser or an affiliate thereof, of the Class CE Certificates or the Class P Certificates, provided, however, that the Originator shall have been given the opportunity to review such Private Placement Memorandum, in each case to the extent that such untrue statement or alleged untrue statement was made in reliance upon and in conformity with information provided by the Originator at the request of the Indemnified Party regarding the Originator, the Mortgage Loans, the underwriting standards of the Originator, the Originator's financial condition and its mortgage loan delinquency, foreclosure and loss experience, lending activities and loan sales, production and servicing practices, specifically for use in the Prospectus Supplement and which shall include the information set forth under the captions: (1) "Summary of the Prospectus Supplement--The Mortgage Loans"; (2) "Risk Factors--Certain Mortgage Loans Have High Loan-to-Value Ratios Which May Present a Greater Risk of Loss With Respect to Such Mortgage Loans, --Certain Mortgage Loans Are Delinquent as of the Cut-off Date, Which May Present a Greater Risks of Loss Relating to Such Mortgage Loans, --The Mortgage Loans Are Concentrated in the State of California, Which May Present a Greater Risk of Loss With Respect to Such Mortgage Loans, --The Rate and Timing of Principal Distributions on the Offered Certificates Will Be Affected by Prepayment Speeds (solely to the extent that such section sets forth the percentage of Mortgage Loans which, by aggregate principal balance as of the Cut-off Date, contain Prepayment Charges), --Violation of Various Federal and State Laws May Result in Losses on the Mortgage Loans"; (3) "The Mortgage Pool"; in the case of (1), (2) and (3) above, solely to the extent of a material inaccuracy contained in the raw numerical data related to the Mortgage Loans supplied by the Originator for inclusion in the calculation of the mortgage loan statistics disclosed in such sections and (4) "Pooling and Servicing Agreement--Ameriquest Mortgage Company" and any of the same information contained in the Private Placement Memorandum, ((1) through (4) collectively, "Ameriquest Information") and (b) arise because of material misstatements in the officer's certificate of Judith L. Hopkinson, Executive Vice President of Ameriquest, including the related exhibits, dated May __, 1999, and agrees to reimburse each such Indemnified Party for any legal or other expenses reasonably incurred by it or him in connection with investigating or defending any such loss, claim, damage, liability or action. It is understood that the Originator does not agree to indemnify the Indemnified Party identified in the preceding sentence in respect of any losses, claims, expenses, damages or liabilities to the extent that such losses, claims, expenses, damages or liabilities relate to any material inaccuracy in any Private Placement Memorandum to the extent that such inaccuracy results from non-conformity with the Ameriquest Information. Notwithstanding anything to the contrary contained in this Section 12, the Originator makes no representation regarding the sufficiency of the disclosure in any document relating to the offering of the Certificates and assumes no obligation to indemnify any party for any omission in the disclosure contained in any such document. This indemnity will be in addition to any liability which the Originator may otherwise have.

         (b) The Purchaser agrees to indemnify and hold harmless the Originator, its officers and its directors, and each person who controls the Originator within the meaning of the 1933 Act against any and all losses, claims, expenses, damages or liabilities, joint or several, to which they may become subject under the 1933 Act, or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Prospectus or Private Placement Memorandum, or in any revision or amendment thereof or supplement thereto, or the omission or alleged omission to state therein or in any revision or amendment thereof or supplement thereto a material fact necessary in order to make the statements therein not misleading, except insofar as such losses, claims, expenses, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with the Ameriquest Information and will reimburse the Originator and each such controlling person for any legal or other expenses reasonably incurred by it or him in connection with investigating or defending any such loss, claim, damage, liability or action. The liability of the Purchaser under this agreement shall be in addition to any other liability the Purchaser may otherwise have.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Purchaser, in the case of parties indemnified pursuant to the immediately preceding paragraph above and by the Originator in the case of parties indemnified pursuant to the second preceding paragraph above. The indemnifying party may, at its option, at any time upon written notice to the indemnified party, assume the defense of any proceeding and may designate counsel satisfactory to the indemnified party in connection therewith provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. Unless it shall assume the defense of any proceeding, the indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for release of the indemnified party in connection with all matters relating to the proceeding which have been asserted against the indemnified party in such proceeding by the other parties to such settlement, without the consent of the indemnified party.

         (d) If the indemnification provided for in this agreement is unavailable to an indemnified party hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The parties hereto agree that it would not be just and equitable if contribution pursuant to the terms of this agreement were determined by pro rata allocation or by any other method of allocation which does not take account of the considerations referred to in the immediately preceding paragraph above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this agreement shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this agreement, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  SECTION 13. MANDATORY DELIVERY; GRANT OF SECURITY INTEREST. The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller's failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller's interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser's (i) right, prior to the Closing Date, to reject any Mortgage Loan to the extent permitted by this Agreement, and (ii) obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 8 hereof. Any Mortgage Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby. The Seller agrees that, upon acceptance of the Mortgage Loans by the Purchaser or its designee and delivery of payment to the Seller, that its security interest in the Mortgage Loans shall be released. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

                  Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 8 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Purchase Price, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Purchase Price, the Purchaser shall immediately effect the re-delivery of the Mortgage Loans, if delivery to the Purchaser has occurred and the security interest created by this Section 12 shall be deemed to have been released.

                  SECTION 14. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Purchaser, addressed to the Purchaser at 390 Greenwich Street, 4th Floor, New York, New York 10013, Attention: Mortgage Finance Desk, or such other address as may hereafter be furnished to the Seller and the Originator in writing by the Purchaser; if to the Seller, addressed to the Seller at 390 Greenwich Street, 4th Floor, New York, New York 10013, fax (212) 723-8603/4, or to such other address as the Seller may designate in writing to the Purchaser and the Originator; and if to the Originator, addressed to the Originator at 1100 Town & Country Road, Suite 1100, Orange, California 92868, Attention:
General Counsel, or to such other address as the Originator may designate in writing to the Purchaser and the Seller.

                  SECTION 15. SEVERABILITY OF PROVISIONS. Any part, provision, representation or warranty of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  SECTION 16. AGREEMENT OF PARTIES. The Originator, the Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

                  SECTION 17. SURVIVAL. (a) The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

         (b) The Originator agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Seller and the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Seller or the Purchaser or on the behalf of either of them, and that the representations, warranties and agreements made by the Originator herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

                  SECTION 18. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING THE CHOICE OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                  SECTION 19. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in
Section 4 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the con version, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account whether in the form of cash, instruments, securities or other property; (3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to
Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

                  IN WITNESS WHEREOF, the Originator, the Purchaser and the Seller have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.


                                       AMERIQUEST MORTGAGE COMPANY


                                       By:____________________________
                                       Name:    Judith L. Hopkinson
                                       Title:   Executive Vice President



                                       SALOMON BROTHERS REALTY CORP.


                                       By:___________________________
                                       Name:    Matthew R. Bollo
                                       Title:   Authorized Agent



                                       SALOMON BROTHERS MORTGAGE SECURITIES VII,
                                       INC.


                                       By:____________________________
                                       Name:    Matthew R. Bollo
                                       Title:   Assistant Vice President

                                                                       EXHIBIT 1

                  Pool Characteristics of the Mortgage Loans as delivered on the Closing Date:

                  All percentages set forth herein are based upon the aggregate unpaid principal balances of the Mortgage Loans as of the Cut-off Date.

         (1) No Mortgage Loan had a Loan-to-Value Ratio at origination in excess of _____%;

         (2) No more than ____% of the Mortgage Loans (measured by the Cut-off Date Principal Balance), are related to Mortgaged Properties located in any one zip code area;

         (3) Each Mortgaged Property is located in one of the states of [LIST STATES GREATER THAN 3.00%];

         (4) None of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by a leasehold estate or the term of each such leasehold estate, if any, is not less than 5 years longer than the related Mortgage Note;

         (5) No more than approximately ____% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by condominium units; no more than ____% of the Mortgage Loans are secured by investor condominium units; and, at the time of origination, all condominium Mortgage Loans have been originated on a form acceptable to Fannie Mae or Freddie Mac with such riders as have been acceptable to Fannie Mae or Freddie Mac, as the case may be;

         (6) No more than ____% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by two- to four-family dwellings. No more than ____% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by Town Houses. No more than ____% of the Mortgage Loans (measured by the Cutoff Date Principal Balance) are secured by Manufactured Housing. No more than ____% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by dwelling units in PUDs. Approximately _____% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by detached one-family dwellings;

         (7) No Mortgage Loan had a principal balance in excess of approximately $_______ at origination;

         (8) Each adjustable rate Mortgage Loan was originated on or after [month/year] and each Mortgage Loan has a next Adjustment Date no later than [month/year];

         (9) On the basis of representations made by the Mortgagors in their loan applications, no more than ____% of the Mortgage Loans are secured by investor properties and at least _____% of the owner-occupied Mortgage Loans are secured by owner-occupied Mortgaged Properties (in each case measured by the Cut-off Date Principal Balance);

         (10) The Mortgage Interest Rates borne by the Mortgage Loans as of the Cut-off Date ranged from ____% per annum to _____% per annum and the weighted average Mortgage Interest Rate as of the Cut-off Date was ____% per annum;

         (11) As of the Cut-off Date, approximately _____% of the Mortgage Loans were rate/term refinancings, approximately _____% of the Mortgage Loans were cash out refinancings and approximately ____% of the Mortgage Loans were made to purchase the related Mortgaged Properties, in each case measured by the Cut-off Date Principal Balance;

         (12) No more than approximately _____% of the Mortgage Loans (measured by the Cutoff Date Principal Balance) were originated by the Seller under the Seller's "Full Documentation" mortgage loan program, no more than approximately _____% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) were originated by the Seller under the Seller's "Fast Trac Documentation" mortgage loan programs, and no more than approximately _____% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) were originated by the Seller under the Seller's "Stated Income Documentation" mortgage loan program;

         (14) With respect to the Seller's underwriting risk categories, approximately _____%, approximately _____%, approximately _____%, approximately _____%, approximately _____% and approximately ____% of the Mortgage Loans constitute AAA Risk Mortgage Loans, AA Risk Mortgage Loans, A Risk Mortgage Loans, B Risk Mortgage Loans, C Risk Mortgage Loans, and D Risk Mortgage Loans, respectively, in each case measured by the Cut-off Date Principal Balance; and

                                                                       EXHIBIT 2

                  [FORM OF OFFICER'S CERTIFICATE OF THE SELLER]

                  I, ________________, hereby certify that I am a duly Authorized Agent of Salomon Brothers Realty Corp., a New York corporation (the "Seller"), and further certify as follows:

                  1. Attached hereto is a true and correct copy of the Certificate of Incorporation and By-laws of the Seller, all of which are in full force and effect on the date hereof. There has been no amendment or other document filed affecting the Certificate of Incorporation of the Seller since December 20, 1982, and no such amendment has been authorized. There has been no amendment or other document filed affecting the By-laws of the Seller since October 7, 1986, and no such amendment has been authorized. Attached hereto is a good standing certificate issued by the Secretary of State of the State of New York with respect to the Seller. No event has occurred since the date thereof that, to the best knowledge of the undersigned, has affected the good standing of the Seller under the laws of New York.

                  2. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Seller which, if adversely determined, individually or in the aggregate, would materially and adversely affect the Seller's ability to perform its obligations under (i) the Mortgage Loan Purchase Agreement (the "Ameriquest Mortgage Loan Purchase Agreement"), dated May __, 1999, among the Seller, Ameriquest Mortgage Company and Salomon Brothers Mortgage Securities VII, Inc (the "Depositor"), (ii) the Mortgage Loan Purchase Agreement (the "New Century Mortgage Loan Purchase Agreement"), dated May __, 1999, among the Seller, New Century Mortgage Corporation and the Depositor and (iii) the Mortgage Loan Purchase Agreement (the "SBMSVII Mortgage Loan Purchase Agreement"; collectively with the Ameriquest Mortgage Loan Purchase Agreement and the New Century Mortgage Loan Purchase Agreements, the "Mortgage Loan Purchase Agreements"), dated May __, 1999, between the Seller and the Depositor. No proceedings looking toward merger, consolidation or liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

                  3. Each person who, as an officer or representative of the Seller, signed the Mortgage Loan Purchase Agreements and any other document delivered prior hereto or on the date hereof in connection with the purchase described in the Mortgage Loan Purchase Agreements was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  4. All of the representations and warranties of the Seller under the Mortgage Loan Purchase Agreements are true and correct in all material respects as of the Closing Date subject, in the case of the Closing Schedule delivered pursuant to the Mortgage Loan Purchase Agreements, to such amendments thereto as were duly made on or before the date hereof and no event has occurred with respect to the Seller which, with notice or the passage of time or both, would constitute a default under the Mortgage Loan Purchase Agreements.

                  5. The information set forth in the Mortgage Loan Schedule attached as an exhibit to the Pooling and Servicing Agreement is true and correct in all material respects.

                  6. The transactions contemplated in the Mortgage Loan Purchase Agreements will be reported as a sale in the Seller's financial reports.

                  7. The information contained in the Depositor's Prospectus Supplement, Floating Rate Mortgage Pass-Through Certificates, Series 1999-3, dated May 11, 1999, and the Depositor's Private Placement Memorandum, dated May __, 1999, relating to the Mortgage Loans, the Seller and its loan portfolio, specifically the information in the summary under the captions "Summary of Prospectus Supplement--The Mortgage Loans", "Risk Factors", "The Mortgage Pool", "Yield on the Certificates" and "Description of the Certificates" is true and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  8. With respect to its sale of the Mortgage Loans and the transactions and undertakings contemplated by the Mortgage Loan Purchase Agreements, the Seller has complied in all material respects with all the obligations by which it is bound and has satisfied in all material respects all the conditions on its part to be performed or satisfied prior to the Closing Date.

                  9. Capitalized terms used but not defined herein shall have the meanings assigned in the Mortgage Loan Purchase Agreements.

                  IN WITNESS WHEREOF, I have hereunto signed my name.


Dated:  May __, 1999
                                                 By:_____________________
                                                 Name:
                                                 Title:  Authorized Agent



                  I, , an ________________ of Salomon Brothers Realty Corp., hereby certify that ________________ is a duly appointed, qualified and acting Authorized Agent of the Seller and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:  May __, 1999
                                                 By:______________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT 3

      [FORM OF OFFICER'S CERTIFICATE OF THE SELLER WITH RESPECT TO CERTAIN
                 FACTS REGARDING THE SALE OF THE MORTGAGE LOANS]

                 Salomon Brothers Mortgage Securities VII, Inc.
                Floating Rate Mortgage Pass-Through Certificates
                                  Series 1999-3

                                 CERTIFICATE OF
                          SALOMON BROTHERS REALTY CORP.

         This Certificate is being delivered to Thacher Proffitt & Wood ("TPW") for reliance hereon by TPW in rendering its opinion letter to which this Certificate is annexed, dated the date hereof (the "Opinion Letter"). The undersigned and the individual signing on its behalf understand, acknowledge and agree that the facts set forth in the Opinion Letter have been relied upon by TPW in rendering the Opinion Letter and by the addressee thereof and other parties to the transactions to which the Opinion Letter relates in the consummation of those transactions.

         Reference is made to the sale of mortgage loans (the "Mortgage Loans") by Salomon Brothers Realty Corp. ("SBRC") to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") pursuant to (i) the Mortgage Loan Purchase Agreement (the "Ameriquest Mortgage Loan Purchase Agreement"), dated May __, 1999, among the Seller, Ameriquest Mortgage Company and Salomon Brothers Mortgage Securities VII, Inc (the "Depositor"), (ii) the Mortgage Loan Purchase Agreement (the "New Century Mortgage Loan Purchase Agreement"), dated May __, 1999, among the Seller, New Century Mortgage Corporation and the Depositor and
(iii) the Mortgage Loan Purchase Agreement (the "SBMSVII Mortgage Loan Purchase Agreement"; collectively with the Ameriquest Mortgage Loan Purchase Agreement and the New Century Mortgage Loan Purchase Agreements, the "Purchase Agreements"), dated May __, 1999, between the Seller and the Depositor, and the simultaneous issuance of Floating Rate Mortgage Pass-Through Certificates, Series 1999-3, Class A, Class M-1, Class M-2, Class M-3, Class CE, Class P, Class R-I, Class R-II and Class R-III (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of April 1, 1999 (the "Pooling and Servicing Agreement") among the Depositor as depositor, Ameriquest Mortgage Company, Long Beach Mortgage Company, New Century Mortgage Corporation and Ocwen Federal Bank FSB as master servicers (the "Master Servicers") and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). In consideration for its purchase of the Mortgage Loans, the Depositor will deliver to SBRC immediately available funds. The Depositor will sell the Certificates to Salomon Smith Barney Inc. (the "Underwriter") for offer and sale pursuant to the terms of an Underwriting Agreement, dated May __, 1999 (the "Underwriting Agreement"), between the Depositor and the Underwriter. The Purchase Agreement, the Pooling and Servicing Agreement and the Underwriting Agreement together, are hereinafter collectively referred to as the "Agreements". Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreements.

                  The undersigned is a duly appointed Authorized Agent of Salomon Brothers Realty Corp. and hereby certifies after reasonable investigation that:

         1. There is not any other agreement that modifies or supplements the agreements expressed in the Agreements and other documents to which the Opinion Letter relates and that renders any of the opinions expressed in the Opinion Letter inconsistent with such documents as so modified or supplemented. The undersigned has not acquired and does not presently intend to acquire at any time any ownership interest in the Mortgage Loans or the Certificates or any other economic interest in or obligation with respect to the Mortgage Loans or the Certificates, except as described in the Agreements.

         2. The transfer of the Mortgage Loans by the undersigned pursuant to the Mortgage Loan Purchase Agreement was intended to be a sale in which the undersigned received new value and consideration constituting reasonably equivalent value and fair consideration for the Mortgage Loans.

         3. The undersigned was solvent at all relevant times prior to, was not rendered insolvent by, had a valid business reason for and did not have any intent to hinder, delay or defraud any of the undersigned's creditors in connection with the transfer of the Mortgage Loans by the undersigned pursuant to the Mortgage Loan Purchase Agreement.

         4. Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the undersigned will report the transfer of the Mortgage Loans by the undersigned to the Depositor pursuant to the Mortgage Loan Purchase Agreement as a sale of the Mortgage Loans. The undersigned has been advised by, or has confirmed with, its independent public accountants that such transfer can be so reported under GAAP.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of May __, 1999.


                                                 SALOMON BROTHERS REALTY CORP.


                                                 By:____________________________
                                                 Name:
                                                 Title:   Authorized Agent

                                                                       EXHIBIT 4

                   [FORM OF OPINION OF COUNSEL TO THE SELLER]

                                                                       EXHIBIT 5

                [FORM OF OFFICER'S CERTIFICATE OF THE ORIGINATOR]

                  I, Judith L. Hopkinson hereby certify that I am the duly appointed Executive Vice President of Ameriquest Mortgage Company, a Delaware corporation (the "Originator"), and further certify, on behalf of the Originator, as follows:

                  1. Attached hereto as Exhibit A is a true and correct copy of the Certificate of Incorporation and By-laws of the Originator, both of which are in full force and effect on the date hereof. There has been no amendment or other document filed affecting the Certificate of Incorporation of the Originator since April 29, 1997, and no such amendment has been authorized. There has been no amendment or other document filed affecting the By-laws of the Originator since September 14, 1994, and no such amendment has been authorized. Attached hereto as Exhibit B is a certificate of good standing, dated April 14, 1999 issued by the State of Delaware with respect to the Originator. No event has occurred since the date thereof that has affected the good standing of the Originator under the laws of the State of Delaware.

                  2. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Originator that, if adversely determined, individually or in the aggregate, would adversely affect the Originator's ability to perform its obligations under (i) the Mortgage Loan Purchase Agreement, dated May __, 1999 (the "Purchase Agreement") among the Originator, Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") and Salomon Brothers Realty Corp. (the "Seller") or (ii) the Pooling and Servicing Agreement, dated as of April 1, 1999 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, the Originator as master servicer (in such capacity, the "Master Servicer"), Long Beach Mortgage Company, New Century Mortgage Corporation and Ocwen Federal Bank FSB as master servicers and Norwest Bank Minnesota, National Association as Trustee. No proceedings looking toward merger, consolidation or liquidation, dissolution or bankruptcy of the Originator are pending or contemplated.

                  3. Each person who, as an officer or representative of the Originator or the Master Servicer, signed the Purchase Agreement or the Pooling and Servicing Agreement and any other document delivered prior hereto or on the date hereof in connection with the purchase described in the Purchase Agreement, or the transactions described in the Pooling and Servicing Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  4. All of the representations and warranties of the Originator under the Purchase Agreement, and of the Master Servicer under the Pooling and Servicing Agreement are true and correct in all material respects as of the Closing Date (subject, in the case of the Closing

         Schedule delivered pursuant to the Purchase Agreement, to such amendments thereto as were duly made on or before the date hereof) and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Purchase Agreement, or an Event of Default under the Pooling and Servicing Agreement.

                  5. The information set forth in the Mortgage Loan Schedule attached as an exhibit to the Purchase Agreement and to the Pooling and Servicing Agreement is true and correct in all material respects.

                   6. The information regarding the Originator, its financial condition and its mortgage loan delinquency, foreclosure and loss experience, underwriting standards, lending activities and loan sales, production and servicing and collection practices, as is set forth in the Prospectus Supplement, dated May 11, 1999, is accurate in all material respects.

                  7. The mortgage loan data supplied by Ameriquest for inclusion in the Prospectus Supplement, dated May 11, 1999 relating to the Mortgage Loans, the Originator, and its loan portfolio, specifically the information, in the summary under the subheadings: (1) "Summary of the Prospectus Supplement--The Mortgage Loans"; (2) "Risk Factors--Certain Mortgage Loans Have High Loan-to-Value Ratios Which May Present a Greater Risk of Loss With Respect to Such Mortgage Loans, --Certain Mortgage Loans Are Delinquent as of the Cut-off Date, Which May Present a Greater Risks of Loss With Respect to Such Mortgage Loans, --The Mortgage Loans Are Concentrated in the State of California, Which May Present a Greater Risk of Loss With Respect to Such Mortgage Loans, --The Rate and Timing of Principal Distributions on the Offered Certificates Will Be Affected by Prepayment Speeds (solely to the extent that such section sets forth the percentage of Mortgage Loans which, by aggregate principal balance as of the Cut-off Date, contain Prepayment Charges), --Violation of Various Federal and State Laws May Result in Losses on the Mortgage Loans"; (3) "The Mortgage Pool" and (4) "Pooling and Servicing Agreement--Ameriquest Mortgage Company", is true and accurate in all material respects and does not contain any untrue statement of a material fact.

                  8. With respect to its sale of the Mortgage Loans and the related transactions and undertakings contemplated by the Purchase Agreement, the Originator has complied with all the obligations by which it is bound and has satisfied all the conditions on its part to be performed or satisfied prior to the Closing Date.

                  9. Capitalized terms used but not defined herein shall have the meanings assigned in the Purchase Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Originator.

Dated:   May __, 1999

                                       By:
                                          -------------------------------
                                          Name:  Judith L. Hopkinson
                                          Title: Executive Vice President





                  I, ______________, an Assistant Secretary of Ameriquest Mortgage Company hereby certify that Judith L. Hopkinson is the duly appointed, qualified and acting Executive Vice President of the Originator and that the signature appearing above is her genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:   May __, 1999

                                       By:
                                          ----------------------------
                                       Name:
                                       Title:    Assistant Secretary

                                                                       EXHIBIT 6

                 [FORM OF OPINION OF COUNSEL TO THE ORIGINATOR]


TO:  Addressees on Schedule A

                                                      May __, 1999


                  Re: Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-Through Certificates Series 1999-3
                           ------------------------------------------------

Ladies and Gentlemen:

         I am General Counsel of Ameriquest Mortgage Company (the "Company") and have acted as counsel to the Company in connection with the servicing by the Company of certain residential first mortgage loans (the "Mortgage Loans") pursuant to the Pooling and Servicing Agreement, dated as of April 1, 1999 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), the Company, Long Beach Mortgage Company, New Century Mortgage Corporation and Ocwen Federal Bank FSB as master servicers and Norwest Bank Minnesota, National Association as trustee (the "Trustee"), relating to the issuance and sale by the Depositor of Floating Rate Mortgage Pass-Through Certificates, Series 1999-3, designated as the Class A, Class M-1, Class M-2, Class M-3, Class CE, Class P, Class R-I, Class R-II and Class R-III (collectively, the "Certificates"). In connection with the sale and servicing of the Mortgage Loans, the Company has entered into the Custodial Agreement, dated as of May __, 1999, among the Trustee, the Company, the Depositor and Chase Bank of Texas National Association as custodian (the "Custodial Agreement"). The Purchase Agreement, the Custodial Agreement, the Pooling and Servicing Agreement, are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the meanings set forth in the Agreements.

         As such counsel, I have examined original or reproduced or certified copies of the certificate of incorporation and bylaws of the Company, as amended to date, records of actions taken by the Board of Directors of the Company and copies of the Agreements, the Prospectus Supplement, dated May 11, 1999 (the "Prospectus Supplement"), to the Prospectus, dated March 22, 1999, relating to the Class A, Class M-1, Class M-2 and Class M-3 Certificates. I have also examined such other documents, papers, statutes and authorities as I deem necessary as a basis for the opinions hereinafter set forth. In all such examinations made by me in connection with this opinion, I have assumed the genuineness of all signatures and the completeness and authenticity of all records and all documents submitted to me as copies thereof. As to various matters of fact relevant to the opinions hereinafter expressed, I have relied upon the representations and warranties contained in the Agreements and statements and certificates of officers and representatives of the Company. As to matters in Paragraph 5 below with respect to which I opine based on my knowledge, I have relied solely upon

Salomon Brothers Mortgage Securities VII, Inc.
Salomon Smith Barney Inc.
May __, 1999                                                             Page 2.



inquiries made to and responses received from officers and representatives of the Company and the documents furnished to me by representatives of the Company, which documents such representatives have informed me include the only material indentures, agreements and instruments to which the Company is a party or by which it or any of its properties or assets are bound.

         In addition to the foregoing, I have assumed that, if the Trustee, the Company or any Certificateholder seeks to enforce any of their respective rights under the Agreements, they will do so only in good faith and only in circumstances and in a manner in which it is commercially reasonable to do so.

         In addition to rendering legal advice and assistance to the Company in the course of the negotiation and preparation of the Agreements, involving, among other things, discussions and inquiries concerning various legal matters and the review of certain corporate records, documents and proceedings, I also participated in conferences with representatives of the Depositor and the Company's independent certified public accountants, at which the contents of the Prospectus Supplement and related matters were discussed and revised. I have not, however, except with respect to matters expressly covered by this opinion, independently verified the accuracy, completeness or fairness of the statements contained in the Prospectus Supplement, and, due to the limitations inherent in the information available to me and the nature and extent of my participation in such conferences, I am unable to assume, and I do not assume, any responsibility for the accuracy, completeness or fairness of such statements.

         I express no opinion except as to (i) United States federal law and
(ii) the laws of the State of California.

         Based upon and subject to the foregoing, I am of the opinion that:

         1. The Company is duly authorized and qualified to transact any and all business contemplated by the Agreements in any state in which a Mortgaged Property securing a Mortgage Loan is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

         2. The Company has the power to engage in the transactions contemplated by each and all of the Agreements and has all requisite power, authority and legal right to execute and deliver the Agreements and any other documents delivered in connection therewith and to perform and observe the terms and conditions of such instruments.

Salomon Brothers Mortgage Securities VII, Inc.
Salomon Smith Barney Inc.
May __, 1999                                                             Page 3.



         3. Each of the Agreements has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement enforceable in accordance with its respective terms against the Company, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general equity principles regardless of whether such enforcement is considered in a proceeding in equity or at law.

         4. No consent, approval, authorization, license, permit or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of, or compliance by the Company with, any or all of the Agreements or the consummation of the transactions contemplated by the Agreements.

         5. The execution and delivery of the Agreements by the Company, the servicing of the Mortgage Loans by the Company, the consummation of any other of the transactions contemplated by the Agreements and the fulfillment of or compliance with the terms of the Agreements are in the ordinary course of business of the Company and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Company or (B) materially conflict with, result in a material breach, violation or acceleration of or result in a material default under the terms of any other material agreement or instrument of which I have knowledge to which the Company is a party or by which it may be bound, or any statute, order or regulation applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company; and the Company is not a party to, bound by or in material breach or violation of any material indenture or other material agreement or instrument of which I have knowledge, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the best of my knowledge, will in the future materially and adversely affect, (x) the ability of the Company to perform its obligations under the Agreements or (y) the business, operations, financial condition, properties or assets of the Company taken as a whole.

         6. To the best of my knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Company which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Agreements, the Certificates or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform its obligations under the terms of the Agreements.

Salomon Brothers Mortgage Securities VII, Inc.
Salomon Smith Barney Inc.
May __, 1999                                                             Page 4.



         7. Based upon my participation, nothing has come to my attention that has caused me to believe that the mortgage loan data supplied by the Company for inclusion in the Prospectus Supplement, dated May 11, 1999 relating to the Mortgage Loans, the Company, and its loan portfolio, specifically the information, in the summary under the subheadings: (1) "Summary--The Mortgage Loans"; (2) "Risk Factors--Certain Mortgage Loans Have High Loan-to-Value Ratios Which May Present a Greater Risk of Loss With Respect to Such Mortgage Loans, --Certain Mortgage Loans Are Delinquent as of the Cut-off Date, Which May Present a Greater Risks of Loss With Respect to Such Mortgage Loans, --The Mortgage Loans Are Concentrated in the State of California, Which May Present a Greater Risk of Loss With Respect to Such Mortgage Loans, --The Rate and Timing of Principal Distributions on the Offered Certificates Will Be Affected by Prepayment Speeds, --Violation of Various Federal and State Laws May Result in Losses on the Mortgage Loans"; (3) the "Mortgage Pool" and (4) "Pooling and Servicing Agreement--Ameriquest Mortgage Company" and with respect to any private placement memorandum or other offering document, any information of a comparable nature, is true and accurate and does not contain any untrue statement of a material fact.

         This opinion is solely for the benefit of the addressees hereof, and may not be relied upon in any manner by any other person or entity.


                                               Respectfully submitted,



                                               -------------------------------

                                   SCHEDULE 1

                        MORTGAGE LOAN PURCHASE AGREEMENT


                  This is a Mortgage Loan Purchase Agreement (this "Agreement"), dated May 11, 1999, among Salomon Brothers Realty Corp., a New York corporation (the "Seller"), Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation (the "Purchaser") and New Century Mortgage Corporation, a California corporation (the "Originator").

                              Preliminary Statement
                              ---------------------

                  The Seller intends to sell the Mortgage Loans (as hereinafter identified) to the Purchaser on the terms and subject to the conditions set forth in this Agreement. The Mortgage Loans were purchased by the Seller from NC Capital Corporation, an affiliate of the Originator pursuant to a Mortgage Loan Purchase and Servicing Agreement, dated as of January 1, 1999 (the "Purchase and Servicing Agreement"), between the Seller as initial purchaser and the Originator and seller and servicer. The Purchaser intends to deposit the Mortgage Loans into a mortgage pool comprising the Trust Fund. The Trust Fund will be evidenced by a single series of mortgage pass-through certificates designated as Series 1999-3 (the "Certificates"). The Certificates will consist of nine classes and will be issued pursuant to a Pooling and Servicing Agreement for Series 1999-3, dated as of April 1, 1999 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, the Originator as a master servicer (in such capacity, the "Master Servicer") Long Beach Mortgage Company, Ameriquest Mortgage Company and Ocwen Federal Bank FSB as master servicers and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                  The parties hereto agree as follows:

                  SECTION 1. AGREEMENT TO PURCHASE. The Seller agrees to sell, and the Purchaser agrees to purchase, on or before May 14, 1999 (the "Closing Date"), certain conventional, one- to four-family, adjustable-rate, residential mortgage loans (the "Mortgage Loans"), having an aggregate principal balance as of the close of business on April 1, 1999, (the "Cut-off Date") of approximately $____________ (the "Closing Balance"), after giving effect to all payments due on the Mortgage Loans on or before the Cut-off Date, whether or not received including the right to any Prepayment Charges payable by the related Mortgagors in connection with any Principal Prepayments on the Mortgage Loans.

                  SECTION 2. MORTGAGE LOAN SCHEDULE. The Purchaser and the Seller have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Purchaser pursuant to this Agreement and the Seller will prepare or cause to be prepared on or prior to the Closing Date a final schedule (the "Closing Schedule") that shall describe such Mortgage Loans and set forth all of the Mortgage Loans to be purchased under this Agreement, including the Prepayment Charges. The Closing Schedule will conform to the requirements set forth in this Agreement and to the definition of "Mortgage Loan Schedule" under the Pooling and Servicing Agreement. The Closing

Schedule shall be used as part of the Mortgage Loan Schedule under the Pooling and Servicing Agreement.


                  SECTION 3. CONSIDERATION.

                  (a) In consideration for the Mortgage Loans to be purchased hereunder, the Purchaser shall, as described in Section 8, pay to or upon the order of the Seller in immediately available funds an amount (the "Purchase Price") equal to approximately _____% times the Closing Balance, plus accrued interest thereon from the Cut-off Date up to but not including the Closing Date.

                  (b) The Purchaser or any assignee, transferee or designee of the Purchaser shall be entitled to all scheduled payments of principal due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans allocable to the period after the Cut-off Date. All scheduled payments of principal and interest due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.

                  (c) Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Mortgage Loans, together with its rights under this Agreement, to the Trustee for the benefit of the Certificateholders.

                  SECTION 4. TRANSFER OF THE MORTGAGE LOANS.

                  (a) POSSESSION OF MORTGAGE FILES. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Mortgage Loans, including the related Prepayment Charges. The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser. Upon the sale of the Mortgage Loans, the ownership of each Mortgage Note, the related Mortgage and the other contents of the related Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

                  (b) DELIVERY OF MORTGAGE LOAN DOCUMENTS. The Seller will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Mortgage Loan:

                         (i) the original Mortgage Note, endorsed in one of the
                  following forms: (i) in blank, (ii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee, without recourse," (ii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3, without recourse" or (iii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1, without recourse, in each case with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing in the form as provided above;

                        (ii) the original Mortgage with evidence of recording
                  thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                       (iii) an original Assignment of the Mortgage executed in
                  one of the following forms: (i) in blank, (ii) "Norwest Bank Minnesota, National Association, as Trustee", (iii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996- LB3" or (iv) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1";

                        (iv) the original recorded Assignment or Assignments of
                  the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee or in blank as contemplated by the immediately preceding clause (c);

                         (v) the original or copies of each assumption,
                  modification, written assurance or substitution agreement, if any; and

                        (vi) the original lender's title insurance policy,
                  together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

                  The Originator promptly shall (within thirty (30) Business Days following the later of the Closing Date and the date of receipt by the Seller of the recording information for a Mortgage, subject to extension upon a mutual agreement between the Originator and the Trustee) submit or cause to be submitted for recording, at no expense to the Purchaser (or the Trust Fund or the Trustee under the Pooling and Servicing Agreement), in the appropriate public office for real property records, each Assignment referred to in clauses (b)(iii) and (b)(iv) of this Section 4. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Originator promptly shall prepare a substitute Assignment or cure such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

                  Notwithstanding anything to the contrary contained in this
Section 4, if any document referred to in Section 4(b)(ii) or 4(b)(iv) above has been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Originator hereunder shall be deemed to have been satisfied upon (1) delivery by or on behalf of the Originator promptly upon receipt thereof to or on behalf of the Purchaser or any assignee, transferee or designee of the Purchaser of either the original or a copy of such document certified by the Originator in the case of (x) above or the public recording office in the case of (y) above to be a true and complete copy of the recorded original thereof and (2) if such copy is certified by the Originator delivery promptly upon receipt thereof of either the original or a copy of such document certified by the public recording office to be a true and complete copy of the original.

                  In the event that the original lender's title insurance policy has not yet been issued, the Originator shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company. The Originator shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt by the Originator of any such original title insurance policy.

                  Each original document relating to a Mortgage Loan which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Seller or the Originator, shall be so held for the benefit of the Purchaser, its assignee, transferee or designee.

                  (c) ACCEPTANCE OF MORTGAGE LOANS. The documents delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date, within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

                  (d) TRANSFER OF INTEREST IN AGREEMENTS. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Trustee, as may be required to effect the purposes of the Pooling and Servicing Agreement, without the consent of the Seller or the Originator, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser or the Trustee in connection with enforcing any obligations of the Seller or the Originator under this Agreement will be promptly reimbursed by the Seller or the Originator, as applicable.

                  (e) EXAMINATION OF MORTGAGE FILES. Prior to the Closing Date, the Seller shall either (i) deliver in escrow to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination the Mortgage File pertaining to each Mortgage Loan, or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination. Such examination may be made by the Purchaser or the Trustee, and their respective designees, upon reasonable notice to the Seller during normal business hours before the Closing Date and within 60 days after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any Mortgage Loans that do not conform to the requirements of the Purchaser as described in this Agreement, such Mortgage Loans shall be deleted from the Closing Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Pooling and Servicing Agreement.

                  SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                             ORIGINATOR AND THE SELLER.

                  (a) The Originator hereby represents and warrants to the Seller and the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that:

                           (i) The Originator is duly organized, validly
existing and in good standing as a corporation under the laws of the State of California with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Originator or its affiliate had the full corporate power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Seller and has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement.

                           (ii) The Originator has duly authorized the
execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Seller and the Purchaser, constitutes a legal, valid and binding obligation of the Originator, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or by general principles of equity.

                           (iii) The execution, delivery and performance of this
Agreement by the Originator (x) does not conflict and will not conflict with, does not breach and will not result in a breach of and does not constitute and will not constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the articles of incorporation or by-laws of the Originator, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Originator is a party or by which the Originator or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Originator or any of its property and (y) does not create or impose and will not result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans.

                           (iv) No consent, approval, authorization or order of,
registration or filing with, or notice on behalf of the Originator to any governmental authority or court is required, under federal laws or the laws of the State of California, for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement or the consummation by the Originator of any other transaction contemplated hereby and by the Pooling and Servicing Agreement; provided, however, that the Originator makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates.

                           (v) In this Agreement the Originator has not made any
untrue statement of material fact or omit to state a material fact necessary to make the statements contained herein not misleading. The written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Originator pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

                           (vi) The Originator is not in violation of, and the
execution and delivery of this Agreement by the Originator and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Originator or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Originator or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder.

                           (vii) The Originator is a HUD approved mortgagee
pursuant to Section 203 and Section 211 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, that would make the Originator unable to comply with HUD eligibility requirements or that would require notification to HUD.

                           (viii) The Originator does not believe, nor does it
have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

                           (ix) Immediately prior to the sale of the Mortgage
Loans to the Seller, the Originator or its affiliate was the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note, and, in the event that the Originator retains or has retained record title, the Originator shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Seller as the owner thereof from and after the date hereof.

                           (x) There are no actions or proceedings against, or
investigations known to it of, the Originator before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans by the Originator or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Originator of its obligations under, or validity or enforceability of, this Agreement.

                           (xi) The consummation of the transactions
contemplated by this Agreement are in the ordinary course of business of the Originator, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Originator are not subject to the bulk transfer or any similar statutory provisions.

                           (xii) The information delivered by the Originator to
the Seller with respect to the Originator's loan loss, foreclosure and delinquency experience on mortgage loans is true and correct in all material respects.

                           (xiii) The Originator has not dealt with any broker,
investment banker, agent or other person, except for the Seller or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans (except that an entity that previously financed the Originator's ownership of the Mortgage Loans may be entitled to a fee to release its security interest in the Mortgage Loans, which fee shall have been paid and which security interest shall have been released on or prior to the Closing Date).

                           (xiv) There is no litigation currently pending or, to
the best of the Originator's knowledge without independent investigation, threatened against the Originator that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates or the execution, delivery, performance or enforceability of this Agreement, or that would result in a material adverse change in the financial condition of the Originator.

                  (b) The Seller hereby represents and warrants, as of the date hereof and as of the Closing Date, and covenants, that:

                           (i) The Seller is a corporation, duly organized and
validly existing and in good standing under the laws of the State of New York with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Seller had the full corporate power and authority to acquire the Mortgage Loans. The Seller has the full corporate power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement;

                           (ii) This Agreement has been duly and validly
authorized, executed and delivered by the Seller, all requisite corporate action having been taken, and (assuming the due authorization, execution and delivery hereof by the Purchaser and the Originator) constitutes the valid, legal and binding obligation of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities;

                           (iii) No consent, approval, authorization or order
of, registration or filing with, or notice to any governmental authority or court is required, under federal laws or the laws of the State of New York, for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation by the Seller of any other transaction con templated hereby and by the Pooling and Servicing Agreement; provided, however, that the Seller makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates;

                           (iv) No certificate of an officer, statement or other
information furnished in writing or report delivered by the Seller to the Purchaser, any affiliate of the Purchaser or the Trustee for use in connection with the purchase of the Mortgage Loans and the transactions contemplated hereunder and under the Pooling and Servicing Agreement will contain any untrue statement of a material fact, or omit a material fact necessary to make the information, certificate, statement or report not misleading in any material respect.

                           (v) Neither the sale of the Mortgage Loans to the
Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the certificate of incorporation or by-laws of the Seller, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which the Seller or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or any of its property, or results or will result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

                           (vi) The Seller has not dealt with any broker,
investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

                           (vii) There is no litigation currently pending or, to
the best of the Seller's knowledge, threatened against the Seller that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery, performance or enforceability of this Agreement or that would result in a material adverse change in the financial condition of the Seller;

                           (viii) Each Mortgage Note, each Mortgage, each
Assignment and any other document required to be delivered by or on behalf of the Seller under this Agreement or the Pooling and Servicing Agreement to the Purchaser or any assignee, transferee or designee of the Purchaser for each Mortgage Loan has been or will be, in accordance with Section 4(b) hereof, delivered to the Purchaser or any such assignee, transferee or designee. With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File in compliance with the Pooling and Servicing Agreement, except for such documents that (A) have been delivered (1) to the Purchaser or any assignee, transferee or designee of the Purchaser or (2) for recording to the appropriate public recording office and have not yet been returned or (B) are not required to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser until 30 days following the Closing Date or such later date as provided in Section 4;

                           (ix) The transfer, assignment and conveyance of the
Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any relevant jurisdiction, except any as may have been complied with;

                           (x) The Seller (A) is a solvent entity and is paying
its debts as they become due and (B) after giving effect to the transfer of the Mortgage Loans, will be a solvent entity and will have sufficient resources to pay its debts as they become due;

                           (xi) The form of endorsement of each Mortgage Note
satisfied the requirement, if any, of endorsement in order to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note; and each Assignment to be delivered hereunder is in recordable form and is sufficient to effect the assignment of and to transfer to the assignee thereunder the benefits of the assignor, as mortgagee or assignee thereof, under each Mortgage to which that Assignment relates;

                           (xii) The transfer of the Mortgage Loans to the
Purchaser at the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a sale of assets;

                           (xiii) Immediately prior to the sale of the Mortgage
Loans to the Purchaser as herein contemplated, the Seller had good title to, and was the sole owner of, the Mortgage Loans, and such sale validly transfers the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest; and

                           (xiv) With respect to the Mortgage Loans, the Seller
hereby represents and warrants, as of the date hereof and as of the Closing Date, that each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860(G)(a)(3) of the Code.


                  SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR
                             RELATING TO THE MORTGAGE LOANS.

                  REPRESENTATIONS AND WARRANTIES AS TO INDIVIDUAL MORTGAGE LOANS. The Originator hereby represents and warrants to the Seller and the Purchaser that as to each Mortgage Loan as of the Closing Date (in each case assuming that, subsequent to its acquisition of the Mortgage Loan from the Originator or its affiliate, the Seller has not (i) caused or suffered any modification, alteration, waiver, impairment, satisfaction, cancellation, subordination, rescission of the Mortgage Loan, the Mortgage Note or the Mortgage, nor (ii) assigned or transferred the Mortgage Loan, the Mortgage Note or the Mortgage, nor (iii) released or suffered to be released from the lien of the Mortgage, the Mortgaged Property or any portion thereof, nor (iv) caused or suffered any person other than the Originator to service the Mortgage Loan nor
(v) caused or permitted any principal advances to be made to the Mortgagor):

                  (i) The information set forth in the Mortgage Loan Schedule, including the field concerning any related Prepayment Charge, is complete, true and correct as of the Cut-off Date;

                  (ii) The Mortgage Loan is in compliance with all requirements set forth on Exhibit 6, and the characteristics of the Mortgage Loans as set forth on Exhibit 6 are true and correct;

                  (iii) (a) All payments required to be made on or before the first day of the month prior to the month of the Closing Date, with respect to such Mortgage Loan under the terms of the Mortgage Note have been made; (b) the Originator has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage; and (c) except with respect to approximately ____% of the Mortgage Loans which were 30 days or more but less than 60 days delinquent in payments as of the Cut-off Date, by outstanding principal balance of the Mortgage Loans as of the Cut-off Date, as of the Cut-off Date, the payment required under any Mortgage Loan is not now and has not been 30 or more days delinquent more than once during the last twelve months;

                  (iv) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

                  (v) To the best knowledge of the Originator, the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed by the Originator or any other person in the chain of title from the Originator to the Seller, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and the terms of which are reflected in the Mortgage Loan Schedule;

                  (vi) Prior to the transfer to the Seller by the Originator, the Mortgage Note and the Mortgage were not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (vii) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Pooling and Servicing Agreement. All such insurance policies contain a standard mortgagee clause naming the Originator, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                  (viii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of the Mortgage Loan have been complied with. Any and all statements or acknowledgments required to be made by the Mortgagor relating to such requirements are and will remain in the Mortgage File;

                  (ix) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

                  (x) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the appraised value of the Mortgaged Property and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and, as of the time it sold the Mortgage Loan to the Seller, the Originator had full right to contribute and assign the same to the Seller. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

                  (xi) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

                  (xii) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage is in an individual capacity or family trust that is guaranteed by a natural person;

                  (xiii) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

                  (xiv) As of the Closing Date and prior to the sale of the Mortgage Loan to the Seller, the Originator or its affiliate was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Seller free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

                  (xv) All parties which had any interest in the Mortgage Loan prior to its sale to the Seller, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

                  (xvi) The Mortgage Loan is covered by an ALTA lender's title insurance policy with an adjustable rate mortgage endorsement substantially in the form of ALTA Form 6.0 or 6.1, acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(a) and (b) above) the Originator, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Rate and monthly payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Originator is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Originator, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

                  (xvii) Other than as specified in paragraph (iii) above, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Originator has not waived any default, breach, violation or event of acceleration;

                  (xviii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                  (xix) All improvements which were considered in determining the appraised value of the related Mortgaged Property at the time of and in connection with the origination of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. The appraisal made in connection with the origination of the Mortgage Loan has been performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

                  (xx) The Mortgage Loan was (i) originated by the Originator or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or (ii) acquired by the Originator directly through loan brokers or correspondents such that (a) the Mortgage Loan was originated in conformity with the Originator's underwriting guidelines, (b) the Originator approved the Mortgage Loan prior to funding and (c) the Originator provided the funds used to originate the Mortgage Loan and acquired the Mortgage Loan on the date of origination thereof;

                  (xxi) Principal payments on the Mortgage Loan commenced no more than two months after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Rate. The Mortgage Note is payable on the first day of each month in Monthly Payments which are changed on each Adjustment Date to an amount which will amortize the Stated Principal Balance of the Mortgage Loan over its remaining term at the Mortgage Rate. Interest on the Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30- day months. The Mortgage Note does not permit negative amortization. The Mortgage Loan does not permit the Mortgagor to convert the Mortgage Loan to a fixed rate Mortgage Loan;

                  (xxii) The origination and collection practices used by the Originator with respect to the Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Originator (directly or through a subservicer) and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Originator and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Originator have been capitalized under any Mortgage or the related Mortgage Note;

                  (xxiii) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

                  (xxiv) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. Since the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Originator and the Originator has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

                  (xxv) The related Mortgaged Property is not a leasehold estate or, if such Mortgaged Property is a leasehold estate, the remaining term of such lease is at least ten (10) years greater than the remaining term of the related Mortgage Note;

                  (xxvi) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;

                  (xxvii) The Mortgage File contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, approved by the Originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae and Freddie Mac;

                  (xxviii) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (xxix) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Originator, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

                  (xxx) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans; and if the Mortgage Loan is a Refinanced Mortgage Loan, the Mortgagor has received all disclosure and rescission materials required by applicable law with respect to the making of a Refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Mortgage File;

                  (xxxi) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

                  (xxxii) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Pooling and Servicing Agreement, have been delivered to or at the direction of the Seller in compliance with the specific requirements of the Pooling and Servicing Agreement;

                  (xxxiii) The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

                  (xxxiv) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                  (xxxv) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                  (xxxvi) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

                  (xxxvii) No Mortgage Loan has a balloon payment feature;

                  (xxxviii) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the Fannie Mae's eligibility requirements;

                  (xxxix) Neither the Originator nor any affiliate of the Originator has made a mortgage on any Mortgaged Property other than the Mortgage Loan;

                  (xl) Any Mortgage Loan subject to the provisions of the Homeownership and Equity Protection Act of 1994, P.L. 103-325, 108 Stat 2160 was originated in compliance therewith;

                  (xli) The Mortgage Loan was not intentionally selected by the Originator in a manner intended to adversely affect the interest of the Purchaser;

                  (xlii) The Originator has not dealt with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by this Agreement other than the Purchaser except for the Seller or an affiliate of the Seller as set forth in the parenthetical in Section 5(a)(xiii) hereof;

                  (xliii) The Mortgaged Property consists of a parcel of real property of not more than ten acres with a single family residence erected thereon, or a two to four-family dwelling, or an individual condominium unit in a low-rise or high-rise condominium project, or an individual unit in a planned unit development. The Mortgaged Property is improved with a Residential Dwelling. Without limiting the foregoing, the Mortgaged Property does not consist of any of the following property types: (a) co-operative units, (b) log homes, (c) earthen homes, (d) underground homes, (e) mobile homes and (f) manufactured homes (as defined in the Fannie Mae Originator-Servicer's Guide), except when the appraisal indicates that the home is of comparable construction to a stick or beam construction home, is readily marketable, has been permanently affixed to the site and is not in a mobile home "park." The Mortgaged Property is either a fee simple estate or a long-term residential lease. If the Mortgage Loan is secured by a long-term residential lease, unless otherwise specifically disclosed in the Mortgage Loan Schedule, (A) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent (or the lessor's consent has been obtained and such consent is the Mortgage File) and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protection; (B) the terms of such lease do not (x) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default or (y) prohibit the holder of the Mortgage from being insured under the hazard insurance policy relating to the Mortgaged Property; (C) the original term of such lease is not less than 15 years; (D) the term of such lease does not terminate earlier than ten years after the maturity date of the Mortgage Note; and (E) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates for residential properties is an accepted practice;

                  (xliv) At the time of origination, the Loan-To-Value Ratio of the Mortgage Loan was not greater than ____%;

                  (xlv) The Mortgage, and if required by applicable law the related Mortgage Note, contains a provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee, at the option of the Mortgagee;

                  (xlvi) The Mortgage Loan either contains a customary due-on-sale clause or may be assumed by a creditworthy purchaser of the related Mortgaged Property; and

                  (xlvii) As of any Adjustment Date, the Index applicable to the determination of the Mortgage Rate on such Mortgage Loan will be the average of the interbank offered rates for six-month United States dollar deposits in the London market, generally as published in THE WALL STREET JOURNAL and as most recently available as of either (i) the first business day 45 days prior to such Adjustment Date or (ii) the first business day of the month preceding the month of such Adjustment Date, as specified in the related Mortgage Note.


                  SECTION 7. REPURCHASE OBLIGATION FOR DEFECTIVE DOCUMENTATION
                             AND FOR BREACH OF REPRESENTATION AND WARRANTY.

                  (a) The representations and warranties contained in Section 6 shall not be impaired by any review and examination of loan files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Seller or the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Trustee for the benefit of holders of the Certificates. With respect to the representations and warranties contained herein as to which the Originator has no knowledge, if it is discovered that the substance of any such representation and warranty was inaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, then notwithstanding the lack of knowledge by the Originator with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, the Originator shall take such action described in the following paragraph in respect of such Mortgage Loan.

                  Upon discovery by the Originator, the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document was not transferred by the Seller, and not transferred by the Originator to the Seller (as listed on the Trustee's Preliminary Exception Report), as part of any Mortgage File, or of a breach of any of the representations and warranties contained in Section 6 that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering such breach shall give prompt written notice to the other parties hereto. Within sixty (60) days of its discovery or its receipt of notice of any such missing documentation that was not transferred to the Seller as described above, or of materially defective documentation, or of any such breach of a representation and warranty, the Originator promptly shall deliver such missing document or cure such defect or breach in all material respects or, in the event the Originator cannot deliver such missing document or cannot cure such defect or breach, the Originator shall, within ninety (90) days of its discovery or receipt of notice, repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Pooling and Servicing

Agreement). The Originator shall amend the Closing Schedule to reflect the withdrawal of such Mortgage Loan from the terms of this Agreement and the Pooling and Servicing Agreement. The Originator shall deliver to the Seller and the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Pooling and Servicing Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 7(a) shall be accomplished by transfer to an account designated by the Purchaser of the amount of the Purchase Price in accordance with Section
2.03 of the Pooling and Servicing Agreement. Any repurchase required by this Section shall be made in a manner consistent with Section 2.03 of the Pooling and Servicing Agreement.

                  (b) It is understood and agreed that the obligations of the Originator set forth in this Section 7 to cure or repurchase a defective Mortgage Loan constitute the sole remedies of the Seller and the Purchaser against the Originator respecting a missing document or a breach of the representations and warranties contained in Section 6.

                  SECTION 8. CLOSING; PAYMENT FOR THE MORTGAGE LOANS. The closing of the purchase and sale of the Mortgage Loans shall be held at the New York City office of Thacher Proffitt & Wood at 10:00 a.m. New York City time on the Closing Date.

                  The closing shall be subject to each of the following conditions:

                  (a) All of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

                  (b) All of the representations and warranties of the Originator under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

                  (c) The Purchaser shall have received, or the attorneys of the Purchaser shall have received in escrow (to be released from escrow at the time of closing), all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

                  (d) The Seller shall have delivered or caused to be delivered and released to the Purchaser or to its designee, all documents (including without limitation, the Mortgage Loans) required to be so delivered by the Purchaser pursuant to Section 2.01 of the Pooling and Servicing Agreement; and

                  (e) All other terms and conditions of this Agreement and the Pooling and Servicing Agreement shall have been complied with.

                  Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Trustee of all documents required pursuant to the Pooling and Servicing Agreement, the consideration for the Mortgage Loans as specified in Section 3 of this Agreement, by delivery to the Seller of the Purchase Price in immediately available funds.

                  SECTION 9. CLOSING DOCUMENTS. Without limiting the generality of Section 8 hereof, the closing shall be subject to delivery of each of the following documents:

                  (a) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Originator, the Purchaser and Salomon Smith Barney Inc. (the "Underwriter") may rely, in the form of Exhibit 1 hereto, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of the Seller under the laws of New York;

                  (b) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Originator, the Purchaser and the Underwriter may rely, in the form of Exhibit 2 hereto, with respect to certain facts regarding the sale of the Mortgage Loans by the Seller to the Purchaser;

                  (c) An Opinion of Counsel of the Seller, dated the Closing Date and addressed to the Originator, the Purchaser and the Underwriter, substantially in the form attached hereto as Exhibit 3;

                  (d) An Officer's Certificate of the Originator, dated the Closing Date, upon which the Seller, the Purchaser and the Underwriter may rely, in the form of Exhibit 4 hereto, and attached thereto copies of the certificate of incorporation, by- laws and certificate of good standing of the Originator under the laws of its state of incorporation;

                  (e) An opinion of Counsel of the Originator, dated the Closing Date and addressed to the Seller, the Purchaser and the Underwriter substantially in the form attached hereto as Exhibit 5;

                  (f) Such opinions of counsel as the Rating Agencies or the Trustee may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement;

                  (g) A letter from KPMG Peat Marwick, L.L.P., certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement for Salomon Brothers Mortgage Securities VII, Inc., Floating

Rate Mortgage Pass-Through Certificates, Series 1999-3 (the "Prospectus Supplement"), dated May 11, 1999 under the caption "Pooling and Servicing Agreement--The Master Servicers--New Century Mortgage Corporation" agrees with the records of the Master Servicer;

                  (h) Such information for inclusion in the Prospectus Supplement under the captions "The Mortgage Pool--Underwriting Standards; Representations--New Century's Underwriting Programs" and "Pooling and Servicing Agreement--The Master Servicers--New Century Mortgage Corporation", or for inclusion in other offering material such publicly available information regarding the Originator, its financial condition and its mortgage loan delinquency, foreclosure and loss experience, underwriting standards, lending activities and loan sales, production, and servicing and collection practices, and any similar nonpublic, unaudited financial information as the Seller may reasonably request and as the Originator shall be capable of providing without unreasonable expense;

                  (i) A letter from Deloitte & Touche L.L.P., certified public accountants, dated the date hereof and to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement under the captions "Summary of Prospectus Supplement--The Mortgage Loans", "Risk Factors", "The Mortgage Pool", "Yield on the Certificates" and "Description of the Certificates" agrees with the records of the Seller; and

                  (j) Such further information, certificates, opinions and documents as the Purchaser or the Underwriter may reasonably request and as the Originator shall be capable of providing without unreasonable expense.

                  SECTION 10. Costs. The Originator shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation, recording fees, fees for title policy endorsements and continuations and the fees for recording Assignments of Mortgage (unless the Originator has previously paid the fees for recording Assignments of Mortgage in connection with a previous securitization, in which case, such cost shall be borne by the Seller), the fees and expenses of the Originator's accountants and attorneys, the costs and expenses incurred in connection with producing the Originator's loan loss, foreclosure and delinquency experience, and the costs and expenses incurred in connection with obtaining the documents referred to in Sections 9(d) and 9(e). The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) the costs and expenses of printing (or otherwise reproducing) and delivering this Agreement, the Pooling and Servicing Agreement, the Certificates, the prospectus, prospectus supplement, and private placement memorandum relating to the Certificates and other related documents, the initial fees, costs and expenses of the Trustee, the fees and expenses of the Seller's counsel in connection with the preparation of all documents relating to the securitization of the Mortgage Loans, the filing fee charged by the Securities and Exchange Commission for registration of the Certificates, the cost of outside special counsel that may be required for the Originator, the cost of obtaining the documents referred to in Section 9(g) and the fees charged by any rating agency to rate the Certificates. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

                  SECTION 11. SERVICING. The Originator has represented to the Purchaser that the Mortgage Loans are being serviced by the Originator, in its capacity as a Master Servicer under the Pooling and Servicing Agreement, and that such Mortgage Loans are not subject to any other servicing agreements with third parties. It is understood and agreed among the Originator, the Seller and the Purchaser that the Mortgage Loans are to be delivered free and clear of any servicing agreements. The Originator, without reimbursement from the Purchaser, shall pay any fees or penalties required by any servicer for releasing the Mortgage Loans from any such servicing agreement (it being understood that neither the Purchaser nor any affiliate of the Purchaser is servicing the Mortgage Loans under any such servicing agreement and, accordingly, that neither the Purchaser nor any affiliate of the Purchaser is entitled to receive any fee for releasing the Mortgage Loans from any such servicing agreement) and shall arrange for the orderly transfer, as of the Cut-off Date, of such servicing from any such servicer to the Master Servicer. The Mortgage Loans shall be serviced by the Originator, in its capacity as Master Servicer, in accordance with the terms of the Pooling and Servicing Agreement. For so long as the Originator services the Mortgage Loans, the Originator shall be entitled to the Servicing Fee and such other payments as provided for under the terms of the Pooling and Servicing Agreement.

                  SECTION 12. INDEMNIFICATION. The Originator shall indemnify and hold harmless each of (i) the Purchaser, (ii) the Underwriter, (iii) the Person, if any, to which the Purchaser assigns its rights in and to a Mortgage Loan and each of their respective successors and assigns and (iv) each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act") ((i) through (iv) collectively, the "Indemnified Party") against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any private placement memorandum (the "Private Placement Memorandum") relating to the offering by the Purchaser or an affiliate thereof, of the Class CE Certificates or the Class P Certificates, or the omission or the alleged omission to state therein the material fact necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with (i) information furnished in writing to the Purchaser or any of its affiliates by the Originator or any of its affiliates specifically for use therein, which shall include, with respect to the Prospectus Supplement, the information set forth under the captions "Summary of Prospectus Supplement--The Mortgage Loans," "Risk Factors," "The Mortgage Pool," "Pooling and Servicing Agreement--The Master Servicers--New Century Mortgage Corporation" and, with respect to any private placement memorandum, any information of a comparable nature or (ii) the data files containing information with respect to the Mortgage Loans as transmitted by modem to the Purchaser by the Originator or any of its affiliates on or about May __, 1999 (as such transmitted information may have been amended in writing by the Originator or any of its affiliates with the written consent of the Purchaser subsequent to such transmission), (b) any representation, warranty or covenant made by the Originator or any affiliate of the Originator herein or in the Pooling and Servicing Agreement, on which the Purchaser has relied, being, or alleged to be, untrue or incorrect or (c) any updated collateral information provided by the Underwriter to a purchaser of the Certificates derived from the data contained in clause (ii) and the Remittance Report or a current collateral tape obtained from the Originator or an affiliate of the Originator, including the current loan balances of the Mortgage Loans; provided, however, that to the extent that any such losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject arise out of or are based upon both (1) statements, omissions, representations, warranties or covenants of the Originator described in clause (a), (b) or (c) above and (2) any other factual basis, the Originator shall indemnify and hold harmless the Indemnified Party only to the extent that the losses, claims, expenses, damages, or liabilities of the person or persons asserting the claim are determined to rise from or be based upon matters set forth in clause (1) above and do not result from the gross negligence or willful misconduct of such Indemnified Party. This indemnity shall be in addition to any liability that the Originator may otherwise have.

                  SECTION 13. MANDATORY DELIVERY; GRANT OF SECURITY INTEREST. The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller's failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller's interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser's (i) right, prior to the Closing Date, to reject any Mortgage Loan to the extent permitted by this Agreement, and (ii) obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 8 hereof. Any Mortgage Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

                  Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 8 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Purchase Price, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Purchase Price, the Purchaser shall immediately effect the redelivery of the Mortgage Loans, if delivery to the Purchaser has occurred, and the security interest created by this Section 12 shall be deemed to have been released.

                  SECTION 14. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by fax and, receipt of which is confirmed by telephone, if to the Purchaser, addressed to the Purchaser at 390 Greenwich Street, 4th Floor, New York, New York 10013, fax (212) 723-8603/4, or such other address as may hereafter be furnished to the Seller and the Originator in writing by the Purchaser; if to the Seller, addressed to the Seller at 390 Greenwich Street, 4th Floor, New York, New York 10013, fax (212) 723-8603/4, or to such other address as the Seller may designate in writing to the Purchaser and the Originator; and if to the Originator, addressed to the Originator at 18400 Von Karman, Suite 1000, Irvine, California 92612, fax (949) 440-7033, or such other address as may hereafter be furnished to the Seller and the Purchaser in writing by the Originator.

                  SECTION 15. SEVERABILITY OF PROVISIONS. Any part, provision, representation or warranty of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  SECTION 16. AGREEMENT OF PARTIES. The Originator, the Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

                  SECTION 17. SURVIVAL. (a) The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

                  (b) The Originator agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Seller and the Purchaser notwithstanding any investigation heretofore or hereafter made by the Seller or the Purchaser or on the behalf of either of them, and that the representations, warranties and agreements made by the Originator herein or in any such certificate shall continue in full force and effect, notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

                  SECTION 18. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING THE CHOICE OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                  SECTION 19. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in
Section 4 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account whether in the form of cash, instruments, securities or other property; (3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and (4) notifications to persons holding such property and acknowledgments, receipts or confirmations from persons holding such property shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

                  IN WITNESS WHEREOF, the Purchaser, the Seller and the Originator have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.


                                             SALOMON BROTHERS MORTGAGE
                                             SECURITIES VII, INC.


                                             By:
                                                -----------------------------
                                             Name:   Matthew R. Bollo
                                             Title:  Assistant Vice President



                                             SALOMON BROTHERS REALTY CORP.


                                             By:
                                                -----------------------------
                                             Name:   Matthew R. Bollo
                                             Title:  Authorized Agent



                                             NEW CENTURY MORTGAGE CORPORATION


                                             By:
                                                -----------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT 1

                  [FORM OF OFFICER'S CERTIFICATE OF THE SELLER]

                  I, ________________, hereby certify that I am a duly Authorized Agent of Salomon Brothers Realty Corp., a New York corporation (the "Seller"), and further certify as follows:

                  1. Attached hereto is a true and correct copy of the Certificate of Incorporation and By-laws of the Seller, all of which are in full force and effect on the date hereof. There has been no amendment or other document filed affecting the Certificate of Incorporation of the Seller since December 20, 1982, and no such amendment has been authorized. There has been no amendment or other document filed affecting the By-laws of the Seller since October 7, 1986, and no such amendment has been authorized. Attached hereto is a good standing certificate issued by the Secretary of State of the State of New York with respect to the Seller. No event has occurred since the date thereof that, to the best knowledge of the undersigned, has affected the good standing of the Seller under the laws of New York.

                  2. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Seller which, if adversely determined, individually or in the aggregate, would materially and adversely affect the Seller's ability to perform its obligations under (i) the Mortgage Loan Purchase Agreement (the "Ameriquest Mortgage Loan Purchase Agreement"), dated May __, 1999, among the Seller, Ameriquest Mortgage Company and Salomon Brothers Mortgage Securities VII, Inc (the "Depositor"), (ii) the Mortgage Loan Purchase Agreement (the "New Century Mortgage Loan Purchase Agreement"), dated May __, 1999, among the Seller, New Century Mortgage Corporation and the Depositor and (iii) the Mortgage Loan Purchase Agreement (the "SBMSVII Mortgage Loan Purchase Agreement"; collectively with the Ameriquest Mortgage Loan Purchase Agreement and the New Century Mortgage Loan Purchase Agreements, the "Mortgage Loan Purchase Agreements"), dated May __, 1999, between the Seller and the Depositor. No proceedings looking toward merger, consolidation or liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

                  3. Each person who, as an officer or representative of the Seller, signed the Mortgage Loan Purchase Agreements and any other document delivered prior hereto or on the date hereof in connection with the purchase described in the Mortgage Loan Purchase Agreements was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  4. All of the representations and warranties of the Seller under the Mortgage Loan Purchase Agreements are true and correct in all material respects as of the Closing Date subject, in the case of the Closing Schedule delivered pursuant to the Mortgage Loan Purchase Agreements, to such amendments thereto as were duly made on or before the date hereof and no event has occurred with respect to the Seller which, with notice or the passage of time or both, would constitute a default under the Mortgage Loan Purchase Agreements.

                  5. The information set forth in the Mortgage Loan Schedule attached as an exhibit to the Pooling and Servicing Agreement is true and correct in all material respects.

                  6. The transactions contemplated in the Mortgage Loan Purchase Agreements will be reported as a sale in the Seller's financial reports.

                  7. The information contained in the Depositor's Prospectus Supplement, Floating Rate Mortgage Pass-Through Certificates, Series 1999-3, dated May __, 1999, and the Depositor's Private Placement Memorandum, dated May __, 1999, relating to the Mortgage Loans, the Seller and its loan portfolio, specifically the information in the summary under the captions "Summary of Prospectus Supplement--The Mortgage Loans", "Risk Factors", "The Mortgage Pool", "Yield on the Certificates" and "Description of the Certificates" is true and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  8. With respect to its sale of the Mortgage Loans and the transactions and undertakings contemplated by the Mortgage Loan Purchase Agreements, the Seller has complied in all material respects with all the obligations by which it is bound and has satisfied in all material respects all the conditions on its part to be performed or satisfied prior to the Closing Date.

                  9. Capitalized terms used but not defined herein shall have the meanings assigned in the Mortgage Loan Purchase Agreements.

                  IN WITNESS WHEREOF, I have hereunto signed my name.


Dated:  May __, 1999
                                                By:_____________________
                                                Name:
                                                Title:  Authorized Agent



                  I, _______________, an ________________ of Salomon Brothers
Realty Corp., hereby certify that ________________ is a duly appointed, qualified and acting Authorized Agent of the Seller and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:  May __, 1999
                                                 By:______________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT 2

      [FORM OF OFFICER'S CERTIFICATE OF THE SELLER WITH RESPECT TO CERTAIN
                 FACTS REGARDING THE SALE OF THE MORTGAGE LOANS]

                 Salomon Brothers Mortgage Securities VII, Inc.
                Floating Rate Mortgage Pass-Through Certificates
                                  Series 1999-3

                                 CERTIFICATE OF
                          SALOMON BROTHERS REALTY CORP.

         This Certificate is being delivered to Thacher Proffitt & Wood ("TPW") for reliance hereon by TPW in rendering its opinion letter to which this Certificate is annexed, dated the date hereof (the "Opinion Letter"). The undersigned and the individual signing on its behalf understand, acknowledge and agree that the facts set forth in the Opinion Letter have been relied upon by TPW in rendering the Opinion Letter and by the addressee thereof and other parties to the transactions to which the Opinion Letter relates in the consummation of those transactions.

         Reference is made to the sale of mortgage loans (the "Mortgage Loans") by Salomon Brothers Realty Corp. ("SBRC") to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") pursuant to (i) the Mortgage Loan Purchase Agreement (the "Ameriquest Mortgage Loan Purchase Agreement"), dated May __, 1999, among the Seller, Ameriquest Mortgage Company and Salomon Brothers Mortgage Securities VII, Inc (the "Depositor"), (ii) the Mortgage Loan Purchase Agreement (the "New Century Mortgage Loan Purchase Agreement"), dated May __, 1999, among the Seller, New Century Mortgage Corporation and the Depositor and
(iii) the Mortgage Loan Purchase Agreement (the "SBMSVII Mortgage Loan Purchase Agreement"; collectively with the Ameriquest Mortgage Loan Purchase Agreement and the New Century Mortgage Loan Purchase Agreements, the "Purchase Agreements"), dated May __, 1999, between the Seller and the Depositor, and the simultaneous issuance of Floating Rate Mortgage Pass-Through Certificates, Series 1999-3, Class A, Class M-1, Class M-2, Class M-3, Class CE, Class P, Class R-I, Class R-II and Class R-III (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of April 1, 1999 (the "Pooling and Servicing Agreement") among the Depositor as depositor, Ameriquest Mortgage Company, Long Beach Mortgage Company, New Century Mortgage Corporation and Ocwen Federal Bank FSB as master servicers (the "Master Servicers") and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). In consideration for its purchase of the Mortgage Loans, the Depositor will deliver to SBRC immediately available funds. The Depositor will sell the Certificates to Salomon Smith Barney Inc. (the "Underwriter") for offer and sale pursuant to the terms of an Underwriting Agreement, dated May __, 1999 (the "Underwriting Agreement"), between the Depositor and the Underwriter. The Purchase Agreement, the Pooling and Servicing Agreement and the Underwriting Agreement together, are hereinafter collectively referred to as the "Agreements". Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreements.

                  The undersigned is a duly appointed Authorized Agent of Salomon Brothers Realty Corp. and hereby certifies after reasonable investigation that:

         1. There is not any other agreement that modifies or supplements the agreements expressed in the Agreements and other documents to which the Opinion Letter relates and that renders any of the opinions expressed in the Opinion Letter inconsistent with such documents as so modified or supplemented. The undersigned has not acquired and does not presently intend to acquire at any time any ownership interest in the Mortgage Loans or the Certificates or any other economic interest in or obligation with respect to the Mortgage Loans or the Certificates, except as described in the Agreements.

         2. The transfer of the Mortgage Loans by the undersigned pursuant to the Mortgage Loan Purchase Agreement was intended to be a sale in which the undersigned received new value and consideration constituting reasonably equivalent value and fair consideration for the Mortgage Loans.

         3. The undersigned was solvent at all relevant times prior to, was not rendered insolvent by, had a valid business reason for and did not have any intent to hinder, delay or defraud any of the undersigned's creditors in connection with the transfer of the Mortgage Loans by the undersigned pursuant to the Mortgage Loan Purchase Agreement.

         4. Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the undersigned will report the transfer of the Mortgage Loans by the undersigned to the Depositor pursuant to the Mortgage Loan Purchase Agreement as a sale of the Mortgage Loans. The undersigned has been advised by, or has confirmed with, its independent public accountants that such transfer can be so reported under GAAP.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of May __, 1999.


                                                SALOMON BROTHERS REALTY CORP.


                                                By:____________________________
                                                Name:
                                                Title:  Authorized Agent

                                                                       EXHIBIT 3

                   [FORM OF OPINION OF COUNSEL TO THE SELLER]

                                                                       EXHIBIT 4

                [FORM OF OFFICER'S CERTIFICATE OF THE ORIGINATOR]

                  I, __________________ hereby certify that I am the duly appointed __________________________ of New Century Mortgage Corporation, a California corporation (the "Company"), and further certify, on behalf of the Company, as follows:

                  1. Attached hereto as Attachment I is a true and correct copy of the Articles of Incorporation and By-laws of the Company as in full force and effect on the date hereof. Attached hereto as Attachment II is a certificate of good standing, dated May __, 1999, issued by the State of California with respect to the Company. No event has occurred since the date thereof that has affected the good standing of the Company under the laws of the State of California.

                  2. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Company which, if adversely determined, individually or in the aggregate, would materially and adversely affect the Company's ability to perform its obligations under the Mortgage Loan Purchase Agreement, dated May __, 1999 (the "Mortgage Loan Purchase Agreement"), among the Company, Salomon Brothers Mortgage Securities VII, Inc. (the "Purchaser") and Salomon Brothers Realty Corp. (the "Seller") or the Pooling and Servicing Agreement, dated as of April 1, 1999 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") as depositor, the Company as master servicer and Norwest Bank Minnesota, National Association as trustee. No proceedings looking toward merger, consolidation or liquidation, dissolution or bankruptcy of the Company are pending or contemplated.

                  3. Each person who, as an officer or representative of the Company, signed the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement and any other document delivered prior hereto or on the date hereof in connection with the transactions contemplated by the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement was at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  4. Each of the Mortgage Loans referred to in the Mortgage Loan Purchase Agreement was originated in accordance with Section 6(xx) of the Mortgage Loan Purchase Agreement.

                  5. Attached hereto as Attachment III is a true and correct copy of the resolutions duly adopted by the Board of Directors of the Company on May __, 1999 (the "Resolutions") with respect to the transactions contemplated by the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement; said Resolutions have not been amended or modified, annulled or revoked and are in full force and effect on the date hereof.

                  6. All of the representations and warranties of the Company contained in the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement are true and correct in all material respects as of the Closing Date, and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Mortgage Loan Purchase Agreement or an Event of Default under the Pooling and Servicing Agreement.

                  7. The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

                  8. The information contained in the Prospectus Supplement, dated May __, 1999 including, but not limited to, information contained in the data file, specifically for use in the preparation of the Prospectus Supplement, relating to the Mortgage Loans and its loan portfolio, specifically the information, in the summary under the subheadings "Summary of Prospectus Supplement--The Mortgage Loans", "Risk Factors," "The Mortgage Pool" and "Pooling and Servicing Agreement--New Century Mortgage Corporation" is true and accurate and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  9. The Company has performed all of its duties and has satisfied all of the material conditions on its part to be performed or satisfied prior to the Closing Date.

                  10. Capitalized terms used but not defined herein shall have the meanings assigned in the Mortgage Loan Purchase Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated:   May __, 1999

                                            By:
                                               --------------------------
                                            Name:
[Seal]                                      Title:





                  I, ____________________________, an [Assistant] Secretary of
New Century Mortgage Corporation, hereby certify that __________________ is the duly appointed, qualified and acting _______________________ of New Century Mortgage Corporation and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:   May __, 1999

                                            By:
                                               --------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT 5

                   [FORM OF OPINION OF COUNSEL FOR ORIGINATOR]

                                                  May __, 1999



Salomon Smith Barney Inc.
390 Greenwich Street, 4th Floor
New York, New York 10013

Salomon Brothers Mortgage
Securities VII, Inc.
390 Greenwich Street, 4th Floor
New York, New York 10013


                  Re: Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-Through
                           Certificates, Series 1999-3
                           ----------------------------------------------

Ladies and Gentlemen:

         I have acted as counsel to New Century Mortgage Corporation, a California corporation (the "Company"), in connection with the sale of certain mortgage loans, previously sold by the Company to Salomon Brothers Realty Corp. (the "Seller") to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") pursuant to a Mortgage Loan Purchase Agreement, dated May __, 1999 (the "Purchase Agreement"), among the Company, the Seller and the Depositor. Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-3 will be issued pursuant to the Pooling and Servicing Agreement, dated as of April 1, 1999 (the "Pooling Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., the Company, Ameriquest Mortgage Company, Long Beach Mortgage Company, New Century Mortgage Corporation and Norwest Bank Minnesota, National Association. Capitalized terms not otherwise defined herein have the meanings set forth in the Pooling Agreement.

         In connection with rendering this opinion letter, I, or attorneys working under my direction, have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

         A.       The Purchase Agreement;
         B.       The Pooling Agreement;
         C. The Company's Certificate of Incorporation and Bylaws, as amended to date; and

         D. Resolutions adopted by the Board of Directors of the Company with specific reference to actions relating to the transactions covered by this opinion.

For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Company, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

         On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

         1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of California with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Company has the corporate power and authority to execute, deliver, and perform its obligations under the Purchase Agreement and the Pooling Agreement.

         2. The Purchase Agreement and the Pooling Agreement has been duly and validly authorized, executed and delivered by the Company.

         3. The Purchase Agreement and the Pooling Agreement constitute valid, legal and binding obligations of the Company, enforceable against the Company in accordance with its terms.

         4. No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Company of the Purchase Agreement or the Pooling Agreement or the consummation of the transactions contemplated by the Purchase Agreement or the Pooling Agreement, except for those consents, approvals, authorizations or orders which previously have been obtained.

         5. The fulfillment of the terms of or the consummation of the transactions contemplated in the Purchase Agreement or the Pooling Agreement will not result in a breach of any term or provision of the Certificate of Incorporation or By-laws of the Company, or, to the best of my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Company is a party or by which it is bound, (ii) any State of California or federal statute or regulation applicable to the Company, or (iii) any order of any State of California or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company, except in any such case where the default, breach or violation would not have a material adverse effect on the

Company or its ability to perform its obligations under the Purchase Agreement or the Pooling Agreement.

         6. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement or the Pooling Agreement, which seeks to prevent the consummation of any of the transactions contemplated in the Purchase Agreement or the Pooling Agreement or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase Agreement or the Pooling Agreement.

         7. No information has come to my attention that causes me to believe that the information contained in the Prospectus Supplement, dated May __, 1999, relating to the Company, its financial condition, its underwriting standards and its loan portfolio, specifically the information in the "Summary of the Prospectus Supplement--The Mortgage Loans," "Risk Factors," "The Mortgage Pool," and "Pooling and Servicing Agreement--New Century Mortgage Corporation" contained an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

         A. I have assumed that all parties to the Purchase Agreement and the Pooling Agreement other than the Seller have all requisite power and authority to execute, deliver and perform their respective obligations under the Purchase Agreement and the Pooling Agreement, and that the Purchase Agreement and the Pooling Agreement have been duly authorized by all necessary corporate actions on the part of such parties, has been executed and delivered by such parties and constitutes the legal, valid and binding obligations of such parties.

         B. My opinion expressed in paragraph 3 above is subject to the qualifications that the enforceability of the Purchase Agreement and the Pooling Agreement may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Purchase Agreement or the Pooling Agreement and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought.

         I express no opinion as to whether the courts of the United States located in California or state courts of California would respect or enforce any contractual provision regarding choice of law, selection of forum or waiver of a jury trial.

         This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon.

         I am admitted to practice in the State of California, and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of California and the Federal laws of the United States of America.

                                                     Very truly yours,

                                                                       EXHIBIT 6

         References to percentage of the Mortgage Loans as set forth in this
Exhibit 6, unless otherwise noted, are calculated based on the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

         On the Cut-off Date, the Mortgage Loans complied with the following conditions:

         (i) no less than _____% of the Mortgage Loans have a risk grade of A+, A+MO, A- or A-MO, no more than _____% of such loans have a risk grade of B and no more than _____% of such loans have a risk grade of C, C- or C-HS;

         (ii) any Mortgage Loan with a loan-to-value ratio between ______% and _____% have a risk grade of A+, A+MO, A-, A-MO or B;

         (iii) the weighted average loan-to-value ratio for each of the Mortgage Loans at origination is approximately _____%;

         (iv) the maximum percentage concentration of Mortgage Loans secured by mortgaged properties in any one zip code is approximately _____%;

         (v) approximately _____% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge within a specified period as provided in the related Mortgage Note not in excess of 5 years;

         (vi) the Mortgage Loans have a weighted average Mortgage Rate equal to approximately _____% per annum and a weighted average Gross Margin equal to approximately _____% per annum. The Mortgage Loans are not subject to negative amortization and do not provide for graduated payments. None of the Mortgage Loans are convertible to a fixed mortgage interest rate. None of the Mortgage Loans are subject to temporary buydown agreements. Each of the Mortgage Loans is fully-amortizing. Except with respect to approximately ____% of Mortgage Loans, by outstanding principal balance as of the Cut-off Date, none of the Mortgage Loans provides for the payment of a balloon payment.

                                   EXHIBIT E-1
                                   -----------


                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)



Loan Information
----------------

         Name of Mortgagor: ________________________

         Master Servicer
         Loan No.:          ________________________

Trustee/Custodian
-----------------

         Name:          ________________________

         Address:           ________________________
                            ________________________


         Trustee/Custodian
         Mortgage File No.: ________________________

DEPOSITOR

         Name:          SALOMON BROTHERS MORTGAGE
                            SECURITIES VII, INC.

         Address:           ________________________
                            ________________________


         Certificates:      Floating Rate Mortgage Pass-Through
                            Certificates, Series 1999-3.

          The undersigned Master Servicer hereby acknowledges that it has received from _______________________, as Trustee for the Holders of Floating Rate Mortgage Pass-Through Certificates, Series 1999-3, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of April 1, 1999, among the Trustee, the Deposi tor and the Master Servicers (the "Pooling and Servicing Agreement").

( ) Promissory Note dated _______________, 19__, in the original principal sum of $__________, made by _____________________, payable to, or endorsed to the order of, the Trustee.

( )  Mortgage recorded on _________________________ as instrument no.
     ____________________ in the County Recorder's Office of the County of
     _________________, State of __________________ in book/reel/docket
     _________________ of official records at page/image _____________.

( )  Deed of Trust recorded on ___________________ as instrument no.
     ________________ in the County Recorder's Office of the County of
     _________________, State of ____________________ in book/reel/docket
     _________________ of official records at page/image ______________.

( )  Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
     ___________________ as instrument no. _________ in the County Recorder's Office of the County of _______________, State of _______________________
     in book/reel/docket ____________ of official records at page/image
     ____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( )  ________________________________________________

( )  ________________________________________________

( )  ________________________________________________

( )  ________________________________________________

          The undersigned Master Servicer hereby acknowledges and agrees as follows:

          (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

Dated:

                                [MASTER SERVICER]

                                 By:________________________
                                 Name:
                                 Title:

                                   EXHIBIT E-2
                                   -----------


                               REQUEST FOR RELEASE
                          [Mortgage Loans Paid in Full]

                     OFFICERS' CERTIFICATE AND TRUST RECEIPT
                FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1999-3


____________________________________________________ HEREBY CERTIFIES THAT
HE/SHE IS AN OFFICER OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER:_______________             BORROWER'S NAME:_______________________

COUNTY:____________________

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE COLLECTION ACCOUNT PURSUANT TO SECTION
3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.


____________________________                        DATED:_____________________

/ /   VICE PRESIDENT

/ /   ASSISTANT VICE PRESIDENT

                                   EXHIBIT E-3
                                   -----------

                        REQUEST FOR RELEASE OF DOCUMENTS

To:  Norwest Bank Minnesota, N.A.
     1015 10th Avenue S.E.
     Mpls., MN  55414
     Attn: Inventory Control

     Re: Pooling and Servicing Agreement, dated as of April 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Ameriquest Mortgage Company, Long Beach Mortgage Company, New Century Mortgage Corporation and Ocwen Federal Bank FSB as master servicers and Norwest Bank Minnesota, N.A., as Trustee
          ---------------------------------------------------------------------

     In connection with the administration of the Mortgage Loans held by you as Trustee for the Certificateholders pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Trustee's Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------


Reason For Requesting Documents (check one):
-------------------------------

______    1.   Mortgage Paid in Full

          WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENT, WHICH ARE REQUIRED TO BE DEPOSITED IN THE COLLECTION ACCOUNT PURSUANT TO SECTION 3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.

______     2.   Foreclosure
______     3.   Substitution
______     4.   Other Liquidation (Repurchases, etc.)
______     5.   Nonliqudiation

                               Reason:________________________
                               By:__________________________________
                                              (authorized signer)
                               Issuer:______________________________
                               Address:_____________________________

                               Date:________________________________

Trustee (as Custodian)
----------------------
Norwest Bank Minnesota, N.A.
Please acknowledge the execution of the above request by your signature and date below:

_____________________________________                       ____________________
Signature                                                   Date


Documents returned to Trustee:


_____________________________________                       ____________________
Trustee                                                                Date

                                   EXHIBIT F-1
                                   -----------


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                     [Date]


[Trustee]
______________________
______________________



[Certificate Registrar]
______________________
______________________



           Re:  Salomon Brothers Mortgage Securities VII, Inc.,
                Floating Rate Mortgage Pass-Through Certificates, Series 1999-3, Class ___, Representing a ___% Class ___ Percentage Interest
                ----------------------------------------------------------------

Ladies and Gentlemen:

          In connection with the transfer by ________________ (the "Transferor") to ________________ (the "Transferee") of the captioned mortgage pass-through certificates (the "Certificates"), the Transferor hereby certifies as follows:

          Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the "1933 Act"), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto. The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Pooling and Servicing Agreement, dated as of April 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Ameriquest Mortgage Company, Long Beach Mortgage Company, New Century Mortgage Corporation and

Ocwen Federal Bank FSB as Master Servicers and Norwest Bank Minnesota, National Association as Trustee (the "Pooling and Servicing Agreement"), pursuant to which Pooling and Servicing Agreement the Certificates were issued.

          Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

                                   Very truly yours,

                                   [Transferor]

                                   By:______________________
                                   Name:
                                   Title:

                    FORM OF TRANSFEREE REPRESENTATION LETTER


                                                [Date]


[Trustee]
______________________
______________________



[Certificate Registrar]
______________________
______________________



          Re:  Salomon Brothers Mortgage Securities VII, Inc.,
               Floating Rate Mortgage Pass-Through Certificates, Series 1999-3, Class ___, Representing a ___% Class ___ Percentage Interest
               ----------------------------------------------------------------

Ladies and Gentlemen:

          In connection with the purchase from ______________________ (the "Transferor") on the date hereof of the captioned trust certificates (the "Certificates"), _______________ (the "Transferee") hereby certifies as follows:

          1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "1933 Act") and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          2. The Transferee has been furnished with all information regarding
     (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement referred to below, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

          All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement, dated as of April 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Ameriquest Mortgage Company, Long Beach Mortgage Company, New Century Mortgage Corporation and Ocwen Federal Bank FSB as Master Servicers and Norwest Bank Minnesota, National Association as Trustee, pursuant to which the Certificates were issued.


                                  [TRANSFEREE]

                                  By:__________________________
                                  Name:
                                  Title:

                                                          ANNEX 1 TO EXHIBIT F-1
                                                          ----------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [For Transferees Other Than Registered Investment Companies]

          The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Norwest Bank Minnesota, National Association as Trustee, with respect to the mortgage pass-through certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the "Transferee").

          2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $______________________1 in securities (except for the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
144A) and (ii) the Transferee satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___ BANK. The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

     ___ SAVINGS AND LOAN. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least

__________________-
1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

          $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

     ___  BROKER-DEALER. The Transferee is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934.

     ___ INSURANCE COMPANY. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA PLAN. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ INVESTMENT ADVISOR. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

          3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

          5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

   ___    ___    Will the Transferee be purchasing the Certificates

   Yes    No     only for the Transferee's own account?

          6. If the answer to the foregoing question is "no", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

          7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:

                                                  _____________________________
                                                  Print Name of Transferee


                                                  By:__________________________
                                                  Name:
                                                  Title:

                                                          ANNEX 2 TO EXHIBIT F-1
                                                          ----------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [For Transferees That Are Registered Investment Companies]


          The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Norwest Bank Minnesota, National Association, as Trustee, with respect to the mortgage pass-through certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the "Adviser").

          2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used.

____ The Transferee owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,

(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

          6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:

                                 _______________________________________
                                 Print Name of Transferee or Advisor


                                 By:____________________________________
                                 Name:
                                 Title:


                                 IF AN ADVISER:

                                 ________________________________________
                                 Print Name of Transferee

                    FORM OF TRANSFEREE REPRESENTATION LETTER


          The undersigned hereby certifies on behalf of the purchaser named below (the "Purchaser") as follows:

          1. I am an executive officer of the Purchaser.

          2. The Purchaser is a "qualified institutional buyer", as defined in Rule 144A, ("Rule 144A") under the Securities Act of 1933, as amended.

          3. As of the date specified below (which is not earlier than the last day of the Purchaser's most recent fiscal year), the amount of "securities", computed for purposes of Rule 144A, owned and invested on a discretionary basis by the Purchaser was in excess of $100,000,000.


Name of Purchaser _____________________________________________________________

By:      (Signature)___________________________________________________________

Name of Signatory _____________________________________________________________

Title _________________________________________________________________________

Date of this certificate ______________________________________________________

Date of information provided in paragraph 3 ___________________________________

                                   EXHIBIT F-2
                                   -----------


                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK            )
                             : ss.:
COUNTY OF NEW YORK           )


          __________________________ , being duly sworn, deposes, represents and warrants as follows:

          1. I am a ______________________ of _____________________ (the
"Owner") a corporation duly organized and existing under the laws of ______________, the record owner of Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass- Through Certificates, Series 1999-3, [Class R-I] [and Class R-II][Class R-III] (the "Class R Certificates"), on behalf of whom I make this affidavit and agreement. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificates were issued.

          2. The Owner (i) is and will be a "Permitted Transferee" as of ____________________, 199___ and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

          3. The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that each of the Class R Certificates may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.

          4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if, at any time during the taxable year of the pass-through entity, a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. The Owner is aware that the Trustee will not register the transfer of any Class R Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

          7. The Owner's taxpayer identification number is ___________________.

          8. The Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.02(d) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          9. The Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

          10. The Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

          11. The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

          12. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

          13. The Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

          14. The Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificate were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

          15. The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remains outstanding; and (iii) is not a "Permitted Transferee".

          16. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States may be included in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          [17. The Owner of the Class R-III Certificate, hereby agrees that in the event that the Trust Fund created by the Pooling and Servicing Agreement is terminated pursuant to Section 9.01 thereof, the undersigned shall assign and transfer to the Holders of the Class CE Certificates any amounts in excess of par received in connection with such termination. Accordingly, in the event of such termination, the Trustee is hereby authorized to withhold any such amounts in excess of par and to pay such amounts directly to the Holders of the Class CE Certificates. This agreement shall bind and be enforceable against any successor, transferee or assigned of the undersigned in the Class R-III Certificate. In connection with any transfer of the Class R-III Certificate, the Owner shall obtain an agreement substantially similar to this clause from any subsequent owner.]

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of __________, 199___.

                                     [OWNER]


                                     By:__________________________________
                                     Name:
                                     Title:     [Vice] President


ATTEST:


By:_____________________________
Name:
Title:   [Assistant] Secretary




          Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of __________, 199___.



                                             __________________________
                                                     Notary Public


                                             County of ________________________
                                             State of _________________________

                                             My Commission expires:

                          FORM OF TRANSFEROR AFFIDAVIT

STATE OF NEW YORK           )
                                    : ss. :
COUNTY OF NEW YORK )


          __________________________ , being duly sworn, deposes, represents and warrants as follows:


1.   I am a ____________________ of ___________________________ (the "Owner"), a
corporation duly organized and existing under the laws of ______________, on behalf of whom I make this affidavit.

          2. The Owner is not transferring the [Class R-I][Class R-II][Class R-III] (the "Residual Certificates") to impede the assessment or collection of any tax.

          3. The Owner has no actual knowledge that the Person that is the proposed transferee (the "Purchaser") of the Residual Certificates: (i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Residual Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificates remain outstanding and (iii) is not a Permitted Transferee.

          4. The Owner understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F-2. The Owner does not know or believe that any representation contained therein is false.

          5. At the time of transfer, the Owner has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they became due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such an investigation.

          6. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of ___________, 199___.

                                     [OWNER]


                                     By:________________________________
                                     Name:
                                     Title:       [Vice] President


ATTEST:


By:______________________________
Name:
Title:   [Assistant] Secretary




          Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of __________, 199___.



                                                  __________________________
                                                      Notary Public


                                                  County of ________________
                                                  State of _________________

                                                  My Commission expires:

                                    EXHIBIT G
                                    ---------


            FORM OF CERTIFICATION WITH RESPECT TO ERISA AND THE CODE

                                                  _____________, 199__

Salomon Brothers Mortgage           Long Beach Mortgage Company
  Securities VII, Inc.              1100 Town & Country Road
390 Greenwich Street, 4th Floor     Orange, California 92868
New York, New York  10013

Ameriquest Mortgage Company         New Century Mortgage Corporation
1100 Town & Country Road            18400 Von Karman, Suite 1000
Orange, California  92868           Irvine, California 92612

Ocwen Federal Bank FSB              Norwest Bank Minnesota, National Association
1675 Palm Beach Lakes Boulevard     Sixth Street and Marquette Avenue
West Palm Beach, Florida 33401      Minneapolis, Minnesota 55479


           Re:  Salomon Brothers Mortgage Securities VII, Inc.
                Floating Rate Mortgage Pass-Through Certificates,
                Series 1999-3, Class ___
                -------------------------------------------------

Dear Sirs:

          __________________________________ (the "Transferee") intends to acquire from _____________________ (the "Transferor") $____________ Initial
Certificate Principal Balance of Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass- Through Certificates, Series 1999-3, Class ___ (the "Certificates"), issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of April 1, 1999 among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company, Long Beach Mortgage Company, New Century Mortgage Corporation and Ocwen Federal Bank FSB as master servicers (the "Master Servicers") and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicers that the following statements in either (1) or (2) are accurate:

     _____ (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of

     ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation at 29 C.F.R. ss. 2510.3-101; or

     _____ (2) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
     Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicers to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and each of the following statements are accurate: (a) the Transferee is an insurance company; (b) the source of funds used to purchase such Certificates is an "insurance company general account" (as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL); (c) the conditions set forth in PTCE 95-60 have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Transferee are exempt under PTCE 95-60; and (d) there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by he same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of the Certificates.

                                Very truly yours,


                                ____________________________________

                                By:_________________________________
                                Name:
                                Title:

                                    EXHIBIT H
                                    ---------


                           FORM OF CUSTODIAL AGREEMENT

                               CUSTODIAL AGREEMENT


                  THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of April 1, 1999, by and among NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), AMERIQUEST MORTGAGE COMPANY (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, "Ameriquest"), LONG BEACH MORTGAGE COMPANY (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, "Long Beach"), OCWEN FEDERAL BANK FSB (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, "Ocwen"; collectively with Ameriquest and Long Beach, the "Master Servicers"), SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. (the "Depositor") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                          W I T N E S S E T H  T H A T :
                          - - - - - - - - - -  - - - -

                  WHEREAS, the Master Servicers, the Trustee and the Depositor have entered into a Pooling and Servicing Agreement, dated as of April 1, 1999, relating to the issuance of Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-3 (as in effect on the date of this Agreement, the "Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

                  WHEREAS, the Custodian has agreed to act as bailee for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicers and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement or in Appendix A hereto, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

                  Section 2.1. CUSTODIAN TO ACT AS AGENT; ACCEPTANCE OF MORTGAGE FILES. The Custodian, as the duly appointed agent and bailee of the Trustee for these purposes, hereby accepts the agency contemplated hereunder and acknowledges receipt as of the Closing Date of the documents listed in Section 2.1(a) and (b) and, as bailee for the Trustee, agrees to verify receipt of the following documents pertaining to each of the Mortgage Loans identified on the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement listed in
Section 2.1(c), (d), (e) and (f) in accordance with Section 2.2 hereof:

                         (a) the original Mortgage Note, endorsed in one of the
                  following forms: (i) in blank, (ii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee, without recourse," (ii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3, without recourse" or (iii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1, without recourse, in each case with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing in the form as provided above;

                         (b) the original Mortgage with evidence of recording
                  thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                         (c) an original Assignment of the Mortgage executed in
                  one of the following forms: (i) in blank, (ii) "Norwest Bank Minnesota, National Association, as Trustee", (iii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996- LB3" or (iv) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1";

                         (d) the original recorded Assignment or Assignments of
                  the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee or in blank as contemplated by the immediately preceding clause (c);

                         (e) the original or copies of each assumption,
                  modification, written assurance or substitution agreement, if any; and

                         (f) the original lender's title insurance policy,
                  together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

                  In furtherance of facilitating the acknowledgement of such receipt by the Custodian, the Trustee hereby instructs the Custodian to cause the endorsement or execution, as the case may be, of the documents listed in
Section 2.1(a) and (c) to be completed by the Custodian in the forms prescribed by Section 2.1(a) and (c).

                  Each Master Servicer (in its capacity as Originator) shall promptly (and in no event later than thirty (30) Business Days after receipt of an Assignment from the Custodian, subject to extension upon a mutual agreement between the related Master Servicer and the Trustee, following the later of the Closing Date and the date of receipt by the related Master Servicer of the recording information for a Mortgage) submit or cause to be submitted for recording, at the expense of the related Master Servicer and at no expense to the Depositor, the Custodian, the Trust Fund or the Trustee, in the appropriate public office for real property records, each Assignment referred to in Sections 2.1(c) and (d) above that it shall have received from the Custodian and shall execute each original Assignment in one of the following forms: (i) "Norwest Bank Minnesota, National Association, as Trustee", (ii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3" or (iii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1". In the case of any Assignment received by the Custodian in blank, the Custodian shall complete each assignment in accordance with either (i), (ii) or (iii) above, as applicable by stamping it with a stamp provided by the related Master Servicer at such Master Servicer's expense. The Custodian shall deliver each Assignment to the related Master Servicer as soon as possible following the Closing Date to enable the related Master Servicer to record such Assignments. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the related Master Servicer (in its capacity as Originator) shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

                  Notwithstanding anything to the contrary contained in this
Section 2.1, in those instances where either (x) the public recording office has not returned the original Mortgage, power of attorney or Assignment or (y) the public recording office retains the original Mortgage, power of attorney or Assignment after it has been recorded or such document has been lost, the obligations of the Depositor hereunder shall be deemed to have been satisfied upon (1) delivery by the

Depositor, the related Master Servicer or the Trustee to the Custodian of a copy of such Mortgage, power of attorney or Assignment certified by the related Master Servicer in the case of (x) above or the public recording office in the case of (y) above to be a true and complete copy of the recorded original thereof and (2) if such copy is certified by the related Master Servicer delivery to the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the public recording office to be a true and complete copy of the original. Upon delivery to the Depositor, the related Master Servicer or the Trustee (x) by the public recording office of any recorded original Mortgage, power of attorney or Assignment or (y) by a title insurance or escrow company of any lender's title insurance policy, the Depositor, the related Originator or the Trustee, as the case may be, promptly shall (and in no event later than five Business Days following such receipt) deliver such document to the Custodian. The Depositor shall deliver or cause to be delivered to the Custodian promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan. All Mortgage Loan documents held by the Custodian as to each Mortgage Loan shall hereinafter be referred to as the "Mortgage File".

                  In the event that document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Custodian.

                  In the event of any failure of any party to deliver any document as provided above, the Custodian shall give prompt written notice of such failure to the other parties to this Agreement. Once the Custodian has given notice of such failure it is to continue to hold the Mortgage Loan and Mortgage File unless otherwise directed.

                  The parties hereto agree and acknowledge that prior to the transfer and sale of the Mortgage Loans pursuant to the related Mortgage Loan Purchase Agreement, all Mortgage Loan documents delivered to the Custodian for the benefit of the Depositor and the possession by the Custodian of such Mortgage Loan Documents shall be at the will of the Depositor and such possession by the Custodian shall be in a custodial capacity only.

                  Section 2.2. REVIEW OF MORTGAGE FILES. The Custodian agrees, for the benefit of the Trustee and the Certificateholders, to review each Mortgage File within 5 days after receipt of such Mortgage File (but in no event later than two Business Days prior to the Closing Date) and to certify in substantially the form attached hereto as Exhibit One that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.1(e)) required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it and are not mutilated, torn or defaced unless initialed by the related borrower and relate to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii), (vi), (ix), (x), (xiii), (xv) and
(xvii) through (xx) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Custodian is under no duty or obligation
(i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or (ii) to determine whether any Mortgage File should include any of the documents specified in clause (e) of Section 2.1.

                  The Mortgage Files will be delivered to the Custodian not less than 2 days prior to the Closing Date.

                  Prior to the first anniversary date of this Agreement the Custodian shall deliver to the Trustee, the Depositor and the related Master Servicer a final certification in the form annexed hereto as Exhibit Two evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

                  If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Custodian shall so notify the Trustee, the Depositor and the related Master Servicer.

                  Section 2.3. NOTIFICATION OF DEFECTS. Upon discovery by the Custodian of a defect with respect to a Mortgage File (including without limitation a missing or defective document contained therein), the Custodian shall give prompt written notice specifying such defect to the Trustee.

                  Section 2.4. RELEASE OF MORTGAGE FILES. Upon (i) the payment in full of any Mortgage Loan, or (ii) the purchase or repurchase of any Mortgage Loan pursuant to Section 2.03 and Section 9.01 of the Pooling and Servicing Agreement, or (iii) substitution of a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, and upon receipt by the Custodian of a certificate signed by a Servicing Officer stating that all amounts required by the Pooling and Servicing Agreement in connection with such payment, repurchase or substitution have been deposited in the Collection Account pursuant to Section 3.10 of the Pooling and Servicing Agreement, the Custodian shall promptly release the related Mortgage File to the Depositor or the related Master Servicer, as the case may be.

                  From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, the Custodian, shall, upon request of the related Master Servicer and delivery to the Custodian of a Request for Release, release the related Mortgage File to the related Master Servicer. Such Request for Release shall obligate the related Master Servicer to return each and every document previously requested from the Mortgage File to the Custodian when the need therefor by the related Master Servicer no longer exists, unless: (i) the Mortgage Loan has been liquidated and the Liquid ation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account; or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the related Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was deliv ered and the purpose or purposes of such delivery. The related Master Servicer shall hold such Mortgage Files in its possession in trust for the benefit of the Certificateholders. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Property, the related Mortgage File shall be released by the Custodian to the related Master Servicer.

                  The Custodian shall, at the expense of any Certificateholder and upon such Certificateholder's request, provide a written report to such Certificateholder of all Mortgage Files released to the related Master Servicer for servicing purposes.

                  Section 2.5. AUDIT AND EXAMINATION OF MORTGAGE FILES. Within 48 hours notice to the Custodian, the Trustee, the Master Servicers, the Depositor or any agent of any of them will be permitted, during the normal business hours of the Custodian, to examine the Mortgage Files, documents, records and other papers in possession of or under the control of the Custodian relating to any or all of the Mortgage Loans.

                  Section 2.6. COPIES OF MORTGAGE FILES. Within 48 hours notice request of the Trustee, the Master Servicers or the Depositor, the Custodian shall provide to the Trustee, the Master Servicers or the Depositor, as the case may be, copies of the documents which constitute the Mortgage Files. The Trustee shall pay all reasonable costs and expenses incurred by the Custodian in preparing such copies, which shall be in accordance with the Custodian's then-current fee schedule.

                  Section 2.7. SAFEKEEPING. The Custodian shall segregate the Mortgage Files from all other mortgages and mortgage notes and similar records in its possession, and agrees to hold the Mortgage Files on behalf of the Trustee for the use and benefit of all present and future Certificateholders and to maintain accurate records pertaining to each Mortgage Note and Mortgage in the Mortgage Files as will enable the Trustee to comply with the terms and conditions of the Pooling and Servicing Agreement, and at all times to maintain a current inventory thereof and to con duct periodic physical shelf inventories of the Mortgage Files held by it under this Agreement in such a manner as shall enable the Trustee to verify the accuracy of such inventory and record keeping. The Custodian will promptly report to the Trustee any failure on its part to hold the Mortgage Files as herein provided and promptly take appropriate action to remedy any such failure.

                  Section 2.8. ADMINISTRATION; REPORTS. In general, the Custodian shall provide the Trustee with notification of any change in status of any Mortgage File. In addition, the Custodian shall assist the other parties hereto, who are preparing routine reports to Certificateholders, at the request of any such party, or to regulatory bodies, to the extent necessitated by the Custodian's custody of the Mortgage Files.


                                   ARTICLE III

                            Concerning the Custodian

                  Section 3.1. CUSTODIAN AS BAILEE OF THE TRUSTEE. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian hereby agrees to act as the bailee of the Trustee, and to hold such documents, in trust, for the exclusive use and benefit of all present and future Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Custodian may not delegate any of its duties hereunder without the prior written consent of the Trustee. The Custodian shall segregate and maintain all documents constituting the Custodian's Mortgage File received by it for the benefit of the Certificateholders in secure facilities in accordance with customary standards for such custody. The Mortgage Note and Assignment of Mortgage shall be maintained in secure fire resistant facilities. Except upon compliance with the provisions of Sec tion 2.4 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Depositor, or the related Master Servicer or otherwise released from the possession of the Custodian.

                  Section 3.2. INDEMNIFICATION. The parties hereto acknowledge that the Trustee, the Depositor and the Master Servicers shall not be liable for the acts of the Custodian hereunder. The Custodian agrees to indemnify the Trustee, the Depositor and the Master Servicers and any director, officer, employee or agent of the Trustee, the Depositor and the Master Servicers for, and to hold them harmless against, any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, incurred by them arising out of, or in connection with, any suit, claim or other action relating to the Custodian's performance of this Agreement. Such indemnification shall survive the termination or discharge of this Agreement, and the resignation or removal of the Custodian hereunder.

                  The Trustee agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, or because of the Custodian's negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any termination or assignment of this Custodial Agreement.

                  Section 3.3. CUSTODIAN MAY OWN CERTIFICATES. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                  Section 3.4. TRUSTEE TO PAY CUSTODIAN'S FEES AND EXPENSES. The Trustee covenants and agrees to pay to the Custodian monthly on each Distribution Date, and the Custodian shall be entitled to, a fee of 1/12 of _____% per annum multiplied by the aggregate Scheduled Principal Balance of the Mortgage Loans and any REO Properties as of the second preceding Due Date (or, in the case of the first Distribution Date, as of the Cut-off Date) as compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Trustee will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

                  Section 3.5. CUSTODIAN MAY RESIGN; TRUSTEE MAY REMOVE CUSTODIAN. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans by giving written notice thereof to the Depositor, the Master Servicers and the Trustee. Upon receiving such notice of resignation, the Trustee shall either: (1) take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicers, and the Custodian or (2) promptly appoint a successor Custodian by written instrument, in duplicate, which instrument shall be delivered to the resigning Custodian and to the successor Custodian. If the Trustee shall not have taken custody of the Mort gage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution or a trust company subject to supervision by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7.

                  Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicers of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor.

                  In the event of the removal or resignation of the Custodian, the Custodian shall transfer all files to the successor Custodian within 60 days after receipt of tender of notice of removal or resignation.

                  Section 3.6. MERGER OR CONSOLIDATION OF CUSTODIAN. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, provided such Person shall be able to satisfy the requirements in
Section 3.7, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 3.7. REPRESENTATIONS OF THE CUSTODIAN. The Custodian hereby represents that it is a depository institution or a trust company subject to supervision by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Mortgage File.

                  Section 3.8. LIABILITY OF THE CUSTODIAN. In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Custodial Agreement.

                  Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Custodial Agreement, except for its or their breach of its or their obligations hereunder, or by its or their own negligence, lack of good faith or willful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and reasonably believed by it or them to be within the purview of this Custodial Agreement, even if advised of the possibility of such damages.

                  Section 3.9. INSURANCE. The Custodian shall, at its own expense, maintain in full force and effect at all times during the existence of this Agreement the following:

                           (a)      fidelity insurance;
                           (b)      theft of documents insurance; and
                           (c)      errors and omissions insurance.

All such insurance shall be in amounts with standard coverage and subject to deductibles as is customary for insurance typically maintained by depository institutions or trust companies which act as custodians, which insurance may be self-insurance. The minimum coverage under any such insurance shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgage-Backed Securities Selling and Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide. The Custodian shall, upon written request, provide to the Depositor or the Trustee a copy of any policy or certificate of insurance required to be maintained by the Custo dian pursuant to this Agreement.


                                   ARTICLE IV

                            Miscellaneous Provisions

                  Section 4.1. NOTICES. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by first class mail, postage prepaid, or by express delivery ser vice, at the addresses shown on the signature page hereof, or such other address as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

                  Section 4.2. AUTHORIZED REPRESENTATIVES. Each representative of the Trustee, the Depositor, each Master Servicer and the Custodian who is named on Exhibit 4, Exhibit 5, Exhibit 6, Exhibit 7, Exhibit 8 and Exhibit 9 hereto, respectively (each, an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Depositor, the Trustee, the related Master Servicer and the Custodian, as the case may be. From time to time, the Depositor, the Trustee, each Master Servicer and the Custodian may, by delivering to the others a revised exhibit, change the information previously given, but each of the other parties hereto shall be entitled to rely conclusively on the last exhibit until receipt of a superseding exhibit.

                  Section 4.2. AMENDMENTS. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and none of the Depositor, the Master Servicers nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

                  Section 4.3. GOVERNING LAW. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

                  Section 4.4. COUNTERPARTS. For purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 4.5. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

                                              NORWEST BANK MINNESOTA,
                                              NATIONAL ASSOCIATION,
                                              as Trustee
Address:
Sixth & Marquette                             By:_______________________________
Minneapolis, Minnesota 55479                  Name:
                                              Title:

                                              CHASE BANK OF TEXAS, NATIONAL
                                              ASSOCIATION,
Address:                                      as Custodian
801 West Greens Road
Suite 200                                     By:_______________________________
Houston, Texas 77067                          Name:
Attention:  Denese Jones                      Title:

                                              AMERIQUEST MORTGAGE COMPANY
                                              as Master Servicer
Address:
1100 Town & Country Road, Suite 1100          By:_______________________________
Orange, California 92868                      Name:    Judith L. Hopkinson
                                              Title:   Executive Vice President

                                              LONG BEACH MORTGAGE COMPANY
                                              as Master Servicer
Address:
1100 Town & Country Road, Suite 1100          By:_______________________________
Orange, California 92868                      Name:
                                              Title:

                                              OCWEN FEDERAL BANK FSB
                                              as Master Servicer
Address:
1675 Palm Beach Lakes Blvd.,                  By:_______________________________
 Suite 1002,                                  Name:
West Palm Beach, Florida                      Title:

                                              SALOMON BROTHERS MORTGAGE
                                              SECURITIES VII, INC.,
                                              as Depositor
Address:
                                              By:_______________________________
390 Greenwich Street, 4th Floor               Name: Matthew R. Bollo
New York, New York 10013                      Title:  Assistant Vice President

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )


                  On the ___ day of May, 1999 before me, a notary public in and for said State, personally appeared Matthew R. Bollo, known to me to be an Assistant Vice President of Salomon Brothers Mortgage Securities VII, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        ---------------------------------------
                                                  Notary Public


[Notarial Seal]

STATE OF ____________________ )
                              ) ss.:
COUNTY OF ___________________ )


                  On the ___ day of May, 1999 before me, a notary public in and for said State, personally appeared ___________________, known to me to be a ____________________ of Ameriquest Mortgage Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                        ---------------------------------------
                                                  Notary Public


[Notarial Seal]

STATE OF ____________________ )
                              ) ss.:
COUNTY OF  __________________ )


                  On the ___ day of May, 1999 before me, a notary public in and for said State, personally appeared ___________________, known to me to be a ____________________ of Long Beach Mortgage Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                        ---------------------------------------
                                                  Notary Public


[Notarial Seal]

STATE OF FLORIDA  ____________ )
                               ) ss.:
COUNTY OF ____________________ )


                  On the ___ day of May, 1999 before me, a notary public in and for said State, personally appeared ___________________, known to me to be a ____________________ of Ocwen Federal Bank FSB, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                        ---------------------------------------
                                                  Notary Public


[Notarial Seal]

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


                  On the ___ day of May, 1999 before me, a notary public in and for said State, personally appeared ___________________, known to me to be an Officer of Norwest Bank Minnesota, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                        ---------------------------------------
                                                  Notary Public


[Notarial Seal]

STATE OF ____________________ )
                              ) ss.:
COUNTY OF ___________________ )


                  On the ___ day of May, 1999 before me, a notary public in and for said State, personally appeared ______________________, known to me to be a ___________________ of Chase Bank of Texas, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                        ---------------------------------------
                                                  Notary Public


[Notarial Seal]

                     EXHIBIT ONE TO THE CUSTODIAL AGREEMENT
                     --------------------------------------


                     FORM OF CUSTODIAN INITIAL CERTIFICATION


                                                May __, 1999



Salomon Brothers Mortgage           Norwest Bank Minnesota, National Association
Securities VII, Inc.                Sixth Street and Marquette Avenue
390 Greenwich Street, 4th Floor     Minneapolis, Minnesota 55479
New York, New York  10013

Ameriquest Mortgage Company         Ocwen Federal Bank FSB
1100 Town & Country Road            1675 Palm Beach Lakes Blvd., Suite 1002
Suite 1100                          West Palm Beach, Florida 7600
Orange, California 92868

Long Beach Mortgage Company
1100 Town & Country Road, Suite 1100
Orange, California 92868


          Re: Custodial Agreement, dated as of April 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc., Ameriquest Mortgage Company, Long Beach Mortgage Company, Ocwen Federal Bank FSB, Norwest Bank Minnesota, N.A. and Chase Bank of Texas, National Association, Floating Rate Mortgage Pass-Through Certificates, Series 1999-3

Ladies and Gentlemen:

                  In accordance with Section 2.2 of the above-referenced Custodial Agreement, the undersigned, as Custodian, hereby certifies, subject to the exceptions noted on the attached report, that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report as not being covered by this certification), it has reviewed the Mortgage File and determined that (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.1(e)) required to be delivered to it pursuant to the Custodial Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items
(i) through (iii), (vi), (ix), (x), (xiii), (xv), and

(xvii) through (xx) of the definition of "Mortgage Loan Schedule" in the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

                  The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clause (e) of Section 2.1 of the Custodial Agreement.

                  Capitalized words and phrases used herein shall have the meanings assigned to them in the above-captioned Custodial Agreement.

                                     CHASE BANK OF TEXAS, NATIONAL
                                     ASSOCIATION


                                     By:
                                        -----------------------------
                                     Name:
                                     Title:

                     EXHIBIT TWO TO THE CUSTODIAL AGREEMENT
                     --------------------------------------


                      FORM OF CUSTODIAN FINAL CERTIFICATION


                                              [Date]

Salomon Brothers Mortgage           Norwest Bank Minnesota, National Association
Securities VII, Inc.                Sixth Street and Marquette Avenue
390 Greenwich Street, 4th Floor     Minneapolis, Minnesota 55479
New York, New York  10013

Ameriquest Mortgage Company         Ocwen Federal Bank FSB
1100 Town & Country Road            1675 Palm Beach Lakes Blvd., Suite 1002
Suite 1100                          West Palm Beach, Florida 7600
Orange, California 92868

Long Beach Mortgage Company
1100 Town & Country Road, Suite 1100
Orange, California 92868

          Re: Custodial Agreement, dated as of March 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc., Ameriquest Mortgage Company, Norwest Bank Minnesota, N.A. and Chase Bank of Texas, National Association Floating Rate Mortgage Pass-Through Certificates, Series 1999-AQ1

Ladies and Gentlemen:

                  In accordance with Section 2.2 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), it has received:

                        [(a) the original Mortgage Note, endorsed in one of the following forms: (i) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee, without recourse," (ii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3, without recourse" or (iii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1, without recourse, in each case with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing in the form as provided above;]

                         (b)        the original Mortgage with evidence of
recording thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                        [(c)        an original Assignment of the Mortgage
executed in one of the following forms: (i) "Norwest Bank Minnesota, National Association, as Trustee", (ii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3" or (iii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1";]

                         (d)        the original recorded Assignment or
Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (c);

                         (e)        the original or copies of each assumption,
modification, written assurance or substitution agreement, if any; and

                         (f)        the original lender's title insurance
policy, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

                  The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  Capitalized words and phrases used herein shall have the meanings assigned to them in the above-captioned Custodial Agreement.

                                      CHASE BANK OF TEXAS, NATIONAL
                                      ASSOCIATION


                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                    EXHIBIT THREE TO THE CUSTODIAL AGREEMENT
                    ----------------------------------------

                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)



Loan Information
----------------

         Name of Mortgagor: __________________________________

         Master Servicer
         Loan No.:          __________________________________

TRUSTEE/CUSTODIAN

         Name:              __________________________________

         Address:           __________________________________


         Trustee/Custodian
         Mortgage File No.: __________________________________

DEPOSITOR

         Name:             SALOMON BROTHERS MORTGAGE
                           SECURITIES VII, INC.

         Address:          __________________________________


         Certificates:     Floating Rate Mortgage Pass-Through
                           Certificates, Series 1999-3

                  The undersigned Master Servicer hereby acknowledges that it has received from _______________________, as Trustee for the Holders of Floating Rate Mortgage Pass-Through Certificates, Series 1999-3, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of April 1, 1999, among the Trustee, the Depositor Ameriquest Mortgage Company, Long Beach Mortgage Company, Ocwen Federal Bank FSB and New Century Mortgage Corporation (the "Pooling and Servicing Agreement").

( ) Promissory Note dated _______________, 19__, in the original principal sum of $__________, made by _____________________, payable to, or endorsed to the order of, the Trustee.

(  ) Mortgage recorded on _________________________ as instrument no.
     ____________________ in the County Recorder's Office of the County of
     _________________, State of __________________ in book/reel/docket
     _________________ of official records at page/image _____________.

(  ) Deed of Trust recorded on ___________________ as instrument no.
     ________________ in the County Recorder's Office of the County of
     _________________, State of ____________________ in book/reel/docket
     _________________ of official records at page/image ______________.

(  ) Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
     ___________________ as instrument no. _________ in the County Recorder's Office of the County of _______________, State of _______________________
     in book/reel/docket ____________ of official records at page/image
     ____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( )   ____________________________________________________

( )   ____________________________________________________

( )   ____________________________________________________

( )   ____________________________________________________

                  The undersigned Master Servicer hereby acknowledges and agrees as follows:

                  (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

Dated:

                                     [MASTER SERVICER]

                                     By:
                                        ----------------------------------
                                     Name:
                                     Title:

                               REQUEST FOR RELEASE
                          [Mortgage Loans Paid in Full]

                     OFFICERS' CERTIFICATE AND TRUST RECEIPT
                FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1999-3


____________________________________________________ HEREBY CERTIFIES THAT
HE/SHE IS AN OFFICER OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER:   _____________________      BORROWER'S NAME:  ____________________

COUNTY:   __________________________

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH
SUCH
PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE COLLECTION
ACCOUNT PURSUANT TO SECTION 3.10 OF THE POOLING AND SERVICING
AGREEMENT, HAVE BEEN OR WILL BE CREDITED.


_____________________________              DATED:_____________________

/  /   VICE PRESIDENT

/  /   ASSISTANT VICE PRESIDENT

                     EXHIBIT FOUR TO THE CUSTODIAL AGREEMENT
                     ---------------------------------------

                     AUTHORIZED REPRESENTATIVES OF DEPOSITOR
                     ---------------------------------------

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



                     EXHIBIT FIVE TO THE CUSTODIAL AGREEMENT
                     ---------------------------------------

                      AUTHORIZED REPRESENTATIVES OF TRUSTEE
                      -------------------------------------

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



                     EXHIBIT SIX TO THE CUSTODIAL AGREEMENT
                     --------------------------------------

            AUTHORIZED REPRESENTATIVES OF AMERIQUEST MORTGAGE COMPANY
            ---------------------------------------------------------

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



                    EXHIBIT SEVEN TO THE CUSTODIAL AGREEMENT
                    ----------------------------------------

            AUTHORIZED REPRESENTATIVES OF LONG BEACH MORTGAGE COMPANY
            ---------------------------------------------------------

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



                    EXHIBIT EIGHT TO THE CUSTODIAL AGREEMENT
                    ----------------------------------------

              AUTHORIZED REPRESENTATIVES OF OCWEN FEDERAL BANK FSB
              ----------------------------------------------------

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



                     EXHIBIT NINE TO THE CUSTODIAL AGREEMENT
                     ---------------------------------------

                     AUTHORIZED REPRESENTATIVES OF CUSTODIAN
                     ---------------------------------------



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



                                   APPENDIX A


         "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of Maryland or the State of New York, or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

         "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any Master Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee may conclusively rely upon a certificate of the Depositor or any Master Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

         "Closing Date": May __, 1999.

         "Collection Account": The account or accounts created and maintained by each Master Servicer pursuant to Section 3.10(a), which shall be entitled as appropriate, "Ameriquest Mortgage Company, as a Master Servicer for Norwest Bank Minnesota, National Association, as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-3", "Long Beach Mortgage Company, as a Master Servicer for Norwest Bank Minnesota, National Association, as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-3", "Ocwen Federal Bank FSB, as a Master Servicer for Norwest Bank Minnesota, National Association, as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-3" or "New Century Mortgage Corporation, as a Master

Servicer for Norwest Bank Minnesota, National Association, as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-3". The Collection Account must be an Eligible Account.

         "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

         "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the applicable Master Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 9.01.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

         "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) of this Agreement, as held from time to time held as a part of REMIC I, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

         "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in REMIC I on such date, attached hereto as Schedule 1. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

                  (i) the related Originator's Mortgage Loan identifying number;

                  (ii)     the Mortgagor's name;

                  (iii) the street address of the Mortgaged Property including the state and zip code;

                  (iv) a code indicating whether the Mortgaged Property is owner-occupied;

                  (v) the type of Residential Dwelling constituting the Mortgaged Property;

                  (vi)     the original months to maturity;

                  (vii)    the Loan-to-Value Ratio at origination;

                  (viii) the Mortgage Rate in effect immediately following the Cut-off Date;

                  (ix) the date on which the first Monthly Payment was due on the Mortgage Loan;

                  (x)      the stated maturity date;

                  (xi) the amount of the Monthly Payment due on the first Due Date after the Cut-off Date;

                  (xii) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

                  (xiii)    the original principal amount of the Mortgage Loan;

                  (xiv) the Scheduled Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

                  (xv) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

                  (xvi) a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

                  (xvii) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate;

                  (xviii) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate;

                  (xix)    the Mortgage Rate at origination;

                  (xx) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap and the maximum first Adjustment Date Mortgage Rate adjustment;

                  (xxi)    a code indicating the documentation program;

                  (xxii) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date;

                  (xxiii) the risk grade;

                  (xxiv)  the Value of the Mortgaged Property; and

                  (xxv) the sale price of the Mortgaged Property, if applicable.

                  The Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

         "Mortgage Note": The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

         "Mortgagor": The obligor on a Mortgage Note.

         "Rating Agency or Rating Agencies": DCR and S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

         "REO Property": A Mortgaged Property acquired by the Master Servicer on behalf of REMIC I through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

         "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. With respect to any date of determination, 98% of all Voting Rights will be allocated among the holders of the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, 1% of all Voting Rights will be allocated to the holders of the Class P Certificates and 1/3 of 1% of all Voting Rights will be allocated among the holders of each Class of Residual Certificates. The Voting Rights allocated to each Class of Certificate shall be allocated among Holders of each such Class in accordance with their respective Percentage Interests as of the most recent Record Date.

                               CUSTODIAL AGREEMENT


                  THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of April 1, 1999, by and among NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), NEW CENTURY MORTGAGE CORPORATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer"), SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. (the "Depositor") and U.S. BANK NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                          W I T N E S S E T H  T H A T:
                          - - - - - - - - - -  - - - -

                  WHEREAS, the Master Servicer, Ameriquest Mortgage Company, Long Beach Mortgage Company, Ocwen Federal Bank FSB, the Trustee and the Depositor have entered into a Pooling and Servicing Agreement, dated as of April 1, 1999, relating to the issuance of Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-3 (as in effect on the date of this Agreement, the "Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

                  WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement or in Appendix A hereto, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

                  Section 2.1. CUSTODIAN TO ACT AS AGENT; ACCEPTANCE OF MORTGAGE FILES. The Custodian, as the duly appointed agent and bailee of the Trustee for these purposes, hereby accepts the agency contemplated hereunder and acknowledges receipt as of the Closing Date of the documents listed in Section 2.1(a) and (b) and, as agent for the Trustee, agrees to verify receipt of the following documents pertaining to each of the Mortgage Loans identified on the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement listed in
Section 2.1(c), (d), (e) and (f) in accordance with Section 2.2 hereof:

                         (a) the original Mortgage Note, endorsed in one of the
                  following forms: (i) in blank, (ii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee, without recourse," (iii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3, without recourse" or (iv) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1, without recourse, in each case with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing in the form as provided above;

                         (b) the original Mortgage with evidence of recording
                  thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                         (c) an original Assignment of the Mortgage executed in
                  one of the following forms: (i) in blank, (ii) "Norwest Bank Minnesota, National Association, as Trustee", (iii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996- LB3" or (iv) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1";

                         (d) the original recorded Assignment or Assignments of
                  the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (c);

                         (e) the original or copies of each assumption,
                  modification, written assurance or substitution agreement, if any; and

                         (f) the original lender's title insurance policy,
                  together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

                  In furtherance of facilitating the acknowledgement of such receipt by the Custodian, the Trustee hereby instructs the Custodian to cause the endorsement or execution, as the case may be, of the documents listed in
Section 2.1(a) and (c) to be completed by the Custodian in the forms prescribed by Section 2.1(a) and (c).

                  The Custodian, on behalf of and at the expense of the Master Servicer shall promptly (and in no event later than thirty (30) Business Days, subject to extension upon a mutual agreement between the Master Servicer and the Trustee, following the later of the Closing Date and the date of receipt by the Master Servicer of the recording information for a Mortgage) submit or cause to be submitted for recording, at no expense to the Depositor, the Custodian, Trust Fund or the Trustee, in the appropriate public office for real property records, each Assignment referred to in Sections 2.1(c) and (d) above and shall execute each original Assignment in one of the following forms: one of the following forms: (i) "Norwest Bank Minnesota, National Association, as Trustee", (ii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3" or
(iii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1". In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Master Servicer (in its capacity as an Originator) shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

                  Notwithstanding anything to the contrary contained in this
Section 2.1, in those instances where either (x) the public recording office has not returned the original Mortgage, power of attorney or Assignment or (y) the public recording office retains the original Mortgage, power of attorney or Assignment after it has been recorded or such document has been lost, the obligations of the Depositor hereunder shall be deemed to have been satisfied upon (1) delivery by the Depositor, the Master Servicer or the Trustee to the Custodian of a copy of such Mortgage, power of attorney or Assignment certified by the Master Servicer in the case of (x) above or the public recording office in the case of (y) above to be a true and complete copy of the recorded original thereof and (2) if such copy is certified by the Master Servicer, delivery to the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the public recording office to be a true and complete copy of the original. Upon delivery to the Depositor, the Master Servicer or the Trustee (x) by the public recording office of any recorded original Mortgage, power of attorney or Assignment or (y) by a title insurance or escrow company of any lender's title insurance policy, the Depositor, the Seller or the Trustee, as the case may be, promptly shall (and in no event later than five Business Days following such receipt) deliver such document to the Custodian. The Depositor shall deliver or cause to be delivered to the Custodian promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan. All Mortgage Loan documents held by the Custodian as to each Mortgage Loan shall hereinafter be referred to as the "Mortgage File".

                  In the event that document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Custodian.

                  In the event of any failure of any party to deliver any document as provided above, the Custodian shall give prompt written notice of such failure to the other parties to this Agreement. Once the Custodian has given notice of such failure it is to continue to hold the Mortgage Loan and Mortgage File unless otherwise directed.

                  The parties hereto agree and acknowledge that prior to the transfer and sale of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, all Mortgage Loan documents delivered to the Custodian for the benefit of the Depositor and the possession by the Custodian of such Mortgage Loan Documents shall be at the will of the Depositor and such possession by the Custodian shall be in a custodial capacity only.

                  Section 2.2. REVIEW OF MORTGAGE FILES. The Custodian agrees, for the benefit of the Trustee and the Certificateholders, to review each Mortgage File within 5 days after receipt of such Mortgage File (but in no event later than two Business Days prior to the Closing Date) and to certify in substantially the form attached hereto as Exhibit One that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.1(e)) required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it and are not mutilated, torn or defaced unless initialed by the related borrower and relate to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii), (vi), (ix), (x), (xiii), (xv) and (xvii) through (xx) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Custodian is under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or (ii) to determine whether any Mortgage File should include any of the documents specified in clause (e) of Section 2.1.

                  The Mortgage Files will be delivered to the Custodian not less than 2 days prior to the Closing Date.

                  Prior to the first anniversary date of this Agreement the Custodian shall deliver to the Trustee, the Depositor and the Master Servicer a final certification in the form annexed hereto as Exhibit Two evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

                  If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Custodian shall so notify the Trustee, the Depositor and the Master Servicer.

                  Section 2.3. NOTIFICATION OF DEFECTS. Upon discovery by the Custodian of a defect with respect to a Mortgage File (including without limitation a missing or defective document contained therein), the Custodian shall give prompt written notice specifying such defect to the Trustee.

                  Section 2.4. RELEASE OF MORTGAGE FILES. Upon (i) the payment in full of any Mortgage Loan, or (ii) the purchase or repurchase of any Mortgage Loan pursuant to Section 2.03 and Section 9.01 of the Pooling and Servicing Agreement, or (iii) substitution of a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, and upon receipt by the Custodian of a certificate signed by a Servicing Officer stating that all amounts required by the Pooling and Servicing Agreement in connection with such payment, repurchase or substitution have been deposited in the Collection Account pursuant to Section 3.10 of the Pooling and Servicing Agreement, the Custodian shall promptly release the related Mortgage File to the Depositor or the Master Servicer, as the case may be.

                  From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, the Custodian, shall, upon request of the Master Servicer and delivery to the Custodian of a Request for Release, release the related Mortgage File to the Master Servicer. Such Request for Release shall obligate the Master Servicer to return each and every document previously requested from the Mortgage File to the Custodian when the need therefor by the Master Servicer no longer exists, unless: (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account; or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. The Master Servicer shall hold such Mortgage Files in its possession in trust for the benefit of the Certificateholders. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Property, the related Mortgage File shall be released by the Custodian to the Master Servicer.

                  The Custodian shall, at the expense of any Certificateholder and upon such Certificateholder's request, provide a written report to such Certificateholder of all Mortgage Files released to the Master Servicer for servicing purposes.

                  Section 2.5. AUDIT AND EXAMINATION OF MORTGAGE FILES. Within 48 hours notice to the Custodian, the Trustee, the Master Servicer, the Depositor or any agent of any of them will be permitted, during the normal business hours of the Custodian, to examine the Mortgage Files, documents, records and other papers in possession of or under the control of the Custodian relating to any or all of the Mortgage Loans.

                  Section 2.6. COPIES OF MORTGAGE FILES. Within 48 hours notice request of the Trustee, the Master Servicer or the Depositor, the Custodian shall provide to the Trustee, the Master Servicer or the Depositor, as the case may be, copies of the documents which constitute the Mortgage Files. The Trustee shall pay all reasonable costs and expenses incurred by the Custodian in preparing such copies, which shall be in accordance with the Custodian's then-current fee schedule.

                  Section 2.7. SAFEKEEPING. The Custodian shall segregate the Mortgage Files from all other mortgages and mortgage notes and similar records in its possession, and agrees to hold the Mortgage Files on behalf of the Trustee for the use and benefit of all present and future Certificateholders and to maintain accurate records pertaining to each Mortgage Note and Mortgage in the Mortgage Files as will enable the Trustee to comply with the terms and conditions of the Pooling and Servicing Agreement, and at all times to maintain a current inventory thereof and to con duct periodic physical shelf inventories of the Mortgage Files held by it under this Agreement in such a manner as shall enable the Trustee to verify the accuracy of such inventory and record keeping. The Custodian will promptly report to the Trustee any failure on its part to hold the Mortgage Files as herein provided and promptly take appropriate action to remedy any such failure.

                  Section 2.8. ADMINISTRATION; REPORTS. In general, the Custodian shall provide the Trustee with notification of any change in status of any Mortgage File. In addition, the Custodian shall assist the other parties hereto, who are preparing routine reports to Certificateholders, at the request of any such party, or to regulatory bodies, to the extent necessitated by the Custodian's custody of the Mortgage Files.

                                   ARTICLE III

                            Concerning the Custodian

                  Section 3.1. CUSTODIAN AS BAILEE AND AGENT OF THE TRUSTEE. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian hereby agrees to act as the agent and bailee of the Trustee, and to hold such documents, in trust, for the exclusive use and benefit of all present and future Certificate holders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Custodian may not delegate any of its duties hereunder without the prior written consent of the Trustee. The Custodian shall segregate and maintain all documents constituting the Custodian's Mortgage File received by it for the benefit of the Certificateholders in secure facilities in accordance with customary standards for such custody. The Mortgage Note and Assignment of Mortgage shall be maintained in secure fire resistant facilities. Except upon com pliance with the provisions of Section 2.4 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Depositor, or the Master Servicer or otherwise released from the possession of the Custodian.

                  Section 3.2. INDEMNIFICATION. The parties hereto acknowledge that the Trustee, the Depositor and the Master Servicer shall not be liable for the acts of the Custodian hereunder. The Custodian agrees to indemnify the Trustee, the Depositor and the Master Servicer and any director, officer, employee or agent of the Trustee, the Depositor and the Master Servicer for, and to hold them harmless against, any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, incurred by or asserted against the Custodian by the gross negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. Such indemnification shall survive the termination or discharge of this Agreement, and the resignation or removal of the Custodian hereunder.

                  The Trustee agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, or because of the Custodian's negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any termination or assignment of this Custodial Agreement.

                  Section 3.3. CUSTODIAN MAY OWN CERTIFICATES. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                  Section 3.4. TRUSTEE TO PAY CUSTODIAN'S FEES AND EXPENSES. The Depositor covenants and agrees to pay to the Custodian an acceptance fee of $1,000 on the Closing Date. The Trustee covenants and agrees to pay to the Custodian monthly on each Distribution Date, and the Custodian shall be entitled to, a fee of 1/12 of 0.0035% per annum multiplied by the aggregate Scheduled Principal Balance of the Mortgage Loans and any REO Properties as of the second preceding Due Date (or, in the case of the first Distribution Date, as of the Cut-off Date) as compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Trustee will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

                  Section 3.5. CUSTODIAN MAY RESIGN; TRUSTEE MAY REMOVE CUSTODIAN. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans by giving written notice thereof to the Depositor, the Master Servicer and the Trustee. Upon receiving such notice of resignation, the Trustee shall either: (1) take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicer, and the Custodian or (2) promptly appoint a successor Custodian by written instrument, in duplicate, which instrument shall be delivered to the resigning Custodian and to the successor Custodian. If the Trustee shall not have taken custody of the Mort gage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution or a trust company subject to supervision by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7.

                  Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor.

                  In the event of the removal or resignation of the Custodian, the Custodian shall transfer all files to the successor Custodian within 60 days after receipt of tender of notice of removal or resignation.

                  Section 3.6. MERGER OR CONSOLIDATION OF CUSTODIAN. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, provided such Person shall be able to satisfy the requirements in
Section 3.7, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 3.7. REPRESENTATIONS OF THE CUSTODIAN. The Custodian hereby represents that it is a depository institution or a trust company subject to supervision by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Mortgage File.

                  Section 3.8. LIABILITY OF THE CUSTODIAN. In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Custodial Agreement.

                  Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Custodial Agreement, except for its or their breach of its or their obligations hereunder, or by its or their own negligence, lack of good faith or willful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and reasonably believed by it or them to be within the purview of this Custodial Agreement, even if advised of the possibility of such damages.

                  Section 3.9. INSURANCE. The Custodian shall, at its own expense, maintain in full force and effect at all times during the existence of this Agreement the following:

                           (a)      fidelity insurance;
                           (b)      theft of documents insurance; and

                           (c)      errors and omissions insurance.

All such insurance shall be in amounts with standard coverage and subject to deductibles as is customary for insurance typically maintained by depository institutions or trust companies which act as custodians, which insurance may be self-insurance. The minimum coverage under any such insurance shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgage-Backed Securities Selling and Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide. The Custodian shall, upon written request, provide to the Depositor or the Trustee a copy of any policy or certificate of insurance required to be maintained by the Custo dian pursuant to this Agreement.


                                   ARTICLE IV

                            Miscellaneous Provisions

                  Section 4.1. NOTICES. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by first class mail, postage prepaid, or by express delivery ser vice, at the addresses shown on the signature page hereof, or such other address as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

                  Section 4.2. AUTHORIZED REPRESENTATIVES. Each representative of the Trustee, the Depositor, the Master Servicer and the Custodian who is named on Exhibit 4, Exhibit 5, Exhibit 6 and Exhbit 7 hereto, respectively (each, an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Depositor, the Trustee, the Master Servicer and the Custodian, as the case may be. From time to time, the Depositor, the Trustee, the Master Servicer and the Custodian may, by delivering to the others a revised exhibit, change the information previously given, but each of the other parties hereto shall be entitled to rely conclusively on the last exhibit until receipt of a superseding exhibit.

                  Section 4.2. AMENDMENTS. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and none of the Depositor, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

                  Section 4.3. GOVERNING LAW. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

                  Section 4.4. COUNTERPARTS. For purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 4.5. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION,
                                        as Trustee
Address:
                                        By:
                                           -------------------------------------
Norwest Center                          Name:
Sixth & Marquette                       Title:
Minneapolis, Minnesota 55479



                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Custodian
Address:
180 East Fifth Street
St. Paul, Minnesota 55101               By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        NEW CENTURY MORTGAGE
                                        CORPORATION, as Master Servicer

Address:
18400 Von Karman, Suite 1000            By:
Irvine, California 92612                   -------------------------------------
                                        Name:
                                        Title:


                                        SALOMON BROTHERS MORTGAGE
                                        SECURITIES VII, INC.,
                                        as Depositor
Address:
                                        By:
                                           -------------------------------------
390 Greenwich Street, 4th Floor         Name: Matthew R. Bollo
New York, New York 10013                Title:  Assistant Vice President

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


                  On the ___ day of May, 1999 before me, a notary public in and for said State, personally appeared Matthew R. Bollo, known to me to be an Assistant Vice President of Salomon Brothers Mortgage Securities VII, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        __________________________________
                                                   Notary Public


[Notarial Seal]

STATE OF ___________________  )
                              ) ss.:
COUNTY OF __________________  )


                  On the ___ day of May, 1999 before me, a notary public in and for said State, personally appeared __________________, known to me to be a ____________________ of New Century Mortgage Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        __________________________________
                                                   Notary Public


[Notarial Seal]

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


                  On the ___ day of May, 1999 before me, a notary public in and for said State, personally appeared ___________________, known to me to be an Officer of Norwest Bank Minnesota, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        __________________________________
                                                   Notary Public


[Notarial Seal]

STATE OF _______________ )
                         ) ss.:
COUNTY OF ______________ )


                  On the ___ day of May, 1999 before me, a notary public in and for said State, personally appeared ______________________, known to me to be a ___________________ of U.S. Bank National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        __________________________________
                                                   Notary Public


[Notarial Seal]

                     EXHIBIT ONE TO THE CUSTODIAL AGREEMENT
                     --------------------------------------


                     FORM OF CUSTODIAN INITIAL CERTIFICATION


                                             May __, 1999



Salomon Brothers Mortgage
Securities VII, Inc.
390 Greenwich Street, 4th Floor
New York, New York  10013

New Century Mortgage Corporation
18400 Von Karman, Suite 1000
Irvine, California 92612

Norwest Bank Minnesota, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479


                  Re: Custodial Agreement, dated as of April 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc., New Century Mortgage Corporation, Norwest Bank Minnesota, N.A. and U.S. Bank National Association, Floating Rate Mortgage Pass-Through Certificates, Series 1999-3


Ladies and Gentlemen:

                  In accordance with Section 2.2 of the above-referenced Custodial Agreement, the undersigned, as Custodian, hereby certifies, subject to the exceptions noted on the attached report, that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report as not being covered by this certification), it has reviewed the Mortgage File and determined that (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.1(e)) required to be delivered to it pursuant to the Custodial Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items
(i) through (iii), (vi), (ix), (x), (xiii), (xv), and (xvii) through (xx) of the definition of "Mortgage Loan Schedule" in the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

                  The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clause (e) of Section 2.1 of the Custodial Agreement.

                  Capitalized words and phrases used herein shall have the meanings assigned to them in the above-captioned Custodial Agreement.

                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                     EXHIBIT TWO TO THE CUSTODIAL AGREEMENT
                     --------------------------------------


                      FORM OF CUSTODIAN FINAL CERTIFICATION


                                                              [Date]



Salomon Brothers Mortgage
Securities VII, Inc.
390 Greenwich Street, 4th Floor
New York, New York  10013
Attention: Susan Mills

New Century Mortgage Corporation
18400 Von Karman, Suite 1000
Irvine, California 92612

Norwest Bank Minnesota, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479


                  Re: Custodial Agreement, dated as of April 1, 1999, among Salomon Brothers Mortgage Securities VII, Inc., New Century Mortgage Corporation, Norwest Bank Minnesota, N.A. and Chase Bank of Texas, National Association, Floating Rate Mortgage Pass-Through Certificates, Series 1999-3

Ladies and Gentlemen:

                  In accordance with Section 2.2 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), it has received:

                        [(a) the original Mortgage Note, endorsed in one of the
                  following forms: (i) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee, without recourse," (ii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3, without recourse" or (iii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1, without recourse, in each case with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing in the form as provided above;]

                         (b) the original Mortgage with evidence of recording
                  thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                        [(c) an original Assignment of the Mortgage executed in
                  one of the following forms: (i) "Norwest Bank Minnesota, National Association, as Trustee", (ii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3" or (iii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1";]

                         (d) the original recorded Assignment or Assignments of
                  the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (c);

                         (e) the original or copies of each assumption,
                  modification, written assurance or substitution agreement, if any; and

                         (f) the original lender's title insurance policy,
                  together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

                  The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  Capitalized words and phrases used herein shall have the meanings assigned to them in the above-captioned Custodial Agreement.


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                    EXHIBIT THREE TO THE CUSTODIAL AGREEMENT
                    ----------------------------------------

                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)



Loan Information
----------------

         Name of Mortgagor:   ______________________________

         Master Servicer
         Loan No.:            ______________________________

Trustee/Custodian
-----------------

         Name:                ______________________________

         Address:             ______________________________


         Trustee/Custodian
         Mortgage File No.:   ______________________________

Depositor
---------

         Name:                SALOMON BROTHERS MORTGAGE
                              SECURITIES VII, INC.

         Address:             ______________________________
                              ______________________________


         Certificates:        Floating Rate Mortgage Pass-Through
                              Certificates, Series 1999-3

                  The undersigned Master Servicer hereby acknowledges that it has received from _______________________, as Trustee for the Holders of Floating Rate Mortgage Pass-Through Certificates, Series 1999-3, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of April 1, 1999, among the Trustee, the Depositor, the Master Servicer, Ameriquest Mortgage Company, Long Beach Mortgage Company and Ocwen Federal Bank FSB (the "Pooling and Servicing Agreement").

( ) Promissory Note dated _______________, 19__, in the original principal sum of $__________, made by _____________________, payable to, or endorsed to the order of, the Trustee.

( )      Mortgage recorded on _________________________ as instrument no.
         ____________________ in the County Recorder's Office of the County of
         _________________, State of __________________ in book/reel/docket
         _________________ of official records at page/image _____________.

( )      Deed of Trust recorded on ___________________ as instrument no.
         ________________ in the County Recorder's Office of the County of
         _________________, State of ____________________ in book/reel/docket
         _________________ of official records at page/image ______________.

( )      Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
         ___________________ as instrument no. _________ in the County
         Recorder's Office of the County of _______________, State of _______________________ in book/reel/docket ____________ of official records at page/image ____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( )      ---------------------------------------------

( )      ---------------------------------------------

( )      ---------------------------------------------

( )      ---------------------------------------------

                  The undersigned Master Servicer hereby acknowledges and agrees as follows:

                  (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

Dated:

                                         [MASTER SERVICER]

                                         By:
                                            ------------------------------
                                        Name:
                                        Title:

                               REQUEST FOR RELEASE
                          [Mortgage Loans Paid in Full]

                     OFFICERS' CERTIFICATE AND TRUST RECEIPT
                FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1999-3


____________________________________________________ HEREBY CERTIFIES THAT
HE/SHE IS AN OFFICER OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER:___________________         BORROWER'S NAME:________________________

COUNTY:________________________

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE COLLECTION ACCOUNT PURSUANT TO SECTION
3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.


___________________________          DATED:__________________________

/  /   VICE PRESIDENT

/  /   ASSISTANT VICE PRESIDENT

                     EXHIBIT FOUR TO THE CUSTODIAL AGREEMENT
                     ---------------------------------------

                     AUTHORIZED REPRESENTATIVES OF DEPOSITOR
                     ---------------------------------------


--------------------                                    ----------------------


--------------------                                    ----------------------


--------------------                                    -----------------------


--------------------                                    -----------------------

                     EXHIBIT FIVE TO THE CUSTODIAL AGREEMENT
                     ---------------------------------------

                      AUTHORIZED REPRESENTATIVES OF TRUSTEE
                      -------------------------------------


--------------------                                  ----------------------


--------------------                                  ----------------------


--------------------                                  -----------------------


--------------------                                  -----------------------

                     EXHIBIT SIX TO THE CUSTODIAL AGREEMENT
                     --------------------------------------

                  AUTHORIZED REPRESENTATIVES OF MASTER SERVICER
                  ---------------------------------------------


--------------------                                    ----------------------


--------------------                                    ----------------------


--------------------                                    -----------------------


--------------------                                    -----------------------

                    EXHIBIT SEVEN TO THE CUSTODIAL AGREEMENT
                    ----------------------------------------

                     AUTHORIZED REPRESENTATIVES OF CUSTODIAN
                     ---------------------------------------



--------------------                                    ----------------------


--------------------                                    ----------------------


--------------------                                    -----------------------


--------------------                                    -----------------------

                                   APPENDIX A


         "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of Maryland or the State of New York, or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

         "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any Master Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee may conclusively rely upon a certificate of the Depositor or any Master Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

         "Closing Date": May __, 1999.

         "Collection Account": The account or accounts created and maintained by the Master Servicer pursuant to Section 3.10(a) of the Pooling and Servicing Agreement, which shall be entitled "New Century Mortgage Corporation, as a Master Servicer for Norwest Bank Minnesota, National Association, as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-3". The Collection Account must be an Eligible Account.

         "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

         "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the applicable Master Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 9.01.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

         "Mortgage Loan": Each mortgage loan for which the Master Servicer has been appointed as such, transferred and assigned to the Trustee pursuant to
Section 2.01 or Section 2.03(d) of this Agreement, as held from time to time held as a part of REMIC I, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

         "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in REMIC I on such date, attached hereto as Schedule 1. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

                  (i) the related Originator's Mortgage Loan identifying number;

                  (ii)     the Mortgagor's name;

                  (iii) the street address of the Mortgaged Property including the state and zip code;

                  (iv) a code indicating whether the Mortgaged Property is owner-occupied;

                  (v) the type of Residential Dwelling constituting the Mortgaged Property;

                  (vi)     the original months to maturity;

                  (vii)    the Loan-to-Value Ratio at origination;

                  (viii) the Mortgage Rate in effect immediately following the Cut-off Date;

                  (ix) the date on which the first Monthly Payment was due on the Mortgage Loan;

                  (x)      the stated maturity date;

                  (xi) the amount of the Monthly Payment due on the first Due Date after the Cut-off Date;

                  (xii) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

                  (xiii)   the original principal amount of the Mortgage Loan;

                  (xiv) the Scheduled Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

                  (xv) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

                  (xvi) a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

                  (xvii) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate;

                  (xviii) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate;

                  (xix)    the Mortgage Rate at origination;

                  (xx) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap and the maximum first Adjustment Date Mortgage Rate adjustment;

                  (xxi)    a code indicating the documentation program;

                  (xxii) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date;

                  (xxiii)  the risk grade;

                  (xxiv)   the Value of the Mortgaged Property; and

                  (xxv) the sale price of the Mortgaged Property, if applicable.

                  The Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the

Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

         "Mortgage Note": The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

         "Mortgagor":  The obligor on a Mortgage Note.

         "Rating Agency or Rating Agencies": DCR and S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

         "REO Property": A Mortgaged Property acquired by the Master Servicer on behalf of REMIC I through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

         "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. With respect to any date of determination, 98% of all Voting Rights will be allocated among the holders of the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, 1% of all Voting Rights will be allocated to the holders of the Class P Certificates and 1/3 of 1% of all Voting Rights will be allocated among the holders of each Class of Residual Certificates. The Voting Rights allocated to each Class of Certificate shall be allocated among Holders of each such Class in accordance with their respective Percentage Interests as of the most recent Record Date.

                                   SCHEDULE 1
                                   ----------


                             MORTGAGE LOAN SCHEDULE

                           TO BE PROVIDED UPON REQUEST

                                   SCHEDULE 2
                                   ----------


                           PREPAYMENT CHARGE SCHEDULE

                           TO BE PROVIDED UPON REQUEST